UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06318

CONSULTING GROUP CAPITAL MARKETS FUNDS

(Exact name of registrant as specified in charter)

2000 Westchester Avenue

Purchase, NY 10577

(Address of principal executive offices)(Zip code)

CT Corp

155 Federal Street Suite 700

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 454-3965

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS

Consulting Group

Capital Markets Funds

Annual Report

»	August 31, 2015

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Consulting Group

Capital Markets Funds

DEAR SHAREHOLDER,

Global risk markets were volatile over the twelve months ending August 31, 2015. Over the period, the S&P 500® Index i rose a modest 0.5%. Investor uncertainty centered around a much anticipated rate hike, global growth concerns, and volatility in emerging market currencies as well as commodities. For the twelve months, the Health Care and Consumer Discretionary sectors posted the strongest returns, while Commodities-related equities registered the weakest performance amongst the major S&P 500 sectors. During the period, European and Japanese equities were the top-performing global equity markets.

The sectors in the S&P 500® Index which generated a positive return over the twelve month period included Health Care (+12.0%), Consumer Discretionary (+10.7%), Consumer Staples (+7.2%), Utilities (+1.6%), Information Technology (+2.4%), and Financials (+2.3%). Industrials (-2.9%) and Telecommunications (-4.1%) fell modestly.

Morgan Stanley & Co. economists expect U.S. real GDP growth will be approximately 2.5% in 2015 and 2.7% in 2016. They forecast global GDP growth to be close to 3.4% in 2015 and 3.9% in 2016.

Growth-style stocks of large-cap companies rose during the period. The large-cap Russell 1000® Growth Index ii rose 4.3%. The Russell 1000® Index iii, a large-cap index, declined 0.4% for the period. The Russell 1000® Value Index iv, also a large-cap index, decreased 3.5% for the period. The Russell 2000® Growth Index v, a small-cap index, rose 5.1% for the period. The small-cap Russell 2000® Index vi was flat over the period. The Russell 2000® Value Index vii, also a small-cap index, declined 5.0% for the period.

Over the twelve-month period, the MSCI All Country World Index viii decreased 8.1% in U.S. dollar terms, the MSCI Emerging Markets Index ix fell 22.9% in U.S. dollar terms, and the MSCI EAFE Index x (a benchmark for developed markets) declined 7.1% in U.S. dollar terms.

Over the twelve-month period, bond market returns were mixed. The Barclays US Aggregate Bond Index xi, a general measure of the bond market, rose 1.6% for the period. Interest rates decreased during the period, as the yield on the 10-Year U.S. Treasury note moved down slightly from 2.42% to 2.41%. Riskier parts of the bond market such as U.S. High Yield debt declined in the period. The Barclays US Corporate High Yield Bond Index xii, a measure of lower-rated corporate bonds, fell 2.9%.

Consulting Group Capital Markets (CGCM) Funds

Large Capitalization Growth Investments increased 4.4% over the fiscal year, outperforming both the Russell 1000® Growth Index ii, which rose 4.3% in the period, and the average performance of mutual funds included in the Lipper Large-Cap Growth investment category xiii, which rose 3.6%. Favorable stock selection in the Consumer Staples (beverages), Health Care (pharmaceuticals, biotechnology), and Financials (real estate investment trusts) sectors enhanced returns, while poor stock selection in the Consumer Discretionary (internet and catalog retail) and Industrials (aerospace and defense) sectors detracted value relative to the index. The fund’s overweight exposure to the Energy sector also detracted.

Large Capitalization Value Equity Investments registered a loss of 6.8% in the fiscal year, trailing both the Russell 1000® Value Index iv, which declined 3.5%, and the average performance of mutual funds included in the Lipper Large-Cap Value investment category xiv, which fell 3.8%. An overweight allocation to the Consumer Discretionary (consumer durables & apparel) sector, combined with favorable stock selection within the Consumer Staples sector (food & staples retailing), benefitted relative performance; however, these positive attributes were more than offset by negative contributions from stock picks within the Energy (oil gas & consumable fuels) and Consumer Discretionary (media, hotels restaurants & leisure) sectors, which subtracted from returns in the annual period.

I

Small Capitalization Growth Investments increased 7.4% over the yearly performance period, as compared to the 5.1% increase of the Russell 2000® Growth Index v and the 4.1% return of the average mutual fund included in the Lipper Small-Cap Growth investment category xv. Positive stock selection in the Energy (oil gas & consumable fuels) and Consumer Staples (food and staples retailing) sectors enhanced returns in the one-year period, while underperformance in Financials (real estate investment trusts) detracted value. Overall, sector positioning detracted value, as an overweight to the struggling Energy and Industrials sectors hurt relative performance.

Small Capitalization Value Equity Investments declined 7.9% in the annual reporting period that ended on August 31, 2015. Performance over this period fared worse in comparison to the Russell 2000® Value Index vii, which declined 5.0%, and the average mutual fund included in the Lipper Small-Cap Value investment category xvi, which fell 6.0% in the most recent fiscal year. Negative relative results were predominantly attributed to an overweight allocation to Materials (metals & mining) and an underweight allocation to Financials (banks). Overall, stock selection positively affected relative performance given positive contributions from the Financials (insurance) and Information Technology (semiconductors & semiconductor equipment) sectors.

International Equity Investments fell 7.7% in the annual reporting period that ended on August 31, 2015, as compared to the 7.5% decline of the MSCI EAFE Index (Net) x and the 9.1% decline in the performance of the average mutual fund included in the Lipper International Large-Cap Core investment category xvii. Favorable stock selection in the United Kingdom and Spain aided returns over the fiscal annual period while the fund’s underweight exposure to Japan and unfavorable stock selection in the country detracted value. From a sector perspective, favorable stock selection in the Financials and Materials sectors aided returns, while underperformance in the Industrials and Information Technology sectors detracted from relative performance results. Overall, sector positioning was positive with the most benefit coming from the fund’s overweight exposure to the Telecommunication Services and Consumer Discretionary sectors.

Emerging Markets Equity Investments registered a twelve-month loss of 24.1% and underperformed both the 23.0% decline of the MSCI Emerging Markets Index (Net) ix and the 22.5% decrease of the average mutual fund included in the Lipper Emerging Markets investment category xviii. Relative to the index, the fund’s overweight exposure to Brazil and Canada detracted value. At the same time, positive stock selection in South Korea and India benefited performance in the twelve months ended August 31, 2015. Unfavorable stock selection in the Consumer Staples and Financials sectors detracted value, while the fund’s overweight exposure to the Consumer Discretionary sector added value relative to the index.

Core Fixed Income Investments rose 1.4% in the fiscal year, trailing the 1.6% gain of its market benchmark, the Barclays US Aggregate Bond Index xi, and exceeding the 0.8% rise for the average mutual fund included in the Lipper Core Bond investment category xix. Detractors included an underweight to the Treasury and agency sectors and the overweight to the corporate and high-yield sectors. Favorable contributions from asset-backed and residential mortgage-backed sector selections benefited relative performance.

High Yield Investments experienced a decline of 6.1% in the annual fiscal reporting period, below the 2.9% decrease of the Barclays US Corporate High Yield Bond Index xii, and behind the 3.5% average loss of mutual funds included in the Lipper High Yield investment category xx. The portfolio was negatively impacted by its overweight to B and CCC credit as BB-rated paper outperformed by a significant margin. Bond selections in energy also detracted from excess returns in the fiscal year. At the same time, however, the underweight to metals and mining contributed positively to returns.

International Fixed Income Investments’ fiscal year return gained 0.3%, as compared to the 3.2% rise of the Citigroup Non-USD World Government Bond Index (USD) Hedged xxi and the 8.0% loss for the average mutual fund included in the Lipper International Income investment category xxii. Contributions from developed market currency allocation were more than offset by off-benchmark sector exposures to investment grade and high yield credit. The fund’s EMD sub-account, which invests in local currency emerging market debt, lost 22.1% in the yearly period. Among the detractors were currency exposures to Brazil, Colombia, Russia, and Turkey, each of which depreciated significantly versus the U.S. dollar over the one-year trailing period as of August 31, 2015.

II

Municipal Bond Investments’ twelve-month gain of 2.3% in the fiscal period ended August 31, 2015 fell slightly short of the 2.5% return of the Barclays US Municipal Bond Index xxiii, as well as the 2.5% increase in the average mutual fund included in the Lipper General & Insured Municipal Debt investment category xxiv. Increasing the fund’s exposure on the longer end of the yield curve and an overweight to the 10-year portion of the curve played constructive roles in performance as the yield curve flattened. Additionally, security selection, particularly within the lower credit quality categories contributed positively to performance. Spread sectors such as hospitals, higher education, and special tax enhanced performance while higher credit quality sectors such as local general obligation and water and sewer revenue were a modest drag.

Additional information regarding the investment managers of the CGCM Funds and commentary specific to each individual sub-adviser is available in the Annual Report following this Shareholder Letter.

We thank you for your continued confidence in Morgan Stanley Wealth Management and support as shareholders of the CGCM Funds.

Sincerely,

David Berdon

Chief Executive Officer

October 29, 2015

III

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at https://morganstanley.com/cgcm.

Shares of the Funds are available to participants in certain investment advisory programs sponsored by Morgan Stanley, including TRAK® CGCM, Select UMA, Consulting Group Advisor and Portfolio Management. The services offered through these programs may provide investors with asset allocation recommendations, which are implemented through the Funds. Under an investment advisory program, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum shareholder fee (in addition to annual fund operating expenses) for assets invested in the Consulting Group Capital Markets Funds (“Trust”) through the TRAK® CGCM, Consulting Group Advisor, Select UMA or the Portfolio Management investment advisory programs is 2.50% of average quarter-end net assets. Investors existing prior to April 1, 2010, will be assessed a maximum shareholder fee (in addition to annual fund operating expenses) for all assets invested in the Trust under TRAK® CGCM of 1.50% of average quarter-end net assets. These fees may be reduced in certain circumstances. These fees may be paid either by redemption of shares of the Funds or by separate payment.

Although the statements of fact and data contained herein have been obtained from, and are based upon, sources the firm believes reliable, we do not guarantee their accuracy, and any such information may be incomplete or condensed. All opinions included in this report constitute the firm’s judgment as of the date herein, and are subject to change without notice. This material is for informational purposes only, and is not intended as an offer or solicitation with respect to the purchase or sale of any security. This report may contain forward-looking statements, and there can be no guarantee that they will come to pass. The index returns shown are preliminary and subject to change. Past performance is not a guarantee of future results.

Index Definitions

i.	The S&P 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Please note that an investor cannot invest directly in an index.
ii.	The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
iii.	The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on the market capitalization. Please note that an investor cannot invest directly in an index.
iv.	The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
v.	The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
vi.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. Please note that an investor cannot invest directly in an index.
vii.	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
viii.	The MSCI All Country World Index is a free float-adjusted market capitalization index that is designated to measure equity market performance in the global developed emerging markets. Please note that an investor cannot invest directly in an index.
ix.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
x.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xi.	The Barclays US Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related, and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index
xii	The Barclays US Corporate High Yield Bond Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xiii.	The Lipper Large-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xiv.	The Lipper Large-Cap Value Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have below-average characteristics compared to the S&P 500® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xv.	The Lipper Small-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have above-average characteristics compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

IV

xvi.	The Lipper Small-Cap Value Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have below-average characteristics compared to the S&P SmallCap 600® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xvii.	The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xviii.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index
xix.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in nonbenchmark sectors such as high-yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xx.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xxi.	The Citigroup Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the Citigroup World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xxii.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.
xxiii.	The Barclays US Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.
xxiv.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index

Risk Considerations

Equity securities may fluctuate in response to news on companies, industries, market conditions, and general economic environment.

Investing in foreign markets entails risks not typically associated with domestic markets, such as currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, and the potential for political instability. These risks may be magnified in countries with emerging markets and frontier markets, since these countries may have relatively unstable governments and less established markets and economies.

Investing in small- to medium-sized companies entails special risks, such as limited product lines, markets, and financial resources, and greater volatility than securities of larger, more established companies.

The value of fixed income securities will fluctuate and, upon a sale, may be worth more or less than their original cost or maturity value. Bonds are subject to interest rate risk, call risk, reinvestment risk, liquidity risk, and credit risk of the issuer.

High yield bonds (bonds rated below investment grade) may have speculative characteristics and present significant risks beyond those of other securities, including greater credit risk, price volatility, and limited liquidity in the secondary market. High yield bonds should comprise only a limited portion of a balanced portfolio.

Yields are subject to change with economic conditions. Yield is only one factor that should be considered when making an investment decision.

Asset allocation and diversification do not assure a profit or protect against loss in declining financial markets.

The indices are unmanaged. An investor cannot invest directly in an index. They are shown for illustrative purposes only and do not represent the performance of any specific investment.

Because of their narrow focus, sector investments tend to be more volatile than investments that diversify across many sectors and companies.

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected.

V

Performance of the Consulting Group Capital Markets Funds For the Year Ended August 31, 2015†*

Large Capitalization Growth Investments	4.39%
Russell 1000® Growth Index (1)	4.26

Large Capitalization Value Equity Investments	-6.83
Russell 1000® Value Index (2)	-3.48

Small Capitalization Growth Investments	7.36
Russell 2000® Growth Index (3)	5.11

Small Capitalization Value Equity Investments	-7.85
Russell 2000® Value Index (4)	-4.95

International Equity Investments	-7.68
The Morgan Stanley Capital International Europe Australasia, Far East (MSCI EAFE®) Index (Net) (5)	-7.47

Emerging Markets Equity Investments	-24.08
MSCI Emerging Markets Index (Net) (6)	-22.95

Core Fixed Income Investments	1.35
Barclays Capital U.S. Aggregate BondTM Index (7)	1.56

High Yield Investments	-6.14
Barclays Capital U.S. Corporate High-Yield Index (8)	-2.93

International Fixed Income Investments	0.31
Citigroup Non-USD World Government Bond Index (USD) Hedged (9)	3.15

Municipal Bond Investments	2.32
Barclays Capital U.S. Municipal Bond Index (10)	2.52

Money Market Investments**	0.00
90-day Treasury Bill Index	0.02

See pages 27 through 29 for all footnotes.

VI

Large Capitalization Growth Investments

ABOUT THE SUBADVISERS
•Jackson Square Partners, LLC (“JSP”)
JSP invests primarily in common stocks of large capitalization growth-oriented companies that JSP believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, JSP seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. JSP also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation.

•Wells Capital Management, Inc. (“Wells”)
Wells employs both proprietary screens and intensive grassroots research in order to identify high-growth companies expected to outperform their peers. Wells’ philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

•Westfield Capital Management Company, L.P. (“Westfield”)
Westfield uses an active management style and favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Westfield believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

For the period of September 1, 2014, through August 31, 2015, the Sub-advisers for CGCM Large Capitalization Growth Investments (“Fund”) were Jackson Square Partners, LLC (“JSP”), Wells Capital Management, Inc. (“Wells”), Westfield Capital Management Company, L.P. (“Westfield”) and Frontier Capital Management Co., LLC (“Frontier”).

The portion of the Fund managed by JSP outperformed the Fund’s market index benchmark, the Russell 1000® Growth Index, for the year ended August 31, 2015. Strong stock selection in the Financial Services and Healthcare sectors was partially offset by weak relative performance in Consumer Discretionary and Technology sectors, as well as by our relative overweight to the Energy sector. It is important to note that sector allocation decisions are made on a fundamental, company-specific basis and are typically not made as an investment opinion or tactical portfolio positioning move, per se, on any particular sector. JSP believes the ever-changing market sentiment demonstrates that there are more than just fundamental factors affecting stock prices. A lack of confidence in the basic market outlook suggests to JSP that many investors appear to be struggling with accurately predicting the pace of the global economic recovery and are assessing external factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). In such a tenuous environment, JSP believes the quality of a company’s business model, competitive position, and management may prove to be of utmost importance. Regardless of the economic outcome, JSP remains consistent in our long-term investment philosophy: JSP wants to own what JSP views as strong secular-growth companies with solid business models and competitive positions that JSP believes can grow market share and have the potential to deliver shareholder value in a variety of market environments.

The portion of the Fund managed by Wells modestly unperformed the Fund’s market index benchmark, the Russell 1000® Growth Index, for the year ended August 31, 2015. Over the last 12 months, the U.S. equity market was ripe with volatility and displayed a clear lack of conviction. This market activity resulted, at times, in a disconnection between underlying company specific fundamentals and stock prices movements. Wells opportunistically used the market volatility to initiate and build positions in companies that displayed a high degree of earnings visibility and “can make their own luck” in an environment of global economic uncertainty. The information technology sector proved to be fertile ground for these types of firms. As a result, holdings in the sector contributed to returns over the last 12 months. Specific strength was visible in network security and cloud based software related holdings. Further contributing to performance was positioning within the financial sector. While strength was not widespread, merger synergies helped select diversified financial services firms post strong relative returns. As was the case last year, the small absolute weight in consumer staples holdings proved additive to returns as strength was again apparent within the beverage industry. Positioning with the energy sector proved to be the largest performance detractor over the last 12 months. Consistent with past periods, our fundamentally based investment process is challenged when stock prices are driven by macroeconomic factors rather than underlying fundamentals. Within the energy sector, this dynamic was frequently apparent during the last year as crude oil prices fell precipitously, leading to a dramatic selloff in energy stocks that began in the second half of 2014. The

•Frontier Capital Management Co., LLC (“Frontier”)
Frontier is a research-driven firm specializing in the management of growth-oriented U.S. equity portfolios. Frontier believes that growth must be purchased at a reasonable price and that fundamental, bottom-up research is the cornerstone to adding value. The firm’s philosophy since its founding in 1980 is that stock prices ultimately follow earnings growth. Frontier believes that there are three key drivers of long-term, consistent performance and look for companies that possess, improving business models; unrecognized earnings power; and attractive valuations.

impact of sharply lower oil prices was felt by select industrial holdings as well. Weakness was apparent in the road and rail industry as these positions further weighed on returns. Despite the geopolitical and macroeconomic challenges that were apparent over the last year, Wells remains confident that the superior growth profile and strong underlying fundamentals of the portfolio will be increasingly recognized and rewarded going forward.

The portion of the Fund managed by Westfield slightly underperformed the Fund’s market index benchmark, the Russell 1000® Growth Index, for the year ended August 31, 2015. Weakness in Industrials, Consumer Discretionary, and Energy offset strength in Health Care, Information Technology, and Consumer Staples. The Health Care sector was the portfolio’s top contributor to absolute and relative performance results. The portfolio maintains an overweight position in the pharmaceuticals sub-industry, where M&A has been generating much of the dialogue. Most transactions to this point have been highly accretive, with commercial scale and cost synergies representing the primary drivers of the success. The Information Technology sector contributed positively to relative results, outperforming across multiple sub-industries. Stock selection within application software and semiconductor equipment was particularly notable. Within the sector, Westfield continues to favor the Internet niche, particularly those companies that have the ability to monetize mobile traffic on a consistent basis, as well as areas ranking as the highest priority budget items for corporations, such as security, cloud, and mobility. The portfolio’s Industrials holdings underperformed. A maker of components for aerospace and industrial gas turbine applications struggled to meet consensus expectations for earnings against the backdrop of weak aftermarket demand in the defense business segment; the stock was sold. A global manufacturer of heavy industrial equipment also underperformed, hurt by a slowdown in its energy-related business. Despite gains across multiple sub-industries, the portfolio’s Consumer Discretionary sector detracted from relative returns. Some of the relative performance shortfall stemmed from our lack of exposure to the Internet retail sub-industry, which delivered robust gains during the period. Westfield had resisted building a position in on-line retail giant Amazon due to concerns over the company’s lofty valuation; however, Westfield purchased the shares in July, after the company demonstrated accelerating revenue growth and operating margin improvements across all of its segments. Westfield believes that if Amazon experiences further improvement in margins, the stock could realize significant upside. In addition, Westfield thinks Wall Street is moving to a sum-of-the-parts valuation model for the stock, which utilizes enterprise-value-to-sales multiples for the company’s core business, as well as its Web Services segment.

The portion of the Fund managed by Frontier outperformed the Fund’s market index benchmark, Russell Mid Cap Growth Index, for the year ended August 31, 2015. Frontier’s relative performance was driven by strength in technology, health care and financial services. The best performing stock in technology was Electronic Arts which benefitted from strong demand associated with the rollout of new video gaming consoles and games. Within health care, Centene continued to profit as more individuals became insured under the Affordable Care Act. In financial services, Global Payments recurring revenue and strong free cash flow business model continued to lead to positive surprises in earnings. Offsetting these areas was the producer durables sector, where our investments in energy-related derivative plays (Kirby, MasTec, and IHS) underperformed as oil prices declined over 50 percent during this 12 month period. After solid gains over the past several years, Frontier is not surprised to see the market consolidate and experience volatility given concerns around international growth (China and Brazil) as well as a pending inflection in Federal Reserve policy. Taking a longer term perspective, Frontier sees ample reasons to be positive about the domestic economy. The markets recent instability has us opportunistically positioned to add to companies that Frontier believes have strong secular appeal and enduring demand characteristics. This has led to the portfolio being overweight technology, health care and financial services. Frontier continues to be watchful of international developments and will make adjustments accordingly.

The following graph depicts the performance of Large Capitalization Growth Investments vs. the Russell 1000® Growth Index1 and the Lipper Large-Cap Growth Funds Average.11

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015

LARGE CAPITALIZATION GROWTH INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 1000® Growth Index and the Lipper Large-Cap Growth investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Growth Index***	Lipper Large-Cap Growth Funds Average***
Since inception (11/18/1991)	8.10%	6.29%	8.53%	8.63%
10 year	7.58	5.49	8.41	7.81
5 year	16.49	13.75	17.40	16.51
3 year	15.31	12.33	15.30	15.29
1 year	4.39	1.49	4.26	3.55

See pages 27 through 29 for all footnotes.

Large Capitalization Value Equity Investments

ABOUT THE SUBADVISERS
•Cambiar Investors, LLC (“Cambiar”)
Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame.

•NFJ Investment Group, LLC (“NFJ”)
The NFJ investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks in order to identify companies with positive fundamental characteristics. After the screen has been applied, NFJ then conducts in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held within a single industry. The portfolio generally holds 40 to 50 companies. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. NFJ continually repeats its research process in order to identify new buy and sell candidates. The sell discipline is an important part of NFJ’s process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

•HGK Asset Management, Inc. (“HGK”)
HGK invests in undervalued securities through disciplined, fundamentally driven quantitative and qualitative security analysis. This analysis is coupled with a risk adverse approach to portfolio construction. HGK’s value driven domestic equity investment process has been employed in its current form since 1991. The equity team screens for disciplined companies with improving cash flows selling below their discounted present value. Rigorous qualitative fundamental analysis is applied to make the final security selection. During this analysis, the equity team focuses on undervalued companies that operate from a position of competitive advantage and whose management teams understand the principles of shareholder wealth creation.

For the period from September 1, 2014, through August 31, 2015, the Sub-advisers for Large Capitalization Value Equity Investments (“Fund”) were Cambiar Investors, LLC (“Cambiar”), NFJ Investment Group, LLC (“NFJ”), HGK Asset Management, Inc. (“HGK”) and Artisan Partners Limited Partnership (“Artisan”).

The portion of the Fund managed by Cambiar outperformed the Fund’s market index benchmark, the Russell 1000® Value Index for the year ended August 31, 2015. After a challenging stretch in recent years, active managers such as Cambiar have been able to generate solid return thus far in 2015. Stock performance has been more closely correlated to corporate fundamentals, a tailwind for active management. Within the Cambiar portfolio, outperformance for the year was primarily a function of strong stock selection across most sectors of the portfolio. Information Technology and Industrials were two notable bright spots in the portfolio, as Cambiar’s aggregate holdings in these two sectors were able to outpace the index. An overweight allocation and positive stock selection within Consumer Discretionary was another area of excess return. While many consumer discretionary companies have been bid up in recent quarters on an anticipated spending impact from lower energy prices and a stronger job market, security selection remains paramount — as not all companies will benefit to the same extent. Healthcare stocks comprised the top-performing sector of the market over the trailing year; Cambiar’s overweight allocation to the sector was subsequently a positive contribution to performance. Like many managers, Cambiar did not anticipate the sharp drop in commodity prices that took place in the 4th quarter of 2014. While unable to escape the downdraft in the sector, Cambiar’s Energy holdings declined less than the benchmark. Cambiar believes that the decline in the North American rig count should help in stabilizing oil prices in the second half of 2015. That said, the portfolio remains underweight in the sector, based on lack of visibility and higher conviction investment opportunities in other areas of the market. Cambiar’s underweight allocation to Financials was a detractor in the year, as this sector has held up reasonably well in the current market environment.

The portion of the Fund managed by NFJ underperformed the Fund’s benchmark for the year ended August 31, 2015. The reporting period was positive for equity markets as the backdrop of record cash flows, positive earnings, and low interest rates continued to support stocks. Over the trailing 12-months, growth as measured by the Russell 1000® Value Index notably outperformed the Russell 1000® Value Index by over 700 basis points creating structural headwinds for a deep value approach. During the latter half of 2014, the stock market rebounded sharply in October after falling over 7% during a stretch of apprehensiveness which included an Ebola outbreak. During the period the sustained accommodative environment resulted in more shareholder friendly activities by S&P 500 companies which paid an all-time high of $350.4 billion in dividends over the past calendar year according to S&P Dow Jones Indices. In its attempt to maximize employment and stabilize prices, the U.S. Federal Reserve (the “Fed”) officials offered conflicting views on whether they might lift rates at the September 2015 FOMC meeting, and futures prices put only 28% odds on a move. The Fed’s decision likely rests upon the trajectory of the U.S. economy, leaving the timing of the Fed’s first rate hike uncertain. Relative returns were due to negative stock selection and to a lesser extent negative sector allocation. Issue selection was strongest in the Utilities and Energy sectors, while the

•Artisan Partners Limited Partnership (“Artisan”)
The Artisan mid-cap value strategy employs a bottom-up investment process to construct a diversified portfolio of U.S. mid-cap value companies that Artisan’s mid-cap value investment team believes are undervalued, in solid financial condition and have attractive business economics. Artisan believes companies with these characteristics are less likely to experience eroding values over the long-term.

strategy’s Consumer Discretionary and Health Care holdings lagged those sectors within the benchmark. The strategy’s overweight in Health Care and underweight in Industrials boosted performance. The Fund’s overweight positions in Energy and Materials were headwinds. Energy names depreciated more than 31% while Materials stocks lost 18% — both sectors failed to keep pace with the benchmark’s total return during the reporting period. Political issues (such as the relieving of Iranian sanctions and Saudi Arabia’s attempt to maintain its market share in world oil markets) are putting undeniable pressures on oil prices and have adversely affected names within the energy sector.

The portion of the Fund managed by HGK underperformed the Fund’s market index benchmark for the fiscal year ended August 31, 2015. The fiscal year saw negative returns as global markets reacted to three unusually deep shocks: Saudi Arabia decided to stop supporting the price of oil, Europe was pushed to the brink as fears of a Greek default lead markets to question the stability of the European Monetary Union and the subsequent strength of the Dollar led the Chinese and other emerging countries to devalue their currencies. These three unexpected changes to the global economy negatively impacted our strategy and led to negative sector allocation and security selection in the Energy and Materials Sector which drove the majority of the portfolio’s negative returns. For the period, the strongest stock picking was in the consumer staples sector. As HGK looks forward, HGK sees a market ripe for bottom up fundamental investing. Intra-sector correlations and stock price momentum factor returns have increased to unsustainably high levels as macroeconomic policy has played a historic role in market price changes. This has led to a dramatic valuation disconnect between domestically and internationally exposed companies. The market has also stopped differentiating among the quality of companies tied to the commodity complex which provides the portfolio with tremendous opportunity. HGK continues to maintain a well-diversified portfolio and utilize its rigorous quantitative and qualitative analysis to find value in all economic sectors.

The portion of the Fund managed by Artisan Partners underperformed the Fund’s benchmark, the Russell Midcap® Value Index, for the year ended August 31, 2015. The Russell Midcap® Value Index rallied in late 2014 before putting in a record high in the first half of 2015. Stock price momentum stalled in mid 2015 as earnings growth slowed on continued strength in the U.S. dollar. Then in August, markets globally sold off sharply owing to concerns of economic slowdown in China. The majority of our underperformance during the period was concentrated in the energy and industrials sectors. In the energy sector, key detractors included oil and natural gas company Denbury Resources, and global offshore driller Ensco. Returns in the industrials sector were held back by mining equipment manufacturer Joy Global and global metal cutting tools supplier Kennametal. Despite strong performance from managed care company Cigna, our overall exposure to the health care sector was a source of relative weakness due to our underweight positioning. On the positive side, our consumer staples and financials holdings were sources of strength. In the consumer staples sector, food retailer Kroger aided results. Financials sector insurance companies Arch Capital Group and Progressive buoyed results. After an extended period of strong gains without any major pullbacks, investors were reminded in August that markets don’t always move in one direction. HGK welcomes volatility in the market. Managing risk is at the core of our process, and we tend to come up with more investment opportunities that fit well with our approach during market dislocations and periods of volatility.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000® Value Index2 and the Lipper Large-Cap Value Funds Average.12

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 1000® Value Index and the Lipper Large-Cap Value investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 1000® Value Index***	Lipper Large-Cap Value Funds Average***
Since inception (11/18/1991)	7.59%	5.78%	9.84%	9.15%
10 year	4.96	2.93	6.18	5.80
5 year	12.70	10.06	14.68	13.59
3 year	11.54	8.65	13.92	13.02
1 year	(6.83)	(9.42)	(3.48)	(3.83)

See pages 27 through 29 for all footnotes.

Small Capitalization Growth Investments

ABOUT THE SUBADVISERS
•Wall Street Associates (“Wall Street”)
Wall Street follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earnings surprises.

•Westfield Capital Management Company, L.P. (“Westfield”)
Westfield favors investing in earnings growth stocks given a conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is Westfield’s belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

For the period of September 1, 2014, through August 31, 2015, the Sub-advisers for the CGCM Small Capitalization Growth Investments (“Fund”) were Wall Street Associates (“Wall Street”), and Westfield Capital Management Company, L.P. (“Westfield”).

The portion of the Fund managed by Wall Street outperformed the Fund’s market index benchmark, Russell 2000® Growth Index, for the year ended August 31, 2015. The strong performance was broad based and sourced from multiple sectors. Investments in the consumer staples (drug store, grocery and food) and health care (biotech, facilities, services and medical equipment) provided the greatest contributions to portfolio return for the period. Investments in the technology sector added to portfolio returns, particularly software and communications stocks. As the fiscal year began, U.S. equity markets were volatile amid declining oil prices and OPEC’s decision to not cut oil production. U.S. equities rallied into year-end, however the market’s action continued to be turbulent as Wall Street entered 2015. Capital spending, home-building, vehicle sales and government spending levels all slowed, contributing to lackluster GDP growth in Q1. Mid-year brought negative news from abroad as Europe struggled with the Greek debt crisis and Asia dealt with the fallout of speculative excess in China’s equity market. All the while, investors continued to fret over the timing and magnitude of the first rate hike by the Federal Reserve. The energy group benefitted from an under-weighted position and strong stock selection. Producer durables (aerospace) and utilities (telecomm) also added to portfolio returns. Investments in the consumer discretionary (specialty retail, entertainment and leisure) sector were the greatest detractor from performance. Financial services and materials stocks detracted slightly from performance, although the Fund benefitted from an under-weighted exposure to the materials group. Wall Street anticipates market levels will be higher over the next twelve months, driven by earnings growth and continued improvement in the U.S. economy. This should benefit domestically-oriented small capitalization stocks. Risk control and stock selection are critically important and Wall Street continues to actively manage our exposures (on a factor/sector/industry basis, as well as at the security level) and construct portfolios with companies experiencing sustainable long-term earnings growth rates.

The portion of the Fund managed by Westfield outperformed the Fund’s market index benchmark, the Russell 2000® Growth Index, for the year ended August 31, 2015. The Health Care sector was the decisive driver of incremental gains; investments in Energy, Industrials, and Materials also contributed materially to excess returns. The Financials and Consumer Discretionary sectors underperformed. Domestic equities continued their upward pace in 2015, but the slow and methodical advance came to an abrupt halt at the end of June, when Greece effectively defaulted on its scheduled $1.7 billion debt payment to the IMF. Volatility subsided by mid-July, following news that the crisis in Greece had been averted. However, the selloff started afresh in August, triggered by concerns about the growth downshift in China and its impact on the global economy. Stock selection in biotechnology had a powerful impact on performance results, accounting for the majority of outperformance in the sector. The biotechnology segment continued to exhibit signs of a secular bull market, powered by a robust M&A environment and a healthy stream of new product cycles. The portfolio’s investments in Energy augmented relative results. Energy companies were

The following graph depicts the performance of Small Capitalization Growth Investments vs. the Russell 2000® Growth Index3 and the Lipper Small-Cap Growth Funds Average.13

undoubtedly the broad market’s worst performers during the period, as the economic slowdown in Europe and Asia, as well as the U.S. shale oil glut, impacted the industry’s supply and demand dynamics and put pressure on oil prices. However, our largest exposure to Energy is through oil & gas refining companies, and they surprised to the upside, benefiting from falling crude oil prices. The Financials sector was the biggest detractor from relative results. The sector, heavily influenced by global interest rates trends, delivered uneven performance during the period. U.S. rates moved higher in the spring of 2015, putting pressure on stocks that are typically viewed by investors as bond proxies, such as REITs. Although the portfolio has very limited exposure to the REITs segment, we do own shares of a Hawaii-based real estate management company, which, while not a REIT per se, declined along with the real estate peer universe.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015

SMALL CAPITALIZATION GROWTH INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 2000® Growth Index and the Lipper Small-Cap Growth investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2000® Growth Index***	Lipper Small-Cap Growth Funds Average***
Since inception (11/18/1991)	9.49%	7.66%	7.53%	9.89%
10 year	7.83	5.75	8.46	7.60
5 year	16.71	13.97	17.83	16.42
3 year	16.91	13.89	16.47	14.47
1 year	7.36	4.38	5.11	4.11

REIT	— Real Estate Investment Trust

See pages 27 through 29 for all footnotes.

Small Capitalization Value Equity Investments

ABOUT THE SUBADVISERS
•Rutabaga Capital Management LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•NFJ Investment Group LLC (“NFJ”)
NFJ employs an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. NFJ also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

•Delaware Investments Fund Advisers (“Delaware”)
Delaware will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small capitalization companies or in other investments with similar economic characteristics. Delaware will consider small capitalization companies to be companies with market capitalizations not exceeding $3 billion or the highest month-end market capitalization value of any stock in the Russell 2000® Index for the previous twelve months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase still will be considered to be securities of small capitalization companies for purpose of the investment policy. The size of the companies in the Index change with market conditions and the composition of the Index.

For the period September 1, 2014, through August 31, 2015, the Sub-advisers for CGCM Small Capitalization Value Equity Investments (“Fund”) were Rutabaga Capital Management LLC (“Rutabaga”), NFJ Investment Group LLC (“NFJ”), and Delaware Investments Fund Advisers (“Delaware”).

The portion of the Fund managed by Rutabaga underperformed the Fund’s market index benchmark, the Russell 2000® Value Index, for the year ended August 31, 2015. Sector allocation was a significant headwind. Rutabaga had very little exposure to the top three performing sectors (Health Care, Consumer Staples, and Technology), and while Rutabaga had no direct exposure to the Energy sector (the worst performing sector), we do have some exposure to other commodities and companies that service the global steel industry, which underperformed during the year. We have reduced that exposure somewhat and believe the portfolio is well positioned to weather the uncertainty in the markets. Rutabaga remains committed to finding companies that are neglected and attractively valued and that possess internal catalysts to grow their earnings faster than other investors are expecting.

The portion of the Fund managed by NFJ underperformed the Fund’s market index benchmark, Russell 2000® Value Index, for the year ended August 31, 2015. The reporting period was positive for equity markets as the backdrop of record cash flows, positive earnings, and low interest rates continued to support stocks. Over the trailing 12-months, growth as measured by the notably outperformed the Russell 2000® Value Index by over 900 basis points creating structural headwinds for a deep value approach. During the latter half of 2014, the stock market rebounded sharply in October after falling over 7% during a stretch of apprehensiveness which included an Ebola outbreak. During the period the sustained accommodative environment resulted in more shareholder friendly activities by S&P 500 companies which paid an all-time high of $350.4 billion in dividends over the past calendar year according to S&P Dow Jones Indices. In its attempt to maximize employment and stabilize prices, the U.S. Federal Reserve (the “Fed”) officials offered conflicting views on whether they might lift rates at the September 2015 Federal Open Market Committee meeting, and futures prices put only 28% odds on a move. The Fed’s decision likely rests upon the trajectory of the U.S. economy, leaving the timing of the Fed’s first rate hike uncertain. The portfolio’s relative performance was due to negative sector allocation while positive stock selection offset some of the allocation effect. Issue selection was strongest in Energy and Information Technology, while stock picks lagged in the Industrials and Consumer Staples sectors. The fund’s overweight positions in Energy and Materials were headwinds. Energy names depreciated more than 50% while Materials stocks lost 24% — both sectors failed to keep pace with the benchmark’s total return during the reporting period. Political issues (such as the relieving of Iranian sanctions and Saudi Arabia’s attempt to maintain its market share in world oil markets) are putting undeniable pressures on oil prices and have adversely affected names within the energy sector. Conversely, an overweight in Consumer Staples and underweight in Telecom aided relative performance.

The portion of the Fund managed by Delaware underperformed the Fund’s market index benchmark, the Russell 2000® Value Index, for the year ended August 31, 2015. From a performance standpoint, stock selection and overweight allocations to the Capital Spending and Energy sectors were the two largest detractors from performance on a relative basis. Strong stock selection in the Basic Industry,

The following graph depicts the performance of Small Capitalization Value Equity Investments vs. the Russell 2000® Value Index4 and the Lipper Small-Cap Value Funds Average.14

Technology, and Financial Services led to outperformance in these sectors. As we have begun to see during the review period, higher-quality companies have outperformed. We expect this trend to continue which should be positive for our portfolio of higher-quality equities. Additionally, we have been pleased to see a pickup in the merger and acquisition (M&A) environment, which we have expected for a number of years. This pickup has been favorable for equities and we have had a number of our holdings acquired during the review period. Many of the U.S. economic indicators that we follow have been improving. Unemployment has been on a downward trend and lower energy prices have the potential to provide a tailwind to consumer spending. The U.S. continues to look like the most stable economy and, in our view, will likely outperform global economies. This should be a positive for small-caps as they derive more of their revenues from domestic sales than do large-caps and mid-caps. The bulk of the review period’s negative returns came during the month of August when worries about China and a global growth slowdown unraveled markets. We believe the market volatility will continue (both up and down) until global financial markets become more stable.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Russell 2000® Value Index and the Lipper Small-Cap Value investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Russell 2000® Value Index***	Lipper Small-Cap Value Funds Average***
Since inception (11/18/1991)	10.19%	8.34%	10.98%	10.50%
10 year	8.08	5.98	5.70	6.33
5 year	13.58	10.92	13.23	13.54
3 year	10.90	8.03	11.77	12.37
1 year	(7.85)	(10.41)	(4.95)	(6.04)

See pages 27 through 29 for all footnotes.

International Equity Investments

ABOUT THE SUBADVISERS
•Schroder Investment Management North America, Inc. (“Schroders”)
Schroders uses a bottom-up growth oriented approach towards stock selection and employs a fundamental, research driven process to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Schroders’ “best ideas” portfolio blends both core and opportunistic holdings.

•OppenheimerFunds, Inc. (“OFI”)
OFI’s Global Equity team seeks to generate alpha through high conviction decisions driven by fundamental bottom-up analysis. Several secular growth themes are used as a way to focus attention on segments of the global marketplace that may grow faster than world GDP. The team’s investment process is driven by a number of very powerful, long-term economic, demographic and technological forces summarized as MANTRA® — Mass Affluence, New Technologies, Restructuring and Aging. The portfolio managers utilize a bottom-up, fundamental investment approach, and seek to invest initially in high-quality companies that are temporarily out of favor; trading at attractive valuations; and which demonstrate sustainable, above-average growth potential over a three- to five-year time horizon. The process is index agnostic, searching for companies with high growth rates and high quality balance sheets with minimal focus with respect to region or country, sector or security.

•Causeway Capital Management LLC (“Causeway”)
Causeway’s international developed market investment philosophy is based on a long-term value strategy and the investment team applies an active, bottom-up, research-intensive approach towards stock selection.
Causeway’s investment approach seeks to identify under-priced stocks of high quality companies believed to be exhibiting superior financial strength as compared to peers. In addition to fundamental analysis, quantitative research is considered an integral part of the process and is used for screenings of investment candidates as well as risk management. Portfolio managers work as a team to make investment decisions and are supported by the firm’s dedicated fundamental and quantitative research analysts. Analysts and portfolio managers are assigned global industry-specific research responsibilities.

For the period September 1, 2014, through August 31, 2015, the Sub-advisers for CGCM International Equity Investments (“Fund”) were Schroder Investment Management North America, Inc. (“Schroder”), OppenheimerFunds, Inc. (“OFI”), and Causeway Capital Management LLC (“Causeway”).

The portion of the Fund managed by Schroders outperformed the Fund’s market index benchmark, MSCI EAFE® Index (Net) for the year ended August 31, 2015. Stock selection in Europe, our financial holdings in particular, contributed to positive relative performance. The Fund also benefitted from strong stock selection in the consumer staples sector. Performance was also helped by our underweight exposures to underperforming sectors such as energy and materials. Detracting from performance was our selection in industrials. International equity markets ended the 12-month period in negative territory amid increased volatility and poor performance from commodity cyclical stocks. Excess supply in oil markets and slowing growth in emerging markets, most notably China, weighed on these sectors. The best performing sector was healthcare amidst a prolonged period of innovation and acceleration in M&A activity. The outlook for equity markets remains finely balanced. We remain encouraged by the growth momentum in Europe, earnings momentum in Japan and consumer confidence in the U.S. The weaker Chinese macro momentum has weighed heavily on sentiment but we are not seeing evidence of significant financial system stress and believe that the Chinese government has the policy flexibility and significant reserves to cope with its current conditions. We see the recent market action as a re-pricing of the risks around Chinese and global growth, rather than an indicator of a significant negative inflection point for global growth. While there are a number of factors that provide cause for concern, company fundamentals generally remain robust and recent volatility provides attractive entry points for companies with solid fundamentals that have been unduly sold off.

The portion of the Fund managed by OFI outperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the year ended August 31, 2015. Numerous concerns resulted in market volatility during the reporting period, including growth in China, Greece’s debt situation, and the timing of when the U.S. Federal Reserve would move to raise interest rates. The portfolio outperformed primarily in Materials due to stock selection and an underweight position, Energy as a result of an underweight position, and Consumer Discretionary due to an overweight position and stock selection. The portfolio underperformed the benchmark primarily in the Industrials and Consumer Staples sectors, which was attributable to stock selection. The portfolio’s country and regional allocations are a rolled up reflection of the portfolio’s individual stock selections. That being said, the portfolio’s investments in the United Kingdom outperformed due to stock selection. Australia was also a top performer, as a result of stock selection and a relative underweight position. The portfolio’s stock selection in Switzerland and underweight position in Japan were top detractors from performance.

The portion of the Fund managed by Causeway outperformed the Fund’s market index benchmark, the MSCI EAFE® Index (Net), for the year ended August 31, 2015. International equity markets delivered negative performance for the year, with nearly all of the negative performance produced in the final week of the year. Every developed market but six posted negative returns in the period. The top performing

Fundamental research is further organized into six research clusters: financials/materials, consumer, industrial/manufacturing, energy, technology and health care. Causeway’s unconstrained, international established market value equity approach invests in a variety of market capitalization ranges, but primarily in large- and mid-capitalization non-U.S. developed market companies. Causeway can also invest in small-cap issues and less developed emerging markets. Value-driven security characteristics may include low price/earnings ratio, low price/book ratio, low price/cash flow ratio and high dividend yield, but may also include out-of-favor companies that may have high rates of growth of earnings. Sector and regional weights are byproducts of the investment process.

markets were Israel, Ireland, Denmark, and Japan, and the Netherlands. The biggest laggards in our investable universe were Norway, Portugal, Australia, South Korea, and Canada. The portfolio outperformed primarily due to favorable currency exposure which is a by-product of our bottom up portfolio construction process. Holdings in the banks, materials, transportation and consumer services industry groups, along with an overweight to the telecommunication services industry group contributed favorably to the portfolio’s relative outperformance. Meanwhile, holdings in the automobiles & components, capital goods, technology hardware & equipment, and consumer durables & apparel industry groups, along with an overweight to the energy industry group detracted from relative performance. The single largest contributor to absolute performance was telecommunication services provider KDDI Corp. (Japan). Additional top contributors included International Consolidated Airlines Group SA (United Kingdom), Carnival PLC (United Kingdom), UBS Group AG (Switzerland), and Novartis AG (Switzerland). Two of the single largest detractors from performance were automobile manufacturers, Hyundai Motor Co. (South Korea) and Volkswagen AG (Germany). Additional notable detractors included Technip SA (France), Baytex Energy Corp. (Canada), and SK Telecom Co., Ltd. (South Korea).

The following graph depicts the performance of International Equity Investments vs. the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net)5 and the Lipper International Large-Cap Core Funds Average.15

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015

INTERNATIONAL EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Morgan Stanley Capital International Europe, Australasia,
Far East (MSCI EAFE®) Index (Net) and the Lipper International Large-Cap Core investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI EAFE® Index (Net)***	Lipper International Large-Cap Core Funds Average***
Since inception (11/18/1991)	5.19%	3.43%	5.20%	6.47%
10 year	3.28	1.28	3.96	3.61
5 year	5.48	3.01	7.05	5.82
3 year	5.91	3.17	8.53	6.96
1 year	(7.68)	(10.25)	(7.47)	(9.05)

See pages 27 through 29 for all footnotes.

Emerging Markets Equity Investments

ABOUT THE SUB ADVISERS
•Vontobel Asset Management, Inc. (“Vontobel”)
Vontobel, is a global investment management firm dedicated exclusively to managing long-only global equity portfolios. Vontobel’s investment philosophy is based on a conviction that long-term, stable and superior earnings growth drives long-term investment returns and risk-adjusted outperformance. Vontobel practices a fundamental bottom-up approach that integrates elements of growth investing (growth and stability of earnings) with a strict valuation discipline in a longer term context.

•Lazard Asset Management, LLC (“Lazard”)
Lazard, an indirect, wholly-owned subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, Lazard offers investors of all types an array of equity, fixed income, and alternative investment solutions from its network of local offices in ten different countries. Its team-based approach to portfolio management helps Lazard to deliver robust and consistent performance over time, and strong client relationships allow them to understand how to employ their capabilities to its clients’ advantage.
Lazard manages a relative value strategy (“Value Strategy”) and a relative growth strategy (“Growth Strategy”) and invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging or developing market countries. In the Value Strategy, assets are invested in companies that are believed to be undervalued based on their earnings, cash flow or asset values. In the Growth Strategy, Lazard employs a relative growth investment philosophy that is based on value creation through a process of bottom-up stock selection. Lazard’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters and its selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth. The percentage of the Fund’s assets allocated to Lazard is 33% to the Value Strategy and 33% to the Growth Strategy.

For the period September 1, 2014, through August 31, 2015, the Sub-advisers for the CGCM Emerging Markets Equity Investments (“Fund”) were Vontobel Asset Management, Inc. (“Vontobel”) and Lazard Asset Management LLC (“Lazard”). Lazard manages two strategies for the Fund, an emerging markets equity value strategy (Lazard Value Strategy”) and a developing markets equity strategy (“Lazard Growth Strategy”).

The portion of the Fund managed by Vontobel outperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), for the year ended August 31, 2015. The portfolio’s overweight to Consumer Staples, combined with stock selection in the sector, contributed positively to relative performance. The portfolio’s underweight to the Energy sector also added to relative returns. Stock selection in the Information Technology and Consumer Discretionary Sectors were the leading detractors from performance for the period. The portfolio’s overweight to India, combined with stock selection in the country, added to relative performance, as did stock selection in Brazil. An underweight to China, combined with stock selection in the country, detracted from relative returns, as did an underweight to Taiwan. Emerging markets ended the year in negative territory. The global stock market sell-off in August resulted in the steepest decline in years for many major markets, as fears that China’s economy is dramatically slowing sparked significant volatility. The deepening economic crisis in Brazil and uncertainty regarding a potential U.S. Federal Reserve (Fed) rate hike also contributed to volatility. Our continued focus on bottom-up, fundamental research to identify high quality companies that can generate sustainable earnings growth over the long term has enabled our strategies to withstand challenging macroeconomic environments. Central to our philosophy is the belief that compounding wealth requires preserving capital in down markets. As such, we have designed our strategies to generally hold up better than the market in a down cycle, but may underperform when the markets are excited.

The Lazard Value Strategy underperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), for the year ended August 31, 2015. Over the 12-month period ended August 31, 2015 the MSCI Emerging Markets Index decreased by nearly 23% in U.S. dollar terms. Due to the geopolitical issues in the Ukraine, Greece, and Brazil, as well as general commodity price weakness, returns in Latin America and eastern Europe were significantly lower, down more than 42% and almost 30%, respectively, than for Asia. The Fund underperformed the financials and industrials sectors due to stock selection but benefited from stock selection in the information technology sector. From a regional perspective, the Fund benefited from stock selection in Taiwan and South Korea, but was hurt by stock selection in Russia and a higher-than-index exposure to Brazil.

The Lazard Growth Strategy underperformed the Fund’s market index benchmark, the MSCI Emerging Markets Index (Net), for the year ended August 31, 2015. The Fund benefited from stock selection in the consumer staples and industrials sectors, as well as in India, South Korea, China, and Turkey while stock selection in the energy, materials, information technology, and consumer discretionary sectors, as well as in Brazil, Mexico, Russia, and South Africa detracted value. A higher-than-index exposure to the health care and industrials sectors, as well as to India and China also added value, while a lower-than-index exposure to the consumer staples

The following graph depicts the performance of Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index (Net)6 and the Lipper Emerging Markets Funds Average.16

sector and to South Africa, as well as a higher-than-index exposure to Colombia, Turkey, and Brazil hurt performance.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015

EMERGING MARKETS EQUITY INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Index (Net)
and the Lipper Emerging Markets investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	MSCI Emerging Markets Index (Net)***	Lipper Emerging Markets Funds Average***
Since inception (4/21/1994)	3.88%	2.11%	N/A	4.89%
10 year	3.95	1.94	5.52	4.77
5 year	(2.25)	(4.54)	(0.92)	(0.99)
3 year	(4.23)	(6.70)	(2.41)	(2.06)
1 year	(24.08)	(26.19)	(22.95)	(22.54)

See pages 27 through 29 for all footnotes.

Core Fixed Income Investments

ABOUT THE SUBADVISERS
•BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within Investment grade fixed income sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•Pacific Investment Management Company LLC (“PIMCO”)
PIMCO employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•Western Asset Management Company (“Western”)
Western emphasizes three key strategies to enhance total return: (i) adjusting the allocation among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high.

•Metropolitan West Asset Management LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including: (i) duration management; (ii) yield curve positioning; (iii) sector allocation; (iv) security selection; and (v) opportunistic execution. Predicated on a long-term economic outlook, MetWest employs a value-oriented approach to managing fixed income that recognizes the periodic inefficient nature of over-the-counter markets and the mean-reverting characteristics of the investable universe.

For the period September 1, 2014, through August 31, 2015, the Sub-advisers for CGCM Core Fixed Income Investments (“Fund”) were BlackRock Financial Management Inc. (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), Western Asset Management Company (“Western”) and Metropolitan West Asset Management LLC (“MetWest”).

The portion of the Fund managed by BlackRock outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2015. During the period, high volatility and wider spread levels in the fixed income markets led BlackRock to utilize sector rotation and individual security selection within spread sectors as the primary drivers of alpha generation (excess returns versus the benchmark). Positioning within the agency mortgage sector was particularly impactful as the sector widened in the latter part of 2014 and early 2015 lagging other spread sectors that had an earlier correction. Also aiding performance was positioning and security selection within credit sectors. The overweight in the banking sub-sector against multinational industrial names proved beneficial to the portfolio’s relative performance. Additionally, selection within the commercial mortgage backed securities (“CMBS”) sector augmented returns. Detracting from relative performance was the portfolio’s duration positioning, as well as allocation to Treasury Inflation-Protected Securities (“TIPS”). The portfolio’s underweight duration positioning for most of the year was negative for results, particularly in the fourth quarter of 2014 as rates rallied alongside the sharp decline in oil prices. TIPS were also negatively impacted by the same dramatic drop in energy prices.

The portion of the Fund managed by PIMCO outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the period of September 1, 2014 through the termination date of PIMCO as a Sub-adviser of the Fund, March 27, 2015 (before fees). An underweight to U.S. duration detracted from performance as rates generally fell across the curve. Additionally, an underweight to the long-end of the curve was negative for performance as long-end rates outperformed short and intermediate rates. Exposure to European peripheral duration, namely Spanish and Italian rates, was positive for performance as yields fell in these countries. However, short exposure to U.K. interest rates detracted from returns as yields declined. Overall spread strategies were negative for performance. Security and sector selection within investment grade credit contributed to returns as financial names generally outperformed the broader credit market. An overall underweight to Agency mortgage-backed securities (“MBS”) detracted for performance as the sector outperformed like-duration Treasuries during the period; however, this was partially offset by a focus on FNMA mortgages which outperformed GNMA and FHLMC agency mortgages. Holdings of U.S. (TIPS) were negative for performance as breakeven inflation levels declined during the period. Additionally, modest exposure to Russian external debt detracted from returns as the central bank dramatically hiked rates to counter market volatility and stabilize the ruble. Lastly, a long-dollar bias versus the euro and the yen contributed to performance as these currencies depreciated relative to the dollar.

The portion of the Fund managed by Western underperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ending August 31, 2015. The economic environment in the U.S. over the period can be characterized as one of sluggish but continued growth given the tepid economic recovery. Unemployment fell to a level the Fed considers to be full employment, although questions regarding the quality of jobs people gained remain. Most measures of inflation remained quite low, especially Core Personal Consumption Expenditures which is a key measure considered by the Fed in policy considerations. Still, the slow growth environment is one typically supportive of spread product. The Fund’s holdings of emerging market bonds was a significant detractor as the sector suffered from a plunge in commodity prices, led by oil, as well as from overall concerns of slowing global growth and currencies that were generally losing value versus the U.S. dollar. High yield bonds also detracted as the energy sector was negatively impacted by the decline in crude oil prices. Our position in agency mortgages, which was generally flat to underweight over the most recent six months, contributed to returns as the sector underperformed U.S. Treasuries. Non-agency mortgage backed securities added to performance due to the combination of price improvements, continued coupon payments and principal repayments as investors continued to seek this higher yielding, low duration sector. Holdings of investment-grade credit modestly added to performance on issue and sector selection. Tactical duration positioning, which was generally overweight, moderately benefited the Fund as intermediate to long yields fell over the period. An emphasis on longer-dated yields generated positive results as the yield curve slightly flattened. Non-US developed market exposure contributed to the portfolio, benefiting from short exposures to the Japanese yen and to the Euro.

The portion of the Fund managed by MetWest outperformed the Fund’s market index benchmark, the Barclays Capital U.S. Aggregate BondTM Index, for the year ended August 31, 2015. Outperformance was driven by sector allocation and security selection via extensive bottom-up analysis. The underweight to investment grade corporates benefited returns as spreads widened, particularly among commodity-related sectors such as basic industry and energy which remain an underweight in the portfolio. An emphasis within financials on banking credits and finance companies also contributed as both sectors outpaced the Aggregate Index. Non-corporate credits such as sovereigns and foreign agencies weighed on Index returns as global volatility drove spreads wider, while the portfolio benefitted from a relative underweight to these sectors. Further contributions came from issue selection among agency and non-agency MBS, while government guaranteed student loans ABS holdings resulted in a drag as spreads widened on concerns about rating downgrades due to the potential for these bonds to extend beyond their stated maturity dates. Meanwhile, the defensive duration positioning was reduced from approximately 1-year short the Index to 0.7-year short but modestly detracted as intermediate to long rates fell.

The following graph depicts the performance of Core Fixed Income Investments vs. the Barclays Capital U.S. Aggregate BondTM Index7 and the Lipper Core Bond Funds Average.17

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015

CORE FIXED INCOME INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Aggregate BondTM Index and the Lipper Core Bond Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclays Capital U.S. Aggregate BondTM Index***	Lipper Core Bond Funds Average***
Since inception (11/18/1991)	5.65%	3.88%	5.97%	5.89%
10 year	5.09	3.06	4.46	4.39
5 year	3.48	1.05	2.98	3.19
3 year	2.00	(0.64)	1.53	1.69
1 year	1.35	(1.47)	1.56	0.77

See pages 27 through 29 for all footnotes.

High Yield Investments

ABOUT THE SUBADVISERS
•PENN Capital Management Co., Inc. (“PENN Capital”)
PENN Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. PENN Capital’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sectors and interest rates. PENN Capital then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on PENN Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

•Western Asset Management Company (“Western”)
Western combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are: (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period September 1, 2014, through August 31, 2015, the Sub-advisers for CGCM High Yield Investments (“Fund”) were PENN Capital Management Co., Inc. (“PENN Capital”) and Western Asset Management Company (“Western”).

The portion of the Fund managed by PENN Capital underperformed the Fund’s market index benchmark, the Barclays Capital U.S. High Yield Index, for the year ended August 31, 2015. The largest driver to this underperformance was an over weighted position in the energy sector going into a period of steep decline in the price of oil. Several factors contributed to the oil bear market, including supply/demand, concerns on global growth, and the position of OPEC on production. These headwinds caused a significant dislocation between underlying asset value on energy credit, and clearing pricing on bonds in the market. PENN’s overweight in CCC segment of the market also had a negative impact on the portfolio, as there was a re-pricing of risk during the year, which was also largely driven by the challenges in the Energy sector (representing roughly 15% of the market). In addition to the energy overweight, a delayed merger, and integration issues on a credit in the paper and sector materially detracted from performance. Positive drivers on the year included an underweight to Metals and Mining, credit selection in the Gaming sector, and continued credit improvement in smaller market deals, which PENN identified and evaluated though its internal research process.

The portion of the Fund managed by Western underperformed the Fund’s market index benchmark, the Barclays Capital U.S. High Yield Index, for the year ending August, 31, 2015. The Fund’s overweight to lower rated bonds detracted from performance as CCC’s underperformed BBs. The strategy to maintain an overweight to CCCs was primarily a function of the high-yield team’s view that default rates would remain at historically low levels. While the default rate did in fact remain well below historical averages, the market took on a risk-off mentality over fears of a global recession triggered by increased concern that China’s economy may experience a hard landing. Lower rated issuance provided incremental income versus higher rated issuance but the risk-off environment resulted in larger price declines for lower rated issuance which overwhelmed the income advantage. From a sector allocation standpoint, relative returns were negatively impacted. The strategy of overweight to the Energy industry proved to be a significant detractor. As oil prices declined approximately 50% during the annual period, the price of bonds issued by energy companies declined sharply. The Fund has a bias towards industries that are asset rich, whose value is quantifiable and readily saleable. This style has resulted in a lower than market default rate for the Fund and in the event a default occurs, higher recoveries. However, defaults within the Energy industry moved well above the market default rate and many of those that did not default traded down to distressed levels. Overweights to the top performing sectors including Consumer Cyclical and Consumer Non-Cyclical helped to somewhat offset the large negative impact of the Energy overweight. Issue selection also detracted from performance, particularly within the Energy industry as the Fund’s top underperformers were all energy related, four of which defaulted during the period.

The following graph depicts the performance of High Yield Investments vs. the Barclays Capital U.S. Corporate High-Yield Index8 and the Lipper High Yield Funds Average.18

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015

HIGH YIELD INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Corporate High-Yield Index and the Lipper High Yield Funds Average

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclays Capital U.S. Corporate High Yield Index***	Lipper High Yield Funds Average***
Since inception (7/13/1998)	4.44%	2.61%	6.50%	5.60%
10 year	6.25	4.20	7.43	6.39
5 year	6.25	3.76	7.34	6.51
3 year	3.64	0.96	4.91	4.22
1 year	(6.14)	(8.75)	(2.93)	(3.48)

See pages 27 through 29 for all footnotes.

International Fixed Income Investments

ABOUT THE SUBADVISER
•Pacific Investment Management Company LLC (“PIMCO”)
PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark market index.

For the period September 1, 2014, through August 31, 2015, the Sub-adviser for CGCM International Fixed Income Investments (“Fund”) was Pacific Investment Management Company LLC (“PIMCO”). PIMCO manages a developed market debt strategy (“PIMCO DM Strategy”) and an emerging market debt strategy (“PIMCO EMD Strategy”) for the Fund.

The PIMCO DM Strategy outperformed its benchmark, the Citigroup Non-USD World Government Bond Index — (USD) Hedged, for the year ended August 31, 2015. Short exposure to U.S. duration during the period detracted from performance as U.S. rates generally fell across the curve. This was partially offset by an allocation to long-rates as the yield curve flattened. Non-U.S. duration positioning was negative for performance. Core European interest rate positioning detracted from performance as the Fund was underweight during the first half of the period as rates fell and overweight during the second half of the period as rates rose. Additionally, an underweight to U.K. duration detracted from returns as rates fell in this region as well. An overweight to European peripherals, especially Spain and Italy, contributed to returns as spreads tightened during the period. Spread strategies were overall negative for performance driven by short exposure to Agency mortgage-backed securities (MBS) which outperformed like-duration Treasuries over the period. Additionally, an allocation to U.S. Treasury Inflation Protected Securities (TIPS) detracted from performance as inflation breakeven levels declined over the period due to falling energy costs. Positive security and sector selection within non-U.S. high yield credit contributed to performance as financial names generally outperformed the broader credit market. Lastly, a long-dollar bias relative to the euro, yen and Australian dollar was positive for performance as these currencies depreciated versus the U.S. dollar.

The PIMCO Strategy EMD underperformed its benchmark, the JP Morgan Government Bond Index — Emerging Markets Global Diversified Index, for the year ended August 31, 2015. The portfolio’s overweight to Latin American duration, especially Brazil, detracted from performance as the central bank hiked rates multiple times in order to combat persistently high inflation. An underweight to Turkish rates was also negative for performance as the central bank cut rates amid sluggish growth and the central bank’s preference for a weaker baht. An underweight to Russian rates contributed to performance as the central bank dramatically hiked rates towards the end of 2014 to counter market volatility and stabilize the ruble. Lastly, currency strategies were positive for returns, primarily short exposure to the euro and yen and an underweight to the real as these currencies depreciated.

The following graph depicts the performance of International Fixed Income Investments vs. the Citigroup Non-USD World Government Bond Index (USD) — Hedged,9 and Lipper International Income Funds Average.19

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015
INTERNATIONAL FIXED INCOME INVESTMENTS

Comparison of $10,000 and (Hedge and C.P. group) Investment in the Portfolio with the Citigroup

Non-USD World Government Bond Index (USD) Hedged, and the Lipper International Income investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Citigroup Non-USD WGBI (USD) Hedged***	Lipper International Income Funds Average***
Since inception (11/18/1991)	5.92%	4.14%	6.27%	4.64%
10 year	4.22	2.21	4.22	3.58
5 year	3.06	0.65	3.58	0.88
3 year	2.24	(0.41)	4.31	(1.40)
1 year	0.31	(2.48)	3.15	(7.98)

See pages 27 through 29 for all footnotes.

Municipal Bond Investments

ABOUT THE SUBADVISER
•McDonnell Investment Management, LLC (“McDonnell”)
McDonnell employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate relative risk. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period September 1, 2014, through August 31, 2015, the Sub-adviser for CGCM Municipal Bond Investments (“Fund”) was McDonnell Investment Management, LLC (“McDonnell”).

The Fund managed by McDonnell performed in-line with the Fund’s market index benchmark, the Barclays Capital U.S. Municipal Bond Index, for the year ended August 31, 2015. Increasing the Fund’s exposure on the longer-end of the yield curve, and an overweight to the 10-year portion of the curve played constructive roles in performance as the yield curve flattened. Additionally, security selection, particularly within the lower credit quality categories contributed positively to performance. Spread sectors such as Hospitals, Higher Education and Special Tax enhanced performance while higher credit quality sectors such as Local General Obligation and Water and Sewer Revenue were a modest drag.

Market development during the past year has been dominated by several core interrelated factors. U.S. economic growth has been steady, expected to register in the mid 2% area for 2015, and prospects going forward continue to look promising. Global growth, however, has been broadly decelerating and this imbalance has contributed to a significant strengthening of the dollar versus nearly all Developed Market (DM) and especially Emerging Market (EM) currencies. Concurrently, China, the world’s second largest economy, has been experiencing an economic slowdown as it attempts to manage a transition from double-digit growth led by a credit-fueled investment boom to a more sustainable, if slower rate of growth emphasizing greater domestic consumption. The transition away from investment has resulted in broad-based weakness across most commodity markets and the strengthening dollar has only added to downward pressure on commodity prices. The resultant collapse in energy prices has ratcheted headline inflation rates toward zero across much of the world’s major economic landscape, and in turn has pressured investor inflation expectations lower.

Against this unusual backdrop of near zero inflation and decelerating global growth, the U.S. Federal Reserve (“Fed”) appears ready to embark on a policy pivot away from its zero-lower bound interest rate policy which has been in place since December of 2008. The Fed has indicated that it intends to move gradually and that the ultimate level of rate increase is expected to be lower than recent historical policy shifts. We believe that any moves toward policy ‘normalization’ will be aimed at gradually reducing the pace of monetary accommodation as distinct from a move toward aggressively tightening monetary conditions. The Fed will likely be keen to provide enough room for the recovery to continue moving forward as the healing process from the Recession is far from complete.

Faced with an environment of declining inflation and an expected shift in U.S. monetary policy, yield curves flattened. Treasury yields declined modestly across much of the curve while municipal yields moved somewhat higher. Significantly higher new issue supply brought about by a surge in Refunding Issuance was an important factor as municipal prices edged lower while investors digested the largest new issue calendar since 2010. Demand remained relatively strong however, as industry wide mutual fund flows were positive and commercial banks continued to expand their portfolio allocations to municipals.

The following graph depicts the performance of Municipal Bond Investments vs. the Barclays Capital U.S. Municipal Bond Index10 and the Lipper General & Insured Municipal Debt Funds Average.20

Looking ahead, conditions seem to favor a relatively range-bound U.S. rate market amid steady domestic growth, little if any inflation, and expectations of a gradualist monetary policy. The dominant source of potential market volatility appears to revolve around the divergence of global growth prospects and the weakness of both EM and DM currencies versus the dollar. The environment of sub-par growth and deflationary tendencies abroad should augur for relatively benign conditions in U.S. fixed-income markets over the medium term horizon.

HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2015

MUNICIPAL BOND INVESTMENTS

Comparison of $10,000 Investment in the Portfolio with the Barclays Capital U.S. Municipal Bond Index and the Lipper General & Insured Municipal Debt investment category

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above and below. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.morganstanley.com/cgcm.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	Barclay's Capital U.S. Municipal Bond Index***	Lipper General & Insured Municipal Debt Funds Average***
Since inception (11/18/1991)	4.94%	3.18%	5.72%	5.21%
10 year	3.88	1.87	4.49	4.06
5 year	3.20	0.77	3.96	4.17
3 year	2.38	(0.27)	2.83	2.78
1 year	2.32	(0.52)	2.52	2.48

See pages 27 through 29 for all footnotes.

Money Market Investments

ABOUT THE SUBADVISER
•The Dreyfus Corporation (“Dreyfus”)
Dreyfus’ approach to managing money market funds is to seek current yields consistent with the preservation of principal and the maintenance of liquidity. Dreyfus invests in a diversified portfolio of high quality, short-term debt securities with maturities of 397 days or less. The Fund is positioned based on Dreyfus’ view of the economy, yield curve analysis, anticipated changes in monetary policy, and the future path of interest rates.

For the period September 1, 2014, through August 31, 2015, the Sub-adviser for CGCM Money Market Investments (“Fund”) was Dreyfus Corporation (“Dreyfus”).

The Fund managed by Dreyfus maintained a goal of maximum current income consistent with the maintenance of liquidity and preservation of capital. Dreyfus follows a conservative credit philosophy in managing the Fund and, as such, the Fund is structured with a diversified mix of short-term fixed income instruments issued by high quality borrowers.

July’s nonfarm payroll report showed employers adding 215,000 jobs. This was a bit short of the consensus of 225,000 but was still indicative of an economy in a modest expansion. The unemployment rate remained unchanged at 5.3%. Many other indicators of consumer sentiment, including home and auto sales, continued to point to the moderate growth pattern continuing for the 3rd quarter.

Following its meeting on July 29, the U.S. Federal Reserve’s Open Market Committee voted unanimously to maintain the current near-zero interest rate policy. However, individual members of the Committee have indicated that an interest rate increase would be appropriate during the remaining part of 2015 if the employment situation improves further and the Committee is reasonably confident that inflation will move back above 2% over the medium term.

MONEY MARKET INVESTMENTS Average Annual Total Returns for the Period Ended August 31, 2015†
	Without Annual Advisory Program Fee	With Annual Advisory Program Fee*	90-day Treasury Bill Index***	Lipper Money Market Funds Average***
Since inception (11/18/1991)	2.61%	0.89%	2.78%	2.61%
10 year	1.32	(0.63)	1.29	1.30
5 year	0.01	(2.34)	0.06	0.02
3 year	0.00	(2.58)	0.04	0.01
1 year	0.00	(2.78)	0.02	0.01

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund.

See pages 27 through 29 for all footnotes.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at https://www.morganstanley.com/cgcm.

*	The Funds are available only to investors participating in Morgan Stanley approved advisory programs. These programs charge an annual fee, which may be up to 2.50%.

**	Consulting Group Advisory Services, LLC (“CGAS”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), voluntarily waived and/or reimbursed certain fees or expense to maintain a positive net yield.

***	Inception returns of the market indices and Lipper investment category averages are calculated from the end of the inception month.

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2.	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5.	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6.	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

7.	The Barclays Capital U.S. Aggregate BondTM Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8.	The Barclays Capital U.S. Corporate High-Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9.	The Citigroup Non-USD World Government Bond Index (USD) Hedged and Unhedged are each sub-indices of the Citigroup World Government Bond Index (WGBI), which is comprised of the global sovereign debt of over 20 countries representative in the Americas, EMEA, EMU, Asia Pacific, and Japan regions. The Non-U.S. Dollar WGBI includes all WGBI markets except the United States and is stated in U.S. dollar hedged or unhedged base currency terms. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

10.	The Barclays Capital U.S. Municipal Index covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

11.	The Lipper Large-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have above-average characteristics compared to the S&P 500 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

12.	The Lipper Large-Cap Value Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have below-average characteristics compared to the S&P 500 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

13.	The Lipper Small-Cap Growth Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have above-average characteristics compared to the S&P SmallCap 600 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

14.	The Lipper Small-Cap Value Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have below-average characteristics compared to the S&P SmallCap 600 Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

15.	The Lipper International Large-Cap Core Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have average characteristics compared to their large-cap-specific subset of the MSCI EAFE® Index. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

16.	The Lipper Emerging Markets Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

17.	The Lipper Core Bond Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that invest at least 85% of their assets in domestic investment-grade debt issues (rated in top four grades) with any remaining in investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

18.	The Lipper High Yield Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

19.	The Lipper International Income Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

20.	The Lipper General & Insured Municipal Debt Funds Average is an equally weighted average of all active funds available within the investment category. The classification includes funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The total return of the Lipper Funds Average does not include the effect of sales charges. Please note that an investor cannot invest directly in a mutual funds classification average or an index.

Fund Expenses

Example

As a shareholder of a Fund, you may incur two types of costs: (1) annual advisory program fees. Which may be up to 2.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested on March 1, 2015 and held for the six months ended August 31, 2015.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Fund	Total Return Without Annual Advisory Program Fees(2)		Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expense Paid During the Period(4)
Large Capitalization Growth Investments	-3.51%		$1,000.00	$964.90	0.69%	$3.41
Large Capitalization Value Equity Investments	-7.46%		1,000.00	925.40	0.68%	3.31
Small Capitalization Growth Investments	-3.63%		1,000.00	963.70	0.94%	4.64
Small Capitalization Value Equity Investments	-6.07%		1,000.00	939.30	0.98%	4.80
International Equity Investments	-5.87%		1,000.00	941.30	0.80%	3.89
Emerging Markets Equity Investments	-14.75%		1,000.00	852.50	0.93%	4.35
Core Fixed Income Investments	-0.79%		1,000.00	992.10	0.54%	2.70
High Yield Investments	-3.67%		1,000.00	963.30	0.79%	3.89
International Fixed Income Investments	-3.80%		1,000.00	962.00	1.04%	5.14
Municipal Bond Investments	0.33%		1,000.00	1,003.30	0.71%	3.60
Money Market Investments	0.00	%(5)	1,000.00	1,000.00	0.18%	0.89

(1)	For the six months ended August 31, 2015.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which may be up to 2.50%. Total return is not annualized as it may not be representative of the total return for the year. Performance figure may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expenses reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from net expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).
(5)	CGAS, a business of MSSBH, voluntarily waived and/or reimbursed certain fees or expenses to maintain a positive net yield.

Fund Expenses

(continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5.00% hypothetical example relating to a Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(2)	Expense Paid During the Period(3)
Large Capitalization Growth Investments	5.00%	$1,000.00	$1,021.73	0.69%	$3.52
Large Capitalization Value Equity Investments	5.00%	1,000.00	1,021.78	0.68%	3.47
Small Capitalization Growth Investments	5.00%	1,000.00	1,020.47	0.94%	4.79
Small Capitalization Value Equity Investments	5.00%	1,000.00	1,020.27	0.98%	4.99
International Equity Investments	5.00%	1,000.00	1,021.17	0.80%	4.08
Emerging Markets Equity Investments	5.00%	1,000.00	1,020.52	0.93%	4.74
Core Fixed Income Investments	5.00%	1,000.00	1,022.48	0.54%	2.75
High Yield Investments	5.00%	1,000.00	1,021.22	0.79%	4.02
International Fixed Income Investments	5.00%	1,000.00	1,019.96	1.04%	5.30
Municipal Bond Investments	5.00%	1,000.00	1,021.63	0.71%	3.62
Money Market Investments	5.00%	1,000.00	1,024.30	0.18%	0.92

(1)	For the six months ended August 31, 2015.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).

Schedules of Investments

August 31, 2015

Large Capitalization Growth Investments

Shares/Units	Security	Value
COMMON STOCKS — 97.4%
CONSUMER DISCRETIONARY — 21.4%
Auto Components — 1.5%
258,430	Delphi Automotive PLC	$19,516,634

Distributors — 0.2%
77,087	LKQ Corp.*	2,311,839

Diversified Consumer Services — 0.1%
29,915	Bright Horizons Family Solutions Inc.*	1,828,405

Hotels, Restaurants & Leisure — 2.1%
1,726	Chipotle Mexican Grill Inc., Class A Shares*	1,225,477
19,749	Dunkin’ Brands Group Inc.	990,610
341,172	Hilton Worldwide Holdings Inc.	8,471,301
36,648	MGM Resorts International*	748,719
109,770	Starbucks Corp.	6,005,517
35,682	Wynn Resorts Ltd.	2,677,934
107,090	Yum! Brands Inc.	8,542,569

	Total Hotels, Restaurants & Leisure	28,662,127

Household Durables — 0.8%
20,496	Harman International Industries Inc.	2,003,279
173,600	Jarden Corp.*	8,912,624

	Total Household Durables	10,915,903

Internet & Catalog Retail — 4.7%
50,529	Amazon.com Inc.*	25,915,819
17,248	Expedia Inc.	1,983,348
405,225	Liberty Interactive Corp., Class A Shares*	10,957,284
48,212	NetFlix Inc.*	5,545,826
10,385	Priceline Group Inc. (The)*	12,967,126
87,767	TripAdvisor Inc.*	6,134,913

	Total Internet & Catalog Retail	63,504,316

Leisure Products — 0.2%
42,672	Brunswick Corp.	2,121,225

Media — 3.9%
211,870	Comcast Corp., Class A Shares	11,934,637
68,579	Discovery Communications Inc., Class A Shares*	1,824,201
122,956	Discovery Communications Inc., Class C Shares*	3,118,164
30,552	Imax Corp.*	957,805
147,400	Liberty Global PLC, Series C*	6,613,838
116,400	Time Warner Inc.	8,276,040
321,010	Twenty-First Century Fox Inc., Class A Shares	8,792,464
112,710	Walt Disney Co. (The)	11,482,895

	Total Media	53,000,044

Multiline Retail — 1.2%
46,352	Dollar General Corp.	3,452,761
173,974	Dollar Tree Inc.*	13,267,257

	Total Multiline Retail	16,720,018

Specialty Retail — 4.1%
7,783	Advance Auto Parts Inc.	1,363,971
61,134	DSW Inc., Class A Shares	1,815,068
40,396	GNC Holdings Inc., Class A Shares	1,890,533
213,060	Home Depot Inc. (The)	24,812,968
103,998	L Brands Inc.	8,725,432

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
CONSUMER DISCRETIONARY — 21.4% — (continued)
Specialty Retail — 4.1% — (continued)
50,330	Lowe’s Cos., Inc.	$3,481,326
8,830	O’Reilly Automotive Inc.*	2,119,818
58,614	Ross Stores Inc.	2,849,813
57,847	Sally Beauty Holdings Inc.*	1,512,120
105,235	TJX Cos., Inc. (The)	7,400,125

	Total Specialty Retail	55,971,174

Textiles, Apparel & Luxury Goods — 2.6%
12,748	Carter’s Inc.	1,253,256
19,116	Lululemon Athletica Inc.*	1,223,615
159,200	NIKE Inc., Class B Shares	17,790,600
64,200	Under Armour Inc., Class A Shares*	6,133,026
121,020	V.F. Corp.	8,765,479

	Total Textiles, Apparel & Luxury Goods	35,165,976

	TOTAL CONSUMER DISCRETIONARY	289,717,661

CONSUMER STAPLES — 5.0%
Beverages — 2.8%
18,370	Brown-Forman Corp., Class B Shares	1,802,097
203,180	Coca-Cola Enterprises Inc.	10,461,738
187,635	Constellation Brands Inc., Class A Shares	24,017,280
8,989	Monster Beverage Corp.*	1,244,617

	Total Beverages	37,525,732

Food & Staples Retailing — 2.1%
59,590	Costco Wholesale Corp.	8,345,580
32,162	United Natural Foods Inc.*	1,548,600
211,765	Walgreens Boots Alliance Inc.	18,328,261

	Total Food & Staples Retailing	28,222,441

Food Products — 0.1%
23,427	Hain Celestial Group Inc. (The)*	1,425,767
9,709	Mead Johnson Nutrition Co., Class A Shares	760,603

	Total Food Products	2,186,370

	TOTAL CONSUMER STAPLES	67,934,543

ENERGY — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
39,582	Carrizo Oil & Gas Inc.*	1,441,972
407,600	Consol Energy Inc.(a)	6,207,748
23,696	Continental Resources Inc.*	760,642
10,949	InterOil Corp.*	392,631
141,910	Valero Energy Corp.	8,420,939
3,838	Williams Cos., Inc. (The)	184,992

	Total Oil, Gas & Consumable Fuels	17,408,924

FINANCIALS — 7.0%
Banks — 1.4%
323,590	Citigroup Inc.	17,305,593
17,136	Signature Bank*	2,287,485

	Total Banks	19,593,078

Capital Markets — 1.7%
185,000	Charles Schwab Corp. (The)	5,620,300
75,547	E*Trade Financial Corp.*	1,986,131
53,896	Raymond James Financial Inc.	2,855,949

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
FINANCIALS — 7.0% — (continued)
Capital Markets — 1.7% — (continued)
169,010	State Street Corp.	$12,155,199
46,387	WisdomTree Investments Inc.	869,756

	Total Capital Markets	23,487,335

Diversified Financial Services — 1.9%
65,833	Intercontinental Exchange Inc.	15,036,916
104,100	McGraw Hill Financial Inc.	10,096,659

	Total Diversified Financial Services	25,133,575

Insurance — 0.3%
33,951	Allied World Assurance Co. Holdings AG	1,356,003
28,289	Aon PLC	2,643,324

	Total Insurance	3,999,327

Real Estate Investment Trusts (REITs) — 1.7%
131,800	Crown Castle International Corp.	10,990,802
45,414	Equinix Inc.	12,251,335

	Total Real Estate Investment Trusts (REITs)	23,242,137

	TOTAL FINANCIALS	95,455,452

HEALTH CARE — 21.5%
Biotechnology — 8.3%
326,560	AbbVie Inc.	20,380,609
43,900	Alexion Pharmaceuticals Inc.*	7,559,141
18,853	Alkermes PLC*	1,122,885
5,851	Alnylam Pharmaceuticals Inc.*	602,126
25,712	Biogen Inc.*	7,644,177
8,362	BioMarin Pharmaceutical Inc.*	1,080,705
373,174	Celgene Corp.*	44,064,386
35,998	Gilead Sciences Inc.	3,782,310
22,437	Incyte Corp.*	2,606,955
5,049	Medivation Inc.*	444,615
13,100	Regeneron Pharmaceuticals Inc.*	6,726,850
125,150	Vertex Pharmaceuticals Inc.*	15,959,128

	Total Biotechnology	111,973,887

Health Care Equipment & Supplies — 1.6%
76,512	Cooper Cos., Inc. (The)	12,427,079
17,709	DexCom Inc.*	1,667,125
113,730	STERIS Corp.	7,284,407

	Total Health Care Equipment & Supplies	21,378,611

Health Care Providers & Services — 1.3%
98,079	Cardinal Health Inc.	8,068,959
11,065	Centene Corp.*	682,932
39,574	HealthSouth Corp.	1,689,810
7,844	Humana Inc.	1,433,805
29,082	MEDNAX Inc.*	2,342,555
16,741	Molina Healthcare Inc.*	1,248,711
17,086	Universal Health Services Inc., Class B Shares	2,343,174

	Total Health Care Providers & Services	17,809,946

Health Care Technology — 0.1%
15,937	Cerner Corp.*	984,269

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
HEALTH CARE — 21.5% — (continued)
Life Sciences Tools & Services — 0.8%
9,558	Illumina Inc.*	$1,888,756
32,270	PAREXEL International Corp.*	2,120,785
60,240	Thermo Fisher Scientific Inc.	7,552,289

	Total Life Sciences Tools & Services	11,561,830

Pharmaceuticals — 9.4%
112,550	Allergan PLC*	34,185,937
108,700	Endo International PLC*	8,369,900
122,391	Jazz Pharmaceuticals PLC*	20,662,049
157,425	Novo Nordisk AS, ADR	8,700,880
9,899	Perrigo Co. PLC	1,811,220
35,900	Shire PLC, ADR	8,328,800
375,390	Teva Pharmaceutical Industries Ltd., ADR	24,178,870
48,132	Valeant Pharmaceuticals International Inc.*	11,099,239
205,100	Zoetis Inc., Class A Shares	9,202,837

	Total Pharmaceuticals	126,539,732

	TOTAL HEALTH CARE	290,248,275

INDUSTRIALS — 6.1%
Aerospace & Defense — 0.6%
203,660	Textron Inc.	7,902,008

Airlines — 1.6%
62,479	American Airlines Group Inc.	2,435,431
151,100	Delta Air Lines Inc.	6,615,158
31,051	Spirit Airlines Inc.*	1,591,364
183,800	United Continental Holdings Inc.*	10,471,086

	Total Airlines	21,113,039

Commercial Services & Supplies — 0.3%
19,035	Cintas Corp.	1,617,785
46,408	Copart Inc.*	1,625,208
34,341	KAR Auction Services Inc.	1,271,991

	Total Commercial Services & Supplies	4,514,984

Electrical Equipment — 0.3%
87,250	AMETEK Inc.	4,695,795

Industrial Conglomerates — 0.8%
85,900	Carlisle Cos., Inc.	8,650,130
10,537	Roper Technologies Inc.	1,707,942

	Total Industrial Conglomerates	10,358,072

Machinery — 1.0%
143,597	Caterpillar Inc.	10,976,555
32,820	Wabtec Corp.	3,142,843

	Total Machinery	14,119,398

Marine — 0.0%
10,101	Kirby Corp.*	712,424

Professional Services — 0.9%
18,212	CEB Inc.	1,304,343
18,312	Equifax Inc.	1,792,745
198,430	Nielsen Holdings PLC	8,974,989

	Total Professional Services	12,072,077

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
INDUSTRIALS — 6.1% — (continued)
Road & Rail — 0.5%
26,288	J.B. Hunt Transport Services Inc.	$1,913,241
50,760	Union Pacific Corp.	4,352,162

	Total Road & Rail	6,265,403

Trading Companies & Distributors — 0.1%
41,156	HD Supply Holdings Inc.*	1,358,148

	TOTAL INDUSTRIALS	83,111,348

INFORMATION TECHNOLOGY — 31.1%
Communications Equipment — 1.6%
46,321	Palo Alto Networks Inc.*	7,606,835
258,378	QUALCOMM Inc.	14,619,027

	Total Communications Equipment	22,225,862

Electronic Equipment, Instruments & Components — 0.2%
39,563	Amphenol Corp., Class A Shares	2,071,518

Internet Software & Services — 9.1%
162,129	Akamai Technologies Inc.*	11,561,419
42,118	Baidu Inc., ADR*	6,201,876
324,749	eBay Inc.*	8,803,945
415,431	Facebook Inc., Class A Shares*	37,151,994
48,242	Google Inc., Class A Shares*	31,252,132
42,322	Google Inc., Class C Shares*	26,165,577
50,050	Yelp Inc., Class A Shares*(a)	1,215,214

	Total Internet Software & Services	122,352,157

IT Services — 7.2%
11,429	Alliance Data Systems Corp.*	2,939,425
144,280	Cognizant Technology Solutions Corp., Class A Shares*	9,080,983
32,300	Euronet Worldwide Inc.*	2,082,381
9,325	Gartner Inc.*	797,381
29,172	Global Payments Inc.	3,249,469
22,959	Jack Henry & Associates Inc.	1,560,294
230,120	MasterCard Inc., Class A Shares	21,256,184
266,099	PayPal Holdings Inc.*	9,313,465
49,218	Vantiv Inc., Class A Shares*	2,167,561
633,785	Visa Inc., Class A Shares	45,188,870

	Total IT Services	97,636,013

Semiconductors & Semiconductor Equipment — 1.7%
186,310	Analog Devices Inc.	10,407,276
148,910	Lam Research Corp.	10,836,181
15,054	NXP Semiconductor NV*	1,274,321
18,684	Qorvo Inc.*	1,037,149

	Total Semiconductors & Semiconductor Equipment	23,554,927

Software — 6.6%
90,794	Activision Blizzard Inc.	2,599,432
262,640	Adobe Systems Inc.*	20,635,625
52,851	Cadence Design Systems Inc.*	1,058,077
26,303	CDK Global Inc.	1,303,051
201,577	Electronic Arts Inc.*	13,334,319
15,815	Fair Isaac Corp.	1,353,290
54,342	Fortinet Inc.*	2,289,972
52,682	Intuit Inc.	4,517,481
208,498	Microsoft Corp.	9,073,833
24,121	Red Hat Inc.*	1,741,777
277,830	Salesforce.com Inc.*	19,270,289

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 31.1% — (continued)
Software — 6.6% — (continued)
173,640	ServiceNow Inc.*	$12,321,494

	Total Software	89,498,640

Technology Hardware, Storage & Peripherals — 4.7%
494,977	Apple Inc.	55,813,607
287,060	EMC Corp.	7,139,182

	Total Technology Hardware, Storage & Peripherals	62,952,789

	TOTAL INFORMATION TECHNOLOGY	420,291,906

MATERIALS — 2.5%
Chemicals — 2.5%
298,500	Axalta Coating Systems Ltd.*	8,713,215
129,660	Celanese Corp., Class A Shares	7,862,582
18,565	CF Industries Holdings Inc.	1,065,260
29,629	Cytec Industries Inc.	2,198,472
239,290	Dow Chemical Co. (The)	10,471,330
11,559	Sherwin-Williams Co. (The)	2,956,908

	Total Chemicals	33,267,767

TELECOMMUNICATION SERVICES — 1.5%
Diversified Telecommunication Services — 0.7%
37,514	Cogent Communications Holdings Inc.	1,041,764
174,500	Level 3 Communications Inc.*	7,805,385

	Total Diversified Telecommunication Services	8,847,149

Wireless Telecommunication Services — 0.8%
96,102	SBA Communications Corp., Class A Shares*	11,359,255

	TOTAL TELECOMMUNICATION SERVICES	20,206,404

	TOTAL COMMON STOCKS (Cost — $961,553,629)	1,317,642,280

Face Amount
SHORT-TERM INVESTMENTS (b) — 3.4%
MONEY MARKET FUND — 0.5%
$6,735,317	Invesco STIT — Government & Agency Portfolio(c) (Cost — $6,735,317)	6,735,317

TIME DEPOSITS — 2.9%
6,270,412	ANZ National Bank — London, 0.030% due 9/1/15	6,270,412
3,410,950	Banco Santander SA — Frankfurt, 0.030% due 9/1/15	3,410,950
13,037,899	DNB — Oslo, 0.030% due 9/1/15	13,037,899
10,817,485	National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/1/15	10,817,485
5,575,893	Skandinaviska Enskilda Banken AB — Stockholm, 0.030% due 9/1/15	5,575,893

	TOTAL TIME DEPOSITS (Cost — $39,112,639)	39,112,639

	TOTAL SHORT-TERM INVESTMENTS (Cost — $45,847,956)	45,847,956

	TOTAL INVESTMENTS — 100.8% (Cost — $1,007,401,585#)	1,363,490,236

	Liabilities in Excess of Other Assets — (0.8)%	(10,855,311)

	TOTAL NET ASSETS — 100.0%	$1,352,634,925

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Growth Investments
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 2.9%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,019,863,858.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Information Technology	30.8%
Health Care	21.3
Consumer Discretionary	21.2
Financials	7.0
Industrials	6.1
Consumer Staples	5.0
Materials	2.4
Telecommunication Services	1.5
Energy	1.2
Short-Term Investments	3.5

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
COMMON STOCKS — 96.0%
CONSUMER DISCRETIONARY — 8.8%
Automobiles — 2.0%
1,604,100	Ford Motor Co.	$22,248,867
36,669	Harley-Davidson Inc.	2,055,297

	Total Automobiles	24,304,164

Diversified Consumer Services — 0.2%
60,874	H&R Block Inc.	2,070,934

Hotels, Restaurants & Leisure — 1.9%
125,000	McDonald’s Corp.	11,877,500
570,000	MGM Resorts International*	11,645,100

	Total Hotels, Restaurants & Leisure	23,522,600

Household Durables — 0.7%
51,760	Whirlpool Corp.	8,700,856

Internet & Catalog Retail — 0.3%
71,578	Liberty Interactive Corp., Class A Shares*	1,935,469
44,368	Liberty Ventures, Series A*	1,762,741

	Total Internet & Catalog Retail	3,698,210

Leisure Products — 0.9%
477,097	Mattel Inc.	11,178,383

Media — 0.9%
28,756	Gannett Co., Inc.*	376,991
29,213	Omnicom Group Inc.	1,956,687
57,513	TEGNA Inc.	1,368,234
294,980	Twenty-First Century Fox Inc., Class A Shares	8,079,502

	Total Media	11,781,414

Multiline Retail — 1.0%
105,544	Kohl’s Corp.	5,385,910
102,300	Macy’s Inc.	5,995,803
13,716	Nordstrom Inc.	999,622

	Total Multiline Retail	12,381,335

Specialty Retail — 0.1%
31,048	Bed Bath & Beyond Inc.*	1,928,391

Textiles, Apparel & Luxury Goods — 0.8%
40,606	Coach Inc.	1,228,332
114,110	V.F. Corp.	8,264,987

	Total Textiles, Apparel & Luxury Goods	9,493,319

	TOTAL CONSUMER DISCRETIONARY	109,059,606

CONSUMER STAPLES — 5.1%
Beverages — 1.0%
300,000	Coca-Cola Co. (The)	11,796,000

Food & Staples Retailing — 2.1%
166,317	CVS Caremark Corp.	17,030,861
55,097	Kroger Co. (The)	1,900,846
105,300	Wal-Mart Stores Inc.	6,816,069

	Total Food & Staples Retailing	25,747,776

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
CONSUMER STAPLES — 5.1% — (continued)
Food Products — 1.4%
192,759	Archer-Daniels-Midland Co.	$8,672,228
205,000	Tyson Foods Inc., Class A Shares	8,667,400

	Total Food Products	17,339,628

Household Products — 0.6%
71,157	Kimberly-Clark Corp.	7,580,355

	TOTAL CONSUMER STAPLES	62,463,759

ENERGY — 10.6%
Energy Equipment & Services — 1.9%
130,000	Baker Hughes Inc.	7,280,000
362,250	Ensco PLC, Class A Shares	6,560,348
11,616	Helmerich & Payne Inc.	685,460
126,800	McDermott International Inc.*	644,144
197,740	National Oilwell Varco Inc.	8,370,334

	Total Energy Equipment & Services	23,540,286

Oil, Gas & Consumable Fuels — 8.7%
105,000	Anadarko Petroleum Corp.	7,515,900
35,197	Apache Corp.	1,592,312
197,708	Chevron Corp.	16,012,371
193,361	ConocoPhillips	9,503,693
184,805	Denbury Resources Inc.(a)	802,054
162,900	Devon Energy Corp.	6,949,314
100,000	EOG Resources Inc.	7,831,000
24,129	Hess Corp.	1,434,469
441,926	Marathon Oil Corp.	7,640,900
253,920	Murphy Oil Corp.	7,871,520
246,000	Royal Dutch Shell PLC, Class A Shares, ADR	13,018,320
193,400	Sasol Ltd., ADR	6,335,784
33,901	SM Energy Co.	1,244,167
67,286	Southwestern Energy Co.*	1,092,725
236,500	Total SA, ADR(a)	10,973,600
121,600	Valero Energy Corp.	7,215,744

	Total Oil, Gas & Consumable Fuels	107,033,873

	TOTAL ENERGY	130,574,159

FINANCIALS — 25.2%
Banks — 8.8%
327,500	BB&T Corp.	12,091,300
541,990	Citigroup Inc.	28,985,625
335,000	Citizens Financial Group Inc.	8,314,700
399,384	Fifth Third Bancorp	7,955,730
348,620	JPMorgan Chase & Co.	22,346,542
12,046	M&T Bank Corp.	1,424,319
72,600	PNC Financial Services Group Inc.(The)	6,615,312
775,000	Regions Financial Corp.	7,432,250
256,300	Wells Fargo & Co.	13,668,479

	Total Banks	108,834,257

Capital Markets — 2.6%
58,800	Ameriprise Financial Inc.	6,624,996
199,190	Franklin Resources Inc.	8,083,130
43,432	Goldman Sachs Group Inc. (The)	8,191,275
125,059	State Street Corp.	8,994,244

	Total Capital Markets	31,893,645

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
FINANCIALS — 25.2% — (continued)
Consumer Finance — 4.2%
155,000	American Express Co.	$11,891,600
344,440	Capital One Financial Corp.	26,780,210
368,518	Navient Corp.	4,713,345
235,000	Synchrony Financial*(a)	7,743,250

	Total Consumer Finance	51,128,405

Diversified Financial Services — 0.1%
7,068	Intercontinental Exchange Inc.	1,614,402

Insurance — 8.7%
6,360	Alleghany Corp.*	2,987,864
41,528	Allied World Assurance Co. Holdings AG	1,658,628
172,560	Allstate Corp. (The)	10,056,797
177,530	American International Group Inc.	10,712,160
23,344	Aon PLC	2,181,263
36,338	Arch Capital Group Ltd.*	2,481,159
366,590	Hartford Financial Services Group Inc. (The)	16,844,811
37,458	Loews Corp.	1,365,344
699,206	MetLife Inc.	35,030,221
63,348	Progressive Corp. (The)	1,897,906
38,355	Torchmark Corp.	2,242,233
127,900	Travelers Cos., Inc. (The)	12,732,445
163,000	Willis Group Holdings PLC	7,023,670

	Total Insurance	107,214,501

Real Estate Investment Trusts (REITs) — 0.8%
58,631	American Capital Agency Corp.	1,121,611
65,078	Hatteras Financial Corp.	1,056,216
430,000	Host Hotels & Resorts Inc.	7,623,900

	Total Real Estate Investment Trusts (REITs)	9,801,727

	TOTAL FINANCIALS	310,486,937

HEALTH CARE — 11.9%
Biotechnology — 2.4%
446,700	Baxalta Inc.*	15,701,505
26,500	Biogen Inc.*	7,878,450
62,101	Gilead Sciences Inc.	6,524,952

	Total Biotechnology	30,104,907

Health Care Equipment & Supplies — 1.3%
173,300	Abbott Laboratories	7,848,757
114,234	St. Jude Medical Inc.	8,088,909

	Total Health Care Equipment & Supplies	15,937,666

Health Care Providers & Services — 1.7%
66,100	Aetna Inc.	7,569,772
50,214	UnitedHealth Group Inc.	5,809,760
58,500	Universal Health Services Inc., Class B Shares	8,022,690

	Total Health Care Providers & Services	21,402,222

Life Sciences Tools & Services — 0.6%
208,000	Agilent Technologies Inc.	7,552,480

Pharmaceuticals — 5.9%
289,800	AbbVie Inc.	18,086,418
270,000	AstraZeneca PLC, ADR	8,445,600
68,010	Eli Lilly & Co.	5,600,624

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
HEALTH CARE — 11.9% — (continued)
Pharmaceuticals — 5.9% — (continued)
180,295	Johnson & Johnson	$16,944,124
91,600	Mallinckrodt PLC*	7,899,584
218,600	Pfizer Inc.	7,043,292
127,000	Teva Pharmaceutical Industries Ltd., ADR	8,180,070

	Total Pharmaceuticals	72,199,712

	TOTAL HEALTH CARE	147,196,987

INDUSTRIALS — 10.0%
Aerospace & Defense — 2.1%
67,470	General Dynamics Corp.	9,582,764
77,400	Honeywell International Inc.	7,683,498
6,576	L-3 Communications Holdings Inc.	693,571
21,641	Rockwell Collins Inc.	1,771,316
73,700	United Technologies Corp.	6,751,657

	Total Aerospace & Defense	26,482,806

Air Freight & Logistics — 1.0%
124,000	United Parcel Service Inc., Class B Shares	12,108,600

Commercial Services & Supplies — 0.1%
37,771	Republic Services Inc., Class A Shares	1,547,855

Construction & Engineering — 1.2%
228,027	Fluor Corp.	10,402,592
51,034	Jacobs Engineering Group Inc.*	2,062,284
82,553	Quanta Services Inc.*	2,001,084

	Total Construction & Engineering	14,465,960

Electrical Equipment — 0.6%
103,600	Eaton Corp. PLC	5,911,416
11,589	Hubbell Inc., Class B Shares	1,143,487

	Total Electrical Equipment	7,054,903

Industrial Conglomerates — 1.5%
102,332	Danaher Corp.	8,904,931
389,330	General Electric Co.	9,663,170

	Total Industrial Conglomerates	18,568,101

Machinery — 1.5%
90,810	Cummins Inc.	11,056,118
62,097	Joy Global Inc.	1,503,989
53,428	Kennametal Inc.	1,629,554
45,450	Parker-Hannifin Corp.	4,893,147

	Total Machinery	19,082,808

Professional Services — 1.4%
99,709	Manpowergroup Inc.	8,664,712
180,000	Nielsen Holdings PLC	8,141,400

	Total Professional Services	16,806,112

Road & Rail — 0.6%
87,873	Ryder System Inc.	7,202,950

	TOTAL INDUSTRIALS	123,320,095

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 13.5%
Communications Equipment — 2.1%
621,871	Cisco Systems Inc.	$16,094,021
180,000	QUALCOMM Inc.	10,184,400

	Total Communications Equipment	26,278,421

Electronic Equipment, Instruments & Components — 0.8%
50,269	Arrow Electronics Inc.*	2,811,042
72,865	Avnet Inc.	3,089,476
75,404	FLIR Systems Inc.	2,158,817
50,128	Keysight Technologies Inc.*	1,606,101

	Total Electronic Equipment, Instruments & Components	9,665,436

Internet Software & Services — 1.1%
18,000	Google Inc., Class A Shares*	11,660,760
24,910	IAC/InterActiveCorp	1,738,718

	Total Internet Software & Services	13,399,478

IT Services — 1.8%
140,000	Amdocs Ltd.	8,009,400
88,000	International Business Machines Corp.	13,014,320
53,016	Teradata Corp.*	1,549,658

	Total IT Services	22,573,378

Semiconductors & Semiconductor Equipment — 2.4%
32,605	Analog Devices Inc.	1,821,315
97,950	Broadcom Corp., Class A Shares	5,061,076
534,640	Intel Corp.	15,258,626
9,333	KLA-Tencor Corp.	467,677
412,360	Micron Technology Inc.*	6,766,828

	Total Semiconductors & Semiconductor Equipment	29,375,522

Software — 3.5%
270,000	Activision Blizzard Inc.	7,730,100
252,100	CA Inc.	6,879,809
196,926	Microsoft Corp.	8,570,220
315,000	Oracle Corp.	11,683,350
299,800	Symantec Corp.	6,142,902
30,694	Synopsys Inc.*	1,440,469

	Total Software	42,446,850

Technology Hardware, Storage & Peripherals — 1.8%
1,500	Apple Inc.	169,140
877,860	EMC Corp.	21,832,378

	Total Technology Hardware, Storage & Peripherals	22,001,518

	TOTAL INFORMATION TECHNOLOGY	165,740,603

MATERIALS — 4.1%
Chemicals — 2.0%
144,201	Celanese Corp., Class A Shares	8,744,349
157,000	Dow Chemical Co. (The)	6,870,320
77,700	Monsanto Co.	7,587,405
46,694	Mosaic Co. (The)	1,906,516

	Total Chemicals	25,108,590

Metals & Mining — 1.0%
133,524	Goldcorp Inc.	1,850,643
320,742	Kinross Gold Corp.*	574,128
218,633	Nucor Corp.	9,464,622

	Total Metals & Mining	11,889,393

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Shares/Units	Security	Value
MATERIALS — 4.1% — (continued)
Paper & Forest Products — 1.1%
304,860	International Paper Co.	$13,151,660

	TOTAL MATERIALS	50,149,643

TELECOMMUNICATION SERVICES — 3.4%
Diversified Telecommunication Services — 3.4%
407,300	AT&T Inc.	13,522,360
338,880	CenturyLink Inc.	9,163,315
414,900	Verizon Communications Inc.	19,089,549

	TOTAL TELECOMMUNICATION SERVICES	41,775,224

UTILITIES — 3.4%
Electric Utilities — 2.0%
268,850	American Electric Power Co., Inc.	14,595,866
26,295	Edison International	1,537,732
94,835	Entergy Corp.	6,195,571
51,427	OGE Energy Corp.	1,442,013

	Total Electric Utilities	23,771,182

Multi-Utilities — 1.4%
387,400	Public Service Enterprise Group Inc.	15,592,850
38,010	SCANA Corp.	2,010,349

	Total Multi-Utilities	17,603,199

	TOTAL UTILITIES	41,374,381

	TOTAL COMMON STOCKS (Cost — $1,053,746,262)	1,182,141,394

Face Amount
SHORT-TERM INVESTMENTS (b) — 5.1%
MONEY MARKET FUND — 1.3%
$16,427,951	Invesco STIT — Government & Agency Portfolio(c) (Cost — $16,427,951)	16,427,951

TIME DEPOSITS — 3.8%
19,238,522	ANZ National Bank — London, 0.030% due 9/1/15	19,238,522
10,011,299	DNB — Oslo, 0.030% due 9/1/15	10,011,299
10,393,967	National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/1/15	10,393,967
6,799,824	Royal Bank of Canada — Toronto, 0.030% due 9/1/15	6,799,824

	TOTAL TIME DEPOSITS (Cost — $46,443,612)	46,443,612

	TOTAL SHORT-TERM INVESTMENTS (Cost — $62,871,563)	62,871,563

	TOTAL INVESTMENTS — 101.1% (Cost — $1,116,617,825#)	1,245,012,957

	Liabilities in Excess of Other Assets — (1.1)%	(13,679,291)

	TOTAL NET ASSETS — 100.0%	$1,231,333,666

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 3.8%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,128,071,914.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Large Capitalization Value Equity Investments

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Financials	24.9%
Information Technology	13.3
Health Care	11.8
Energy	10.5
Industrials	9.9
Consumer Discretionary	8.8
Consumer Staples	5.0
Materials	4.0
Telecommunication Services	3.4
Utilities	3.3
Short-Term Investments	5.1

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
COMMON STOCKS — 95.2%
CONSUMER DISCRETIONARY — 17.9%
Auto Components — 0.5%
24,900	Gentherm Inc.*	$1,135,191

Diversified Consumer Services — 1.7%
43,700	2U Inc.*	1,528,189
38,977	Bright Horizons Family Solutions Inc.*	2,382,274

	Total Diversified Consumer Services	3,910,463

Hotels, Restaurants & Leisure — 6.5%
98,020	Bloomin’ Brands Inc.	2,029,014
5,100	Buffalo Wild Wings Inc.*	967,368
8,100	Churchill Downs Inc.	1,076,247
43,845	Dave & Buster’s Entertainment Inc.*	1,510,022
25,300	Diamond Resorts International Inc.*	642,367
14,500	Jack in the Box Inc.	1,133,610
21,300	Papa John’s International Inc.	1,432,425
45,570	Planet Fitness Inc., Class A Shares*	811,602
19,400	Popeyes Louisiana Kitchen Inc.*	1,079,028
12,900	Red Robin Gourmet Burgers Inc.*	1,016,391
28,276	Vail Resorts Inc.	3,051,263

	Total Hotels, Restaurants & Leisure	14,749,337

Household Durables — 1.7%
13,200	Helen of Troy Ltd.*	1,123,848
65,010	Installed Building Products Inc.*	1,737,067
28,600	Libbey Inc.	1,007,864

	Total Household Durables	3,868,779

Leisure Products — 1.0%
47,715	Brunswick Corp.	2,371,913

Media — 1.2%
24,100	Imax Corp.*	755,535
54,830	Starz, Class A Shares*	2,062,156

	Total Media	2,817,691

Specialty Retail — 4.1%
13,870	Asbury Automotive Group Inc.*	1,117,506
33,100	Caleres Inc.	1,102,230
26,040	Five Below Inc.*(a)	1,006,967
18,860	Lithia Motors Inc., Class A Shares	2,010,476
53,790	Rent-A-Center Inc.	1,446,413
29,530	Restoration Hardware Holdings Inc.*	2,730,934

	Total Specialty Retail	9,414,526

Textiles, Apparel & Luxury Goods — 1.2%
22,600	G-III Apparel Group Ltd.*	1,566,858
26,100	Steven Madden Ltd.*	1,066,446

	Total Textiles, Apparel & Luxury Goods	2,633,304

	TOTAL CONSUMER DISCRETIONARY	40,901,204

CONSUMER STAPLES — 1.5%
Food & Staples Retailing — 0.6%
12,600	Casey’s General Stores Inc.	1,333,836

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
CONSUMER STAPLES — 1.5% — (continued)
Food Products — 0.9%
20,200	Calavo Growers Inc.	$1,176,650
7,400	J&J Snack Foods Corp.	843,304

	Total Food Products	2,019,954

	TOTAL CONSUMER STAPLES	3,353,790

ENERGY — 1.3%
Energy Equipment & Services — 0.1%
43,000	Basic Energy Services Inc.*	224,030

Oil, Gas & Consumable Fuels — 1.2%
11,300	Carrizo Oil & Gas Inc.*	411,659
96,310	Navigator Holdings Ltd.*(a)	1,569,853
70,480	Synergy Resources Corp.*	756,955

	Total Oil, Gas & Consumable Fuels	2,738,467

	TOTAL ENERGY	2,962,497

FINANCIALS — 6.4%
Banks — 1.6%
16,600	Bank of the Ozarks Inc.	693,880
47,370	East West Bancorp Inc.	1,914,222
27,700	Webster Financial Corp.	980,026

	Total Banks	3,588,128

Capital Markets — 2.4%
222,230	BGC Partners Inc., Class A Shares	1,948,957
24,700	Financial Engines Inc.(a)	801,762
61,500	OM Asset Management PLC	1,015,980
36,605	Stifel Financial Corp.*	1,705,793

	Total Capital Markets	5,472,492

Consumer Finance — 0.3%
13,500	PRA Group Inc.*	719,415

Insurance — 0.8%
106,830	CNO Financial Group Inc.	1,911,189

Real Estate Investment Trusts (REITs) — 0.4%
16,370	National Health Investors Inc.	901,987

Real Estate Management & Development — 0.9%
64,050	Alexander & Baldwin Inc.	2,166,811

	TOTAL FINANCIALS	14,760,022

HEALTH CARE — 30.8%
Biotechnology — 13.9%
73,510	AMAG Pharmaceuticals Inc.*(a)	4,597,315
11,500	Anacor Pharmaceuticals Inc.*	1,499,715
208,240	ARIAD Pharmaceuticals Inc.*(a)	1,965,786
54,100	BioCryst Pharmaceuticals Inc.*	629,724
25,900	Cepheid*	1,262,366
78,720	ChemoCentryx Inc.*(a)	517,978
18,700	Chimerix Inc.*	915,178
17,100	Clovis Oncology Inc.*	1,331,406
153,520	Dyax Corp.*	3,534,030
112,965	Dynavax Technologies Corp.*	3,203,687
28,200	MacroGenics Inc.*	743,070
161,880	Merrimack Pharmaceuticals Inc.*(a)	1,633,369

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
HEALTH CARE — 30.8% — (continued)
Biotechnology — 13.9% — (continued)
53,360	Neurocrine Biosciences Inc.*	$2,474,837
23,600	Portola Pharmaceuticals Inc., Class A Shares*	1,112,976
50,800	Prothena Corp. PLC*(a)	2,922,524
51,910	PTC Therapeutics Inc.*	1,982,443
8,210	Puma Biotechnology Inc.*(a)	754,663
6,400	Ultragenyx Pharmaceutical Inc.*	714,368

	Total Biotechnology	31,795,435

Health Care Equipment & Supplies — 5.3%
52,400	AtriCure Inc.*	1,281,704
16,300	DexCom Inc.*	1,534,482
22,230	Integra LifeSciences Holdings Corp.*	1,333,355
29,672	LDR Holding Corp.*	1,107,359
49,860	Masimo Corp.*	2,025,812
40,515	STERIS Corp.	2,594,986
78,780	Tandem Diabetes Care Inc.*	904,394
61,160	Wright Medical Group Inc.*	1,410,961

	Total Health Care Equipment & Supplies	12,193,053

Health Care Providers & Services — 3.5%
8,879	Adeptus Health Inc., Class A Shares*(a)	884,704
47,700	AMN Healthcare Services Inc.*	1,602,720
36,400	ExamWorks Group Inc.*	1,303,848
32,032	HealthEquity Inc.*	939,178
53,480	Team Health Holdings Inc.*	3,141,415

	Total Health Care Providers & Services	7,871,865

Health Care Technology — 0.4%
19,700	Medidata Solutions Inc.*	945,994

Life Sciences Tools & Services — 3.5%
10,200	Bio-Techne Corp.	963,696
80,170	Bruker Corp.*	1,473,525
54,045	ICON PLC*	4,161,465
21,300	PAREXEL International Corp.*	1,399,836

	Total Life Sciences Tools & Services	7,998,522

Pharmaceuticals — 4.2%
24,800	Akorn Inc.*(a)	986,792
197,170	Cardiome Pharma Corp.*(a)	1,754,813
47,960	Flamel Technologies SA, ADR*	1,062,314
26,500	Medicines Co. (The)*	1,086,500
57,460	Pacira Pharmaceuticals Inc.*	3,306,823
22,600	Relypsa Inc.*	518,896
48,062	Zogenix Inc.*	923,752

	Total Pharmaceuticals	9,639,890

	TOTAL HEALTH CARE	70,444,759

INDUSTRIALS — 13.0%
Aerospace & Defense — 1.8%
40,160	Hexcel Corp.	1,938,122
94,490	TASER International Inc.*(a)	2,211,066

	Total Aerospace & Defense	4,149,188

Air Freight & Logistics — 1.6%
23,700	Forward Air Corp.	1,066,974
26,800	HUB Group Inc., Class A Shares*	1,010,092

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
INDUSTRIALS — 13.0% — (continued)
Air Freight & Logistics — 1.6% — (continued)
41,270	XPO Logistics Inc.*(a)	$1,448,577

	Total Air Freight & Logistics	3,525,643

Building Products — 0.2%
52,988	NCI Building Systems Inc.*	552,665

Commercial Services & Supplies — 2.0%
59,400	Interface Inc., Class A Shares	1,439,856
30,100	Mobile Mini Inc.	1,023,701
122,460	Steelcase Inc., Class A Shares	2,158,970

	Total Commercial Services & Supplies	4,622,527

Electrical Equipment — 0.5%
37,260	Power Solutions International Inc.*(a)	1,171,454

Machinery — 0.7%
27,300	Albany International Corp., Class A Shares	870,870
52,200	Wabash National Corp.*	638,406

	Total Machinery	1,509,276

Marine — 0.6%
38,280	Matson Inc.	1,442,390

Professional Services — 2.6%
42,000	CEB Inc.	3,008,040
32,890	Huron Consulting Group Inc.*	2,380,907
24,112	TransUnion*	623,536

	Total Professional Services	6,012,483

Road & Rail — 1.1%
26,065	Genesee & Wyoming Inc., Class A Shares*	1,782,325
9,975	Old Dominion Freight Line Inc.*	663,238

	Total Road & Rail	2,445,563

Trading Companies & Distributors — 1.9%
58,340	Rush Enterprises Inc., Class A Shares*	1,488,837
23,260	Watsco Inc.	2,848,419

	Total Trading Companies & Distributors	4,337,256

	TOTAL INDUSTRIALS	29,768,445

INFORMATION TECHNOLOGY — 21.9%
Communications Equipment — 1.5%
47,800	Ciena Corp.*	1,068,808
51,670	Finisar Corp.*	797,268
36,500	Infinera Corp.*	796,430
37,406	Radware Ltd.*	696,126

	Total Communications Equipment	3,358,632

Electronic Equipment, Instruments & Components — 0.7%
14,800	Belden Inc.	745,772
10,200	Littelfuse Inc.	915,450

	Total Electronic Equipment, Instruments & Components	1,661,222

Internet Software & Services — 3.8%
16,400	comScore Inc.*	856,244
12,005	CoStar Group Inc.*	2,125,365
23,392	Envestnet Inc.*	730,532
69,703	GTT Communications Inc.*	1,532,769

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 21.9% — (continued)
Internet Software & Services — 3.8% — (continued)
51,520	HomeAway Inc.*	$1,478,109
40,900	Q2 Holdings Inc.*	1,069,944
13,532	SPS Commerce Inc.*	920,447

	Total Internet Software & Services	8,713,410

IT Services — 1.2%
12,500	EPAM Systems Inc.*	882,625
20,400	Euronet Worldwide Inc.*	1,315,188
8,000	MAXIMUS Inc.	484,400

	Total IT Services	2,682,213

Semiconductors & Semiconductor Equipment — 3.4%
86,120	Advanced Energy Industries Inc.*	2,090,132
8,400	Ambarella Inc.*(a)	803,292
8,100	Cavium Inc.*	550,962
36,230	Cirrus Logic Inc.*	1,092,697
19,600	M/A-COM Technology Solutions Holdings Inc.*(a)	578,396
56,000	Monolithic Power Systems Inc.	2,693,040

	Total Semiconductors & Semiconductor Equipment	7,808,519

Software — 9.5%
11,770	Aspen Technology Inc.*	445,730
22,700	Barracuda Networks Inc.*	596,783
20,300	Blackbaud Inc.	1,159,942
55,340	BroadSoft Inc.*	1,746,531
67,780	Callidus Software Inc.*	1,068,891
37,320	CommVault Systems Inc.*	1,337,549
90,465	Fortinet Inc.*	3,812,195
17,300	Guidewire Software Inc.*	967,243
23,000	Manhattan Associates Inc.*	1,345,040
37,449	Paylocity Holding Corp.*	1,236,566
21,142	Proofpoint Inc.*	1,191,140
45,540	QLIK Technologies Inc.*	1,724,144
8,170	Rapid7 Inc.*	172,305
36,600	RingCentral Inc., Class A Shares*	629,886
7,200	Tyler Technologies Inc.*	993,888
11,830	Ultimate Software Group Inc. (The)*	2,084,328
54,890	Zendesk Inc.*	1,135,125

	Total Software	21,647,286

Technology Hardware, Storage & Peripherals — 1.8%
50,130	Electronics for Imaging Inc.*	2,194,190
36,600	Nimble Storage Inc.*(a)	975,756
35,550	Super Micro Computer Inc.*	972,292

	Total Technology Hardware, Storage & Peripherals	4,142,238

	TOTAL INFORMATION TECHNOLOGY	50,013,520

MATERIALS — 2.4%
Chemicals — 1.5%
74,400	Chemtura Corp.*	2,023,680
43,550	PolyOne Corp.	1,414,069

	Total Chemicals	3,437,749

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Growth Investments

Shares/Units	Security	Value
MATERIALS — 2.4% — (continued)
Construction Materials — 0.9%
48,100	Headwaters Inc.*	$970,658
42,900	Summit Materials Inc., Class A Shares*	1,006,434

	Total Construction Materials	1,977,092

	TOTAL MATERIALS	5,414,841

	TOTAL COMMON STOCKS (Cost — $179,548,312)	217,619,078

Face Amount
SHORT-TERM INVESTMENTS (b) — 12.9%
MONEY MARKET FUND — 8.0%
$18,339,079	Invesco STIT — Government & Agency Portfolio(c) (Cost — $18,339,079)	18,339,079

TIME DEPOSITS — 4.9%
5,957,373	ANZ National Bank — London, 0.030% due 9/1/15	5,957,373
5,272,091	DNB — Oslo, 0.030% due 9/1/15	5,272,091

	TOTAL TIME DEPOSITS (Cost — $11,229,464)	11,229,464

	TOTAL SHORT-TERM INVESTMENTS (Cost — $29,568,543)	29,568,543

	TOTAL INVESTMENTS — 108.1% (Cost — $209,116,855#)	247,187,621

	Liabilities in Excess of Other Assets — (8.1)%	(18,601,886)

	TOTAL NET ASSETS — 100.0%	$228,585,735

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 4.9%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $209,864,417.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
PLC	— Public Limited Company

Summary of Investments by Security Sector^
Health Care	28.5%
Information Technology	20.2
Consumer Discretionary	16.5
Industrials	12.0
Financials	6.0
Materials	2.2
Consumer Staples	1.4
Energy	1.2
Short-Term Investments	12.0

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
COMMON STOCKS — 97%
CONSUMER DISCRETIONARY — 11.4%
Auto Components — 1.6%
34,700	Dana Holding Corp.	$608,638
172,967	Modine Manufacturing Co.*	1,535,947
15,050	Standard Motor Products Inc.	532,770
13,600	Tenneco Inc.*	639,880

	Total Auto Components	3,317,235

Automobiles — 0.3%
12,000	Thor Industries Inc.	654,960

Distributors — 0.3%
9,340	Core-Mark Holding Co., Inc.	561,427

Diversified Consumer Services — 1.8%
235,189	Regis Corp.*	2,549,449
47,000	Service Corp. International	1,393,550

	Total Diversified Consumer Services	3,942,999

Hotels, Restaurants & Leisure — 1.6%
15,600	Bloomin’ Brands Inc.	322,920
10,200	Brinker International Inc	541,926
18,100	Cheesecake Factory Inc. (The)	982,287
3,600	DineEquity Inc.	343,800
15,400	International Speedway Corp., Class A Shares	494,186
20,500	Texas Roadhouse Inc.	737,795

	Total Hotels, Restaurants & Leisure	3,422,914

Household Durables — 0.8%
25,700	Meritage Homes Corp.*	1,082,998
14,131	Ryland Group Inc. (The)	611,025

	Total Household Durables	1,694,023

Internet & Catalog Retail — 1.5%
94,450	Blue Nile Inc.*	3,216,967

Media — 1.0%
16,497	Cinemark Holdings Inc.	586,468
25,698	Meredith Corp.	1,213,460
17,364	Time Inc.	360,650

	Total Media	2,160,578

Specialty Retail — 1.9%
6,000	Asbury Automotive Group Inc.*	483,420
14,400	Buckle Inc. (The)	607,680
11,557	Cato Corp. (The), Class A Shares	405,997
19,300	Finish Line Inc. (The), Class A Shares	508,941
6,920	Genesco Inc.*	414,439
14,509	GNC Holdings Inc., Class A Shares	679,021
7,000	Group 1 Automotive Inc.	611,800
40,500	Stage Stores Inc.	434,970

	Total Specialty Retail	4,146,268

Textiles, Apparel & Luxury Goods — 0.6%
17,100	Steven Madden Ltd.*	698,706
23,300	Wolverine World Wide Inc.	627,935

	Total Textiles, Apparel & Luxury Goods	1,326,641

	TOTAL CONSUMER DISCRETIONARY	24,444,012

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
CONSUMER STAPLES — 4.0%
Food & Staples Retailing — 0.6%
17,550	Andersons Inc. (The)	$620,919
12,001	Ingles Markets Inc., Class A Shares	596,450
3,453	Weis Markets Inc.	140,364

	Total Food & Staples Retailing	1,357,733

Food Products — 1.3%
6,600	Cal-Maine Foods Inc.(a)	350,592
8,500	Ingredion Inc.	733,890
5,300	J&J Snack Foods Corp.	603,988
16,100	Pinnacle Foods Inc.	721,924
5,881	Sanderson Farms Inc.(a)	406,024

	Total Food Products	2,816,418

Household Products — 1.7%
134,512	Central Garden & Pet Co.*	1,649,117
103,393	Central Garden & Pet Co., Class A Shares*	1,307,922
16,000	Energizer Holdings Inc.	668,160

	Total Household Products	3,625,199

Tobacco — 0.4%
15,400	Universal Corp.(a)	757,834

	TOTAL CONSUMER STAPLES	8,557,184

ENERGY — 5.9%
Energy Equipment & Services — 2.2%
7,700	Dril-Quip Inc.*	530,838
60,700	Helix Energy Solutions Group Inc.*	421,865
43,100	Patterson-UTI Energy Inc.	701,668
106,600	RigNet Inc.*(a)	3,073,278

	Total Energy Equipment & Services	4,727,649

Oil, Gas & Consumable Fuels — 3.7%
23,832	Alliance Resource Partners LP(a)	609,622
20,400	Alon USA Partners LP(a)	530,400
49,010	Boardwalk Pipeline Partners LP	669,477
29,100	Bonanza Creek Energy Inc.*	222,615
18,300	Delek Logistics Partners LP(a)	728,706
16,700	Jones Energy Inc., Class A Shares*	99,031
26,000	Northern Tier Energy LP	670,800
42,700	Oasis Petroleum Inc.*(a)	476,532
39,176	Ship Finance International Ltd.(a)	658,157
15,800	SM Energy Co	579,860
40,200	Stone Energy Corp.*	227,934
17,635	Sunoco LP	694,466
15,898	Western Refining Inc	683,932
22,000	Whiting Petroleum Corp.*	425,260
17,100	World Fuel Services Corp	660,915

	Total Oil, Gas & Consumable Fuels	7,937,707

	TOTAL ENERGY	12,665,356

FINANCIALS — 24.9%
Banks — 10.5%
21,300	Bank of Hawaii Corp.	1,321,878
10,100	BOK Financial Corp.	639,128
55,800	Boston Private Financial Holdings Inc.	664,020
30,700	Community Bank System Inc.	1,094,762

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
FINANCIALS — 24.9% — (continued)
Banks — 10.5% — (continued)
10,900	Cullen/Frost Bankers Inc.	$704,794
200	CVB Financial Corp.	3,250
59,985	East West Bancorp Inc.	2,423,994
44,800	First Financial Bancorp	826,112
45,300	First Interstate Bancsystem Inc., Class A Shares	1,208,604
41,000	First Midwest Bancorp Inc.	723,240
34,178	FirstMerit Corp.	613,837
60,600	Great Western Bancorp Inc.	1,525,302
39,641	Hancock Holding Co.	1,113,119
25,100	Independent Bank Corp.	1,136,779
11,541	National Penn Bancshares Inc.	138,665
37,200	NBT Bancorp Inc.	963,480
51,900	Old National Bancorp	716,220
14,200	Prosperity Bancshares Inc.	733,714
21,005	S&T Bancorp Inc.	628,470
46,500	TCF Financial Corp.	721,680
28,406	Trustmark Corp.	654,190
44,254	Umpqua Holdings Corp.	739,484
94,600	Valley National Bancorp	894,916
39,800	Webster Financial Corp.	1,408,124
25,700	WesBanco Inc.	791,303

	Total Banks	22,389,065

Capital Markets — 1.5%
11,106	AllianceBernstein Holding LP(a)	303,638
8,200	Artisan Partners Asset Management Inc., Class A Shares	335,134
100,800	Fortress Investment Group LLC, Class A Shares	584,640
14,088	Investment Technology Group Inc	231,325
19,700	Main Street Capital Corp.(a)	553,373
19,847	OM Asset Management PLC	327,873
19,100	Stifel Financial Corp.*	890,060

	Total Capital Markets	3,226,043

Insurance — 6.0%
16,963	Allied World Assurance Co. Holdings AG	677,502
35,700	American Equity Investment Life Holding Co.	866,082
10,500	American Financial Group Inc.	725,130
8,300	First American Financial Corp.	322,538
5,300	Hanover Insurance Group Inc. (The)	418,170
17,472	HCI Group Inc.	694,512
9,300	Infinity Property & Casualty Corp.	718,704
175,414	Maiden Holdings Ltd.	2,513,683
105,178	National Interstate Corp.(b)	2,913,430
19,500	ProAssurance Corp.	940,485
43,500	Selective Insurance Group Inc.	1,318,920
18,646	Validus Holdings Ltd.	825,645

	Total Insurance	12,934,801

Real Estate Investment Trusts (REITs) — 6.3%
67,132	Ashford Hospitality Prime Inc.	928,436
267,433	Ashford Hospitality Trust Inc.	2,069,931
25,900	Blackstone Mortgage Trust Inc., Class A Shares	717,171
68,364	Brandywine Realty Trust	828,572
9,800	Care Capital Properties Inc.*	311,542
21,400	Corrections Corp. of America	628,732
21,600	CyrusOne Inc.	683,856

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
FINANCIALS — 24.9% — (continued)
Real Estate Investment Trusts (REITs) — 6.3% — (continued)
16,466	Education Realty Trust Inc.	$481,631
58,300	Franklin Street Properties Corp.	606,903
25,800	Healthcare Realty Trust Inc.	590,820
23,000	Highwoods Properties Inc.	872,620
78,000	Lexington Realty Trust	629,460
48,300	Medical Properties Trust Inc.	563,661
69,000	Monmouth Real Estate Investment Corp.(a)	656,880
32,000	Ramco-Gershenson Properties Trust	496,000
44,317	Retail Properties of America Inc., Class A Shares	604,927
32,423	Starwood Property Trust Inc.	689,961
44,900	Summit Hotel Properties Inc.	544,637
26,500	Washington Real Estate Investment Trust	651,900

	Total Real Estate Investment Trusts (REITs)	13,557,640

Real Estate Management & Development — 0.3%
18,600	Alexander & Baldwin Inc.	629,238

Thrifts & Mortgage Finance — 0.3%
27,200	Washington Federal Inc.	617,168

	TOTAL FINANCIALS	53,353,955

HEALTH CARE — 3.9%
Health Care Equipment & Supplies — 2.4%
16,000	Haemonetics Corp.*	577,760
154,740	Invacare Corp.	2,721,877
17,363	STERIS Corp.	1,112,100
6,100	Teleflex Inc.	797,880

	Total Health Care Equipment & Supplies	5,209,617

Health Care Providers & Services — 1.2%
41,950	Owens & Minor Inc.	1,425,880
19,400	VCA Inc.*	1,074,372

	Total Health Care Providers & Services	2,500,252

Life Sciences Tools & Services — 0.3%
23,890	VWR Corp.*	627,113

	TOTAL HEALTH CARE	8,336,982

INDUSTRIALS — 23.8%
Aerospace & Defense — 1.0%
9,400	Elbit Systems Ltd.	721,074
9,600	Orbital ATK Inc.	726,816
12,900	Triumph Group Inc.	637,131

	Total Aerospace & Defense	2,085,021

Airlines — 0.3%
34,900	WestJet Airlines Ltd.(c)	636,643

Building Products — 2.1%
215,657	NCI Building Systems Inc.*	2,249,303
172,400	Ply Gem Holdings Inc.*	2,344,640

	Total Building Products	4,593,943

Commercial Services & Supplies — 3.0%
9,200	Deluxe Corp.	533,692
42,800	Ennis Inc.	698,924
12,800	Essendant Inc.	441,600
401,596	InnerWorkings Inc.*	2,915,587

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
INDUSTRIALS — 23.8% — (continued)
Commercial Services & Supplies — 3.0% — (continued)
24,935	Knoll Inc.	$596,445
5,300	UniFirst Corp.	574,573
25,896	West Corp.	630,309

	Total Commercial Services & Supplies	6,391,130

Construction & Engineering — 4.0%
86,050	Granite Construction Inc.	2,968,725
350,116	Great Lakes Dredge & Dock Corp.*	1,943,144
257,051	Layne Christensen Co.*	1,917,600
63,700	MasTec Inc.*	1,054,872
35,000	Primoris Services Corp.	642,950

	Total Construction & Engineering	8,527,291

Electrical Equipment — 2.6%
10,700	Babcock & Wilcox Enterprises Inc.*	197,415
10,100	EnerSys	540,047
96,150	Powell Industries Inc.	2,822,964
20,561	Regal Beloit Corp.	1,370,802
26,600	Thermon Group Holdings Inc.*	608,608

	Total Electrical Equipment	5,539,836

Machinery — 7.8%
25,919	Altra Industrial Motion Corp.	648,234
37,962	Barnes Group Inc.	1,466,472
144,326	Briggs & Stratton Corp.	2,883,634
6,700	CIRCOR International Inc.	303,108
13,100	Crane Co.	688,274
57,224	Douglas Dynamics Inc.	1,271,517
9,100	EnPro Industries Inc.	431,704
241,745	Harsco Corp.	2,794,572
53,600	ITT Corp.	2,005,176
42,305	John Bean Technologies Corp.	1,401,142
319,992	Mueller Water Products Inc., Class A Shares	2,863,928

	Total Machinery	16,757,761

Marine — 0.5%
6,900	Kirby Corp.*	486,657
17,000	Matson Inc.	640,560

	Total Marine	1,127,217

Professional Services — 1.1%
157,400	Mistras Group Inc.*	2,304,336

Road & Rail — 0.6%
11,250	Saia Inc.*	422,437
31,300	Werner Enterprises Inc.	829,137

	Total Road & Rail	1,251,574

Trading Companies & Distributors — 0.8%
15,900	Applied Industrial Technologies Inc.	673,206
38,700	H&E Equipment Services Inc.	801,477
6,000	WESCO International Inc.*	335,820

	Total Trading Companies & Distributors	1,810,503

	TOTAL INDUSTRIALS	51,025,255

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
INFORMATION TECHNOLOGY — 7.4%
Communications Equipment — 1.4%
8,635	Black Box Corp.	$132,979
74,700	Brocade Communications Systems Inc.	795,555
38,860	CommScope Holding Co., Inc.*	1,257,121
21,100	NetScout Systems Inc.*	771,205

	Total Communications Equipment	2,956,860

Electronic Equipment, Instruments & Components — 1.8%
47,300	AVX Corp.	617,738
22,731	Methode Electronics Inc.	603,963
7,813	SYNNEX Corp.	618,711
14,400	Tech Data Corp.*	939,456
114,000	Vishay Intertechnology Inc.	1,126,320

	Total Electronic Equipment, Instruments & Components	3,906,188

Internet Software & Services — 0.2%
5,642	j2 Global Inc.	392,571

IT Services — 0.8%
25,300	Booz Allen Hamilton Holding Corp., Class A Shares	675,510
20,600	Convergys Corp.	465,560
21,900	CSG Systems International Inc.	676,929

	Total IT Services	1,817,999

Semiconductors & Semiconductor Equipment — 1.1%
19,400	Cirrus Logic Inc.*	585,104
2,200	MKS Instruments Inc.	74,140
94,000	ON Semiconductor Corp.*	898,170
40,800	Teradyne Inc.	736,032

	Total Semiconductors & Semiconductor Equipment	2,293,446

Software — 1.4%
26,649	Mentor Graphics Corp.	688,610
24,800	PTC Inc.*	821,376
31,100	Synopsys Inc.*	1,459,523

	Total Software	2,969,509

Technology Hardware, Storage & Peripherals — 0.7%
23,400	Electronics for Imaging Inc.*	1,024,218
21,200	Super Micro Computer Inc.*	579,820

	Total Technology Hardware, Storage & Peripherals	1,604,038

	TOTAL INFORMATION TECHNOLOGY	15,940,611

MATERIALS — 12.3%
Chemicals — 3.9%
14,900	Albemarle Corp.	673,629
18,700	Cabot Corp.	633,369
36,600	Chemtura Corp.*	995,520
1,200	Cytec Industries Inc.	89,040
30,400	HB Fuller Co.	1,101,696
6,800	Innophos Holdings Inc.	326,876
327,850	Intrepid Potash Inc.*	2,593,293
10,300	Methanex Corp.	419,828
18,000	Olin Corp.(a)	359,280
11,600	Scotts Miracle-Gro Co. (The), Class A Shares	721,404
3,215	Terra Nitrogen Co. LP	364,742

	Total Chemicals	8,278,677

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
MATERIALS — 12.3% — (continued)
Construction Materials — 1.4%
147,838	Headwaters Inc.*	$2,983,371

Containers & Packaging — 1.2%
45,499	Berry Plastics Group Inc.*	1,346,770
13,830	Silgan Holdings Inc.	724,139
16,400	Sonoco Products Co.	644,848

	Total Containers & Packaging	2,715,757

Metals & Mining — 4.7%
48,400	Commercial Metals Co.	759,880
8,600	Compass Minerals International Inc.	696,600
20,137	Dominion Diamond Corp.	238,422
153,754	Globe Specialty Metals Inc.	2,112,580
37,900	HudBay Minerals Inc.	189,500
16,700	Kaiser Aluminum Corp.	1,395,786
12,100	Royal Gold Inc.	582,252
29,000	Ryerson Holding Corp.*(a)	220,980
183,700	Schnitzer Steel Industries Inc., Class A Shares(a)	3,179,847
33,800	Steel Dynamics Inc.	658,424

	Total Metals & Mining	10,034,271

Paper & Forest Products — 1.1%
12,500	Clearwater Paper Corp.*	700,750
26,417	KapStone Paper and Packaging Corp.	575,627
28,100	P.H. Glatfelter Co.	507,486
17,652	Schweitzer-Mauduit International Inc.	623,645

	Total Paper & Forest Products	2,407,508

	TOTAL MATERIALS	26,419,584

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
35,000	Premiere Global Services Inc.*	377,300

UTILITIES — 3.2%
Electric Utilities — 1.3%
14,900	ALLETE Inc.	711,922
17,800	El Paso Electric Co.	630,120
27,700	Great Plains Energy Inc.	690,284
20,500	Portland General Electric Co.	708,070

	Total Electric Utilities	2,740,396

Gas Utilities — 1.0%
13,200	Laclede Group Inc. (The)	698,808
19,500	Questar Corp.	376,545
18,700	Southwest Gas Corp.	1,030,183

	Total Gas Utilities	2,105,536

Multi-Utilities — 0.9%
29,500	Black Hills Corp.	1,173,510
16,000	NorthWestern Corp.	826,240

	Total Multi-Utilities	1,999,750

	TOTAL UTILITIES	6,845,682

	TOTAL COMMON STOCKS (Cost — $183,415,163)	207,965,921

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Shares/Units	Security	Value
CLOSED END MUTUAL FUND SECURITIES — 0.2%
FINANCIALS — 0.2%
Capital Markets — 0.2%
43,100	Central Fund of Canada Ltd., Class A Shares	$469,359

	Total Capital Markets	469,359

	TOTAL CLOSED END MUTUAL FUND SECURITIES (Cost — $580,877)	469,359

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $183,996,040)	208,435,280

Face Amount
SHORT-TERM INVESTMENTS (d) — 5.7%
MONEY MARKET FUND — 3.3%
$6,979,519	Invesco STIT — Government & Agency Portfolio(e) (Cost — $6,979,519)	6,979,519

TIME DEPOSITS — 2.4%
1,236,957	DNB — Oslo, 0.030% due 9/1/15	1,236,957
2,362,109	JPMorgan Chase & Co. — New York, 0.030% due 9/1/15	2,362,109
1,532,824	Nordea Bank AB — Oslo, 0.030% due 9/1/15	1,532,824

	TOTAL TIME DEPOSITS (Cost — $5,131,890)	5,131,890

	TOTAL SHORT-TERM INVESTMENTS (Cost — $12,111,409)	12,111,409

	TOTAL INVESTMENTS — 102.9% (Cost — $196,107,449#)	220,546,689

	Liabilities in Excess of Other Assets — (2.9)%	(6,201,766)

	TOTAL NET ASSETS — 100.0%	$214,344,923

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Illiquid security.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 2.4%.
(e)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $197,632,794.

Abbreviations used in this schedule:
PLC	— Public Limited Company

See Notes to Financial Statements.

Schedules of Investments

(continued)

Small Capitalization Value Equity Investments

Summary of Investments by Security Sector^
Financials	24.4%
Industrials	23.1
Materials	12.0
Consumer Discretionary	11.1
Information Technology	7.2
Energy	5.7
Consumer Staples	3.9
Health Care	3.8
Utilities	3.1
Telecommunication Services	0.2
Short-Term Investments	5.5

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
COMMON STOCKS — 95.8%
Australia — 2.0%
380,594	Amcor Ltd.	$3,714,488
195,143	BHP Billiton PLC	3,350,481
386,487	Brambles Ltd.	2,695,231
124,767	CIMIC Group Ltd.	2,076,843
99,468	CSL Ltd.	6,476,841
114,136	Sonic Healthcare Ltd.	1,677,278
45,832	Westfield Corp.	317,714
168,409	Westpac Banking Corp.	3,723,988

	Total Australia	24,032,864

Belgium — 0.8%
8,821	Anheuser-Busch InBev NV	961,955
88,144	KBC Groep NV	5,818,895
38,771	UCB SA	2,923,481

	Total Belgium	9,704,331

Brazil — 0.2%
354,900	BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	1,054,788
292,100	Embraer SA	1,850,641

	Total Brazil	2,905,429

Canada — 2.4%
389,978	Baytex Energy Corp.(a)	2,255,716
100,379	Cenovus Energy Inc.	1,454,967
118,557	Dollarama Inc.	6,769,279
230,735	Hudson’s Bay Co.	4,002,107
173,660	Imperial Oil Ltd.(a)	6,131,195
172,001	Saputo Inc.	3,961,259
98,253	Toronto-Dominion Bank (The)	3,919,217

	Total Canada	28,493,740

China — 1.3%
36,265	Alibaba Group Holding Ltd., ADR*	2,397,842
6,718,500	CNOOC Ltd.	8,433,394
3,636,000	Lenovo Group Ltd.	2,986,920
98,800	Tencent Holdings Ltd.	1,679,360

	Total China	15,497,516

Denmark — 1.2%
35,765	Coloplast AS, Class B Shares	2,429,833
154,349	Novo Nordisk AS, Class B Shares	8,532,316
9,101	Novozymes AS, Class B Shares	395,689
32,450	William Demant Holding AS*	2,631,285

	Total Denmark	13,989,123

Finland — 0.5%
946,764	Nokia OYJ	5,886,795

France — 12.3%
57,603	Accor SA	2,719,976
88,033	Airbus Group NV	5,696,426
100,792	AXA SA	2,538,720
186,378	BNP Paribas SA	11,682,585
25,896	Cie Générale des Établissements Michelin	2,501,001
44,697	Danone SA	2,765,658
59,805	Dassault Systemes	4,145,009
134,694	Edenred	2,850,448

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
France — 12.3% — (continued)
549,038	Engie	$9,824,889
57,272	Essilor International SA	6,798,494
9,873	Hermes International	3,494,954
16,406	Iliad SA	3,681,381
246,064	Legrand SA	14,132,302
14,277	L’Oréal SA	2,433,138
21,097	LVMH Moët Hennessy Louis Vuitton SA	3,508,411
26,364	Pernod Ricard SA	2,762,059
60,951	Safran SA	4,736,681
184,234	Sanofi	18,115,080
230,395	Schneider Electric SE	14,483,235
45,755	SEB SA	4,253,536
167,136	Technip SA	9,093,729
237,807	Total SA	10,818,118
41,368	Valeo SA	5,183,811

	Total France	148,219,641

Germany — 6.9%
62,634	Bayer AG, Class Registered Shares	8,500,420
67,967	Bayerische Motoren Werke AG	6,276,111
68,890	Brenntag AG	3,832,478
39,386	Continental AG	8,374,610
109,202	Deutsche Bank AG, Class Registered Shares	3,221,062
48,355	Fresenius Medical Care AG & Co. KGaA	3,704,422
96,238	GEA Group AG	3,760,863
31,623	HeidelbergCement AG	2,390,081
508,615	Infineon Technologies AG	5,566,179
71,525	Linde AG	12,431,466
96,350	ProSiebenSat.1 Media AG	4,693,338
223,516	SAP SE	15,044,311
30,990	Symrise AG	1,870,460
72,021	United Internet AG, Class Registered Shares	3,501,887

	Total Germany	83,167,688

Hong Kong — 2.6%
1,009,000	AIA Group Ltd.	5,551,817
1,544,000	Brilliance China Automotive Holdings Ltd.	1,857,478
1,330,313	China Merchants Holdings International Co., Ltd.	4,422,760
1,178,000	China Mobile Ltd.	14,370,056
333,400	Hongkong Land Holdings Ltd.	2,309,107
104,240	Jardine Strategic Holdings Ltd.	2,970,491

	Total Hong Kong	31,481,709

India — 1.0%
103,737	HDFC Bank Ltd.	1,599,712
97,818	Hero MotoCorp Ltd.	3,552,047
315,510	ICICI Bank Ltd., ADR	2,751,247
1,117,956	Idea Cellular Ltd.	2,633,653
41,072	Larsen & Toubro Ltd.*	990,730

	Total India	11,527,389

Ireland — 1.2%
235,665	Experian PLC	3,975,218
289,208	James Hardie Industries PLC	3,594,863
47,451	Kerry Group PLC, Class A Shares	3,519,840
39,800	Ryanair Holdings PLC, ADR	2,903,410

	Total Ireland	13,993,331

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Israel — 0.3%
39,434	Check Point Software Technologies Ltd.*	$3,076,246

Italy — 0.5%
8,970	DiaSorin SpA	412,526
1,064,140	Intesa Sanpaolo SpA	3,880,614
278,000	Prada SpA(a)	1,125,028
42,159	Trevi Finanziaria Industriale SpA(a)	59,976
25,126	Yoox SpA*	788,987

	Total Italy	6,267,131

Japan — 11.9%
46,700	ABC-Mart Inc.	2,828,534
172,400	Astellas Pharma Inc.	2,551,176
77,400	Bridgestone Corp.	2,588,242
47,500	Daikin Industries Ltd.	2,823,798
25,600	Disco Corp.(a)	1,931,718
135,100	East Japan Railway Co.	12,445,212
11,600	FANUC Corp.	1,878,620
1,959,000	Hitachi Ltd.	10,966,929
118,200	Hoya Corp.	4,610,430
90,000	JGC Corp.	1,312,982
803,400	KDDI Corp.	19,936,239
8,200	Keyence Corp.	3,795,664
237,000	Kubota Corp.	3,698,515
75,000	Nabtesco Corp.	1,492,070
74,000	Nidec Corp.	5,807,869
295,400	Nikon Corp.(a)	3,779,845
171,800	Nippon Telegraph & Telephone Corp.	6,561,530
241,400	ORIX Corp.	3,263,986
277,000	Sekisui Chemical Co., Ltd.	3,046,994
270,300	Sekisui House Ltd.	4,027,541
73,000	Seven & i Holdings Co., Ltd.	3,171,719
49,700	Shin-Etsu Chemical Co., Ltd.	2,725,169
14,000	SMC Corp.	3,391,517
360,200	Sumitomo Mitsui Financial Group Inc.	14,689,123
76,300	Suntory Beverage & Food Ltd.	3,215,066
66,200	Suzuki Motor Corp.	2,246,745
161,200	Toyota Motor Corp.	9,530,675
68,400	Unicharm Corp.	1,380,043
920,400	Yahoo Japan Corp.	3,710,310

	Total Japan	143,408,261

Luxembourg — 0.3%
113,239	SES SA, ADR	3,349,474

Macau — 0.1%
367,600	Sands China Ltd.	1,266,994

Mexico — 0.3%
112,949	Grupo Financiero Banorte SAB de CV, Class O Shares	540,811
116,380	Grupo Televisa SAB, ADR	3,556,573

	Total Mexico	4,097,384

Netherlands — 4.6%
174,114	Aalberts Industries NV	5,400,875
288,485	Akzo Nobel NV	19,479,307
26,002	ASML Holding NV	2,375,859
67,924	Boskalis Westminster NV	3,531,555
48,495	Gemalto NV(a)	3,489,423

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Netherlands — 4.6% — (continued)
68,242	Heineken NV	$5,387,098
218,886	ING Groep NV, ADR	3,329,892
83,860	Koninklijke Vopak NV	3,439,393
850,535	PostNL NV*	3,205,968
212,750	Royal Dutch Shell PLC, Class A Shares	5,528,902

	Total Netherlands	55,168,272

Norway — 0.6%
243,822	DNB ASA	3,480,174
203,159	Statoil ASA	3,084,189

	Total Norway	6,564,363

Singapore — 0.2%
158,332	DBS Group Holdings Ltd.	1,977,159

South Africa — 0.3%
225,357	Spar Group Ltd. (The)	3,225,124

South Korea — 2.3%
43,463	Hyundai Motor Co.	5,441,552
96,366	KT&G Corp.	9,002,004
63,046	SK Telecom Co., Ltd.	12,980,108

	Total South Korea	27,423,664

Spain — 2.9%
127,849	Amadeus IT Holding SA, Class A Shares	5,327,802
315,996	Banco Bilbao Vizcaya Argentaria SA	2,926,053
1,504,166	CaixaBank SA	6,508,075
98,358	Grifols SA	4,029,306
205,376	Inditex SA	6,840,938
703,423	Prosegur Cia de Seguridad SA	3,428,403
44,858	Red Electrica Corp SA	3,581,425
56,517	Técnicas Reunidas SA	2,717,738

	Total Spain	35,359,740

Sweden — 1.3%
188,126	Assa Abloy AB, Class B Shares	3,587,565
169,356	Atlas Copco AB, Class A Shares	4,250,145
67,218	Hexagon AB, Class B Shares	2,155,305
74,212	Swedish Match AB	2,189,256
388,339	Telefonaktiebolaget LM Ericsson, Class B Shares	3,783,918

	Total Sweden	15,966,189

Switzerland — 12.2%
92,073	ABB Ltd., Class Registered Shares*	1,774,768
210,621	Aryzta AG*	10,785,048
3,001	Barry Callebaut AG, Class Registered Shares*	3,286,471
127,650	Cie Financiere Richemont SA, Class Registered Shares	9,502,076
264,662	Clariant AG, Class Registered Shares*	4,766,397
106,291	Credit Suisse Group AG, Class Registered Shares*	2,854,712
3,301	Galenica AG, Class Registered Shares(a)	4,240,960
638	Givaudan SA, Class Registered Shares*	1,097,112
22,122	Lonza Group AG, Class Registered Shares*	3,020,130
110,318	Nestlé SA, Class Registered Shares	8,104,333
198,549	Novartis AG, Class Registered Shares	19,404,993
81,109	Roche Holding AG	22,000,772
1,431	SGS SA, Class Registered Shares	2,516,458
1,038	Sika AG	3,425,745
29,265	Sonova Holding AG, Class Registered Shares	3,806,010

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units	Security	Value
Switzerland — 12.2% — (continued)
7,890	Swatch Group AG (The)	$3,016,094
5,899	Swisscom AG	3,182,730
14,362	Syngenta AG, Class Registered Shares	4,969,137
97,713	Temenos Group AG, Class Registered Shares*	3,455,346
752,092	UBS Group AG*	15,548,708
79,330	Wolseley PLC	5,076,106
40,530	Zurich Insurance Group AG*	11,119,082

	Total Switzerland	146,953,188

Taiwan — 0.4%
1,110,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,362,410

Thailand — 0.5%
3,452,900	CP ALL PCL	4,912,075
321,500	Kasikornbank PCL, NVDR	1,614,200

	Total Thailand	6,526,275

United Kingdom — 23.2%
150,385	Aggreko PLC	2,436,924
180,012	ARM Holdings PLC	2,536,242
31,612	Associated British Foods PLC	1,549,074
60,425	Aveva Group PLC	2,002,825
1,565,688	Aviva PLC	11,511,486
1,158,390	Balfour Beatty PLC	4,831,284
3,543,537	Barclays PLC	14,161,877
144,067	BG Group PLC	2,179,845
277,850	British American Tobacco PLC	14,793,525
1,328,228	BT Group PLC, Class A Shares	8,849,596
202,768	Bunzl PLC	5,367,492
364,791	Burberry Group PLC	7,850,011
178,970	Capita PLC	3,367,682
475,144	Diageo PLC	12,624,094
95,272	Dignity PLC	3,532,762
329,182	Domino’s Pizza Group PLC	4,338,112
387,489	Essentra PLC	5,028,388
611,863	GlaxoSmithKline PLC	12,535,880
2,382,298	HSBC Holdings PLC	18,769,501
735,107	ICAP PLC	5,080,358
77,175	Imperial Tobacco Group PLC	3,707,994
218,510	Inmarsat PLC	3,266,165
758,138	International Consolidated Airlines Group SA*	6,203,384
113,845	Intertek Group PLC	4,420,197
12,351,775	Lloyds Banking Group PLC	14,522,398
304,772	Prudential PLC	6,567,310
106,173	Reckitt Benckiser Group PLC	9,313,678
819,670	Reed Elsevier NV	12,602,692
67,474	Rio Tinto PLC	2,443,539
381,539	Rolls-Royce Holdings PLC*	4,338,387
624,527	Royal Mail PLC	4,420,216
271,967	Sky PLC	4,342,260
86,643	Spectris PLC	2,406,150
541,178	SSE PLC	12,117,925
45,275	Telecity Group PLC	750,893
73,580	Travis Perkins PLC	2,294,381
243,497	Tullett Prebon PLC	1,398,711
35,099	Unilever NV	1,403,439
143,642	Unilever PLC	5,748,338
5,824,122	Vodafone Group PLC	20,099,454

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments

Shares/Units		Security	Value
United Kingdom — 23.2% — (continued)
144,608		Weir Group PLC (The)	$3,105,727
27,738		Whitbread PLC	2,024,295
887,291		William Hill PLC	4,869,963
140,201		WPP PLC	2,897,750

		Total United Kingdom	278,612,204

United States — 1.5%
119,320		Carnival Corp.	5,874,124
251,319		Carnival PLC	12,694,267

		Total United States	18,568,391

		TOTAL COMMON STOCKS (Cost — $1,186,223,645)	1,151,072,025

PREFERRED STOCK — 1.1%
Germany — 1.1%
70,066		Volkswagen AG, Class Preferred Shares, 1.800% (Cost — $17,045,935)	13,325,662

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,203,269,580)	1,164,397,687

Face Amount†
SHORT-TERM INVESTMENTS (c) — 4.4%
MONEY MARKET FUND — 1.4%
$16,683,267		Invesco STIT — Government & Agency Portfolio(d) (Cost — $16,683,267)	16,683,267

TIME DEPOSITS — 3.0%
13,725,699		ANZ National Bank — London, 0.030% due 9/1/15	13,725,699
		BBH — Grand Cayman:
34,854	CHF	(1.000)% due 9/1/15	36,053
95	JPY	0.005% due 9/1/15	1
1,621		0.030% due 9/1/15	1,621
1	CAD	0.100% due 9/1/15	1
3	SGD	0.100% due 9/1/15	2
1	AUD	1.051% due 9/1/15	1
1	NZD	2.050% due 9/1/15	1
		DNB — Oslo:
212,750	EUR	(0.219)% due 9/1/15	238,716
7,994,165		0.030% due 9/1/15	7,994,165
178,252	HKD	HSBC Bank PLC — London, 0.005% due 9/1/15	23,000
10,730,627		Royal Bank of Canada — Toronto, 0.030% due 9/1/15	10,730,627
3,329,099		Skandinaviska Enskilda Banken AB — Stockholm, 0.030% due 9/1/15	3,329,099

		TOTAL TIME DEPOSITS (Cost — $36,078,986)	36,078,986

		TOTAL SHORT-TERM INVESTMENTS (Cost — $52,762,253)	52,762,253

		TOTAL INVESTMENTS — 101.3% (Cost — $1,256,031,833)	1,217,159,940

		Liabilities in Excess of Other Assets — (1.3)%	(15,316,801)

		TOTAL NET ASSETS — 100.0%	$1,201,843,139

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Equity Investments
†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 3.0%.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,263,775,049.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
NVDR	— Non Voting Depository Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company

Currency Abbreviations used in this schedule:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NZD	— New Zealand Dollar
SGD	— Singapore Dollar

Summary of Investments by Security Sector^
Consumer Discretionary	16.0%
Financials	15.5
Industrials	14.6
Health Care	11.4
Consumer Staples	9.9
Information Technology	8.0
Telecommunication Services	7.8
Materials	5.9
Energy	4.5
Utilities	2.1
Short-Term Investments	4.3

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units	Security	Value
COMMON STOCKS — 94.0%
Argentina — 0.8%
166,979	YPF SA, ADR	$3,596,728

Brazil — 8.7%
1,517,503	AMBEV SA, ADR	7,997,241
198,843	Banco Bradesco SA, ADR	1,266,630
685,985	Banco do Brasil SA	3,372,147
484,896	BB Seguridade Participações SA	3,836,816
329,538	BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros	979,410
273,600	CCR SA	1,122,431
60,204	CETIP SA — Mercados Organizados	543,099
357,700	Cia Energética de Minas Gerais, ADR(a)	751,170
676,332	Cielo SA	7,150,984
147,200	Cosan SA Indústria e Comércio	736,588
248,300	Estacio Participações SA	853,657
516,750	Gerdau SA, ADR	764,790
144,673	Localiza Rent a Car SA	893,861
19,300	Lojas Renner SA	524,230
119,000	Natura Cosméticos SA	777,235
271,400	Petróleo Brasileiro SA, ADR*	1,367,856
567,155	Souza Cruz SA	4,149,953
45,989	Ultrapar Participações SA	804,754
475,975	Vale SA, Class B Shares, ADR(a)	2,356,076
228,600	Via Varejo SA	429,204

	Total Brazil	40,678,132

Canada — 0.1%
107,390	First Quantum Minerals Ltd.(a)	559,948

China — 12.5%
276,500	AAC Technologies Holdings Inc.	1,551,670
8,550,000	Agricultural Bank of China Ltd., Class H Shares(b)	3,443,625
23,691	Alibaba Group Holding Ltd., ADR*	1,566,449
1,351,500	Anhui Conch Cement Co., Ltd., Class H Shares(b)	4,087,108
11,045	Autohome Inc., ADR*	343,720
59,385	Baidu Inc., ADR*	8,744,441
10,916	Bitauto Holdings Ltd., ADR*	293,095
10,292,380	China Construction Bank Corp., Class H Shares(b)	7,218,887
1,218,000	China Medical System Holdings Ltd.	1,310,551
1,081,500	China Merchants Bank Co., Ltd., Class H Shares(b)	2,553,380
705,500	China Shenhua Energy Co., Ltd., Class H Shares(b)	1,234,614
1,734,000	CNOOC Ltd.	2,176,603
42,852	NetEase Inc., ADR	4,764,285
165,600	New Oriental Education & Technology Group Inc., ADR*	3,393,144
740,000	Ping An Insurance Group Co. of China Ltd., Class H Shares(b)	3,588,855
307,060	Tencent Holdings Ltd.	5,219,275
138,841	Tsingtao Brewery Co., Ltd., Class H Shares(b)	680,499
152,110	Vipshop Holdings Ltd., ADR*(a)	2,736,459
929,600	Weichai Power Co., Ltd., Class H Shares(b)	987,751
354,000	Zhuzhou CSR Times Electric Co., Ltd., Class H Shares(b)	2,326,490

	Total China	58,220,901

Colombia — 0.7%
91,300	Bancolombia SA, ADR	3,149,850

Cyprus — 0.0%
1,858	Eurasia Drilling Co., Ltd., Class Registered Shares, GDR	23,149

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units	Security	Value
Egypt — 0.4%
323,316	Commercial International Bank Egypt SAE, Class Registered Shares, GDR	$1,793,892

Hong Kong — 5.1%
80,413	China Mobile Ltd., ADR	4,810,306
189,576	China Resources Enterprise Ltd.	596,720
3,321,000	China State Construction International Holdings Ltd.	4,425,767
241,964	Galaxy Entertainment Group Ltd.	772,602
2,625,200	Huabao International Holdings Ltd.	878,150
382,617	Link REIT	2,030,961
61,200	Melco Crown Entertainment Ltd., ADR(a)	1,078,344
531,651	Power Assets Holdings Ltd.	4,558,279
1,187,000	Techtronic Industries Co., Ltd.	4,306,432

	Total Hong Kong	23,457,561

Hungary — 0.5%
124,735	OTP Bank PLC	2,398,408

India — 15.1%
720,117	Adani Ports & Special Economic Zone Ltd.	3,769,549
452,170	Aurobindo Pharma Ltd.	5,108,179
89,889	Axis Bank Ltd., Class Registered Shares, GDR	3,415,751
217,756	Bharti Airtel Ltd.	1,158,410
230,754	Cipla Ltd.	2,371,900
27,386	Colgate-Palmolive India Ltd.	807,098
36,703	Dr Reddy’s Laboratories Ltd.	2,384,097
2,271	Dr Reddy’s Laboratories Ltd., ADR	147,774
96,986	Glenmark Pharmaceuticals Ltd.	1,655,145
182,924	HCL Technologies Ltd.	2,676,353
394,806	HDFC Bank Ltd.	6,088,242
81,140	HDFC Bank Ltd., ADR	4,624,169
226,417	Hindustan Unilever Ltd.	2,938,792
457,168	Housing Development Finance Corp., Ltd.	8,145,968
236,200	ICICI Bank Ltd., ADR	2,059,664
26,074	Infosys Ltd.	435,225
88,152	Infosys Ltd., ADR	1,511,807
1,375,998	ITC Ltd.	6,744,846
173,792	Kotak Mahindra Bank Ltd.	1,700,232
6,017	Nestle India Ltd.	540,605
289,970	Reliance Industries Ltd.	3,739,765
89,104	Shriram Transport Finance Co., Ltd.	1,088,892
345,357	Sun Pharmaceutical Industries Ltd.	4,600,355
60,232	Tata Consultancy Services Ltd.	2,334,689
42,520	Westlife Development Ltd.*(c)	180,377

	Total India	70,227,884

Indonesia — 4.7%
3,967,200	Astra International Tbk PT	1,669,820
2,977,627	Bank Central Asia Tbk PT	2,729,059
4,347,162	Bank Mandiri Persero Tbk PT	2,809,450
3,665,000	Bank Rakyat Indonesia Persero Tbk PT	2,761,242
617,326	Matahari Department Store Tbk PT	769,573
1,602,200	Semen Indonesia Persero Tbk PT	1,055,176
14,849,576	Telekomunikasi Indonesia Persero Tbk PT	3,018,036
101,200	Telekomunikasi Indonesia Persero Tbk PT, ADR	4,069,252
570,908	Unilever Indonesia Tbk PT	1,612,369
1,021,478	United Tractors Tbk PT	1,390,872

	Total Indonesia	21,884,849

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units	Security	Value
Jersey, Channel Islands — 0.5%
17,674	Randgold Resources Ltd.	$1,068,554
19,884	Randgold Resources Ltd., ADR	1,198,806

	Total Jersey, Channel Islands	2,267,360

Macau — 0.8%
761,714	Sands China Ltd.	2,625,372
765,800	Wynn Macau Ltd.(a)	1,181,124

	Total Macau	3,806,496

Malaysia — 1.0%
130,426	British American Tobacco Malaysia Bhd	1,932,458
626,655	Malayan Banking Bhd	1,307,857
302,400	Public Bank Bhd	1,295,308

	Total Malaysia	4,535,623

Mexico — 4.2%
37,700	América Móvil SAB de CV, Class L Shares, ADR	689,910
61,638	Fomento Económico Mexicano SAB de CV, ADR	5,487,631
806,000	Grupo Financiero Banorte SAB de CV, Class O Shares	3,859,211
666,571	Grupo México SAB de CV, Class B Shares	1,691,179
59,189	Grupo Televisa SAB, ADR	1,808,816
81,896	Industrias Peñoles SAB de CV	1,168,094
624,200	Kimberly-Clark de México SAB de CV, Class A Shares	1,400,572
1,369,653	Wal-Mart de Mexico SAB de CV, Class V Shares	3,304,439

	Total Mexico	19,409,852

Pakistan — 1.0%
1,197,455	Habib Bank Ltd.	2,515,520
700,362	Oil & Gas Development Co., Ltd.	956,659
884,316	Pakistan Petroleum Ltd.	1,181,594

	Total Pakistan	4,653,773

Peru — 1.0%
40,630	Credicorp Ltd.	4,468,487

Philippines — 0.6%
50,600	Philippine Long Distance Telephone Co., ADR(a)	2,666,114

Poland — 0.5%
211,298	Eurocash SA	2,327,465

Russia — 5.6%
1,106,434	Alrosa AO*	1,104,119
553,011	Gazprom OAO, ADR	2,452,167
38,864	Lukoil OAO, ADR	1,452,931
19,496	Magnit PJSC, Class Registered Shares, GDR	965,488
7,973	Magnit PJSC, GDR(d)	398,610
89,013	MegaFon PJSC, GDR(d)	1,141,418
213,300	Mobile Telesystems OJSC, ADR	1,627,479
24,362	NovaTek OAO, Class Registered Shares, GDR	2,314,777
6,128,857	Sberbank of Russia*	7,009,917
273,753	TMK OAO, Class Registered Shares, GDR	952,003
274,800	X5 Retail Group NV, Class Registered Shares, GDR*	4,482,348
167,600	Yandex NV, Class A Shares*	2,044,720

	Total Russia	25,945,977

Singapore — 0.3%
107,989	DBS Group Holdings Ltd.	1,348,504

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units	Security	Value
South Africa — 5.3%
64,715	Bidvest Group Ltd. (The)	$1,552,620
101,923	Imperial Holdings Ltd.	1,419,590
114,162	MTN Group Ltd.	1,525,322
30,926	Naspers Ltd., Class N Shares	4,015,717
48,546	Nedbank Group Ltd.	862,981
483,815	Petra Diamonds Ltd.*	924,946
713,095	PPC Ltd.	1,167,595
141,063	Remgro Ltd.	2,688,700
296,300	Sanlam Ltd.	1,420,961
198,979	Shoprite Holdings Ltd.	2,438,380
278,254	Standard Bank Group Ltd.	3,059,150
23,969	Tiger Brands Ltd.	540,883
131,721	Vodacom Group Ltd.	1,402,865
243,363	Woolworths Holdings Ltd.	1,821,917

	Total South Africa	24,841,627

South Korea — 8.3%
5,401	Amorepacific Corp.	1,724,678
25,920	CJ CGV Co., Ltd.(a)	2,500,299
29,042	Coway Co., Ltd.	2,071,866
354,743	Hanwha Life Insurance Co., Ltd.	2,385,049
18,970	Hotel Shilla Co., Ltd.(a)	1,926,190
12,528	Hyundai Mobis Co., Ltd.	2,180,184
1,318	Kangwon Land Inc.	47,239
84,138	KB Financial Group Inc.	2,538,138
18,223	Korea Aerospace Industries Ltd.	1,421,097
27,970	KT&G Corp.	2,612,810
2,422	LG Household & Health Care Ltd.	1,641,216
792	Orion Corp.	622,953
9,150	Samsung Electronics Co., Ltd.	8,419,160
7,133	Samsung Fire & Marine Insurance Co., Ltd.	1,616,927
106,731	Shinhan Financial Group Co., Ltd.	3,567,498
106,805	SK Hynix Inc.	3,229,487

	Total South Korea	38,504,791

Spain — 0.3%
407,777	Cemex Latam Holdings SA*	1,561,904

Taiwan — 6.3%
3,034,000	Advanced Semiconductor Engineering Inc.	3,087,059
268,100	Catcher Technology Co., Ltd.	2,729,551
163,000	Eclat Textile Co., Ltd.	2,452,305
204,473	Hiwin Technologies Corp.	1,052,790
635,000	Hon Hai Precision Industry Co., Ltd.*	1,776,269
716,000	Hota Industrial Manufacturing Co., Ltd.	2,147,519
16,000	Largan Precision Co., Ltd.	1,487,108
222,801	President Chain Store Corp.	1,491,446
2,879,737	Taiwan Semiconductor Manufacturing Co., Ltd.	11,317,651
83,342	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,656,839

	Total Taiwan	29,198,537

Thailand — 3.3%
285,200	Advanced Info Service PCL	1,893,378
23,178	Airports of Thailand PCL	178,441
276,828	Bangkok Bank PCL, Class Registered Shares	1,267,000
1,067,200	Bangkok Dusit Medical Services PCL, Class F Shares	580,485
3,065,700	CP ALL PCL	4,361,247

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments

Shares/Units		Security	Value
Thailand — 3.3% — (continued)
520,600		Kasikornbank PCL	$2,620,585
532,864		PTT Exploration & Production PCL	1,181,665
112,800		Siam Cement PCL (The), Class Registered Shares	1,494,011
3,104,900		Thai Beverage PCL	1,562,536

		Total Thailand	15,139,348

Turkey — 3.0%
779,867		Akbank TAS	1,824,300
609,659		Aselsan Elektronik Sanayi Ve Ticaret AS	2,981,761
2,348,087		Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	2,006,190
98,468		Ford Otomotiv Sanayi AS	996,969
351,643		KOC Holding AS	1,369,357
156,882		TAV Havalimanlari Holding AS	1,265,473
462,465		Turkcell Iletisim Hizmetleri AS	1,809,074
883,361		Türkiye Is Bankasi, Class C Shares	1,476,875

		Total Turkey	13,729,999

United Kingdom — 3.2%
180,677		British American Tobacco PLC	9,538,295
109,761		SABMiller PLC	5,084,310
3,800		Unilever NV	151,944

		Total United Kingdom	14,774,549

United States — 0.2%
102,740		Freeport-McMoRan Inc.	1,093,154

		TOTAL COMMON STOCKS (Cost — $ 477,756,898)	436,264,862

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $ 477,756,898)	436,264,862

Face Amount†
SHORT-TERM INVESTMENTS (e) — 8.0%
MONEY MARKET FUND — 2.1%
$9,633,182		Invesco STIT — Government & Agency Portfolio(f) (Cost — $9,633,182)	9,633,182

TIME DEPOSITS — 5.9%
3,317,552		ANZ National Bank — London, 0.030% due 9/1/15	3,317,552
192	SGD	BBH — Grand Cayman, 0.100% due 9/1/15	136
8,028,186		JPMorgan Chase & Co. — New York, 0.030% due 9/1/15	8,028,186
6,416,666		National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/1/15	6,416,666
9,646,730		Skandinaviska Enskilda Banken AB — Stockholm, 0.030% due 9/1/15	9,646,730
1,163,675	ZAR	Wells Fargo — San Francisco, 5.050% due 9/1/15	87,753

		TOTAL TIME DEPOSITS (Cost — $27,497,023)	27,497,023

		TOTAL SHORT-TERM INVESTMENTS (Cost — $37,130,205)	37,130,205

		TOTAL INVESTMENTS — 102.0% (Cost — $514,887,103#)	473,395,067

		Liabilities in Excess of Other Assets — (2.0)%	(9,574,889)

		TOTAL NET ASSETS — 100.0%	$463,820,178

See Notes to Financial Statements.

Schedules of Investments

(continued)

Emerging Markets Equity Investments
†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security trades on the Hong Kong exchange.
(c)	Illiquid security.
(d)	Restricted security that may be sold to ‘‘qualified institutional buyers’’ pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 5.9%.
(f)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $528,794,351.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipt
PCL	— Public Company Limited
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Currency Abbreviations used in this schedule:
SGD	— Singapore Dollar
ZAR	— South African Rand

Summary of Investments by Security Sector^
Financials	25.5%
Consumer Staples	16.7
Information Technology	15.3
Consumer Discretionary	9.3
Telecommunication Services	5.5
Industrials	5.2
Energy	5.1
Materials	4.7
Health Care	3.8
Utilities	1.1
Short-Term Investments	7.8

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 27.3%
Aerospace & Defense — 0.2%
		Lockheed Martin Corp., Senior Unsecured Notes:
$100,000	A-	2.900% due 3/1/25	$94,704
115,000	A-	3.800% due 3/1/45	101,655
130,000	BBB	Northrop Grumman Corp., Senior Unsecured Notes, 3.850% due 4/15/45	114,803
		United Technologies Corp.:
910,000	A-	Junior Subordinated Notes, step bond to yield, 1.778% due 5/4/18	906,253
110,000	A	Senior Unsecured Notes, 4.500% due 6/1/42	111,810

		Total Aerospace & Defense	1,329,225

Airlines — 0.5%
650,872	A	American Airlines Class A Pass Through Trust, Series 2013-2, Pass Thru Certificates, 4.950% due 1/15/23	693,992
345,113	BBB-	American Airlines Class B Pass Through Trust, Series 2013-1, Pass Thru Certificates, 5.625% due 1/15/21(a)	355,898
323,089	BBB-	American Airlines Class B Pass Through Trust, Series 2013-2, Pass Thru Certificates, 5.600% due 7/15/20(a)	332,378
82,485	A+	Continental Airlines Inc. Class A Pass Through Trust, Series 1998-1, Pass Thru Certificates, 6.648% due 9/15/17	84,857
271,437	A	Continental Airlines Inc. Class A-1 Pass Through Trust, Series 1999-2, Pass Thru Certificates, 7.256% due 3/15/20	297,224
765,029	A	Delta Air Lines Class A Pass Through Trust, Series 2009-1, Pass Thru Certificates, 7.750% due 12/17/19	873,090
238,372	BBB+	JetBlue Airways G-1 Pass Through Trust, Series 2004-2, Pass Thru Certificates, 0.696% due 8/15/16(b)	237,478
625,000	BBB	JetBlue Airways G-2 Pass Through Trust, Series 2004-2, Pass Thru Certificates, 0.771% due 11/15/16(b)	614,844
291,970	BBB	Northwest Airlines Inc. Class A-1 Pass Through Trust, Pass Thru Certificates, 7.041% due 4/1/22	338,685
325,871	A+	UAL Pass Through Trust, Series 2009-1, Pass Thru Certificates, 10.400% due 11/1/16	349,415
43,381	A	UAL Pass Through Trust, Series 2009-2A, Pass Thru Certificates, 9.750% due 1/15/17	46,688

		Total Airlines	4,224,549

Automobiles — 0.3%
		Daimler Finance North America LLC, Company Guaranteed Notes:
330,000	A-	2.625% due 9/15/16(a)	334,774
600,000	A-	2.950% due 1/11/17(a)	612,035
240,000	A-	2.250% due 3/2/20(a)	234,397
250,000	A-	2.450% due 5/18/20(a)	248,421
740,000	BBB-	Ford Motor Co., Senior Unsecured Notes, 4.750% due 1/15/43	706,243
		General Motors Co., Senior Unsecured Notes:
330,000	BBB-	6.250% due 10/2/43	354,639
455,000	BBB-	5.200% due 4/1/45	430,171

		Total Automobiles	2,920,680

Banks — 5.2%
200,000	AA-	ANZ New Zealand International Ltd., Company Guaranteed Notes, 1.850% due 10/15/15(a)	199,994
		Bank of America Corp.:
		Senior Unsecured Notes:
620,000	A-	1.500% due 10/9/15	622,833
495,000	A-	3.750% due 7/12/16	505,747
230,000	A-	6.500% due 8/1/16	240,865
600,000	A-	5.625% due 10/14/16	627,194
850,000	Baa1(c)	8.950% due 5/18/17(b)	894,017
1,584,000	Baa1(c)	9.570% due 6/6/17(b)	1,700,131

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Banks — 5.2% — (continued)
$80,000	A-	5.750% due 12/1/17	$86,588
350,000	A-	5.650% due 5/1/18	381,163
453,000	A-	2.600% due 1/15/19	456,426
375,000	A-	2.250% due 4/21/20	368,649
500,000	A-	5.000% due 5/13/21	547,969
830,000	A-	3.300% due 1/11/23	819,315
490,000	A-	4.125% due 1/22/24	506,599
280,000	A-	4.000% due 4/1/24	286,592
145,000	A-	3.875% due 8/1/25	146,753
570,000	A-	5.000% due 1/21/44	604,576
270,000	A-	4.875% due 4/1/44	282,202
		Subordinated Notes:
600,000	BBB+	5.420% due 3/15/17	631,431
990,000	BBB+	4.200% due 8/26/24	983,801
610,000	BBB+	4.000% due 1/22/25	598,068
400,000	BBB+	3.950% due 4/21/25	387,980
300,000	A-	Bank of America NA, Subordinated Notes, 6.100% due 6/15/17	322,418
		Bank of Nova Scotia (The), Covered Notes:
780,000	Aaa(c)	1.650% due 10/29/15(a)	796,957
1,500,000	Aaa(c)	1.950% due 1/30/17(a)	1,519,623
435,000	Aaa(c)	1.750% due 3/22/17(a)	439,730
		Barclays Bank PLC:
770,000	A-	Senior Unsecured Notes, 3.750% due 5/15/24	774,189
100,000	BBB-	Subordinated Notes, 5.140% due 10/14/20	108,969
		Barclays PLC:
230,000	BBB	Senior Unsecured Notes, 3.650% due 3/16/25	218,971
200,000	BB+	Subordinated Notes, 4.375% due 9/11/24	193,062
320,000	A+	BNP Paribas SA, Senior Unsecured Notes, 2.375% due 9/14/17	323,983
800,000	A	BPCE SA, Company Guaranteed Notes, 0.894% due 11/18/16(b)	800,825
315,000	Baa3(c)	Caixa Economica Federal, Senior Unsecured Notes, 2.375% due 11/6/17(a)	302,400
		Capital One Financial Corp., Senior Unsecured Notes:
644,000	BBB	3.500% due 6/15/23	632,480
160,000	BBB	3.200% due 2/5/25	149,140
800,000	BBB-	Chase Capital III, Limited Guaranteed Notes, 0.874% due 3/1/27(b)	697,000
290,000	BB-	CIT Group Inc., Senior Unsecured Notes, 6.625% due 4/1/18(a)	311,025
530,000	BB+	Citigroup Inc., Junior Subordinated Notes, 5.950%(b)(d)	507,475
27,000	AA-	Commonwealth Bank of Australia, Senior Unsecured Notes, 2.300% due 3/12/20	26,945
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
340,000	BBB+	Bank Guaranteed Notes, 4.375% due 8/4/25	340,094
		Company Guaranteed Notes:
200,000	A+	3.375% due 1/19/17	205,636
310,000	BBB+	4.625% due 12/1/23	319,617
400,000	BBB-	Junior Subordinated Notes, 11.000%(a)(b)(d)	499,340
		Credit Agricole SA:
250,000	A	Senior Unsecured Notes, 2.750% due 6/10/20(a)	252,757
450,000	BBB	Subordinated Notes, 4.375% due 3/17/25(a)	437,830
		Credit Suisse:
750,000	A	Senior Unsecured Notes, 1.700% due 4/27/18	745,271
471,000	BBB	Subordinated Notes, 6.000% due 2/15/18	512,890
770,000	Aaa(c)	Credit Suisse AG, Covered Notes, 2.600% due 5/27/16(a)	779,888
		Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed Notes:
505,000	BBB+	2.750% due 3/26/20(a)	502,751
300,000	BBB+	3.750% due 3/26/25(a)	291,145
120,000	BBB+	Deutsche Bank AG, Senior Unsecured Notes, 3.700% due 5/30/24	119,408

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Banks — 5.2% — (continued)
		Discover Bank/Greenwood DE, Senior Unsecured Notes:
$900,000	BBB	2.600% due 11/13/18	$901,939
250,000	BBB	3.100% due 6/4/20	249,869
1,510,000	BBB-	HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(a)	1,670,004
		HSBC Holdings PLC:
210,000	Baa3(c)	Junior Subordinated Notes, 6.375%(b)(d)	207,900
		Subordinated Notes:
390,000	BBB+	4.250% due 8/18/25	387,169
500,000	BBB+	6.500% due 9/15/37	592,725
650,000	BBB+	5.250% due 3/14/44	665,697
385,000	A	HSBC USA Inc., Senior Unsecured Notes, 2.350% due 3/5/20	379,567
		ING Bank NV, Senior Unsecured Notes:
770,000	A	3.750% due 3/7/17(a)	795,970
335,000	A	1.800% due 3/16/18(a)	334,265
810,000	BB	Intesa Sanpaolo SpA, Subordinated Notes, 5.017% due 6/26/24(a)	793,121
		Lloyds Bank PLC, Company Guaranteed Notes:
525,000	A	1.750% due 5/14/18	521,805
210,000	BBB	6.500% due 9/14/20(a)	243,069
600,000	BBB-	M&T Bank Corp., Junior Subordinated Notes, 6.875%(d)	607,500
530,000	A	Macquarie Bank Ltd., Senior Unsecured Notes, 0.925% due 10/27/17(a)(b)	529,527
300,000	A-	Nordea Bank AB, Subordinated Notes, 4.875% due 5/13/21(a)	321,297
470,000	Aaa(c)	Royal Bank of Canada, Covered Notes, 2.200% due 9/23/19	475,710
		Royal Bank of Scotland Group PLC:
40,000	B+	Junior Subordinated Notes, 7.648%(b)(d)	50,200
		Senior Unsecured Notes:
570,000	BBB-	2.550% due 9/18/15	572,519
500,000	BBB-	1.875% due 3/31/17	497,383
550,000	BBB-	6.400% due 10/21/19	616,183
		Subordinated Notes:
130,000	BB	6.125% due 12/15/22	140,364
320,000	BB	6.100% due 6/10/23	344,112
220,000	BB	6.000% due 12/19/23	235,301
365,000	BB	5.125% due 5/28/24	369,058
90,000	BB+	Royal Bank of Scotland NV, Company Guaranteed Notes, 4.650% due 6/4/18	93,624
		Santander Holdings USA Inc., Senior Unsecured Notes:
219,000	BBB	3.450% due 8/27/18	225,526
55,000	BBB	2.650% due 4/17/20	54,275
120,000	BBB	4.500% due 7/17/25	120,555
880,000	BBB	Standard Chartered PLC, Subordinated Notes, 5.700% due 3/26/44(a)	908,171
1,000,000	A	UBS AG, Senior Unsecured Notes, 1.375% due 6/1/17	995,518
630,000	BBB	Wachovia Capital Trust III, Limited Guaranteed Notes, 5.570%(b)(d)	621,968
		Wells Fargo & Co.:
		Senior Unsecured Notes:
345,000	A+	2.600% due 7/22/20	345,776
260,000	A+	3.000% due 2/19/25	250,664
180,000	A+	3.900% due 5/1/45	165,205
		Subordinated Notes:
330,000	A	3.450% due 2/13/23	329,061
299,000	A	4.480% due 1/16/24	312,434
730,000	A	4.300% due 7/22/27	743,174
230,000	A	5.375% due 11/2/43	248,055
170,000	A	5.606% due 1/15/44	190,065
310,000	A	4.650% due 11/4/44	304,518
250,000	A+	Wells Fargo Bank NA, Subordinated Notes, 6.000% due 11/15/17	273,210
100,000	BBB	Wells Fargo Capital X, Limited Guaranteed Notes, 5.950% due 12/15/36	101,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Banks — 5.2% — (continued)
$480,000	AA-	Westpac Banking Corp., Senior Unsecured Notes, 4.875% due 11/19/19	$527,021

		Total Banks	44,322,786

Beverages — 0.3%
		Anheuser-Busch InBev Worldwide Inc., Company Guaranteed Notes:
440,000	A	5.000% due 4/15/20	490,808
200,000	A	2.500% due 7/15/22	192,705
60,000	A	3.750% due 7/15/42	53,051
545,000	A-	Coca-Cola Femsa SAB de CV, Company Guaranteed Notes, 4.625% due 2/15/20	591,734
213,000	A-	Diageo Capital PLC, Company Guaranteed Notes, 4.828% due 7/15/20	235,884
200,000	A-	Diageo Investment Corp., Company Guaranteed Notes, 2.875% due 5/11/22	195,759
120,000	BBB+	Heineken NV, Senior Unsecured Notes, 1.400% due 10/1/17(a)	119,644
50,000	BBB+	Molson Coors Brewing Co., Company Guaranteed Notes, 3.500% due 5/1/22(e)	50,670
310,000	A	PepsiCo Inc., Senior Unsecured Notes, 7.900% due 11/1/18	366,871
		Pernod-Ricard SA, Senior Unsecured Notes:
200,000	BBB-	2.950% due 1/15/17(a)	204,221
390,000	BBB-	4.450% due 1/15/22(a)	407,689

		Total Beverages	2,909,036

Biotechnology — 0.4%
		Amgen Inc., Senior Unsecured Notes:
189,000	A-	2.125% due 5/1/20	184,559
70,000	A	3.625% due 5/22/24	69,212
120,000	A	5.150% due 11/15/41	123,448
590,000	A	5.375% due 5/15/43	618,743
125,000	A	4.400% due 5/1/45	117,010
		Celgene Corp., Senior Unsecured Notes:
80,000	BBB+	3.250% due 8/15/22	77,802
260,000	BBB+	3.550% due 8/15/22	260,665
540,000	BBB+	3.875% due 8/15/25	537,766
90,000	BBB+	5.250% due 8/15/43	92,456
480,000	BBB+	5.000% due 8/15/45	486,235
		Gilead Sciences Inc., Senior Unsecured Notes:
450,000	A-	3.700% due 4/1/24	456,279
85,000	A-	4.800% due 4/1/44	87,713

		Total Biotechnology	3,111,888

Capital Markets — 1.1%
		Bank of New York Mellon Corp. (The), Senior Unsecured Notes:
220,000	A+	2.150% due 2/24/20	217,321
345,000	A+	3.400% due 5/15/24	347,185
35,000	A+	3.000% due 2/24/25	34,022
450,000	BB	Goldman Sachs Capital II, Limited Guaranteed Notes, 4.000%(b)(d)	331,695
		Goldman Sachs Group Inc. (The):
		Senior Unsecured Notes:
300,000	A-	5.350% due 1/15/16	304,802
500,000	A-	0.731% due 3/22/16(b)	499,946
800,000	A-	6.250% due 9/1/17	869,668
225,000	A-	2.375% due 1/22/18	227,234
950,000	A-	6.150% due 4/1/18	1,047,384
799,000	A-	2.900% due 7/19/18	816,928
34,000	A-	2.625% due 1/31/19	34,365
150,000	A-	7.500% due 2/15/19	175,261
387,000	A-	2.550% due 10/23/19	388,120
256,000	A-	2.600% due 4/23/20	255,466
1,060,000	A-	6.000% due 6/15/20	1,208,978

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Capital Markets — 1.1% — (continued)
$40,000	A-	5.250% due 7/27/21	$44,527
50,000	A-	3.500% due 1/23/25	48,921
935,000	A-	3.750% due 5/22/25	932,469
630,000	A-	6.250% due 2/1/41	754,645
75,000	A-	4.800% due 7/8/44	76,182
		Subordinated Notes:
700,000	BBB+	6.750% due 10/1/37	837,707
340,000	BBB+	5.150% due 5/22/45	337,380
650,000	NR	Lehman Brothers Holdings Inc., Subordinated Notes, 6.750% due 12/28/17(f)(g)	—

		Total Capital Markets	9,790,206

Chemicals — 0.2%
		Dow Chemical Co. (The), Senior Unsecured Notes:
70,000	BBB	3.500% due 10/1/24	67,555
40,000	BBB	4.250% due 10/1/34	37,025
45,000	BBB	4.375% due 11/15/42	40,616
240,000	BB	Eagle Spinco Inc., Company Guaranteed Notes, 4.625% due 2/15/21	234,900
355,000	BBB	Eastman Chemical Co., Senior Unsecured Notes, 3.800% due 3/15/25	348,780
140,000	BBB+	Ecolab Inc., Senior Unsecured Notes, 4.350% due 12/8/21	150,699
200,000	BBB	LyondellBasell Industries NV, Senior Unsecured Notes, 6.000% due 11/15/21	226,861
410,000	BBB-	OCP SA, Senior Unsecured Notes, 4.500% due 10/22/25(a)	388,065
60,000	A-	Potash Corp. of Saskatchewan Inc., Senior Unsecured Notes, 4.875% due 3/30/20	65,523
33,000	A-	PPG Industries Inc., Senior Unsecured Notes, 6.650% due 3/15/18	36,846

		Total Chemicals	1,596,870

Commercial Services & Supplies — 0.2%
460,000	AAA	Northwestern University, Unsecured Notes, 3.688% due 12/1/38	446,041
150,000	BBB+	Republic Services Inc., Senior Unsecured Notes, 3.200% due 3/15/25	144,308
660,000	BB-	United Rentals North America Inc., Company Guaranteed Notes, 5.750% due 11/15/24	653,400
		Waste Management Inc., Company Guaranteed Notes:
40,000	A-	4.600% due 3/1/21	43,497
110,000	A-	3.500% due 5/15/24	110,978
70,000	A-	7.375% due 5/15/29	95,827
110,000	A-	4.100% due 3/1/45	101,687
150,000	B+	West Corp., Company Guaranteed Notes, 5.375% due 7/15/22(a)	141,563

		Total Commercial Services & Supplies	1,737,301

Consumer Finance — 0.7%
		Ford Motor Credit Co. LLC, Senior Unsecured Notes:
1,300,000	BBB-	5.625% due 9/15/15	1,382,875
1,425,000	BBB-	1.700% due 5/9/16	1,429,241
700,000	BBB-	0.761% due 11/8/16(b)	699,168
500,000	BBB-	6.625% due 8/15/17	540,955
225,000	BBB-	1.724% due 12/6/17	223,068
320,000	BBB-	8.125% due 1/15/20	382,936
		General Motors Financial Co., Inc., Company Guaranteed Notes:
175,000	BBB-	3.250% due 5/15/18	176,112
300,000	BBB-	3.150% due 1/15/20	295,117
170,000	BBB-	3.450% due 4/10/22	161,903
100,000	A-	Hyundai Capital America, Senior Unsecured Notes, 2.125% due 10/2/17(a)	100,317
360,000	BB	Navient Corp., Senior Unsecured Notes, 8.000% due 3/25/20	365,400
410,000	AA-	Toyota Motor Credit Corp., Senior Unsecured Notes, 1.250% due 10/5/17	409,304

		Total Consumer Finance	6,166,396

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Containers & Packaging — 0.0%
$200,000	B+	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes, 3.286% due 12/15/19(a)(b)	$196,500
		Rock-Tenn Co., Company Guaranteed Notes:
120,000	BBB	3.500% due 3/1/20	123,461
20,000	BBB	4.000% due 3/1/23	20,444

		Total Containers & Packaging	340,405

Diversified Financial Services — 3.8%
		American Express Co.:
72,000	BBB+	Senior Unsecured Notes, 2.650% due 12/2/22	69,130
310,000	BB+	Subordinated Notes, 6.800% due 9/1/66(b)	314,650
415,000	AAA	Asian Development Bank, Senior Unsecured Notes, 0.750% due 1/11/17	415,325
		Bear Stearns Cos. LLC (The), Senior Unsecured Notes:
20,000	A	6.400% due 10/2/17	21,832
2,280,000	A	7.250% due 2/1/18	2,553,222
600,000	BBB+	Capital One Bank USA NA, Senior Unsecured Notes, 1.200% due 2/13/17	595,518
1,400,000	AAA	CDP Financial Inc., Company Guaranteed Notes, 4.400% due 11/25/19(a)	1,529,546
		Citigroup Inc.:
		Senior Unsecured Notes:
650,000	A-	1.250% due 1/15/16	650,811
1,200,000	A-	1.255% due 7/25/16(b)	1,203,134
500,000	A-	2.500% due 9/26/18	504,851
710,000	A-	4.650% due 7/30/45	711,559
		Subordinated Notes:
410,000	BBB+	4.400% due 6/10/25	413,137
250,000	BBB+	5.500% due 9/13/25	272,238
1,190,000	BBB+	4.300% due 11/20/26	1,183,324
30,000	BBB+	6.625% due 6/15/32	36,079
280,000	BBB+	6.675% due 9/13/43	348,296
500,000	BBB+	5.300% due 5/6/44	528,923
100,000	A-	Farmers Exchange Capital, Subordinated Notes, 7.200% due 7/15/48(a)	127,291
1,200,000	A-	Farmers Exchange Capital II, Subordinated Notes, 6.151% due 11/1/53(a)(b)	1,284,913
240,000	AAA	FMS Wertmanagement AoeR, Government Guaranteed Notes, 1.125% due 9/5/17	240,914
		General Electric Capital Corp., Company Guaranteed Notes:
820,000	AA+	5.625% due 5/1/18	901,039
90,000	AA+	5.550% due 5/4/20	102,247
490,000	AA	5.300% due 2/11/21	552,751
250,000	AA+	4.650% due 10/17/21	275,160
1,025,000	AA+	0.801% due 8/15/36(b)	935,614
425,000	AA+	6.150% due 8/7/37	526,270
1,040,000	AA+	6.875% due 1/10/39	1,400,455
650,000	A+	6.375% due 11/15/67(b)	695,500
430,000	A-	HSBC Finance Corp., Subordinated Notes, 6.676% due 1/15/21	500,890
270,000	B+	ILFC E-Capital Trust II, Limited Guaranteed Notes, 6.250% due 12/21/65(a)(b)	256,162
		International Lease Finance Corp., Senior Secured Notes:
880,000	BBB-	6.750% due 9/1/16(a)	916,476
1,230,000	BBB-	7.125% due 9/1/18(a)	1,362,434
		John Deere Capital Corp., Senior Unsecured Notes:
130,000	A	2.250% due 4/17/19	131,140
70,000	A	1.700% due 1/15/20	68,429
		JPMorgan Chase & Co.:
		Senior Unsecured Notes:
1,800,000	A	1.100% due 10/15/15	1,806,678
480,000	A	3.450% due 3/1/16	486,112
940,000	A	2.000% due 8/15/17	946,479

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Diversified Financial Services — 3.8% — (continued)
$295,000	A	6.000% due 1/15/18	$322,563
69,000	A	1.800% due 1/25/18	68,835
230,000	A	1.700% due 3/1/18	228,955
195,000	A	2.200% due 10/22/19	193,536
200,000	A	2.250% due 1/23/20	197,760
555,000	A	2.750% due 6/23/20	557,294
90,000	A	4.400% due 7/22/20	96,319
380,000	A	3.900% due 7/15/25	386,330
		Subordinated Notes:
170,000	A-	5.150% due 10/1/15	169,944
630,000	A-	6.125% due 6/27/17	676,485
190,000	A-	3.375% due 5/1/23	182,815
430,000	A-	3.875% due 9/10/24	424,365
360,000	A-	4.950% due 6/1/45	361,870
900,000	BBB-	JPMorgan Chase Capital XXIII, Limited Guaranteed Notes, 1.321% due 5/15/47(b)	695,250
30,000	A	KKR Group Finance Co. II LLC, Company Guaranteed Notes, 5.500% due 2/1/43(a)	30,818
370,000	A	Nationwide Building Society, Senior Unsecured Notes, 3.900% due 7/21/25(a)	375,226
496,850	BBB-	Pipeline Funding Co. LLC, Senior Secured Notes, 7.500% due 1/15/30(a)	612,678
		State Street Corp.:
430,000	BBB	Junior Subordinated Notes, 4.956% due 3/15/18	457,966
250,000	A+	Senior Unsecured Notes, 3.300% due 12/16/24	249,674
286,484	Baa2(c)	SteelRiver Transmission Co. LLC, Senior Secured Notes, 4.710% due 6/30/17(a)	297,085
25,000	BBB-	Synchrony Financial, Senior Unsecured Notes, 2.700% due 2/3/20	24,579
750,000	A	ZFS Finance USA Trust II, Junior Subordinated Notes, 6.450% due 12/15/65(a)(b)	765,000

		Total Diversified Financial Services	32,243,876

Diversified Telecommunication Services — 1.4%
		AT&T Inc., Senior Unsecured Notes:
500,000	BBB+	0.699% due 2/12/16(b)	499,681
330,000	BBB+	5.500% due 2/1/18	356,316
54,000	BBB+	2.375% due 11/27/18	54,349
10,000	BBB+	5.800% due 2/15/19	11,075
53,000	BBB+	2.300% due 3/11/19	52,819
265,000	BBB+	2.450% due 6/30/20	262,926
365,000	BBB+	3.000% due 6/30/22	351,035
1,370,000	BBB+	3.400% due 5/15/25	1,308,253
245,000	BBB+	4.500% due 5/15/35	225,808
5,000	BBB+	5.350% due 9/1/40	4,929
150,000	BBB+	5.550% due 8/15/41	151,280
70,000	BBB+	4.300% due 12/15/42	59,861
110,000	BBB+	4.800% due 6/15/44	101,486
195,000	BBB+	4.350% due 6/15/45	167,415
650,000	BBB+	4.750% due 5/15/46	594,769
220,000	BBB+	Deutsche Telekom International Finance BV, Company Guaranteed Notes, 5.750% due 3/23/16	225,787
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
80,000	B+	7.500% due 4/1/21	77,800
370,000	B+	5.500% due 8/1/23	327,450
		Verizon Communications Inc., Senior Unsecured Notes:
754,000	BBB+	2.500% due 9/15/16	764,959
100,000	BBB+	3.450% due 3/15/21	102,326
900,000	BBB+	3.000% due 11/1/21	888,339
1,032,000	BBB+	5.150% due 9/15/23	1,133,267
284,000	BBB+	6.400% due 9/15/33	326,569
470,000	BBB+	4.400% due 11/1/34	434,770

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Diversified Telecommunication Services — 1.4% — (continued)
$2,538,000	BBB+	6.550% due 9/15/43	$3,016,743
65,000	BBB+	4.862% due 8/21/46	61,493
75,000	BBB+	5.012% due 8/21/54	68,943
520,000	B	Virgin Media Finance PLC, Company Guaranteed Notes, 6.000% due 10/15/24(a)	535,600

		Total Diversified Telecommunication Services	12,166,048

Electric Utilities — 1.5%
		Berkshire Hathaway Energy Co., Senior Unsecured Notes:
250,000	BBB+	5.950% due 5/15/37	289,729
275,000	BBB+	6.500% due 9/15/37	340,232
31,000	BB	Calpine Corp., Senior Secured Notes, 7.875% due 1/15/23(a)	33,325
215,000	BBB+	Cleveland Electric Illuminating Co. (The), Senior Secured Notes, 7.880% due 11/1/17	241,988
500,000	A	Duke Energy Carolinas LLC, 1st Mortgage Notes, 4.250% due 12/15/41	501,822
310,000	BBB+	Duke Energy Corp., Senior Unsecured Notes, 3.550% due 9/15/21	319,243
195,000	A	Duke Energy Florida Inc., 1st Mortgage Notes, 5.900% due 3/1/33	230,486
750,000	BBB-	Duquesne Light Holdings Inc., Senior Unsecured Notes, 6.400% due 9/15/20(a)	860,075
920,000	A-	Entergy Texas Inc., 1st Mortgage Notes, 7.125% due 2/1/19	1,063,029
		Exelon Corp., Senior Unsecured Notes:
755,000	BBB-	1.550% due 6/9/17	753,470
105,000	BBB-	5.625% due 6/15/35	114,338
		FirstEnergy Corp., Senior Unsecured Notes:
100,000	BB+	2.750% due 3/15/18	100,390
1,130,000	BB+	7.375% due 11/15/31	1,355,926
		Florida Power & Light Co., 1st Mortgage Notes:
55,000	A	4.950% due 6/1/35	60,529
275,000	A	5.950% due 2/1/38	346,662
264,601	BBB-	Indiantown Cogeneration LP, 1st Mortgage Notes, 9.770% due 12/15/20	298,999
350,000	BB+	IPALCO Enterprises Inc., Senior Secured Notes, 5.000% due 5/1/18	372,750
700,000	BBB-	Jersey Central Power & Light Co., Senior Unsecured Notes, 4.700% due 4/1/24(a)	733,048
775,000	BBB+	KCP&L Greater Missouri Operations Co., Senior Unsecured Notes, 8.270% due 11/15/21	979,584
487,147	B	Mirant Mid Atlantic Series C Pass Through Trust, Pass Thru Certificates, 10.060% due 12/30/28	505,415
870,000	BBB	Pacific Gas & Electric Co., Senior Unsecured Notes, 6.050% due 3/1/34	1,046,071
235,000	A	PacifiCorp, 1st Mortgage Notes, 4.100% due 2/1/42	228,977
500,000	BBB	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	568,235
500,000	A	Public Service Electric & Gas Co., 1st Mortgage Notes, 4.000% due 6/1/44	483,508
200,000	A-	Texas-New Mexico Power Co., 1st Mortgage Notes, 6.950% due 4/1/43(a)	286,008
		Virginia Electric & Power Co., Senior Unsecured Notes:
125,000	A-	6.000% due 5/15/37	153,212
25,000	A-	6.350% due 11/30/37	31,941
250,000	A-	4.000% due 1/15/43	239,543

		Total Electric Utilities	12,538,535

Electrical Equipment — 0.0%
30,000	A	ABB Finance USA Inc., Company Guaranteed Notes, 4.375% due 5/8/42	29,491

Electronic Equipment, Instruments & Components — 0.0%
303,000	BBB-	Jabil Circuit Inc., Senior Unsecured Notes, 8.250% due 3/15/18	341,678

Energy Equipment & Services — 0.2%
600,000	BB+	Boardwalk Pipelines LP, Company Guaranteed Notes, 4.950% due 12/15/24	563,086
400,000	AA-	Sinopec Group Overseas Development 2014 Ltd., Company Guaranteed Notes, 4.375% due 4/10/24(a)	418,215
		Williams Partners LP, Senior Unsecured Notes:
540,000	BBB	3.600% due 3/15/22	511,964
60,000	BBB	4.500% due 11/15/23	58,319
40,000	BBB	4.300% due 3/4/24	37,060

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Energy Equipment & Services — 0.2% — (continued)
		Williams Partners LP/ACMP Finance Corp., Senior Unsecured Notes:
$180,000	BBB	6.125% due 7/15/22	$183,660
30,000	BBB	4.875% due 3/15/24	28,021

		Total Energy Equipment & Services	1,800,325

Food & Staples Retailing — 0.3%
		CVS Health Corp., Senior Unsecured Notes:
550,000	BBB+	1.900% due 7/20/18	552,053
269,000	BBB+	2.800% due 7/20/20	272,084
420,000	BBB+	2.750% due 12/1/22	409,505
305,000	BBB+	3.875% due 7/20/25	312,848
320,000	BBB+	4.875% due 7/20/35	331,191
50,000	BBB+	5.300% due 12/5/43	54,081
560,000	BBB+	5.125% due 7/20/45	600,830
262,402	BBB+	CVS Pass-Through Trust, Pass Thru Certificates, 6.036% due 12/10/28	298,136
90,000	BBB	Kroger Co. (The), Company Guaranteed Notes, 6.900% due 4/15/38	113,539

		Total Food & Staples Retailing	2,944,267

Food Products — 0.3%
		Kraft Heinz Foods Co.:
		Company Guaranteed Notes:
900,000	BBB-	1.600% due 6/30/17(a)	899,614
150,000	BBB-	3.950% due 7/15/25(a)	152,660
140,000	BBB-	5.000% due 7/15/35(a)	145,173
120,000	BBB-	5.200% due 7/15/45(a)	126,609
156,000	BBB-	Secured Notes, 4.875% due 2/15/25(a)	168,555
270,000	BBB	Mondelez International Inc., Senior Unsecured Notes, 4.000% due 2/1/24	277,146
40,000	BBB	Tyson Foods Inc., Company Guaranteed Notes, 5.150% due 8/15/44	41,174
		WM Wrigley Jr Co., Senior Unsecured Notes:
50,000	A-	2.400% due 10/21/18(a)	50,548
180,000	A-	2.900% due 10/21/19(a)	183,244
60,000	A-	3.375% due 10/21/20(a)	61,621

		Total Food Products	2,106,344

Health Care Equipment & Supplies — 0.3%
400,000	AA-	Baylor Scott & White Holdings, Unsecured Notes, 4.185% due 11/15/45	372,845
		Becton Dickinson & Co., Senior Unsecured Notes:
180,000	BBB+	3.734% due 12/15/24	179,830
60,000	BBB+	4.685% due 12/15/44	59,315
		Boston Scientific Corp., Senior Unsecured Notes:
65,000	BBB-	2.850% due 5/15/20	64,648
195,000	BBB-	3.850% due 5/15/25	188,074
		Medtronic Inc., Company Guaranteed Notes:
100,000	A	4.450% due 3/15/20	108,809
165,000	A	3.625% due 3/15/24	167,692
1,115,000	A	3.500% due 3/15/25(a)	1,111,811
100,000	A	5.550% due 3/15/40	115,533
250,000	A	4.625% due 3/15/45(a)	256,254
330,000	BBB	Zimmer Biomet Holdings Inc., Senior Unsecured Notes, 4.450% due 8/15/45	299,803

		Total Health Care Equipment & Supplies	2,924,614

Health Care Providers & Services — 0.8%
165,000	A	Aetna Inc., Senior Unsecured Notes, 4.125% due 11/15/42	150,532
		Anthem Inc., Senior Unsecured Notes:
80,000	A	1.250% due 9/10/15	80,000
30,000	A	5.875% due 6/15/17	32,167

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Health Care Providers & Services — 0.8% — (continued)
$510,000	A	3.125% due 5/15/22	$493,433
530,000	A	3.300% due 1/15/23	514,625
60,000	A	4.650% due 8/15/44	56,746
30,000	A	Catholic Health Initiatives, Secured Notes, 4.350% due 11/1/42	27,699
560,000	B-	CHS/Community Health Systems Inc., Company Guaranteed Notes, 8.000% due 11/15/19	586,600
		DaVita HealthCare Partners Inc., Company Guaranteed Notes:
20,000	B+	5.125% due 7/15/24	19,950
60,000	B+	5.000% due 5/1/25	58,950
610,000	BBB+	Express Scripts Holding Co., Company Guaranteed Notes, 1.250% due 6/2/17	607,141
20,000	BB+	Fresenius Medical Care US Finance Inc., Company Guaranteed Notes, 5.750% due 2/15/21(a)	21,750
		HCA Inc.:
		Company Guaranteed Notes:
120,000	B+	7.190% due 11/15/15	121,319
29,000	B+	6.500% due 2/15/16	29,580
210,000	B+	7.500% due 2/15/22	241,435
240,000	B+	5.375% due 2/1/25	244,200
10,000	BBB-	Senior Secured Notes, 4.250% due 10/15/19	10,212
		Humana Inc., Senior Unsecured Notes:
60,000	BBB+	3.150% due 12/1/22	58,562
70,000	BBB+	4.625% due 12/1/42	67,540
60,000	BBB-	Omnicare Inc., Company Guaranteed Notes, 4.750% due 12/1/22	64,050
1,000,000	AA-	Providence Health & Services Obligated Group, Unsecured Notes, 1.234% due 10/1/17(b)	1,004,543
58,000	AA	Roche Holdings Inc., Company Guaranteed Notes, 6.000% due 3/1/19(a)	65,590
600,000	BB-	Tenet Healthcare Corp., Senior Secured Notes, 3.786% due 6/15/20(a)(b)	604,050
		UnitedHealth Group Inc., Senior Unsecured Notes:
570,000	A+	3.375% due 11/15/21	586,866
160,000	A+	3.350% due 7/15/22	163,910
455,000	A+	3.750% due 7/15/25	466,881
95,000	A+	4.625% due 7/15/35	99,578
205,000	A+	4.250% due 3/15/43	199,721
140,000	A+	4.750% due 7/15/45	147,413

		Total Health Care Providers & Services	6,825,043

Hotels, Restaurants & Leisure — 0.1%
130,000	B-	1011778 BC ULC/New Red Finance Inc., Secured Notes, 6.000% due 4/1/22(a)	134,225
130,000	A-	McDonald’s Corp., Senior Unsecured Notes, 4.600% due 5/26/45	129,209
390,000	BB	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes, 5.625% due 10/15/21	408,525

		Total Hotels, Restaurants & Leisure	671,959

Household Durables — 0.0%
150,000	BB-	Taylor Morrison Communities Inc./Monarch Communities Inc., Company Guaranteed Notes, 5.250% due 4/15/21(a)	151,500
Household Products — 0.1%
245,000	A	Kimberly-Clark Corp., Senior Unsecured Notes, 2.650% due 3/1/25	235,983
200,000	B+	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes, 7.875% due 8/15/19	208,500

		Total Household Products	444,483

Independent Power and Renewable Electricity Producers — 0.0%
		AES Corp., Senior Unsecured Notes:
60,000	BB-	7.375% due 7/1/21	64,950
90,000	BB-	4.875% due 5/15/23	84,150

		Total Independent Power and Renewable Electricity Producers	149,100

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Industrial Conglomerates — 0.2%
		Eaton Corp., Company Guaranteed Notes:
$80,000	A-	1.500% due 11/2/17	$79,521
449,000	A-	2.750% due 11/2/22	430,632
160,000	A-	4.150% due 11/2/42	147,399
		General Electric Co., Senior Unsecured Notes:
530,000	AA+	2.700% due 10/9/22	518,686
220,000	AA+	4.500% due 3/11/44	223,689

		Total Industrial Conglomerates	1,399,927

Insurance — 0.6%
		American International Group Inc., Senior Unsecured Notes:
330,000	A-	4.875% due 6/1/22	360,551
195,000	A-	4.375% due 1/15/55	176,718
		Berkshire Hathaway Finance Corp., Company Guaranteed Notes:
400,000	AA	4.400% due 5/15/42	388,430
275,000	AA	4.300% due 5/15/43	261,722
90,000	BBB+	Hartford Financial Services Group Inc. (The), Senior Unsecured Notes, 4.300% due 4/15/43	85,784
250,000	A+	Loews Corp., Senior Unsecured Notes, 4.125% due 5/15/43	226,468
		MetLife Inc.:
870,000	BBB	Junior Subordinated Notes, 6.400% due 12/15/36	958,087
320,000	A-	Senior Unsecured Notes, 4.050% due 3/1/45	296,798
850,000	A-	Nationwide Mutual Insurance Co., Subordinated Notes, 2.576% due 12/15/24(a)(b)	851,702
390,000	A	Prudential Financial Inc., Senior Unsecured Notes, 7.375% due 6/15/19	458,209
230,000	AA-	Swiss Re Treasury US Corp., Company Guaranteed Notes, 2.875% due 12/6/22(a)	222,926
		Teachers Insurance & Annuity Association of America, Subordinated Notes:
290,000	AA-	6.850% due 12/16/39(a)	363,100
300,000	AA-	4.900% due 9/15/44(a)	306,686
50,000	BBB	Voya Financial Inc., Company Guaranteed Notes, 2.900% due 2/15/18	50,976

		Total Insurance	5,008,157

Internet & Catalog Retail — 0.1%
250,000	AA-	Amazon.com Inc., Senior Unsecured Notes, 4.950% due 12/5/44	251,246
590,000	B+	Netflix Inc., Senior Unsecured Notes, 5.500% due 2/15/22(a)	607,700

		Total Internet & Catalog Retail	858,946

Life Sciences Tools & Services — 0.0%
		Thermo Fisher Scientific Inc., Senior Unsecured Notes:
235,000	BBB	3.600% due 8/15/21	238,898
20,000	BBB	5.300% due 2/1/44	20,940

		Total Life Sciences Tools & Services	259,838

Machinery — 0.0%
280,000	BBB-	AGCO Corp., Senior Unsecured Notes, 5.875% due 12/1/21	311,408

Media — 1.3%
		21st Century Fox America Inc., Company Guaranteed Notes:
30,000	BBB+	4.500% due 2/15/21	32,032
125,000	BBB+	8.500% due 2/23/25	163,124
25,000	BBB+	6.200% due 12/15/34	28,220
10,000	BBB+	6.900% due 8/15/39	12,047
200,000	BB-	Altice Financing SA, Senior Secured Notes, 6.625% due 2/15/23(a)	199,500
		CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes:
54,000	BB-	7.000% due 1/15/19	55,822
555,000	BB-	5.125% due 5/1/23(a)	556,388
		CCO Safari II LLC, Senior Secured Notes:
705,000	BBB-	3.579% due 7/23/20(a)	704,819

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Media — 1.3% — (continued)
$125,000	BBB-	4.464% due 7/23/22(a)	$124,556
410,000	BBB-	4.908% due 7/23/25(a)	406,732
240,000	BBB-	6.384% due 10/23/35(a)	245,033
435,000	BBB-	6.484% due 10/23/45(a)	443,675
200,000	A-	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 9.455% due 11/15/22	275,436
		Comcast Corp., Company Guaranteed Notes:
30,000	A-	5.875% due 2/15/18	33,043
540,000	A-	5.700% due 5/15/18	597,028
156,000	A-	3.375% due 8/15/25	155,707
170,000	A-	4.200% due 8/15/34	166,502
80,000	A-	6.500% due 11/15/35	99,704
40,000	A-	6.450% due 3/15/37	49,945
50,000	A-	6.950% due 8/15/37	65,414
90,000	A-	6.550% due 7/1/39	115,240
185,000	A-	4.650% due 7/15/42	189,867
108,000	A-	4.600% due 8/15/45	110,423
		Cox Communications Inc., Senior Unsecured Notes:
72,000	BBB	8.375% due 3/1/39(a)	89,507
10,000	BBB	4.700% due 12/15/42(a)	8,776
		DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Company Guaranteed Notes:
620,000	BBB	3.500% due 3/1/16	627,384
98,000	BBB	4.600% due 2/15/21	103,172
24,000	BBB	Discovery Communications LLC, Company Guaranteed Notes, 4.875% due 4/1/43	20,758
		DISH DBS Corp., Company Guaranteed Notes:
20,000	BB-	5.125% due 5/1/20	19,650
80,000	BB-	6.750% due 6/1/21	80,512
60,000	BB-	5.875% due 7/15/22	56,888
150,000	BB-	5.875% due 11/15/24	137,062
900,000	A-	NBCUniversal Enterprise Inc., Company Guaranteed Notes, 0.826% due 4/15/16(a)(b)	901,590
375,000	A-	NBCUniversal Media LLC, Company Guaranteed Notes, 4.450% due 1/15/43	371,599
		Numericable-SFR, Senior Secured Notes:
200,000	B+	6.000% due 5/15/22(a)	200,500
380,000	B+	6.250% due 5/15/24(a)	380,832
44,000	BBB+	Omnicom Group Inc., Company Guaranteed Notes, 5.900% due 4/15/16	45,206
593,000	BBB	Scripps Networks Interactive Inc., Senior Unsecured Notes, 2.700% due 12/15/16	601,696
200,000	BBB	Sky PLC, Company Guaranteed Notes, 3.750% due 9/16/24(a)	192,770
		Time Warner Cable Inc., Company Guaranteed Notes:
510,000	BBB	8.250% due 4/1/19	596,933
200,000	BBB	5.000% due 2/1/20	215,017
140,000	BBB	4.125% due 2/15/21	142,898
90,000	BBB	7.300% due 7/1/38	95,795
60,000	BBB	5.875% due 11/15/40	56,830
240,000	BBB	5.500% due 9/1/41	217,535
80,000	BBB	Time Warner Entertainment Co. LP, Company Guaranteed Notes, 8.375% due 7/15/33	95,468
		Time Warner Inc., Company Guaranteed Notes:
100,000	BBB	4.700% due 1/15/21	108,292
110,000	BBB	4.750% due 3/29/21	118,635
370,000	BBB	7.700% due 5/1/32	481,009
30,000	BBB	6.250% due 3/29/41	34,003
100,000	B+	Univision Communications Inc., Senior Secured Notes, 6.750% due 9/15/22(a)	106,125
60,000	BBB	Viacom Inc., Senior Unsecured Notes, 4.250% due 9/1/23	57,188

		Total Media	10,993,887

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Metals & Mining — 0.5%
$130,000	BB	ArcelorMittal, Senior Unsecured Notes, 6.125% due 6/1/25	$120,250
740,000	BBB-	Barrick Gold Corp., Senior Unsecured Notes, 4.100% due 5/1/23	655,409
200,000	BBB-	Barrick North America Finance LLC, Company Guaranteed Notes, 4.400% due 5/30/21	188,934
		BHP Billiton Finance USA Ltd., Company Guaranteed Notes:
370,000	A+	6.500% due 4/1/19	422,248
190,000	A+	5.000% due 9/30/43	195,943
120,000	BB+	FMG Resources August 2006 Pty Ltd., Senior Secured Notes, 9.750% due 3/1/22(a)	109,950
		Freeport-McMoRan Inc., Company Guaranteed Notes:
200,000	BBB-	4.000% due 11/14/21	163,000
205,000	BBB-	3.875% due 3/15/23	157,850
		Glencore Finance Canada Ltd., Company Guaranteed Notes:
320,000	BBB	2.050% due 10/23/15(a)	318,554
280,000	BBB	2.700% due 10/25/17(a)	273,527
390,000	A-	Rio Tinto Finance USA Ltd., Company Guaranteed Notes, 9.000% due 5/1/19	478,697
660,000	BBB	Southern Copper Corp., Senior Unsecured Notes, 5.250% due 11/8/42	539,946
		Vale Overseas Ltd., Company Guaranteed Notes:
382,000	BBB	4.375% due 1/11/22(e)	355,184
260,000	BBB	6.875% due 11/21/36	222,560

		Total Metals & Mining	4,202,052

Oil, Gas & Consumable Fuels — 2.7%
140,000	BBB	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	172,083
		Anadarko Petroleum Corp., Senior Unsecured Notes:
308,000	BBB	5.950% due 9/15/16	321,467
827,000	BBB	6.375% due 9/15/17	895,199
200,000	BBB	3.450% due 7/15/24(e)	192,446
170,000	BBB	6.450% due 9/15/36	191,927
150,000	BBB	4.500% due 7/15/44	136,837
540,000	BBB+	Apache Corp., Senior Unsecured Notes, 5.625% due 1/15/17	575,953
90,000	BB	Atwood Oceanics Inc., Senior Unsecured Notes, 6.500% due 2/1/20	77,400
		BP Capital Markets PLC, Company Guaranteed Notes:
390,000	A	4.742% due 3/11/21	427,373
160,000	A	3.245% due 5/6/22	158,925
630,000	A	3.506% due 3/17/25	620,744
160,000	BB	California Resources Corp., Company Guaranteed Notes, 5.500% due 9/15/21	124,861
300,000	BB+	Chesapeake Energy Corp., Company Guaranteed Notes, 6.875% due 11/15/20	242,250
		Concho Resources Inc., Company Guaranteed Notes:
90,000	BB+	6.500% due 1/15/22	92,269
50,000	BB+	5.500% due 10/1/22	49,375
230,000	A	ConocoPhillips, Company Guaranteed Notes, 6.000% due 1/15/20	263,887
		Continental Resources Inc., Company Guaranteed Notes:
60,000	BBB-	4.500% due 4/15/23	54,141
295,000	BBB-	4.900% due 6/1/44	220,782
240,000	BBB+	Devon Energy Corp., Senior Unsecured Notes, 5.600% due 7/15/41	244,692
		Ecopetrol SA, Senior Unsecured Notes:
95,000	BBB	4.125% due 1/16/25	83,952
380,000	BBB	5.375% due 6/26/26	355,205
220,000	BBB	5.875% due 5/28/45	178,200
430,000	BBB-	El Paso Natural Gas Co. LLC, Company Guaranteed Notes, 8.625% due 1/15/22	519,062
		El Paso Pipeline Partners Operating Co. LLC, Company Guaranteed Notes:
460,000	BBB-	6.500% due 4/1/20	511,343
110,000	BBB-	4.300% due 5/1/24	100,107
		Energy Transfer Partners LP, Senior Unsecured Notes:
10,000	BBB-	4.900% due 2/1/24	9,792
435,000	BBB-	4.050% due 3/15/25	395,831

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 2.7% — (continued)
$40,000	BBB-	4.750% due 1/15/26	$38,024
500,000	BBB-	8.250% due 11/15/29	598,635
200,000	BBB-	4.900% due 3/15/35	170,386
293,000	BBB-	6.500% due 2/1/42	290,559
50,000	BBB-	5.150% due 3/15/45	42,283
10,000	BBB+	Ensco PLC, Senior Unsecured Notes, 4.700% due 3/15/21	9,172
		Enterprise Products Operating LLC, Company Guaranteed Notes:
160,000	BBB+	6.300% due 9/15/17	174,179
295,000	BBB+	3.900% due 2/15/24	288,377
155,000	BBB+	3.750% due 2/15/25	148,521
150,000	BBB+	3.700% due 2/15/26	141,821
290,000	BBB+	5.100% due 2/15/45	269,337
365,000	A-	EOG Resources Inc., Senior Unsecured Notes, 2.450% due 4/1/20	365,297
225,000	AAA	Exxon Mobil Corp., Senior Unsecured Notes, 3.567% due 3/6/45	207,316
		Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Company Guaranteed Notes:
298,000	BBB-	6.125% due 6/15/19	280,120
63,000	BBB-	6.875% due 2/15/23	56,700
10,000	BBB	Hess Corp., Senior Unsecured Notes, 7.300% due 8/15/31	11,249
		Kerr-McGee Corp., Company Guaranteed Notes:
200,000	BBB	6.950% due 7/1/24	236,389
75,000	BBB	7.875% due 9/15/31	93,658
290,000	B	Key Energy Services Inc., Company Guaranteed Notes, 6.750% due 3/1/21	123,250
		Kinder Morgan Energy Partners LP, Company Guaranteed Notes:
170,000	BBB-	6.850% due 2/15/20	190,532
200,000	BBB-	3.500% due 3/1/21	190,925
165,000	BBB-	5.400% due 9/1/44	138,122
80,000	BBB	Marathon Petroleum Corp., Senior Unsecured Notes, 4.750% due 9/15/44	70,808
		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes:
140,000	BB	5.500% due 2/15/23	137,900
160,000	BB	4.875% due 12/1/24	149,200
210,000	BB	4.875% due 6/1/25	194,775
300,000	BBB-	Newfield Exploration Co., Senior Unsecured Notes, 5.625% due 7/1/24	293,400
		Noble Energy Inc., Senior Unsecured Notes:
70,000	BBB	4.150% due 12/15/21	69,725
160,000	BBB	3.900% due 11/15/24	151,442
265,000	BBB	5.250% due 11/15/43	237,532
		Occidental Petroleum Corp., Senior Unsecured Notes:
120,000	A	3.125% due 2/15/22	119,163
110,000	A	4.625% due 6/15/45	109,620
1,000,000	BBB-	Panhandle Eastern Pipeline Co. LP, Senior Unsecured Notes, 8.125% due 6/1/19	1,167,918
141,000	BBB-	Petrobras Global Finance BV, Company Guaranteed Notes, 6.250% due 3/17/24(e)	123,840
1,800,000	BBB-	Petrobras International Finance Co. SA, Company Guaranteed Notes, 5.375% due 1/27/21	1,591,200
		Petroleos Mexicanos, Company Guaranteed Notes:
400,000	BBB+	6.000% due 3/5/20	436,800
920,000	BBB+	3.500% due 1/30/23	858,130
29,000	BBB+	6.625% due 6/15/35	29,710
220,000	BBB+	6.500% due 6/2/41	221,100
280,000	BBB+	6.375% due 1/23/45	274,344
285,000	BBB+	Phillips 66, Company Guaranteed Notes, 4.875% due 11/15/44	273,422
		Plains All American Pipeline LP/PAA Finance Corp., Senior Unsecured Notes:
90,000	BBB+	3.650% due 6/1/22	87,363
165,000	BBB+	4.650% due 10/15/25	166,376
		QEP Resources Inc., Senior Unsecured Notes:
140,000	BB+	6.875% due 3/1/21	133,700
50,000	BB+	5.250% due 5/1/23	43,510

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 2.7% — (continued)
		Range Resources Corp., Company Guaranteed Notes:
$30,000	BB+	5.000% due 8/15/22	$27,825
260,000	BB+	5.000% due 3/15/23	239,200
110,000	BB+	4.875% due 5/15/25(a)	99,412
300,000	BB+	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.750% due 5/15/24	294,750
140,000	D	Samson Investment Co., Company Guaranteed Notes, 9.750% due 2/15/20	525
330,000	AA-	Schlumberger Investment SA, Company Guaranteed Notes, 3.300% due 9/14/21(a)	335,772
20,000	AA-	Schlumberger Norge AS, Company Guaranteed Notes, 4.200% due 1/15/21(a)	21,306
80,000	BBB-	SESI LLC, Company Guaranteed Notes, 7.125% due 12/15/21	80,213
		Shell International Finance BV, Company Guaranteed Notes:
230,000	AA-	4.375% due 3/25/20	251,682
130,000	AA-	4.125% due 5/11/35	126,718
165,000	AA-	4.550% due 8/12/43	167,400
780,000	AA-	4.375% due 5/11/45	774,588
		Southern Natural Gas Co. LLC, Company Guaranteed Notes:
40,000	BBB-	5.900% due 4/1/17(a)	42,225
58,000	BBB-	8.000% due 3/1/32	68,388
575,000	AA-	Statoil ASA, Company Guaranteed Notes, 1.200% due 1/17/18	570,620
		Sunoco Logistics Partners Operations LP, Company Guaranteed Notes:
80,000	BBB	3.450% due 1/15/23	72,316
55,000	BBB	5.350% due 5/15/45	47,127
800,000	BBB	Texas Eastern Transmission LP, Senior Unsecured Notes, 2.800% due 10/15/22(a)	737,492
3,000	BB+	Transocean Inc., Company Guaranteed Notes, 5.550% due 12/15/16	3,019
		Williams Cos., Inc. (The), Senior Unsecured Notes:
343,000	BB+	7.875% due 9/1/21	378,225
166,000	BB+	8.750% due 3/15/32	191,724

		Total Oil, Gas & Consumable Fuels	22,752,460

Paper & Forest Products — 0.1%
340,000	BBB-	Celulosa Arauco y Constitucion SA, Senior Unsecured Notes, 4.750% due 1/11/22	348,426
		International Paper Co., Senior Unsecured Notes:
249,000	BBB	3.650% due 6/15/24	243,999
33,000	BBB	4.800% due 6/15/44	30,165

		Total Paper & Forest Products	622,590

Pharmaceuticals — 1.1%
		AbbVie Inc., Senior Unsecured Notes:
250,000	A	1.750% due 11/6/17	249,921
1,000,000	A	1.800% due 5/14/18	993,841
460,000	A	2.900% due 11/6/22	444,850
330,000	A	3.600% due 5/14/25	325,535
205,000	A	4.500% due 5/14/35	197,014
130,000	A	4.400% due 11/6/42	120,495
		Actavis Funding SCS, Company Guaranteed Notes:
255,000	BBB-	1.850% due 3/1/17	255,337
200,000	BBB-	2.350% due 3/12/18	199,970
695,000	BBB-	3.000% due 3/12/20	693,830
440,000	BBB-	3.450% due 3/15/22	430,526
480,000	BBB-	3.850% due 6/15/24	468,739
620,000	BBB-	3.800% due 3/15/25	601,209
70,000	BBB-	4.550% due 3/15/35	64,555
90,000	BBB-	4.850% due 6/15/44	82,627
700,000	BBB-	4.750% due 3/15/45	640,835
140,000	BBB-	Actavis Inc., Company Guaranteed Notes, 4.625% due 10/1/42	127,594
130,000	BBB	Baxalta Inc., Senior Unsecured Notes, 5.250% due 6/23/45(a)	131,039

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Pharmaceuticals — 1.1% — (continued)
$160,000	A+	Bristol-Myers Squibb Co., Senior Unsecured Notes, 4.500% due 3/1/44	$169,179
780,000	A+	GlaxoSmithKline Capital PLC, Company Guaranteed Notes, 2.850% due 5/8/22	770,195
		Merck & Co., Inc., Senior Unsecured Notes:
180,000	AA	2.750% due 2/10/25	173,042
650,000	AA	3.700% due 2/10/45	592,803
45,000	BBB-	Mylan Inc., Company Guaranteed Notes, 5.400% due 11/29/43	44,549
		Pfizer Inc., Senior Unsecured Notes:
70,000	AA	3.400% due 5/15/24	70,196
130,000	AA	7.200% due 3/15/39	178,335
40,000	AA	4.300% due 6/15/43	39,180
30,000	AA	4.400% due 5/15/44	29,880
125,000	BBB+	Teva Pharmaceutical Finance Co. BV, Company Guaranteed Notes, 2.950% due 12/18/22	118,472
		Valeant Pharmaceuticals International Inc., Company Guaranteed Notes:
600,000	B	5.500% due 3/1/23(a)	609,750
450,000	B	6.125% due 4/15/25(a)	464,625
240,000	AA	Wyeth LLC, Company Guaranteed Notes, 5.950% due 4/1/37	284,962
60,000	BBB-	Zoetis Inc., Senior Unsecured Notes, 3.250% due 2/1/23	56,856

		Total Pharmaceuticals	9,629,941

Real Estate Investment Trusts (REITs) — 1.0%
128,000	BBB-	American Tower Corp., Senior Unsecured Notes, 4.000% due 6/1/25	124,544
1,000,000	BB+	ARC Properties Operating Partnership LP, Company Guaranteed Notes, 2.000% due 2/6/17	978,750
140,000	A-	AvalonBay Communities Inc., Senior Unsecured Notes, 3.450% due 6/1/25	137,236
653,000	BBB	Duke Realty LP, Company Guaranteed Notes, 6.500% due 1/15/18	718,938
		ERP Operating LP, Senior Unsecured Notes:
750,000	A-	5.375% due 8/1/16	778,651
80,000	A-	4.500% due 7/1/44	79,753
		HCP Inc., Senior Unsecured Notes:
400,000	BBB+	3.750% due 2/1/16	404,471
500,000	BBB+	6.000% due 1/30/17	529,051
555,000	BBB+	4.250% due 11/15/23	555,103
375,000	BBB+	3.875% due 8/15/24	362,455
1,395,000	BBB	Health Care REIT Inc., Senior Unsecured Notes, 4.950% due 1/15/21	1,515,250
120,000	BBB	Host Hotels & Resorts LP, Senior Unsecured Notes, 4.750% due 3/1/23	125,158
		Simon Property Group LP, Senior Unsecured Notes:
80,000	A	3.375% due 3/15/22	81,415
55,000	A	3.375% due 10/1/24	54,252
400,000	BBB-	SL Green Realty Corp., Company Guaranteed Notes, 7.750% due 3/15/20	472,544
125,000	BBB+	Ventas Realty LP, Company Guaranteed Notes, 3.750% due 5/1/24	122,724
1,240,000	BBB+	Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes, 2.700% due 4/1/20	1,229,283
654,000	BBB+	WEA Finance LLC/Westfield UK & Europe Finance PLC, Company Guaranteed Notes, 2.700% due 9/17/19(a)	652,913

		Total Real Estate Investment Trusts (REITs)	8,922,491

Road & Rail — 0.2%
		Burlington Northern Santa Fe LLC, Senior Unsecured Notes:
150,000	BBB+	4.375% due 9/1/42	140,977
385,000	BBB+	4.550% due 9/1/44	373,262
350,000	BBB+	4.150% due 4/1/45	319,191
		Union Pacific Corp., Senior Unsecured Notes:
84,000	A	4.163% due 7/15/22	89,428
310,000	A	2.750% due 4/15/23	302,536
64,000	A	3.875% due 2/1/55	55,807

		Total Road & Rail	1,281,201

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Semiconductors & Semiconductor Equipment — 0.1%
		Intel Corp., Senior Unsecured Notes:
$70,000	A+	3.700% due 7/29/25	$70,884
100,000	A+	4.900% due 7/29/45	103,194
275,000	A+	QUALCOMM Inc., Senior Unsecured Notes, 3.450% due 5/20/25	258,236

		Total Semiconductors & Semiconductor Equipment	432,314

Software — 0.3%
		Activision Blizzard Inc., Company Guaranteed Notes:
120,000	BB+	5.625% due 9/15/21(a)	126,450
630,000	BB+	6.125% due 9/15/23(a)	678,825
		First Data Corp.:
		Company Guaranteed Notes:
30,000	B-	12.625% due 1/15/21	34,538
52,000	CCC+	11.750% due 8/15/21	58,708
136,000	BB-	Senior Secured Notes, 6.750% due 11/1/20(a)	143,480
		Microsoft Corp., Senior Unsecured Notes:
45,000	AAA	3.500% due 2/12/35	41,691
350,000	AAA	3.750% due 2/12/45	320,470
		Oracle Corp., Senior Unsecured Notes:
280,000	AA-	1.200% due 10/15/17	279,035
375,000	AA-	2.800% due 7/8/21	376,560
393,000	AA-	3.400% due 7/8/24	393,293
155,000	AA-	2.950% due 5/15/25	149,328
170,000	AA-	4.500% due 7/8/44	171,055

		Total Software	2,773,433

Specialty Retail — 0.3%
120,000	B-	Argos Merger Sub Inc., Senior Unsecured Notes, 7.125% due 3/15/23(a)	126,000
160,000	B+	Dollar Tree Inc., Senior Secured Notes, 5.750% due 3/1/23(a)	168,400
120,000	A	Home Depot Inc. (The), Senior Unsecured Notes, 4.400% due 3/15/45	122,014
		Lowe’s Cos Inc., Senior Unsecured Notes:
100,000	A-	4.650% due 4/15/42	104,292
50,000	A-	4.250% due 9/15/44	49,325
900,000	BBB	Walgreens Boots Alliance Inc., Company Guaranteed Notes, 0.774% due 5/18/16(b)	899,719
		Wal-Mart Stores Inc., Senior Unsecured Notes:
700,000	AA	3.250% due 10/25/20	734,332
50,000	AA	4.000% due 4/11/43	47,785
475,000	AA	4.750% due 10/2/43	507,490

		Total Specialty Retail	2,759,357

Technology Hardware, Storage & Peripherals — 0.1%
		Apple Inc., Senior Unsecured Notes:
200,000	AA+	2.000% due 5/6/20	199,544
525,000	AA+	2.850% due 5/6/21	534,761
75,000	AA+	3.450% due 2/9/45	63,645
305,000	AA+	4.375% due 5/13/45	303,130

		Total Technology Hardware, Storage & Peripherals	1,101,080

Tobacco — 0.5%
		Altria Group Inc., Company Guaranteed Notes:
260,000	BBB+	9.250% due 8/6/19	322,374
230,000	BBB+	4.750% due 5/5/21	248,343
150,000	BBB+	9.950% due 11/10/38	240,291
290,000	BBB+	10.200% due 2/6/39	466,848
280,000	BBB+	5.375% due 1/31/44	294,673

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Tobacco — 0.5% — (continued)
		Philip Morris International Inc., Senior Unsecured Notes:
$240,000	A	2.900% due 11/15/21	$238,829
315,000	A	4.500% due 3/20/42	314,030
215,000	A	4.125% due 3/4/43	202,950
		Reynolds American Inc., Company Guaranteed Notes:
200,000	BBB-	1.050% due 10/30/15	200,940
300,000	BBB-	6.750% due 6/15/17	324,702
10,000	BBB-	8.125% due 6/23/19(a)	11,803
150,000	BBB-	3.250% due 6/12/20	152,127
120,000	BBB-	3.250% due 11/1/22	116,980
280,000	BBB-	3.750% due 5/20/23(a)	272,395
150,000	BBB-	4.450% due 6/12/25	154,438
485,000	BBB-	5.850% due 8/15/45	524,154

		Total Tobacco	4,085,877

Transportation — 0.0%
		FedEx Corp., Company Guaranteed Notes:
135,000	BBB	3.875% due 8/1/42	117,043
49,000	BBB	4.100% due 2/1/45	43,863

		Total Transportation	160,906

Wireless Telecommunication Services — 0.3%
300,000	P BB-	Altice US Finance I Corp., Senior Secured Notes, 5.375% due 7/15/23(a)	297,750
330,000	A-	América Móvil SAB de CV, Company Guaranteed Notes, 5.000% due 3/30/20	363,446
300,000	BBB-	Bharti Airtel Ltd., Senior Unsecured Notes, 4.375% due 6/10/25(a)	299,347
50,000	BBB+	GTE Corp., Company Guaranteed Notes, 6.940% due 4/15/28	59,256
470,000	B+	Sprint Capital Corp., Company Guaranteed Notes, 8.750% due 3/15/32	445,912
400,000	BB	Sprint Communications Inc., Company Guaranteed Notes, 9.000% due 11/15/18(a)	446,500
		Sprint Corp., Company Guaranteed Notes:
40,000	B+	7.875% due 9/15/23	38,550
390,000	B+	7.625% due 2/15/25	364,894
		Telefónica Emisiones SAU, Company Guaranteed Notes:
70,000	BBB	5.877% due 7/15/19	78,190
110,000	BBB	5.134% due 4/27/20	121,355
275,000	BB	T-Mobile USA Inc., Company Guaranteed Notes, 6.250% due 4/1/21	284,708

		Total Wireless Telecommunication Services	2,799,908

		TOTAL CORPORATE BONDS & NOTES (Cost — $231,791,121)	234,142,378

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 24.5%
U.S. GOVERNMENT OBLIGATIONS — 23.1%
		U.S. Treasury Bonds:
190,000		0.625% due 11/30/17	188,962
650,000		4.500% due 2/15/36	839,842
1,665,000		3.125% due 2/15/42	1,731,329
100,000		3.125% due 2/15/43	103,458
990,000		3.750% due 11/15/43	1,151,042
105,000		3.375% due 5/15/44	113,902
1,520,000		3.000% due 11/15/44	1,534,825
2,410,000		2.500% due 2/15/45	2,193,163
29,845,000		3.000% due 5/15/45	30,200,573
15,185,000		2.875% due 8/15/45	15,014,366
		U.S. Treasury Inflation Indexed Bonds:
2,164,212		2.000% due 1/15/16	2,162,000
480,693		0.625% due 1/15/24	482,166

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 23.1% — (continued)
$2,497,475	0.125% due 7/15/24	$2,401,999
6,831,053	0.250% due 1/15/25	6,595,437
3,380,247	2.375% due 1/15/25	3,923,770
289,272	2.125% due 2/15/40	351,608
654,782	0.750% due 2/15/42	595,336
669,484	0.625% due 2/15/43	586,688
3,901,211	1.375% due 2/15/44	4,112,602
2,690,577	0.750% due 2/15/45	2,429,123
	U.S. Treasury Inflation Indexed Notes:
3,589,352	0.125% due 4/15/16	3,556,100
1,208,259	0.125% due 4/15/17	1,204,326
1,299,263	0.125% due 4/15/20	1,295,102
4,552,954	0.375% due 7/15/23	4,500,845
1,393,726	0.375% due 7/15/25	1,368,283
	U.S. Treasury Notes:
110,000	0.250% due 10/31/15	110,042
6,710,000	0.625% due 5/31/17	6,703,357
70,000	0.750% due 6/30/17	70,059
2,670,000	0.625% due 8/31/17	2,664,089
675,000	1.000% due 5/15/18	674,969
1,285,000	1.000% due 8/15/18	1,283,143
655,000	1.250% due 11/30/18	656,612
2,815,000	1.500% due 12/31/18	2,842,142
1,265,000	1.375% due 2/28/19	1,270,526
1,060,000	3.125% due 5/15/19	1,129,645
20,000	1.625% due 7/31/19	20,203
250,000	1.750% due 9/30/19	253,457
200,000	1.500% due 10/31/19	200,630
6,660,000	1.625% due 12/31/19	6,709,084
310,000	1.375% due 4/30/20	308,275
2,490,000	1.625% due 6/30/20	2,501,056
14,150,000	1.625% due 7/31/20	14,205,822
20,915,000	1.375% due 8/31/20	20,752,428
10,960,000	2.250% due 7/31/21	11,241,562
400,000	2.125% due 9/30/21	406,789
2,840,000	1.875% due 11/30/21	2,844,030
1,610,000	1.500% due 1/31/22	1,573,461
6,610,000	2.125% due 6/30/22	6,700,630
3,325,000	1.875% due 8/31/22	3,312,963
3,870,000	2.375% due 8/15/24	3,935,987
6,610,000	2.250% due 11/15/24	6,644,769
8,230,000	2.125% due 5/15/25	8,167,040
2,550,000	2.000% due 8/15/25	2,504,977
945,000	U.S. Treasury STRIPS, Principal Strip, due 11/15/27(h)	692,952

	TOTAL U.S. GOVERNMENT OBLIGATIONS	199,017,546

U.S. GOVERNMENT AGENCIES — 1.4%
	Federal Farm Credit Banks:
1,260,000	0.214% due 9/14/16(b)	1,261,337
1,250,000	0.253% due 2/27/17(b)	1,252,374
1,130,000	0.229% due 4/26/17(b)	1,131,316
	Federal Home Loan Bank (FHLB):
1,280,000	0.220% due 10/7/15(b)	1,280,000
345,000	4.000% due 9/1/28	383,030
1,520,000	1.250% due 6/28/30	1,515,084

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Security	Value
U.S. GOVERNMENT AGENCIES — 1.4% — (continued)
	Federal Home Loan Mortgage Corp. (FHLMC):
$1,345,000	1.250% due 1/30/18	$1,345,386
810,000	1.250% due 10/2/19	802,647
130,000	1.620% due 11/21/19	129,686
2,000	5.625% due 11/23/35	2,023
	Federal National Mortgage Association (FNMA):
650,000	zero coupon bond to yield, 21.000% due 10/9/19(i)	598,723
405,000	7.125% due 1/15/30	603,468
575,000	Federal National Mortgage Association (FNMA), Principal Strip, due 1/15/30(h)	353,143
595,000	Federal National Mortgage Association (FNMA), Principal Strip, due 5/15/30(h)	361,135
1,325,000	Residual Funding Corp., Principal Strip, due 10/15/19(h)	1,237,052

	TOTAL U.S. GOVERNMENT AGENCIES	12,256,404

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $211,182,699)	211,273,950

MORTGAGE-BACKED SECURITIES — 23.3%
FHLMC — 3.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
20,004	8.500% due 11/1/16 — 7/1/17	20,079
3,502	8.000% due 1/1/17 — 6/1/17	3,520
37,261	2.258% due 12/1/34(b)	39,891
28,613	2.436% due 1/1/35(b)	30,629
41,031	1.945% due 2/1/37(b)	43,222
90,389	1.838% due 5/1/37(b)	94,806
100,836	2.495% due 5/1/37(b)	108,047
56,634	3.095% due 3/1/41(b)	59,896
150,723	2.032% due 7/1/42(b)	154,668
	Gold:
748,545	6.000% due 5/1/17 — 6/1/39	832,390
2,022	8.500% due 2/1/18	2,044
896,209	5.000% due 6/1/21 — 4/1/41	988,545
8,796,117	4.000% due 10/1/25 — 7/1/44	9,446,623
1,017,822	4.500% due 4/1/29 — 7/1/41	1,113,712
1,595,208	5.500% due 1/1/30 — 2/1/40	1,769,799
465,730	6.500% due 8/1/37 — 9/1/39	526,723
39,340	7.000% due 3/1/39	44,102
9,221,935	3.500% due 12/1/42 — 8/1/45	9,585,657
2,886,534	3.000% due 2/1/43 — 4/1/45	2,902,717

	TOTAL FHLMC	27,767,070

FNMA — 16.5%
	Federal National Mortgage Association (FNMA):
2,381,014	5.500% due 11/1/16 — 5/1/40	2,674,357
466	8.500% due 4/1/17	484
2,189	8.000% due 8/1/17	2,218
1,060,630	5.181% due 5/1/19	1,179,883
19,955,851	4.000% due 10/1/19 — 7/1/45	21,405,109
1,035,000	4.400% due 2/1/20	1,144,195
1,145,000	3.459% due 11/1/20	1,226,429
373,676	6.000% due 9/1/21 — 10/1/35	422,026
26,625,752	3.500% due 11/1/21 — 6/1/45	27,848,177
1,175,193	3.650% due 11/1/21	1,260,348
23	9.500% due 11/1/21	23
3,083,815	5.000% due 12/1/21 — 5/1/42	3,382,954
464,854	2.830% due 6/1/22	480,384

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Security	Value
FNMA — 16.5% — (continued)
$1,085,151	2.647% due 10/1/22	$1,112,691
8,489,884	4.500% due 3/1/24 — 10/1/44	9,246,340
760,000	2.800% due 6/1/25	759,855
1,491,923	2.966% due 5/1/27	1,492,645
4,019,641	2.500% due 11/1/27 — 10/1/42	4,052,207
12,899,092	3.000% due 12/1/27 — 5/1/45	13,151,600
21,655,000	3.500% due 9/1/30 — 9/1/45(j)	22,485,059
3,285,000	2.500% due 9/1/30(j)	3,336,030
11,360,000	3.000% due 9/1/30 — 9/1/45(j)	11,637,228
337,330	2.180% due 3/1/34(b)	361,362
91,991	2.161% due 12/1/34(b)	98,560
8,670	2.203% due 12/1/34(b)	9,284
90,651	2.341% due 9/1/35(b)	96,365
98,755	2.086% due 10/1/35(b)	103,769
145,543	2.156% due 10/1/35(b)	153,124
24,982	2.110% due 11/1/35(b)	26,422
26,408	2.114% due 11/1/35(b)	27,763
76,699	2.124% due 11/1/35(b)	80,684
31,476	2.133% due 11/1/35(b)	33,068
27,458	2.151% due 11/1/35(b)	28,900
31,746	2.153% due 11/1/35(b)	33,318
365,507	2.250% due 1/1/36(b)	390,400
182,285	2.293% due 9/1/36(b)	193,994
33,816	2.362% due 12/1/36(b)	36,242
135,704	7.000% due 4/1/37	153,241
197,789	1.869% due 5/1/37(b)	210,120
774,028	6.500% due 9/1/37 — 5/1/40	889,223
85,592	2.882% due 2/1/41(b)	89,827
204,673	3.269% due 7/1/41(b)	218,702
191,067	2.008% due 7/1/42(b)	197,167
38,864	2.264% due 7/1/42(b)	40,149
8,585,000	4.000% due 9/1/45 — 10/1/45(j)	9,113,028
600,000	5.000% due 09/1/45(j)	661,160
245,000	4.500% due 10/1/45(j)	265,174

	TOTAL FNMA	141,811,288

GNMA — 3.5%
	Government National Mortgage Association (GNMA):
409	9.500% due 12/15/16 — 8/15/17	411
1,714	8.500% due 5/15/17	1,734
110,890	6.000% due 12/15/33 — 5/15/38	126,340
148,195	6.500% due 1/15/34 — 10/15/38	169,488
1,034,864	5.000% due 10/15/34 — 9/15/40	1,151,006
105,538	5.500% due 5/15/37 — 6/15/38	118,647
277,662	4.500% due 3/15/41	301,769
701,610	4.000% due 6/15/41 — 7/15/41	756,550
	Government National Mortgage Association II (GNMA):
1,839	8.500% due 1/20/17	1,860
2,959	9.000% due 4/20/17 — 11/20/21	3,192
238,419	6.000% due 7/20/37 — 11/20/40	268,869
3,452,632	4.500% due 1/20/40 — 10/20/41	3,753,669
477,362	5.000% due 7/20/40 — 9/20/41	530,729
587,959	4.000% due 11/20/40 — 7/20/42	627,849
3,577,750	3.000% due 1/20/43 — 8/20/45	3,638,243
4,868,641	3.500% due 6/20/43 — 7/20/45	5,090,671

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
GNMA — 3.5% — (continued)
$2,000,000		3.000% due 9/1/45(j)	$2,029,570
2,160,000		4.000% due 9/1/45(j)	2,291,709
8,950,000		3.500% due 9/1/45(j)	9,331,424

		TOTAL GNMA	30,193,730

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $198,370,936)	199,772,088

COLLATERALIZED MORTGAGE OBLIGATIONS — 16.1%
2,800,000	CCC	Accredited Mortgage Loan Trust, Series 2007-1, Class A4, 0.419% due 2/25/37(b)	2,252,751
45,045	AAA	ACE Securities Corp. Home Equity Loan Trust, Series 2004-SD1, Class A1, 0.689% due 11/25/33(b)	44,770
114,607	CC	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 0.849% due 6/25/29(b)	96,631
933,196	D	Alternative Loan Trust Resecuritization, Series 2008-2R, Class 3A1, 6.000% due 8/25/37	772,236
425,297	A+	Ameriquest Mortgage Securities Trust, Series 2006-R2, Class A2B, 0.379% due 4/25/36(b)	424,880
805,000	AAA	AMMC CLO XIII Ltd., Series 2013-13A, Class A1L, 1.743% due 1/26/26(a)(b)	802,019
		Asset Backed Securities Corp. Home Equity Loan Trust:
1,956,000	B-	Series 2005-HE5, Class M3, 0.919% due 6/25/35(b)	1,851,563
2,000,000	B+	Series 2006-HE3, Class A5, 0.461% due 3/25/36(b)	1,531,908
1,699,035	CCC	Series 2007-HE1, Class A1B, 0.341% due 12/25/36(b)	1,460,721
480,000	AA-	BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.490% due 4/14/33(a)	476,621
		Banc of America Commercial Mortgage Trust:
781,643	AA	Series 2008-1, Class A1A, 6.380% due 2/10/51(b)	834,328
240,000	B+	Series 2008-1, Class AJ, 6.467% due 2/10/51(b)	252,207
749	AA+	Banc of America Funding Trust, Series 2003-1, Class A1, 6.000% due 5/20/33	790
124,138	AA+	Banc of America Mortgage Trust, Series 2004-F, Class 1A1, 2.676% due 7/25/34(b)	126,022
482,790	A+	Bayview Commercial Asset Trust, Series 2007-3, Class A1, 0.439% due 7/25/37(a)(b)	421,955
46,126	AAA	Bayview Financial Mortgage Pass-Through Trust, Series 2004-A, Class A, 0.873% due 2/28/44(b)	46,065
836,602	NR	BCAP LLC, Series 2013-RR1, Class 6A1, 2.836% due 5/26/36(a)(b)	840,995
		Bear Stearns Adjustable Rate Mortgage Trust:
167,371	A+	Series 2005-2, Class A2, 2.515% due 3/25/35(b)	169,706
552,171	D(k)	Series 2007-3, Class 1A1, 2.781% due 5/25/47(b)	495,400
		Bear Stearns ALT-A Trust:
369,665	A+	Series 2004-7, Class 2A1, 2.604% due 8/25/34(b)	374,799
277,784	CCC	Series 2005-2, Class 2A4, 2.501% due 4/25/35(b)	266,376
234,700	B	Series 2005-4, Class 23A2, 2.534% due 5/25/35(b)	232,675
		Bear Stearns Asset Backed Securities Trust:
890,032	CCC	Series 2005-AC6, Class 1A3, 5.500% due 9/25/35(b)	913,564
92,494	AAA	Series 2005-TC2, Class A3, 0.569% due 8/25/35(b)	92,514
		Bear Stearns Commercial Mortgage Securities Trust:
2,954,200	Aaa(c)	Series 2004-PWR5, Class F, 5.483% due 7/11/42(a)(b)	3,165,130
210,000	A-	Series 2005-PW10, Class AM, 5.449% due 12/11/40(b)	210,933
556,711	A	Series 2007-PW15, Class A4, 5.331% due 2/11/44	582,350
565,000	BBB	Series 2007-PW18, Class AM, 6.084% due 6/11/50(b)	610,084
472,842	BBB	Bear Stearns Structured Products Trust, Series 2007-EMX1, Class A1, 1.199% due 3/25/37(a)(b)	464,790
725,000	AAA	BlueMountain CLO Ltd., Series 2013-4A, Class A, 1.789% due 4/15/25(a)(b)	723,380
1,700,000	BB+	Centex Home Equity Loan Trust, Series 2006-A, Class AV4, 0.449% due 6/25/36(b)	1,574,356
750	AAA	Chase Funding Trust, Series 2002-2, Class 2A1, 0.699% due 5/25/32(b)	712
311,036	BB	Chase Mortgage Finance Trust, Series 2007-A1, Class 5A1, 2.645% due 2/25/37(b)	309,372
		Chevy Chase Funding LLC Mortgage-Backed Certificates:
1,039,782	A+	Series 2004-2A, Class A1, 0.469% due 5/25/35(a)(b)	947,085
2,757,938	CCC	Series 2004-2A, Class B1, 0.668% due 5/25/35(a)(b)	2,152,099

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
		Citigroup Commercial Mortgage Trust:
$300,000	BB(k)	Series 2014-GC19, Class E, 4.563% due 3/10/47(a)(b)	$237,115
140,000	Aa1(c)	Series 2014-GC25, Class AS, 4.017% due 10/10/47	144,671
770,000	CCC	Citigroup Mortgage Loan Trust Inc., Series 2006-WFH2, Class M1, 0.469% due 8/25/36(b)	630,367
		Citigroup/Deutsche Bank Commercial Mortgage Trust:
210,000	B-	Series 2006-CD2, Class AJ, 5.571% due 1/15/46(b)	202,777
60,000	B-	Series 2006-CD3, Class AJ, 5.688% due 10/15/48	57,243
10,000	CCC+	Series 2007-CD4, Class AJ, 5.398% due 12/11/49(b)	8,895
50,000	Aa2(c)	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class AMFX, 5.526% due 4/15/47(b)	52,812
400,000	Aa2(c)	Colony Mortgage Capital Ltd., Series 2014-FL2, Class B, 2.642% due 11/10/31(a)(b)(f)	398,508
599,164	AA+	Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A, 6.238% due 12/10/49(b)	646,228
		Commercial Mortgage Trust:
1,600,000	B-	Series 2001-J2A, Class G, 7.380% due 7/16/34(a)(b)	1,676,004
496,000	BBB-	Series 2006-C7, Class AM, 5.951% due 6/10/46(b)	507,738
196,000	B3(c)	Series 2006-C8, Class AJ, 5.377% due 12/10/46	196,403
440,000	Aa3(c)	Series 2006-C8, Class AM, 5.347% due 12/10/46	459,076
575,000	AA	Series 2007-C9, Class A4, 5.989% due 12/10/49(b)	611,944
1,333,623	Aaa(c)	Series 2012-LC4, Class A2, 2.256% due 12/10/44	1,347,724
665,000	Aaa(c)	Series 2012-LC4, Class A4, 3.288% due 12/10/44	688,397
190,000	AA-(k)	Series 2013-300P, Class B, 4.540% due 8/10/30(a)(b)	203,811
40,000	Aa3(c)	Series 2013-CR12, Class B, 4.762% due 10/10/46(b)	43,041
20,000	A3(c)	Series 2013-CR12, Class C, 5.254% due 10/10/46(b)	21,153
1,272,116	Aaa(c)	Series 2013-CR6, Class A1, 0.719% due 3/10/46	1,262,965
260,000	BB	Series 2013-CR9, Class E, 4.400% due 7/10/45(a)(b)	219,890
210,000	A-(k)	Series 2014-CR21, Class C, 4.566% due 12/10/47(b)	206,516
345,000	Aaa(c)	Series 2014-LC17, Class A5, 3.917% due 10/10/47	363,339
535,000	Aaa(c)	Series 2015-CR25, Class A4, 3.759% due 8/10/48	552,931
5,400,000	Aa1(c)	Series 2015-CR25, Class XA, 1.131% due 8/10/48(b)(l)	380,306
		Core Industrial Trust:
699,000	AAA	Series 2015-TEXW, Class A, 3.077% due 2/10/34(a)	702,720
1,600,000	BB-	Series 2015-TEXW, Class E, 3.977% due 2/10/34(a)(b)	1,503,911
535,000	AAA	Series 2015-WEST, Class A, 3.292% due 2/10/37(a)	533,562
		Countrywide Alternative Loan Trust:
634,162	CCC	Series 2005-24, Class 4A1, 0.433% due 7/20/35(b)	546,005
872,866	CCC	Series 2006-OA17, Class 1A1A, 0.398% due 12/20/46(b)	670,282
		Countrywide Asset-Backed Certificates:
5,001	AAA	Series 2002-3, Class 1A1, 0.939% due 5/25/32(b)	4,767
12,759	AA+	Series 2003-BC2, Class 2A1, 0.799% due 6/25/33(b)	10,984
443,711	CCC	Series 2006-SD3, Class A1, 0.529% due 7/25/36(a)(b)	368,877
538,115	AA	Series 2007-13, Class 2A2, 0.999% due 10/25/47(b)	488,697
1,026,654	AA	Series 2007-4, Class A4W, 5.423% due 4/25/47(b)	1,012,294
		Countrywide Home Loan Mortgage Pass Through Trust:
194,131	D	Series 2005-11, Class 3A3, 2.427% due 4/25/35(b)	145,396
82,659	NR	Series 2005-11, Class 6A1, 0.799% due 3/25/35(b)	74,812
		Credit Suisse Commercial Mortgage Capital Trust:
7,079,873	Caa3(c)	Series 2006-7, Class 3A2, 7.001% due 8/25/36(b)(l)	1,558,556
290,000	B-	Series 2014-USA, Class F, 4.373% due 9/15/37(a)	249,125
1,431,583	NR	Series 2015-5R, Class 1A1, 1.066% due 9/27/46(a)	1,393,017
		Credit Suisse Commercial Mortgage Trust:
290,000	B+	Series 2006-C3, Class AJ, 6.008% due 6/15/38(b)	283,858
800,000	BBB-	Series 2006-C4, Class AM, 5.509% due 9/15/39	828,446
40,000	B-	Series 2006-C5, Class AJ, 5.373% due 12/15/39	38,724
385,000	BBB	Series 2006-C5, Class AM, 5.343% due 12/15/39	400,964
90,648	Aaa(c)	Series 2007-C1, Class AAB, 5.336% due 2/15/40	91,755
310,000	BBB-	Series 2007-C2, Class AM, 5.615% due 1/15/49(b)	327,186

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
		Credit Suisse First Boston Mortgage Securities Corp.:
$449,941	AA+	Series 2004-AR7, Class 2A1, 2.751% due 11/25/34(b)	$452,493
326,814	D	Series 2005-10, Class 5A6, 5.500% due 11/25/35	302,965
408,635	BBB	Series 2005-6, Class 8A1, 4.500% due 7/25/20	415,028
5,703	NR	DBRR Trust, Series 2013-EZ2, Class A, 0.853% due 2/25/45(a)(b)	5,703
810,000	BBB+	Deutsche Mortgage Securities Inc. Re-REMIC Trust Certificates, Series 2005-WF1, Class 1A4, 2.740% due 6/26/35(a)(b)	802,505
126,058	CCC	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 1.005% due 11/19/44(b)	110,532
650,000	AAA	Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 1.669% due 1/15/25(a)(b)	648,106
		EMC Mortgage Loan Trust:
3,296	BB(k)	Series 2002-B, Class A1, 1.499% due 2/25/41(a)(b)	3,218
18,460	BBB-	Series 2003-A, Class A1, 0.749% due 8/25/40(a)(b)	16,940
771,585	B-	Equifirst Mortgage Loan Trust, Series 2003-2, Class M2, 2.749% due 9/25/33(b)	736,382
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
8,053	NR	Series 1865, Class DA, 28.362% due 2/15/24(b)(l)	8,416
1,514,413	NR	Series 3349, Class AS, 6.302% due 7/15/37(b)(l)	271,094
167,732	NR	Series 3451, Class SB, 5.832% due 5/15/38(b)(l)	19,811
197,894	NR	Series 3621, Class SB, 6.032% due 1/15/40(b)(l)	33,365
555,000	NR	Series 3743, Class PB, 4.500% due 10/15/40	633,473
2,649,080	NR	Series 3866, Class SA, 5.752% due 5/15/41(b)(l)	453,092
976,205	NR	Series 3947, Class SG, 5.752% due 10/15/41(b)(l)	174,472
258,537	NR	Series 3997, Class SK, 6.402% due 11/15/41(b)(l)	50,114
76,347	NR	Series 4076, Class SW, 5.852% due 7/15/42(b)(l)	15,987
73,048	NR	Series 4097, Class ST, 5.852% due 8/15/42(b)(l)	15,178
75,545	NR	Series 4136, Class SE, 5.952% due 11/15/42(b)(l)	16,982
79,949	NR	Series 4136, Class SJ, 5.952% due 11/15/42(b)(l)	21,461
77,405	NR	Series 4136, Class SQ, 5.952% due 11/15/42(b)(l)	17,536
541,335	NR	Series 4150, Class BU, 4.000% due 2/15/42	583,143
686,415	NR	Series 4203, Class PS, 6.052% due 9/15/42(b)(l)	133,430
106,974	NR	Series 4206, Class CZ, 3.000% due 5/15/43	96,131
314,268	NR	Series 4210, Class Z, 3.000% due 5/15/43	284,723
212,882	NR	Series 4226, Class GZ, 3.000% due 7/15/43	195,020
410,792	NR	Series 4239, Class IO, 3.500% due 6/15/27(l)	47,783
184,228	NR	Series 4335, Class SW, 5.802% due 5/15/44(b)(l)	39,742
223,788	NR	Series R007, Class ZA, 6.000% due 5/15/36	253,119
		Federal National Mortgage Association (FNMA), ACES:
584,509	NR	Series 2006-M2, Class A2A, 5.271% due 10/25/32(b)	676,632
21,779,984	NR	Series 2013-M7, Class X2, 0.318% due 12/27/22(b)(l)	294,237
758,554	NR	Series 2014-M12, Class FA, 0.501% due 10/25/21(b)	759,502
948,622	NR	Series 2014-M8, Class FA, 0.450% due 5/25/18(b)	949,704
100,000	NR	Series 2015-M7, Class AB2, 2.502% due 12/25/24	97,355
6,608,834	NR	Series 2015-M7, Class X2, 0.631% due 12/25/24(b)(l)	269,343
21,680,690	NR	Series 2015-M8, Class X2, 0.284% due 1/25/25(b)(l)	312,744
		Federal National Mortgage Association (FNMA), Grantor Trust:
121,648	NR	Series 2000-T6, Class A3, 3.960% due 1/25/28(b)	127,162
17,304	NR	Series 2002-T6, Class A1, 3.310% due 2/25/32	17,617
		Federal National Mortgage Association (FNMA), Interest Strip:
305,187	NR	Series 409, Class C13, 3.500% due 11/25/41(l)	63,121
601,317	NR	Series 409, Class C18, 4.000% due 4/25/42(l)	131,383
102,191	NR	Series 409, Class C22, 4.500% due 11/25/39(l)	19,680
		Federal National Mortgage Association (FNMA), REMICS:
65,762	NR	Series 2004-38, Class FK, 0.549% due 5/25/34(b)	66,000
1,429	NR	Series 2004-88, Class HA, 6.500% due 7/25/34	1,436
411,736	NR	Series 2005-117, Class LC, 5.500% due 11/25/35	449,631
1,547,773	NR	Series 2006-51, Class SP, 6.451% due 3/25/36(b)(l)	200,738

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
$818,954	NR	Series 2007-68, Class SC, 6.501% due 7/25/37(b)(l)	$161,877
1,493,694	NR	Series 2008-18, Class SM, 6.801% due 3/25/38(b)(l)	250,005
213,227	NR	Series 2010-142, Class SM, 6.331% due 12/25/40(b)(l)	35,048
770,000	NR	Series 2011-131, Class PB, 4.500% due 12/25/41	886,999
802,197	NR	Series 2011-87, Class SG, 6.351% due 4/25/40(b)(l)	144,885
305,778	NR	Series 2011-90, Class AS, 6.201% due 9/25/41(b)(l)	56,661
520,060	NR	Series 2011-90, Class QI, 5.000% due 5/25/34(l)	58,907
528,447	NR	Series 2012-118, Class CI, 3.500% due 12/25/39(l)	75,720
81,920	NR	Series 2012-128, Class SL, 5.951% due 11/25/42(b)(l)	20,285
162,150	NR	Series 2012-128, Class SQ, 5.951% due 11/25/42(b)(l)	40,035
227,777	NR	Series 2012-133, Class CS, 5.951% due 12/25/42(b)(l)	46,661
79,992	NR	Series 2012-133, Class SA, 5.951% due 12/25/42(b)(l)	20,984
319,270	NR	Series 2012-46, Class BA, 6.000% due 5/25/42	361,578
493,509	NR	Series 2012-51, Class B, 7.000% due 5/25/42	571,367
67,014	NR	Series 2012-70, Class YS, 6.451% due 2/25/41(b)(l)	11,465
331,518	NR	Series 2012-74, Class SA, 6.451% due 3/25/42(b)(l)	60,247
55,253	NR	Series 2012-75, Class AO, due 3/25/42(h)	49,572
218,022	NR	Series 2012-93, Class SG, 5.901% due 9/25/42(b)(l)	44,457
475,569	NR	Series 2013-10, Class JS, 5.951% due 2/25/43(b)(l)	103,103
474,581	NR	Series 2013-10, Class SJ, 5.951% due 2/25/43(b)(l)	103,022
83,836	NR	Series 2013-67, Class KS, 5.901% due 7/25/43(b)(l)	20,588
1,083,306	NR	Series 2013-9, Class BC, 6.500% due 7/25/42	1,244,700
828,027	NR	Series 2013-9, Class CB, 5.500% due 4/25/42	931,128
		FHLMC Multifamily Structured Pass Through Certificates:
1,580,853	NR	Series K007, Class X1, 1.341% due 4/25/20(b)(l)	63,145
265,346	AAA(k)	Series K016, Class X1, 1.713% due 10/25/21(b)(l)	20,733
900,000	AAA(k)	Series K045, Class A2, 3.023% due 1/25/25	914,109
315,000	AAA(k)	Series K047, Class A2, 3.329% due 5/25/25	327,598
655,000	NR	Series K151, Class A3, 3.511% due 4/25/30	674,547
180,000	AAA(k)	Series K717, Class A2, 2.991% due 9/25/21	187,337
500,000	Aaa(c)	Series K718, Class A2, 2.791% due 1/25/22	514,410
1,719,450	Aa2(c)	Series KF02, Class A2, 0.737% due 7/25/20(b)	1,728,588
1,392,227	NR	Series KF05, Class A, 0.537% due 9/25/21(b)	1,391,680
315,000	NR	Series KSCT, Class A2, 4.285% due 1/25/20	347,181
620,000	Aaa(c)	Flatiron CLO Ltd., Series 2013-1A, Class A1, 1.689% due 1/17/26(a)(b)	617,728
805,000	AAA	Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class A, 1.490% due 9/15/19	805,836
350,000	BBB+(k)	FREMF Mortgage Trust, Series 2015-K47, Class B, 3.723% due 6/25/48(a)(b)	324,125
505,000	BBB-	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.495% due 12/15/19(a)(b)	493,396
317,908	BB+	GE Business Loan Trust, Series 2006-1A, Class C, 0.618% due 5/15/34(a)(b)	288,225
1,318,478	AAA	GMAC Commercial Mortgage Securities Inc. Trust, Series 2006-C1, Class A1A, 5.233% due 11/10/45(b)	1,319,827
231,334	A+	GMAC Home Equity Notes Loan Trust, Series 2004-VF1, Class A1, 0.949% due 2/25/31(a)(b)	227,997
		Government National Mortgage Association (GNMA):
2,869,753	NR	Series 2008-51, Class GS, 6.032% due 6/16/38(b)(l)	602,090
59,540	NR	Series 2010-107, Class SG, 5.947% due 2/20/38(b)(l)	4,088
73,772	NR	Series 2010-31, Class GS, 6.297% due 3/20/39(b)(l)	9,754
203,413	NR	Series 2010-85, Class HS, 6.447% due 1/20/40(b)(l)	35,925
3,690,708	NR	Series 2013-85, Class IA, 0.755% due 3/16/47(b)(l)	198,191
2,581,432	NR	Series 2014-105, Class IO, 1.100% due 6/16/54(b)(l)	197,635
		GS Mortgage Securities Corp. II:
705,000	Aaa(c)	Series 2012-GCJ9, Class A3, 2.773% due 11/10/45	699,168
350,000	Aa2(c)	Series 2015-GC30, Class AS, 3.777% due 5/10/50	351,320
		GS Mortgage Securities Trust:
636,230	BBB-	Series 2007-GG10, Class A1A, 5.988% due 8/10/45(b)	679,049
705,000	Aaa(c)	Series 2011-GC5, Class A4, 3.707% due 8/10/44	742,082

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
$135,646	CCC	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.549% due 9/25/35(a)(b)	$116,479
143,220	A+	GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 2.698% due 9/25/35(b)	144,006
		Harborview Mortgage Loan Trust:
479,557	BBB+	Series 2004-5, Class 2A6, 2.339% due 6/19/34(b)	480,749
161,079	NR	Series 2006-2, Class 1A, 2.689% due 2/25/36(b)	135,088
935,000	AAA	Hilton USA Trust, Series 2013-HLT, Class AFX, 2.662% due 11/5/30(a)	934,934
588,682	A+	HSBC Home Equity Loan Trust, Series 2007-3, Class APT, 1.403% due 11/20/36(b)	588,572
578,061	BBB+	HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3, 0.389% due 12/25/35(b)	569,882
3,106	AA+	Impac CMB Trust, Series 2003-1, Class 1A1, 0.999% due 3/25/33(b)	3,043
		Indymac Index Mortgage Loan Trust:
84,010	CCC	Series 2004-AR15, Class 1A1, 2.999% due 2/25/35(b)	74,457
93,016	D	Series 2005-AR15, Class A2, 2.802% due 9/25/35(b)	79,867
650,000	AAA	ING Investment Management CLO Ltd., Series 2012-4A, Class A1, 1.679% due 10/15/23(a)(b)	647,911
1,234,920	CCC	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 0.359% due 8/25/36(b)	525,584
		JPMBB Commercial Mortgage Securities Trust:
80,000	A3(c)	Series 2013-C15, Class C, 5.251% due 11/15/45(b)	84,168
40,000	Aa3(c)	Series 2013-C17, Class B, 5.050% due 1/15/47(b)	42,933
350,000	BB(k)	Series 2014-C23, Class E, 3.364% due 9/15/47(a)(b)	249,881
210,000	A3(c)	Series 2014-C24, Class C, 4.575% due 11/15/47(b)	207,501
770,000	Aaa(c)	Series 2015-C31, Class A3, 3.801% due 8/15/48	792,750
		JPMorgan Chase Commercial Mortgage Securities Trust:
3,006,857	AAA	Series 2006-CB16, Class A4, 5.552% due 5/12/45	3,059,928
33,479	AA	Series 2006-LDP9, Class A3, 5.336% due 5/15/47	34,696
729,196	AA	Series 2007-CB18, Class A1A, 5.431% due 6/12/47(b)	760,412
1,050,000	B-	Series 2007-CB18, Class AJ, 5.502% due 6/12/47(b)	1,038,941
390,000	BBB-	Series 2007-CB20, Class AM, 6.082% due 2/12/51(b)	419,641
164,969	AAA	Series 2011-C3, Class A2, 3.673% due 2/15/46(a)	167,590
825,000	AAA	Series 2011-C4, Class A3, 4.106% due 7/15/46(a)	868,937
140,000	Aaa(c)	Series 2011-C5, Class A3, 4.171% due 8/15/46	150,877
175,000	Aaa(c)	Series 2011-C5, Class AS, 5.500% due 8/15/46(a)(b)	197,650
370,000	Aa2(c)	Series 2011-C5, Class B, 5.500% due 8/15/46(a)(b)	410,563
1,357,124	Aaa(c)	Series 2012-CBX, Class A3, 3.139% due 6/15/45	1,387,769
2,580,388	Aaa(c)	Series 2012-CBX, Class XA, 1.924% due 6/15/45(b)(l)	179,001
460,000	AA	Series 2012-HSBC, Class C, 4.021% due 7/5/32(a)	472,910
650,000	AA-	Series 2014-FL6, Class B, 2.478% due 11/15/31(a)(b)	650,721
150,000	A-	Series 2014-PHH, Class C, 2.288% due 8/15/27(a)(b)	151,597
790,341	Aa1(c)	JPMorgan Trust, Series 2015-5, Class A9, 2.914% due 5/25/45(a)(b)	791,140
		LB-UBS Commercial Mortgage Trust:
190,000	AA-	Series 2006-C1, Class AM, 5.217% due 2/15/31(b)	191,658
710,000	AA-	Series 2006-C7, Class AM, 5.378% due 11/15/38	734,895
500,000	BB	Series 2007-C6, Class AM, 6.114% due 7/15/40(b)	531,280
160,000	A-	Series 2007-C7, Class AM, 6.369% due 9/15/45(b)	174,351
		Lehman XS Trust:
182,727	CCC	Series 2005-5N, Class 1A1, 0.499% due 11/25/35(b)	165,020
119,336	D	Series 2005-7N, Class 1A1B, 0.499% due 12/25/35(b)	72,207
630,000	AAA	Limerock CLO II Ltd., Series 2014-2A, Class A, 1.787% due 4/18/26(a)(b)	628,566
760,000	Aaa(c)	Magnetite IX Ltd., Series 2014-9A, Class A1, 1.715% due 7/25/26(a)(b)	756,895
993,070	A+	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, 2.757% due 11/21/34(b)	1,021,836
659,541	AA+	MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1, 2.514% due 10/25/32(b)	665,471
407,620	CCC	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4, 0.449% due 7/25/37(b)	269,638
		Merrill Lynch Mortgage Investors Trust:
67,139	A+	Series 2004-A3, Class 4A3, 2.726% due 5/25/34(b)	67,078
969,799	BBB	Series 2005-2, Class 2A, 2.520% due 10/25/35(b)	979,573
328,669	AAA	Series 2006-FF1, Class A2C, 0.399% due 8/25/36(b)	327,804

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
$909,751	AAA	Mid-State Capital Corp. Trust, Series 2004-1, Class A, 6.005% due 8/15/37	$957,091
		ML-CFC Commercial Mortgage Trust:
210,695	AAA	Series 2006-4, Class A1A, 5.166% due 12/12/49	218,495
291,000	Caa1(c)	Series 2007-5, Class AJ, 5.450% due 8/12/48(b)	285,649
260,000	B-	Series 2007-9, Class AJ, 6.193% due 9/12/49(b)	253,819
82,241	AAA	Morgan Stanley ABS Capital I Inc. Trust, Series 2004-SD3, Class A, 0.659% due 6/25/34(a)(b)	82,577
		Morgan Stanley Bank of America Merrill Lynch Trust:
30,000	Aaa(c)	Series 2013-C10, Class A4, 4.218% due 7/15/46(b)	32,211
500,000	Aaa(c)	Series 2013-C13, Class A4, 4.039% due 11/15/46	530,916
		Morgan Stanley Capital I Trust:
880,000	AAA	Series 2007-HQ11, Class A4FL, 0.329% due 2/12/44(b)	872,865
73,572	BBB	Series 2007-HQ12, Class A5, 5.861% due 4/12/49(b)	73,445
650,000	BBB-	Series 2007-HQ13, Class A3, 5.569% due 12/15/44	687,489
379,657	AAA	Series 2007-IQ13, Class A1A, 5.312% due 3/15/44	395,914
304,479	A	Series 2007-IQ14, Class A1A, 5.665% due 4/15/49(b)	321,950
200,000	A	Series 2007-IQ14, Class A4, 5.692% due 4/15/49(b)	209,860
516,359	Aaa(c)	Series 2007-T25, Class A3, 5.514% due 11/12/49(b)	537,179
955,215	AA+	New Century Home Equity Loan Trust, Series 2005-3, Class M1, 0.679% due 7/25/35(b)	954,225
		Park Place Securities Inc. Asset-Backed Pass-Through Certificates:
1,205,000	BBB	Series 2005-WCW2, Class M1, 0.699% due 7/25/35(b)	1,192,889
1,940,000	CCC	Series 2005-WHQ4, Class M2, 0.689% due 9/25/35(b)	1,578,312
		PFS Financing Corp.:
540,000	AAA	Series 2014-BA, Class A, 0.798% due 10/15/19(a)(b)	537,663
635,000	AAA	Series 2015-AA, Class A, 0.818% due 4/15/20(a)(b)	630,466
1,787,000	BBB+	Popular ABS Mortgage Pass-Through Trust, Series 2006-C, Class A4, 0.449% due 7/25/36(b)	1,700,155
		Prime Mortgage Trust:
204,672	CCC	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35(a)	206,909
78,626	CCC	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35(a)	80,100
1,310,689	CCC	Series 2006-DR1, Class 2A1, 5.500% due 5/25/35(a)	1,257,688
		RAMP Trust:
4,572	CCC	Series 2003-RS4, Class AIIB, 0.859% due 5/25/33(b)	4,085
851,013	AA	Series 2003-RS9, Class AI6A, 5.939% due 10/25/33	902,355
587,934	B+	Series 2006-NC1, Class A2, 0.389% due 1/25/36(b)	587,088
640,000	AAA	RBS Commercial Funding Inc. Trust, Series 2013-GSP, Class A, 3.961% due 1/13/32(a)(b)	669,016
30,729	CCC	Reperforming Loan REMIC Trust, Series 2004-R2, Class 1AF1, 0.619% due 11/25/34(a)(b)	27,719
434,245	Caa2(c)	Residential Asset Securitization Trust, Series 2005-A15, Class 1A4, 5.750% due 2/25/36	413,086
640,000	AAA	SCG Trust, Series 2013-SRP1, Class A, 1.587% due 11/15/26(a)(b)	637,084
201,568	NR	Small Business Administration Participation Certificates, Series 2013-20J, Class 1, 3.370% due 10/1/33	209,491
397,813	BBB+	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.463% due 11/25/34(b)	399,851
241,061	AA+	Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A3, 0.455% due 7/19/35(b)	231,717
		Structured Asset Securities Corp.:
191,437	CC	Series 2005-RF3, Class 1A, 0.549% due 6/25/35(a)(b)	156,361
309,039	BB	Series 2007-BC4, Class A3, 0.449% due 11/25/37(b)	307,920
100,000	AAA	VNDO Mortgage Trust, Series 2012-6AVE, Class A, 2.996% due 11/15/30(a)	100,473
485,000	B	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class AMFX, 5.703% due 6/15/49(a)	511,159
		WaMu Mortgage Pass Through Certificates Trust:
26,005	BBB+	Series 2004-AR11, Class A, 2.506% due 10/25/34(b)	26,319
100,343	BBB+	Series 2004-AR12, Class A2A, 0.589% due 10/25/44(b)	97,623
306,133	AA+	Series 2005-AR11, Class A1A, 0.519% due 8/25/45(b)	289,757
537,158	AA+	Series 2005-AR13, Class A1A1, 0.489% due 10/25/45(b)	500,665
296,857	BBB-	Series 2005-AR19, Class A1A2, 0.489% due 12/25/45(b)	274,838
895,617	B-	Series 2005-AR4, Class A5, 2.454% due 4/25/35(b)	883,376

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†		Rating††	Security	Value
$2,036,925		A+	Series 2006-AR1, Class 2A1A, 1.254% due 1/25/46(b)	$1,976,546
1,640,770		CCC	Series 2006-AR11, Class 1A, 1.144% due 9/25/46(b)	1,387,575
757,356		CCC	Series 2006-AR13, Class 2A, 2.187% due 10/25/46(b)	702,260
1,507,401		B+	Series 2006-AR3, Class A1A, 1.184% due 2/25/46(b)	1,393,252
406,098		CCC	Series 2007-HY4, Class 4A1, 2.126% due 9/25/36(b)	364,299
837,343		Ca(c)	Series 2007-OA2, Class 2A, 0.884% due 1/25/47(b)	614,623
			Wells Fargo Commercial Mortgage Trust:
120,000		Aa3(c)	Series 2013-LC12, Class B, 4.435% due 7/15/46(b)	124,865
1,000,000		Aa2(c)	Series 2015-C28, Class AS, 3.872% due 5/15/48	1,011,296
150,000		Aaa(c)	Series 2015-LC20, Class A5, 3.184% due 4/15/50	148,018
1,370,000		Aaa(c)	Series 2015-NXS1, Class A5, 3.148% due 5/15/48	1,353,985
310,000		A-(k)	Series 2015-NXS1, Class C, 3.848% due 5/15/48(b)	288,995
330,000		BBB-(k)	Series 2015-NXS1, Class D, 4.242% due 5/15/48(b)	283,925
			Wells Fargo Mortgage Backed Securities Trust:
706,314		Caa1(c)	Series 2006-12, Class A3, 6.000% due 10/25/36	690,684
318,708		CCC	Series 2006-AR2, Class 2A1, 2.631% due 3/25/36(b)	317,872
85,435		Caa2(c)	Series 2006-AR7, Class 2A4, 2.732% due 5/25/36(b)	81,645
			WF-RBS Commercial Mortgage Trust:
738,913		Aaa(c)	Series 2011-C2, Class A2, 3.791% due 2/15/44(a)	741,009
750,000		Aaa(c)	Series 2011-C2, Class A4, 4.869% due 2/15/44(a)(b)	832,142
784,331		Aaa(c)	Series 2011-C4, Class A2, 3.454% due 6/15/44(a)	794,247
1,050,000		Aaa(c)	Series 2011-C4, Class A3, 4.394% due 6/15/44(a)	1,121,714
1,035,000		Aaa(c)	Series 2011-C5, Class A4, 3.667% due 11/15/44	1,089,684
1,914,122		Aaa(c)	Series 2012-C7, Class XA, 1.687% due 6/15/45(a)(b)(l)	148,854
145,000		Aaa(c)	Series 2013-C14, Class A4, 3.073% due 6/15/46	145,540
2,607,708		Aaa(c)	Series 2014-C20, Class XA, 1.382% due 5/15/47(b)(l)	178,698
240,000		BBB-(k)	Series 2014-C22, Class D, 4.057% due 9/15/57(a)(b)	205,326

			TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $139,088,748)	138,066,220

SOVEREIGN BONDS — 3.1%
Brazil — 0.3%
656,000	BRL	BBB+	Brazil Notas do Tesouro Nacional Serie B , 6.000% due 8/15/50	424,458
4,266,000	BRL	BBB+	Brazil Notas do Tesouro Nacional Serie F , 10.000% due 1/1/17	1,143,005
			Federative Republic of Brazil:
452,000		BBB-	4.875% due 1/22/21	461,040
200,000		BBB-	4.250% due 1/7/25	185,750
490,000		BBB-	5.625% due 1/7/41	438,550
400,000		BBB-	5.000% due 1/27/45	324,000

			Total Brazil	2,976,803

Canada — 0.0%
152,000		AA	Province of Manitoba Canada, 3.050% due 5/14/24	157,108

China — 0.0%
			China Government Bond:
1,000,000	CNH	Aa3(c)	3.380% due 11/21/24	153,446
1,000,000	CNY	Aa3(c)	3.390% due 5/21/25	155,199

			Total China	308,645

Colombia — 0.1%
			Colombia Government International Bond:
615,000		BBB	4.000% due 2/26/24	598,087
370,000		BBB	5.625% due 2/26/44	361,213

			Total Colombia	959,300

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†		Rating††	Security	Value
Indonesia — 0.1%
$500,000		BB+	Indonesia Government International Bond , 3.750% due 4/25/22	$480,650

Italy — 0.6%
3,860,000	EUR	Baa2u(c)	Italy Buoni Poliennali Del Tesoro , 3.750% due 9/1/24	4,989,074

Mexico — 0.9%
			Mexican Bonos:
2,118,000	MXN	A	8.000% due 6/11/20	141,585
30,492,700	MXN	A	6.500% due 6/9/22	1,900,473
15,120,000	MXN	A	10.000% due 12/5/24	1,158,484
46,325,700	MXN	A	7.750% due 11/13/42	3,144,608
			Mexico Government International Bond:
61,000		BBB+	3.500% due 1/21/21	61,991
174,000		BBB+	3.625% due 3/15/22	174,870
400,000		BBB+	3.600% due 1/30/25	393,000
78,000		BBB+	6.050% due 1/11/40	87,750
828,000		BBB+	4.750% due 3/8/44	776,250
300,000		BBB+	5.550% due 1/21/45	314,625

			Total Mexico	8,153,636

Panama — 0.0%
200,000		BBB	Panama Government International Bond , 4.000% due 9/22/24	200,000

Peru — 0.1%
			Peruvian Government International Bond:
218,000		A3e(c)	4.125% due 8/25/27	217,455
60,000		BBB+	6.550% due 3/14/37	71,700
290,000		BBB+	5.625% due 11/18/50	313,200

			Total Peru	602,355

Poland — 0.6%
17,430,000	PLN	A	Poland Government Bond , 3.250% due 7/25/25	4,727,539
610,000		A-	Poland Government International Bond , 4.000% due 1/22/24	642,797

			Total Poland	5,370,336

Russia — 0.1%
			Russian Foreign Bond — Eurobond:
375,625		BB+	step bond to yield, 7.500% due 3/31/30	440,447
43,750		BB+	step bond to yield, 7.500% due 3/31/30	51,300

			Total Russia	491,747

South Africa — 0.1%
520,000		BBB-	South Africa Government International Bond , 5.875% due 9/16/25	563,043

Turkey — 0.2%
			Turkey Government International Bond:
600,000		Baa3(c)	5.750% due 3/22/24	637,962
580,000		Baa3(c)	7.375% due 2/5/25	682,080

			Total Turkey	1,320,042

Uruguay — 0.0%
150,000		BBB	Uruguay Government International Bond , 4.500% due 8/14/24	155,062

			TOTAL SOVEREIGN BONDS (Cost — $28,943,326)	26,727,801

ASSET-BACKED SECURITIES — 2.0%
Automobiles — 0.3%
562,071		AAA	Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A3, 0.850% due 5/15/18(a)	562,412

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Automobiles — 0.3% — (continued)
		Drive Auto Receivables Trust:
$880,000	AAA	Series 2015-BA, Class A3, 1.300% due 6/15/18(a)	$879,973
965,000	AAA	Series 2015-CA, Class A3, 1.380% due 10/15/18(a)	965,144

		Total Automobiles	2,407,529

Credit Cards — 0.1%
600,000	AAA	Chase Issuance Trust, Series 2015-A2, Class A2, 1.590% due 2/18/20	602,910
750,000	AAA	Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3, 0.392% due 5/9/18(b)	749,887

		Total Credit Cards	1,352,797

Student Loans — 1.6%
593,265	AA+	CIT Education Loan Trust, Series 2007-1, Class A, 0.371% due 3/25/42(a)(b)	551,605
850,000	AA+	EFS Volunteer LLC, Series 2010-1, Class A2, 1.145% due 10/25/35(a)(b)	839,430
		Navient Private Education Loan Trust:
630,000	AAA	Series 2014-AA, Class A2B, 1.448% due 2/15/29(a)(b)	632,455
394,436	AAA	Series 2014-CTA, Class A, 0.898% due 9/16/24(a)(b)	391,700
		SLM Private Education Loan Trust:
303,908	AAA	Series 2012-A, Class A1, 1.598% due 8/15/25(a)(b)	305,111
705,000	AAA	Series 2012-C, Class A2, 3.310% due 10/15/46(a)	722,418
680,000	AAA	Series 2012-D, Class A2, 2.950% due 2/15/46(a)	694,482
274,107	AAA	Series 2012-E, Class A1, 0.948% due 10/16/23(a)(b)	274,001
		SLM Student Loan Trust:
1,220,000	AAA	Series 2003-11, Class A6, 1.036% due 12/15/25(a)(b)	1,183,165
1,400,000	AAA	Series 2004-1, Class A4, 0.555% due 10/27/25(b)	1,334,444
558,121	AAA	Series 2004-8A, Class A5, 0.795% due 4/25/24(a)(b)	553,454
880,000	AA+	Series 2005-5, Class A5, 1.045% due 10/25/40(b)	808,730
1,371,274	AAA	Series 2005-6, Class A5B, 1.495% due 7/27/26(b)	1,375,212
1,070,000	AAA	Series 2005-6, Class A6, 0.435% due 10/27/31(b)	1,013,861
1,436,078	AAA	Series 2011-2, Class A1, 0.799% due 11/25/27(b)	1,427,508
		SMB Private Education Loan Trust:
895,000	AAA	Series 2015-B, Class A1, 0.891% due 2/15/23(a)(b)	894,959
680,000	AAA	Series 2015-B, Class A2A, 2.980% due 7/15/27(a)	683,391

		Total Student Loans	13,685,926

		TOTAL ASSET-BACKED SECURITIES (Cost — $17,520,526)	17,446,252

MUNICIPAL BONDS — 0.5%
California — 0.1%
80,000	AA-	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health Project, Series A, 5.000% due 8/15/52	86,590
		State of California, GO:
100,000	AA-	5.000% due 12/1/37	108,156
150,000	AA-	5.000% due 9/1/42	167,697
		University of California, Revenue Bonds:
25,000	AA	Series AD, 4.858% due 5/15/12	23,627
400,000	AA	Series AJ, 4.601% due 5/15/31	429,416
266,000	AA	Series AQ, 4.767% due 5/15/2115	246,465
90,000	AA-	Series G, 5.000% due 5/15/37	101,547

		Total California	1,163,498

Delaware — 0.0%
300,000	AA+	Northstar Education Finance Inc., Revenue Bonds, Student Loan Asset Backed Notes, Series 2007-1, GTDSTD-Insured, 1.325% due 1/29/46(b)	276,011

Illinois — 0.0%
280,000	A-	State of Illinois, GO, 5.500% due 7/1/24	305,418

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount/Units†	Rating††	Security	Value
Massachusetts — 0.1%
$185,000	AA	Massachusetts Development Finance Agency, Revenue Bonds, Series M-4, 5.000% due 7/1/44	$201,994
100,000	AA+	Massachusetts School Building Authority, Revenue Bonds, Series B, 5.000% due 10/15/41	112,645

		Total Massachusetts	314,639

Minnesota — 0.0%
325,000	AA+	Northstar Education Finance Inc., Revenue Bonds, Student Loan Asset Backed Notes, Series 2007-1, GTDSTD-Insured, 1.125% due 1/29/46(b)	299,009

Missouri — 0.0%
100,000	AAA	Metropolitan St Louis Sewer District, Revenue Bonds, Series A, 5.000% due 5/1/42	111,670

Nevada — 0.1%
435,000	AA+	Las Vegas Valley Water District, GO, Series B, 5.000% due 6/1/37	487,183

New Jersey — 0.0%
165,000	A-	New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series AA, 5.000% due 6/15/36	165,304

New York — 0.1%
80,000	AAA	New York City Transitional Finance Authority, Future Tax Secured Revenue, Series A, 5.000% due 11/1/42	89,233
		New York City Water & Sewer System, Revenue Bonds:
300,000	AA+	Series CC, 5.882% due 6/15/44	384,552
120,000	AA+	Series BB, 5.000% due 6/15/47	132,534
270,000	AAA	New York State Urban Development Corp., Revenue Bonds, Series E, 5.000% due 3/15/24	323,252

		Total New York	929,571

Texas — 0.0%
235,000	A+	Dallas/Fort Worth International Airport, Revenue Bonds, Series A, 5.000% due 11/1/45(m)	246,294

Virginia — 0.1%
377,670	AAA	Virginia Housing Development Authority, Revenue Bonds, Series C, 6.000% due 6/25/34	402,732

		TOTAL MUNICIPAL BONDS (Cost — $4,634,284)	4,701,329

SENIOR LOANS — 0.1%
49,747	NR	FMG Resources August 2006 Pty Ltd. (Restricted), 3.750% due 6/30/19	40,378
206,325	NR	Gardner Denver Inc. (Restricted), 4.250% due 7/30/20	197,373
73,980	NR	Hilton Worldwide Finance LLC (Restricted), 3.500% due 10/26/20	73,984
205,275	NR	Michaels Stores Inc. (Restricted), 3.750% due 1/28/20	205,019
160,000	NR	Staples Inc. (Restricted), due 4/23/21(n)	159,560
113,604	NR	Sungard Data Systems Inc. (Restricted), 4.000% due 3/8/20	113,621

		TOTAL SENIOR LOANS (Cost — $808,087)	789,935

Shares/Units
PREFERRED STOCK — 0.1%
FINANCIALS — 0.1%
Banks — 0.1%
30,275		GMAC Capital Trust I, 8.125%(b) (Cost — $751,009)	772,921

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Notional Amount/ Number of Contracts		Security	Value
PURCHASED OPTIONS — 0.0%
United States — 0.0%
26		Option on 3-Month Eurodollar December Futures, Put @ 98.88, expires 12/14/2015, GSC	$162
26		Option on 3-Month Eurodollar December Futures, Call @ 99.63, expires 12/14/2015, GSC	1,462
1,450,000		Swaption, 3-Month USD-LIBOR, Put @ 5.00%, expires 01/14/2019, BCLY	19,381
41		U.S. Treasury 10-Year Note November Futures, Put @ $126.00, expires 10/23/2015, GSC	25,625
19		U.S. Treasury 10-Year Note October Futures, Put @ $124.50, expires 09/25/2015, GSC	2,078
12		U.S. Treasury 10-Year Note October Futures, Put @ $126.50, expires 09/25/2015, GSC	6,375
4		U.S. Treasury 10-Year Note October Futures, Call @ $129.50, expires 09/25/2015, GSC	375

		Total United States	55,458

		TOTAL PURCHASED OPTIONS (Cost — $140,419)	55,458

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $833,231,155)	833,748,332

Face Amount†
SHORT-TERM INVESTMENTS(o) — 10.8%
MONEY MARKET FUND — 0.1%
$733,911		Invesco STIT — Government & Agency Portfolio## (Cost — $733,911)	733,911

REPURCHASE AGREEMENTS — 3.0%
9,700,000		Barclays Capital Inc. repurchase agreement dated 08/31/15, 0.100% due 9/1/15, Proceeds at maturity — $9,700,027; (Fully collateralized by U.S. Treasury Note, 1.625% due 7/31/19; Market Valued — $9,893,805)(i)	9,700,000
16,000,000		Merrill Lynch repurchase agreement dated 08/31/15, 0.110% due 9/1/15, Proceeds at maturity — $16,000,049; (Fully collateralized by U.S. Treasury Bond, 4.625% due 2/15/40; Market Valued — $16,320,000)(i)	16,000,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $25,700,000)	25,700,000

TIME DEPOSITS — 3.6%
4,142,441		ANZ National Bank — London, 0.030% due 9/1/15	4,142,441
9,641,500		Barclays Bank — New York, 0.030% due 9/1/15	9,641,500
		DNB — Oslo:
20,191	EUR	(0.219)% due 9/1/15	22,655
10,625,190		0.030% due 9/1/15	10,625,190
6,178,720		Nordea Bank AB — Oslo, 0.030% due 9/1/15	6,178,720

		TOTAL TIME DEPOSITS (Cost — $30,610,506)	30,610,506

U.S. GOVERNMENT AGENCIES — 4.1%
		Federal Home Loan Bank (FHLB), Discount Notes:
3,005,000		0.070% due 9/9/15(i)	3,004,953
13,300,000		0.071% due 10/2/15(i)	13,299,190
1,505,000		0.170% due 11/9/15(i)	1,504,510
2,775,000		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.215% due 1/5/16(i)	2,772,912
		Federal National Mortgage Association (FNMA), Discount Notes:
7,360,000		0.150% due 11/4/15(i)	7,358,038
7,345,000		0.150% due 11/24/15(i)	7,342,429

		TOTAL U.S. GOVERNMENT AGENCIES (Cost — $35,282,032)	35,282,032

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Face Amount†	Security	Value
U.S. GOVERNMENT OBLIGATIONS — 0.0%
	U.S. Treasury Bills:
$118,000	0.000% due 9/3/15(i)(p)	$118,000
35,000	0.018% due 10/15/15(i)(p)	34,999

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $ 152,999)	152,999

	TOTAL SHORT-TERM INVESTMENTS (Cost — $ 92,479,448)	92,479,448

	TOTAL INVESTMENTS — 107.8% (Cost — $ 925,710,603#)	926,227,780

	Liabilities in Excess of Other Assets — (7.8)%	(66,898,494)

	TOTAL NET ASSETS — 100.0%	$859,329,286

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Restricted security that may be sold to ‘‘qualified institutional buyers’’ pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2015.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	All or a portion of this security is on loan (See Note 1).
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(g)	Illiquid security.
(h)	Principal only security.
(i)	Rate shown represents yield-to-maturity.
(j)	This security is traded on a TBA basis (see Note 1).
(k)	Rating by Fitch Ratings Service. All ratings are unaudited.
(l)	Interest only security.
(m)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(n)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 10.7%.
(p)	All or a portion of this security is held at the broker as collateral for open futures contracts.
##	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $929,665,309.

Abbreviations used in this schedule:
ABS	— Asset-Based Security
CLO	— Collateralized Loan Obligation
GO	— General Obligation
GTDSTD	— Guaranteed Student Loans
MASTR	— Mortgage Asset Securitization Transactions Inc.
PLC	— Public Limited Company
REMICS	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principals

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

Summary of Investments by Security Type^
Corporate Bonds & Notes	25.3%
U.S. Government & Agency Obligations	22.8
Mortgage-Backed Securities	21.6
Collateralized Mortgage Obligations	14.9
Sovereign Bonds	2.9
Asset-Backed Securities	1.9
Municipal Bonds	0.5
Senior Loans	0.1
Preferred Stock	0.1
Purchased Options	0.0 **
Short-Term Investments	9.9

100.0%

^	As a percentage of total investments.
**	Position represents less than 0.1%.

Schedule of Options Contracts Written

Notional Amount/ Number of Contracts	Security Name	Counterparty	Expiration Date	Strike Price	Value
United States
26	3-Month Eurodollar December Futures, Call	GSC	12/14/15	$99.25	$17,875
26	3-Month Eurodollar December Futures, Put	GSC	12/14/15	99.25	325
28	3-Month Eurodollar March Futures, Call	GSC	3/14/16	99.25	14,000
5,470,000	Swaption, 3-Month USD-LIBOR, Put	BCLY	1/14/19	5.00	23,598
13	U.S. Treasury 5-Year Note October Futures, Call	GSC	9/25/15	120.00	3,047
36	U.S. Treasury 5-Year Note October Futures, Call	GSC	9/25/15	120.00	8,437
81	U.S. Treasury 10-Year Note November Futures, Put	GSC	10/23/15	124.00	16,453
41	U.S. Treasury 10-Year Note November Futures, Call	GSC	10/23/15	129.00	16,016
35	U.S. Treasury 10-Year Note November Futures, Call	GSC	10/23/15	129.50	10,391
36	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/25/15	123.50	1,687
24	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/25/15	125.00	4,125
25	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/25/15	125.00	4,296
9	U.S. Treasury 10-Year Note October Futures, Put	GSC	9/25/15	125.50	2,250
11	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/25/15	128.50	2,578
19	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/25/15	129.00	2,672
10	U.S. Treasury 10-Year Note October Futures, Call	GSC	9/25/15	130.50	469
12	U.S. Treasury Long Bond November Futures, Call	GSC	10/23/15	163.00	7,125
19	U.S. Treasury Long Bond October Futures, Put	GSC	9/25/15	148.00	6,234
48	U.S. Treasury Long Bond October Futures, Call	GSC	9/25/15	160.00	22,500
8	U.S. Treasury Long Bond October Futures, Call	GSC	9/25/15	161.00	2,750
17	U.S. Treasury Long Bond October Futures, Call	GSC	9/25/15	161.00	5,844
31	U.S. Treasury Long Bond October Futures, Call	GSC	9/25/15	162.00	7,750
12	U.S. Treasury Long Bond October Futures, Call	GSC	9/25/15	163.00	2,063
12	U.S. Treasury Long Bond October Futures, Call	GSC	9/25/15	165.00	1,125
51	U.S. Treasury Long Bond October Futures, Call	GSC	9/25/15	166.00	3,188

	TOTAL OPTIONS CONRACTS WRITTEN (Premiums received — $420,248)				$186,798

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

During the year ended August 31, 2015, options contracts written transactions for Core Fixed Income Investments was as follows:

	Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2014	44,570,078	$500,810
Options written	65,904,747	1,884,038
Options closed	(28,402,560)	(1,084,794)
Options expired	(76,601,635)	(879,806)

Options contracts written, outstanding at August 31, 2015	5,470,630	$420,248

At August 31, 2015, Core Fixed Income Investments had open exchange traded futures contracts as described below. The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month/Year)	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro-Bobl September Futures	48	9/15	$7,003,207	$29,353
Euro-BTP September Futures	1	9/15	151,668	4,230
U.S. Treasury 2-Year Note December Futures	135	12/15	29,493,281	(54,297)
U.S. Treasury 5-Year Note December Futures	10	12/15	1,194,375	(6,562)
U.S. Treasury 10-Year Note December Futures	101	12/15	12,833,313	(121,844)
U.S. Treasury Ultra Long Bond December Futures	83	12/15	13,147,719	(312,875)

				$(461,995)

Contracts to Sell:
90-Day Eurodollar December Futures	96	12/15	23,884,800	(33,300)
90-Day Eurodollar December Futures	101	12/16	24,949,525	(62,650)
90-Day Eurodollar March Futures	313	3/16	77,764,850	(122,213)
90-Day Eurodollar September Futures	502	9/15	125,035,650	(27,163)
Euro FX Currency September Futures	6	9/15	842,925	(7,950)
Euro-Bund September Futures	66	9/15	11,337,125	(169,620)
U.S. Treasury 5-Year Note September Futures	31	9/15	3,714,188	8,507
U.S. Treasury Long Bond December Futures	132	12/15	20,410,500	470,844

				56,455

Net Unrealized Depreciation on Open Exchange Traded Futures Contracts				$(405,540)

At August 31, 2015, Core Fixed Income Investments had deposited cash of $1,084,741 with a broker or brokers as margin collateral on open exchange traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Core Fixed Income Investments

At August 31, 2015, Core Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Euro	2,393,578	BCLY	$2,687,520	10/16/15	$43,727
Indian Rupee	8,380,000	CITI	126,023	9/14/15	(831)
Indian Rupee	14,100,000	BCLY	210,757	10/16/15	(8,732)
Indian Rupee	116,000,000	CITI	1,733,887	10/16/15	(71,560)

					(37,396)

Contracts to Sell:
British Pound	1,020,000	CITI	1,564,967	10/16/15	17,828
Euro	8,746,483	BCLY	9,820,590	10/16/15	(183,059)
Euro	1,045,683	BOA	1,174,098	10/16/15	(19,481)
Euro	8,660,000	CITI	9,723,487	10/16/15	(170,035)
Indian Rupee	8,380,000	CITI	126,023	9/14/15	2,217
Indian Rupee	14,100,000	BCLY	210,757	10/16/15	3,724
Indian Rupee	107,620,000	CITI	1,608,628	10/16/15	20,837
Indian Rupee	8,380,000	CITI	125,258	10/16/15	795

					(327,174)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$(364,570)

At August 31, 2015, Core Fixed Income Investments held the following Over The Counter (OTC) interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Receive	3-Month USD-LIBOR	2.147%	11/15/2027	BCLY	USD	595,000	$(34,677)	$—	$(34,677)
Receive	3-Month USD-LIBOR	2.750%	02/17/2042	BCLY	USD	1,545,000	(15,339)	—	(15,339)

							$(50,016)	$—	$(50,016)

At August 31, 2015, Core Fixed Income Investments deposited cash collateral with brokers in the amount of $50,000 for open OTC interest rate swap contracts.

At August 31, 2015, Core Fixed Income Investments held the following centrally cleared interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Unrealized Depreciation
Receive	3-Month USD-LIBOR	3.676%	11/15/2043	CITI	USD 910,000	$(185,089)

At August 31, 2015, Core Fixed Income Investments deposited cash collateral with brokers in the amount of $77,241 for open centrally cleared interest rate swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
BRL	— Brazilian Real	BCLY	— Barclays Bank PLC
CNH	— Chinese Offshore Renminbi	BOA	— Bank of America
CNY	— Chinese Onshore Renminbi	CITI	— Citigroup Global Markets Inc.
EUR	— Euro	GSC	— Goldman Sachs & Co.
MXN	— Mexican Peso
PLN	— Polish Zloty

See pages 158 and 159 for definition of ratings.

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
CORPORATE BONDS & NOTES — 93.1%
Aerospace & Defense — 0.7%
$610,000	BB-	CBC Ammo LLC/CBC FinCo Inc., Senior Unsecured Notes, 7.250% due 11/15/21(a)	$574,925
200,000	B	GenCorp Inc., Secured Notes, 7.125% due 3/15/21	211,500
180,000	B	LMI Aerospace Inc., Secured Notes, 7.375% due 7/15/19	174,600
130,000	BB-	Orbital ATK Inc., Company Guaranteed Notes, 5.250% due 10/1/21	133,250
710,000	CCC+	TransDigm Inc., Company Guaranteed Notes, 7.500% due 7/15/21	759,700

		Total Aerospace & Defense	1,853,975

Airlines — 1.7%
875,000	B	Air Canada, Company Guaranteed Notes, 7.750% due 4/15/21(a)	938,980
283,170	BBB-	American Airlines Class B Pass Through Trust, Series 2013-1, Pass Thru Certificates, 5.625% due 1/15/21(a)	292,019
436,607	BBB-	American Airlines Class B Pass Through Trust, Series 2013-2, Pass Thru Certificates, 5.600% due 7/15/20(a)	449,159
40,000	BB	American Airlines Class C Pass Through Trust, Series 2013-1, Pass Thru Certificates, 6.125% due 7/15/18(a)	41,400
430,000	B+	American Airlines Group Inc., Company Guaranteed Notes, 5.500% due 10/1/19(a)	441,288
124,770	BB+	Continental Airlines Class B Pass Through Trust, Series 2007-1, Pass Thru Certificates, 6.903% due 4/19/22	133,684
25,826	BBB	Continental Airlines Class B Pass Through Trust, Series 2012-2, Pass Thru Certificates, 5.500% due 10/29/20	26,762
50,103	BBB	Delta Air Lines Class B Pass Through Trust, Series 2007-1, Pass Thru Certificates, 8.021% due 8/10/22	57,117
41,538	A-	Delta Air Lines Class B Pass Through Trust, Series 2009-1, Pass Thru Certificates, 9.750% due 12/17/16	44,602
30,000	A-	Delta Air Lines Class B Pass Through Trust, Series 2010-1, Pass Thru Certificates, 6.375% due 1/2/16(a)	30,412
172,831	BBB	United Airlines Class B Pass Through Trust, Series 2013-1, Pass Thru Certificates, 5.375% due 8/15/21	177,368
420,000	BBB	United Airlines Class B Pass Through Trust, 2014-1 Series, Pass Thru Certificates, 4.750% due 4/11/22	421,575
270,000	BBB	United Airlines Class B Pass Through Trust, Series 2014-2, Pass Thru Certificates, 4.625% due 9/3/22	270,337
206,466	BBB-	US Airways Class B Pass Through Trust, Series 2012-2, Pass Thru Certificates, 6.750% due 6/3/21	218,080
183,712	BBB-	US Airways Class B Pass Through Trust, Series 2013-1 Pass Thru Certificates, 5.375% due 11/15/21	190,372
575,000	(P)B-	VistaJet Malta Finance PLC/VistaJet Co. Finance LLC, Company Guaranteed Notes, 7.750% due 6/1/20(a)	520,375

		Total Airlines	4,253,530

Auto Components — 0.9%
200,000	BB-	FCA US LLC/CG Co.-Issuer Inc., Secured Notes, 8.250% due 6/15/21	215,040
560,000	BBB-	General Motors Co., Senior Unsecured Notes, 5.200% due 4/1/45	529,441
1,480,000	B	Schaeffler Holding Finance BV, Senior Secured Notes, 6.875% (6.875% cash or 7.625% PIK) due 8/15/18(a)(b)	1,531,060

		Total Auto Components	2,275,541

Banks — 2.5%
440,000	BB+	Bank of America Corp., Junior Subordinated Notes, 5.200%(c)(d)	416,020
200,000	BB+	Barclays Bank PLC, Subordinated Notes, 7.625% due 11/21/22	228,375
200,000	B+	Barclays PLC, Junior Subordinated Notes, 8.250%(c)(d)	212,549
		CIT Group Inc., Senior Unsecured Notes:
730,000	BB-	5.375% due 5/15/20	764,675
30,000	BB-	5.000% due 8/15/22	30,563
1,250,000	BB-	5.000% due 8/1/23	1,268,750

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Banks — 2.5% — (continued)
$810,000	BB+	Citigroup Inc., Junior Subordinated Notes, 5.950%(c)(d)	$775,575
210,000	BB+	Credit Agricole SA, Junior Subordinated Notes, 8.375%(a)(c)(d)	241,237
310,000	Baa3(e)	HSBC Holdings PLC, Junior Subordinated Notes, 6.375%(c)(d)	306,900
170,000	BBB-	M&T Bank Corp., Junior Subordinated Notes, 6.875%(d)	172,125
785,000	B	Provident Funding Associates LP/PFG Finance Corp., Company Guaranteed Notes, 6.750% due 6/15/21(a)	749,675
620,000	BB	Royal Bank of Scotland Group PLC, Subordinated Notes, 6.000% due 12/19/23	663,120
460,000	BB+	Synovus Financial Corp., Senior Unsecured Notes, 7.875% due 2/15/19	520,375

		Total Banks	6,349,939

Beverages — 1.1%
570,000	CCC+	Beverages & More Inc., Senior Secured Notes, 10.000% due 11/15/18(a)	560,737
370,000	B-	Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Senior Secured Notes, 10.625% due 8/1/18(a)	366,300
		Constellation Brands Inc., Company Guaranteed Notes:
190,000	BB+	6.000% due 5/1/22	209,950
270,000	BB+	4.250% due 5/1/23	272,295
		Cott Beverages Inc., Company Guaranteed Notes:
260,000	B-	6.750% due 1/1/20	270,400
730,000	B-	5.375% due 7/1/22	719,050
370,000	BB-	DS Services of America Inc., Secured Notes, 10.000% due 9/1/21(a)	431,513

		Total Beverages	2,830,245

Biotechnology — 0.3%
220,000	B+	AMAG Pharmaceuticals Inc., Company Guaranteed Notes, 7.875% due 9/1/23(a)	226,325
480,000	CCC+	Concordia Healthcare Corp., Company Guaranteed Notes, 7.000% due 4/15/23(a)	496,848

		Total Biotechnology	723,173

Building Products — 0.4%
415,000	BB-	Griffon Corp., Company Guaranteed Notes, 5.250% due 3/1/22	398,919
240,000	B	Hardwoods Acquisition Inc., Secured Notes, 7.500% due 8/1/21(a)	229,200
450,000	B	Woodside Homes Co. LLC/Woodside Homes Finance Inc., Company Guaranteed Notes, 6.750% due 12/15/21(a)	418,500

		Total Building Products	1,046,619

Capital Markets — 0.3%
810,000	BBB-	E*TRADE Financial Corp., Senior Unsecured Notes, 5.375% due 11/15/22	848,475

Chemicals — 1.1%
500,000	BB	Axiall Corp., Company Guaranteed Notes, 4.875% due 5/15/23	486,875
230,000	BB+	Celanese US Holdings LLC, Company Guaranteed Notes, 4.625% due 11/15/22	225,112
220,000	CCC+	Eco Services Operations LLC/Eco Finance Corp., Senior Unsecured Notes, 8.500% due 11/1/22(a)	211,200
90,000	B+	Hercules Inc., Junior Subordinated Notes, 6.500% due 6/30/29	79,931
460,000	CCC	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 8.875% due 2/1/18	402,500
355,000	B-	Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Secured Notes, 6.500% due 4/15/21(a)	360,865
1,095,000	B	TPC Group Inc., Senior Secured Notes, 8.750% due 12/15/20(a)	985,500

		Total Chemicals	2,751,983

Commercial Services & Supplies — 4.0%
500,000	BB-	ADT Corp. (The), Senior Unsecured Notes, 4.875% due 7/15/42	392,500
600,000	B	Ahern Rentals Inc., Secured Notes, 7.375% due 5/15/23(a)	528,000
		Ashtead Capital Inc., Secured Notes:
460,000	BB	6.500% due 7/15/22(a)	480,700
380,000	BB	5.625% due 10/1/24(a)	379,289

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Commercial Services & Supplies — 4.0% — (continued)
		Cenveo Corp.:
$1,600,000	CCC	Company Guaranteed Notes, 11.500% due 5/15/17	$1,510,000
470,000	B	Senior Secured Notes, 6.000% due 8/1/19(a)	398,325
210,000	CCC+	Garda World Security Corp., Company Guaranteed Notes, 7.250% due 11/15/21(a)	197,400
744,000	BB-	H&E Equipment Services Inc., Company Guaranteed Notes, 7.000% due 9/1/22	744,000
565,000	B-	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Company Guaranteed Notes, 6.375% due 8/1/23(a)	561,327
100,000	BB+	JM Huber Corp., Senior Unsecured Notes, 9.875% due 11/1/19(a)	106,250
400,000	BB-	Mobile Mini Inc., Company Guaranteed Notes, 7.875% due 12/1/20	419,000
470,000	B-	Modular Space Corp., Secured Notes, 10.250% due 1/31/19(a)	345,450
470,000	CCC+	Monitronics International Inc., Company Guaranteed Notes, 9.125% due 4/1/20	441,800
110,000	B-	NES Rentals Holdings Inc., Secured Notes, 7.875% due 5/1/18(a)	109,725
315,000	B-	Park-Ohio Industries Inc., Company Guaranteed Notes, 8.125% due 4/1/21	329,962
110,000	B-	StoneMor Partners LP/Cornerstone Family Services of WV, Company Guaranteed Notes, 7.875% due 6/1/21	113,850
		United Rentals North America Inc., Company Guaranteed Notes:
200,000	BB-	7.375% due 5/15/20	213,250
1,345,000	BB-	7.625% due 4/15/22	1,455,963
820,000	BB-	5.750% due 11/15/24	811,800
850,000	B+	West Corp., Company Guaranteed Notes, 5.375% due 7/15/22(a)	802,188

		Total Commercial Services & Supplies	10,340,779

Communications Equipment — 0.3%
		CommScope Inc.:
		Company Guaranteed Notes:
235,000	B	5.000% due 6/15/21(a)	232,991
235,000	B	5.500% due 6/15/24(a)	229,125
60,000	BB	Senior Secured Notes, 4.375% due 6/15/20(a)	60,675
350,000	B	CommScope Technologies Finance LLC, Senior Secured Notes, 6.000% due 6/15/25(a)	341,250

		Total Communications Equipment	864,041

Construction Materials — 0.6%
700,000	B-	Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Unsecured Notes, 8.875% (8.875% cash or 9.625% PIK) due 4/15/19(a)(b)	609,000
400,000	B+	Michael Baker International LLC/CDL Acquisition Co., Inc., Senior Secured Notes, 8.250% due 10/15/18(a)	392,000
430,000	B+	US Concrete Inc., Senior Secured Notes, 8.500% due 12/1/18	451,500

		Total Construction Materials	1,452,500

Consumer Finance — 1.0%
		Ally Financial Inc., Company Guaranteed Notes:
294,000	BB+	8.000% due 3/15/20	344,715
224,000	BB+	7.500% due 9/15/20	260,400
335,000	BB+	8.000% due 11/1/31	397,886
240,000	BB	Dufry Finance SCA, Company Guaranteed Notes, 5.500% due 10/15/20(a)	250,387
170,000	BB	First Cash Financial Services Inc., Company Guaranteed Notes, 6.750% due 4/1/21	175,950
		Navient Corp., Senior Unsecured Notes:
120,000	BB	8.450% due 6/15/18	127,500
140,000	BB	5.875% due 3/25/21	126,000
860,000	BB	5.875% due 10/25/24	728,850

		Total Consumer Finance	2,411,688

Containers & Packaging — 1.8%
200,000	CCC+	Ardagh Finance Holdings SA, Senior Unsecured Notes, 8.625% (0.000% cash or 8.625% PIK) due 6/15/19(a)(b)	212,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Containers & Packaging — 1.8% — (continued)
		Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.:
$350,000	B+	Senior Secured Notes, 3.286% due 12/15/19(a)(c)	$343,875
215,294	Caa1(e)	Senior Unsecured Notes, 7.000% due 11/15/20(a)	218,524
440,000	BB+	Ball Corp., Company Guaranteed Notes, 5.250% due 7/1/25	439,450
200,000	B-	Berry Plastics Corp., Secured Notes, 5.125% due 7/15/23	187,500
730,000	CCC+	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, Company Guaranteed Notes, 6.000% due 6/15/17(a)	729,087
290,000	CCC	BWAY Holding Co., Senior Unsecured Notes, 9.125% due 8/15/21(a)	295,800
430,000	B-	Coveris Holdings SA, Company Guaranteed Notes, 7.875% due 11/1/19(a)	419,250
110,000	BB+	Graphic Packaging International Inc., Company Guaranteed Notes, 4.750% due 4/15/21	111,925
		Pactiv LLC, Senior Unsecured Notes:
310,000	CCC+	7.950% due 12/15/25	300,700
680,000	CCC+	8.375% due 4/15/27	666,400
585,000	B+	Plastipak Holdings Inc., Senior Unsecured Notes, 6.500% due 10/1/21(a)	576,225

		Total Containers & Packaging	4,500,736

Diversified Consumer Services — 0.3%
		Service Corp. International, Senior Unsecured Notes:
500,000	BB	5.375% due 5/15/24	522,500
130,000	BB	7.500% due 4/1/27	150,738

		Total Diversified Consumer Services	673,238

Diversified Financial Services — 3.1%
		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Company Guaranteed Notes:
280,000	BB+	4.500% due 5/15/21	285,250
410,000	BB+	4.625% due 7/1/22	414,100
420,000	B+	Ausdrill Finance Pty Ltd., Company Guaranteed Notes, 6.875% due 11/1/19(a)	313,950
575,000	B+	CDW LLC/CDW Finance Corp., Company Guaranteed Notes, 5.000% due 9/1/23	569,250
710,000	Caa1(e)	Compiler Finance Sub Inc., Senior Unsecured Notes, 7.000% due 5/1/21(a)	486,350
610,000	BBB	Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes, 5.625% due 10/15/20(a)	626,775
410,000	B	Globe Luxembourg SCA, Senior Secured Notes, 9.625% due 5/1/18(a)	340,300
500,000	B+	ILFC E-Capital Trust I, Limited Guaranteed Notes, 4.690% due 12/21/65(a)(c)	471,250
		International Lease Finance Corp., Senior Unsecured Notes:
520,000	BB+	8.250% due 12/15/20	617,500
755,000	BB+	8.625% due 1/15/22	925,819
570,000	CCC+	Jack Cooper Holdings Corp., Senior Secured Notes, 10.250% due 6/1/20(a)	521,550
740,000	B	KCA Deutag UK Finance PLC, Senior Secured Notes, 7.250% due 5/15/21(a)	532,800
530,000	B3(e)	OPE KAG Finance Sub Inc., Senior Unsecured Notes, 7.875% due 7/31/23(a)	541,925
740,000	BB	Quicken Loans Inc., Company Guaranteed Notes, 5.750% due 5/1/25(a)	724,275
160,000	B	SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes, 8.875% due 8/1/20(a)	171,200
320,000	B	TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes, 8.500% due 9/15/18(a)	261,200

		Total Diversified Financial Services	7,803,494

Diversified Telecommunication Services — 4.4%
		CenturyLink Inc., Senior Unsecured Notes:
120,000	BB	6.450% due 6/15/21	120,432
430,000	BB	5.800% due 3/15/22	409,575
150,000	BB	6.750% due 12/1/23	146,437
35,000	BB-	Cincinnati Bell Telephone Co. LLC, Company Guaranteed Notes, 6.300% due 12/1/28	32,725
550,000	B-	Cogent Communications Finance Inc., Company Guaranteed Notes, 5.625% due 4/15/21(a)	517,000
635,000	B	Gates Global LLC/Gates Global Co., Company Guaranteed Notes, 6.000% due 7/15/22(a)	520,764
420,000	BB+	Inmarsat Finance PLC, Company Guaranteed Notes, 4.875% due 5/15/22(a)	409,248
		Intelsat Jackson Holdings SA, Company Guaranteed Notes:
190,000	B+	7.250% due 10/15/20	183,350
350,000	B+	7.500% due 4/1/21	340,375

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Diversified Telecommunication Services — 4.4% — (continued)
$755,000	CCC+	6.625% due 12/15/22	$664,400
970,000	B+	5.500% due 8/1/23	858,450
595,000	CCC+	Intelsat Luxembourg SA, Company Guaranteed Notes, 7.750% due 6/1/21	448,035
		Level 3 Financing Inc., Company Guaranteed Notes:
210,000	B	7.000% due 6/1/20	221,550
700,000	B	8.625% due 7/15/20	743,400
130,000	B	6.125% due 1/15/21	136,500
725,000	B	5.375% due 8/15/22	730,285
30,000	B	5.625% due 2/1/23	30,375
770,000	B	5.125% due 5/1/23(a)	751,713
130,000	B	Techniplas LLC, Senior Secured Notes, 10.000% due 5/1/20(a)	123,500
306,000	BB	UPCB Finance V Ltd., Senior Secured Notes, 7.250% due 11/15/21(a)	329,715
430,000	BB	VimpelCom Holdings BV, Company Guaranteed Notes, 5.950% due 2/13/23(a)	379,260
		Virgin Media Finance PLC, Company Guaranteed Notes:
885,000	B	6.375% due 4/15/23(a)	923,161
470,000	B	6.000% due 10/15/24(a)	484,100
260,000	BB-	Virgin Media Secured Finance PLC, Senior Secured Notes, 5.500% due 1/15/25(a)	263,900
		Windstream Corp., Company Guaranteed Notes:
210,000	BB-	7.750% due 10/15/20	187,687
970,000	BB-	7.750% due 10/1/21	795,410
650,000	BB-	7.500% due 6/1/22(f)	515,944
50,000	BB-	7.500% due 4/1/23	39,376

		Total Diversified Telecommunication Services	11,306,667

Electric Utilities — 1.3%
		Calpine Corp.:
380,000	BB	Senior Secured Notes, 5.875% due 1/15/24(a)	400,900
		Senior Unsecured Notes:
590,000	B	5.375% due 1/15/23	572,123
240,000	B	5.750% due 1/15/25	233,400
3,833	B-	FPL Energy National Wind Portfolio LLC, Senior Secured Notes, 6.125% due 3/25/19(a)	3,861
430,000	CCC+	Illinois Power Generating Co., Senior Unsecured Notes, 7.000% due 4/15/18(f)	391,300
17,539	NR	Midwest Generation LLC, Pass Thru Certificates, 8.560% due 1/2/16	17,539
477,404	B	Mirant Mid Atlantic Series C Pass Through Trust, Pass Thru Certificates, 10.060% due 12/30/28	495,307
		NRG REMA LLC, Pass Thru Certificates:
49,562	B+	9.237% due 7/2/17	51,793
1,210,000	B+	9.681% due 7/2/26	1,234,200

		Total Electric Utilities	3,400,423

Electronic Equipment, Instruments & Components — 0.5%
95,000	B+	International Wire Group Holdings Inc., Secured Notes, 8.500% due 10/15/17(a)	98,088
250,000	B	Radio Systems Corp., Secured Notes, 8.375% due 11/1/19(a)	265,000
1,050,000	BB-	WESCO Distribution Inc., Company Guaranteed Notes, 5.375% due 12/15/21	1,026,375

		Total Electronic Equipment, Instruments & Components	1,389,463

Energy Equipment & Services — 0.8%
		CGG SA, Company Guaranteed Notes:
520,000	B-	6.500% due 6/1/21	295,100
200,000	B-	6.875% due 1/15/22	116,000
500,000	B+	Foresight Energy LLC/Foresight Energy Finance Corp., Company Guaranteed Notes, 7.875% due 8/15/21(a)	390,000
410,000	B	GenOn Energy Inc., Senior Unsecured Notes, 9.500% due 10/15/18	396,162

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Energy Equipment & Services — 0.8% — (continued)
		Targa Resources Partners LP/Targa Resources Partners Finance Corp., Company Guaranteed Notes:
$130,000	BB+	6.625% due 10/1/20(a)	$129,350
326,000	BB+	6.375% due 8/1/22	326,000
140,000	BB+	5.250% due 5/1/23	132,300
260,000	BB-	TerraForm Power Operating LLC, Company Guaranteed Notes, 5.875% due 2/1/23(a)	248,300

		Total Energy Equipment & Services	2,033,212

Food Products — 1.3%
585,000	CCC+	Diamond Foods Inc., Company Guaranteed Notes, 7.000% due 3/15/19(a)	604,013
350,000	CCC+	Dole Food Co., Inc., Senior Secured Notes, 7.250% due 5/1/19(a)	354,375
280,000	BB+	ESAL GmbH, Company Guaranteed Notes, 6.250% due 2/5/23(a)	273,000
80,000	CCC+	Hearthside Group Holdings LLC/Hearthside Finance Co., Company Guaranteed Notes, 6.500% due 5/1/22(a)	75,600
170,000	BBB-	Kraft Heinz Foods Co., Company Guaranteed Notes, 7.125% due 8/1/39(a)	209,516
400,000	BB+	JBS USA LLC/JBS USA Finance Inc., Senior Unsecured Notes, 5.875% due 7/15/24(a)	399,500
132,000	BBB-	Kraft Heinz Foods Co., Secured Notes, 4.875% due 2/15/25(a)	142,623
430,000	BB+	Pilgrim’s Pride Corp., Company Guaranteed Notes, 5.750% due 3/15/25(a)	440,750
720,000	CCC+	Simmons Foods Inc., Secured Notes, 7.875% due 10/1/21(a)	673,200

		Total Food Products	3,172,577

Gas Utilities — 0.0%
80,000	NR	New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes, 12.250% due 5/15/19	24,400

Health Care Equipment & Supplies — 1.8%
		Alere Inc., Company Guaranteed Notes:
430,000	CCC+	6.500% due 6/15/20	448,099
290,000	CCC+	6.375% due 7/1/23(a)	297,975
200,000	B-	ConvaTec Finance International SA, Senior Unsecured Notes, 8.250% (8.250% cash or 9.000% PIK) due 1/15/19(a)(b)	197,750
		DJO Finance LLC/DJO Finance Corp., Secured Notes:
80,000	CCC	10.750% due 4/15/20(a)	81,600
1,150,000	CCC+	8.125% due 6/15/21(a)	1,192,550
620,000	BB-	Hill-Rom Holdings Inc., Senior Unsecured Notes, 5.750% due 9/1/23(a)	633,950
1,075,000	CCC+	Kinetic Concepts Inc./KCI USA Inc., Company Guaranteed Notes, 12.500% due 11/1/19(f)	1,158,313
660,000	B-	Universal Hospital Services Inc., Secured Notes, 7.625% due 8/15/20	639,787

		Total Health Care Equipment & Supplies	4,650,024

Health Care Providers & Services — 5.0%
		Acadia Healthcare Co., Inc., Company Guaranteed Notes:
390,000	B-	6.125% due 3/15/21	404,625
695,000	B-	5.125% due 7/1/22	700,212
885,000	B-	Amsurg Corp., Company Guaranteed Notes, 5.625% due 7/15/22	906,576
1,315,000	B-	CHS/Community Health Systems Inc., Company Guaranteed Notes, 6.875% due 2/1/22	1,400,883
500,000	B+	DaVita HealthCare Partners Inc., Company Guaranteed Notes, 5.125% due 7/15/24	498,750
		Fresenius Medical Care US Finance II Inc., Company Guaranteed Notes:
480,000	BB+	5.875% due 1/31/22(a)	520,800
300,000	BB+	4.750% due 10/15/24(a)	301,860
		HCA Inc.:
		Company Guaranteed Notes:
1,235,000	B+	7.500% due 2/15/22	1,419,867
240,000	B+	5.375% due 2/1/25	244,200
60,000	B+	7.690% due 6/15/25	68,400
		Senior Secured Notes:
580,000	BBB-	4.750% due 5/1/23	589,419
450,000	BBB-	5.000% due 3/15/24	461,813

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Health Care Providers & Services — 5.0% — (continued)
$290,000	B+	HealthSouth Corp., Company Guaranteed Notes, 5.125% due 3/15/23	$288,188
620,000	CCC+	IASIS Healthcare LLC/IASIS Capital Corp., Company Guaranteed Notes, 8.375% due 5/15/19	644,112
250,000	B-	Kindred Healthcare Inc., Company Guaranteed Notes, 8.750% due 1/15/23(a)	280,937
220,000	B	MedImpact Holdings Inc., Senior Secured Notes, 10.500% due 2/1/18(a)	231,550
870,000	B-	Select Medical Corp., Company Guaranteed Notes, 6.375% due 6/1/21	887,400
		Tenet Healthcare Corp., Senior Unsecured Notes:
460,000	CCC+	8.000% due 8/1/20	481,275
1,780,000	CCC+	8.125% due 4/1/22	1,975,800
295,000	CCC+	6.875% due 11/15/31	274,350

		Total Health Care Providers & Services	12,581,017

Hotels, Restaurants & Leisure — 6.5%
740,000	B	AMC Entertainment Inc., Company Guaranteed Notes, 5.750% due 6/15/25	738,150
139,000	NR	Bossier Casino Venture Holdco Inc., Senior Secured Notes, 14.000% (0.000% cash or 14.000% PIK) due 2/9/18(a)(b)(g)(h)	130,868
		Boyd Gaming Corp., Company Guaranteed Notes:
620,000	CCC+	9.000% due 7/1/20	668,050
570,000	CCC+	6.875% due 5/15/23	588,525
		Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties Finance Inc.:
110,000	CCC-	Secured Notes, 11.000% due 10/1/21(f)	102,713
800,000	CCC+	Senior Secured Notes, 8.000% due 10/1/20	794,000
700,000	B-	Carrols Restaurant Group Inc., Secured Notes, 8.000% due 5/1/22	740,250
220,000	CCC+	CEC Entertainment Inc., Company Guaranteed Notes, 8.000% due 2/15/22	221,100
490,000	B-	Eldorado Resorts Inc., Senior Unsecured Notes, 7.000% due 8/1/23(a)	488,775
545,000	CCC+	Golden Nugget Escrow Inc., Senior Unsecured Notes, 8.500% due 12/1/21(a)	562,712
260,000	B-	Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes, 8.875% due 3/15/19(a)	273,000
1,310,000	BB	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Company Guaranteed Notes, 5.625% due 10/15/21	1,372,225
600,000	B-	Isle of Capri Casinos Inc., Company Guaranteed Notes, 8.875% due 6/15/20	646,500
160,000	CCC+	Landry’s Holdings II Inc., Senior Unsecured Notes, 10.250% due 1/1/18(a)	166,000
565,000	B-	Landry’s Inc., Company Guaranteed Notes, 9.375% due 5/1/20(a)	606,669
830,000	BB-	MCE Finance Ltd., Company Guaranteed Notes, 5.000% due 2/15/21(a)	763,600
		MGM Resorts International, Company Guaranteed Notes:
1,125,000	B+	6.625% due 12/15/21	1,200,937
700,000	B+	7.750% due 3/15/22	777,875
		NCL Corp., Ltd.:
388,000	BB-	Company Guaranteed Notes, 5.000% due 2/15/18	394,790
750,000	BB-	Senior Unsecured Notes, 5.250% due 11/15/19(a)	779,768
737,187	NR	New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes, 10.625% (0.000% cash or 10.625% PIK) due 5/1/19(a)(b)	633,981
		1011778 BC ULC / New Red Finance Inc.:
410,000	B-	Secured Notes, 6.000% due 4/1/22(a)	423,325
446,000	B+	Senior Secured Notes, 4.625% due 1/15/22(a)	449,345
835,000	CCC	PF Chang’s China Bistro Inc., Company Guaranteed Notes, 10.250% due 6/30/20(a)	839,175
		Scientific Games International Inc.:
690,000	B	Company Guaranteed Notes, 10.000% due 12/1/22	636,525
710,000	BB-	Senior Secured Notes, 7.000% due 1/1/22(a)	729,525
280,000	BB+	Speedway Motorsports Inc., Senior Unsecured Notes, 5.125% due 2/1/23	278,600
430,000	B+	Viking Cruises Ltd., Senior Unsecured Notes, 6.250% due 5/15/25(a)	425,700

		Total Hotels, Restaurants & Leisure	16,432,683

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Household Durables — 2.0%
		K Hovnanian Enterprises Inc.:
$290,000	CCC	Company Guaranteed Notes, 8.000% due 11/1/19(a)	$224,750
545,000	B-	Senior Secured Notes, 7.250% due 10/15/20(a)	531,206
610,000	CCC+	Serta Simmons Holdings LLC, Senior Unsecured Notes, 8.125% due 10/1/20(a)	648,888
		Shea Homes LP/Shea Homes Funding Corp., Company Guaranteed Notes:
470,000	B+	5.875% due 4/1/23(a)	482,925
430,000	B+	6.125% due 4/1/25(a)	441,825
		Standard Pacific Corp., Company Guaranteed Notes:
350,000	BB-	6.250% due 12/15/21	373,625
50,000	BB-	5.875% due 11/15/24	51,500
1,145,000	BB-	Taylor Morrison Communities Inc./Monarch Communities Inc., Company Guaranteed Notes, 5.250% due 4/15/21(a)	1,156,450
		Toll Brothers Finance Corp., Company Guaranteed Notes:
60,000	BB+	4.000% due 12/31/18	61,350
60,000	BB+	6.750% due 11/1/19	66,900
		William Lyon Homes Inc., Company Guaranteed Notes:
725,000	B-	8.500% due 11/15/20	786,625
250,000	B-	7.000% due 8/15/22	259,375

		Total Household Durables	5,085,419

Household Products — 1.9%
580,000	CCC+	American Achievement Corp., Secured Notes, 10.875% due 4/15/16(a)	577,100
420,000	BB-	Brookfield Residential Properties Inc., Senior Unsecured Notes, 6.375% due 5/15/25(a)	408,450
400,000	B-	Century Intermediate Holding Co. 2, Senior Unsecured Notes, 9.750% (0.000% cash or 9.750% PIK) due 2/15/19(a)(b)	416,500
100,000	CCC	Kronos Acquisition Holdings Inc., Senior Unsecured Notes, 9.000% due 8/15/23(a)	91,000
		Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
112,000	CCC+	Company Guaranteed Notes, 9.875% due 8/15/19	117,950
1,600,000	B+	Senior Secured Notes, 5.750% due 10/15/20	1,654,000
		Spectrum Brands Inc., Company Guaranteed Notes:
780,000	B	6.625% due 11/15/22	841,409
220,000	B	6.125% due 12/15/24(a)	229,900
480,000	B	5.750% due 7/15/25(a)	496,800

		Total Household Products	4,833,109

Independent Power and Renewable Electricity Producers — 1.2%
		AES Corp., Senior Unsecured Notes:
400,000	BB-	4.875% due 5/15/23	374,000
150,000	BB-	5.500% due 3/15/24	144,000
		NRG Energy Inc., Company Guaranteed Notes:
155,000	BB-	7.875% due 5/15/21	160,812
1,460,000	BB-	6.250% due 7/15/22	1,430,800
450,000	BB-	6.250% due 5/1/24	429,750
470,000	B+	Red Oak Power LLC, Senior Secured Notes, 9.200% due 11/30/29	528,750

		Total Independent Power and Renewable Electricity Producers	3,068,112

Industrial Conglomerates — 1.2%
370,000	B+	American Builders & Contractors Supply Co., Inc., Senior Unsecured Notes, 5.625% due 4/15/21(a)	370,925
		HD Supply Inc.:
1,285,000	B-	Company Guaranteed Notes, 7.500% due 7/15/20	1,378,162
550,000	BB-	Senior Secured Notes, 5.250% due 12/15/21(a)	567,188
605,000	B-	SunGard Data Systems Inc., Company Guaranteed Notes, 6.625% due 11/1/19	629,956

		Total Industrial Conglomerates	2,946,231

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Insurance — 1.0%
		CNO Financial Group Inc., Senior Unsecured Notes:
$90,000	BB+	4.500% due 5/30/20	$92,925
470,000	BB+	5.250% due 5/30/25	486,450
500,000	BB-	Fidelity & Guaranty Life Holdings Inc., Senior Unsecured Notes, 6.375% due 4/1/21(a)	522,500
		Genworth Holdings Inc., Company Guaranteed Notes:
250,000	BB-	7.700% due 6/15/20	261,250
500,000	BB-	4.900% due 8/15/23	411,250
775,000	CCC+	HUB International Ltd., Senior Unsecured Notes, 7.875% due 10/1/21(a)	775,000

		Total Insurance	2,549,375

Internet Software & Services — 2.1%
490,000	CCC+	Ancestry.com Holdings LLC, Senior Unsecured Notes, 9.625% (9.625% cash or 10.375% PIK) due 10/15/18(a)(b)	496,738
70,000	CCC+	Ancestry.com Inc., Company Guaranteed Notes, 11.000% due 12/15/20	78,138
267,000	B+	Bankrate Inc., Company Guaranteed Notes, 6.125% due 8/15/18(a)	262,995
700,000	B+	Cogent Communications Group Inc., Senior Secured Notes, 5.375% due 3/1/22(a)	680,750
600,000	B+	CyrusOne LP/CyrusOne Finance Corp., Company Guaranteed Notes, 6.375% due 11/15/22	615,000
		EarthLink Holdings Corp.:
653,000	CCC+	Company Guaranteed Notes, 8.875% due 5/15/19(f)	675,855
555,000	B+	Senior Secured Notes, 7.375% due 6/1/20	581,362
		Equinix Inc., Senior Unsecured Notes:
680,000	BB	5.375% due 1/1/22	690,200
495,000	BB	5.375% due 4/1/23	498,712
250,000	BB	5.750% due 1/1/25	251,250
500,000	B+	Netflix Inc., Senior Unsecured Notes, 5.750% due 3/1/24	524,375

		Total Internet Software & Services	5,355,375

Leisure Products — 0.1%
240,000	B	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes, 10.500% due 7/1/19(a)	247,800

Machinery — 1.1%
930,000	CCC+	DH Services Luxembourg Sarl, Company Guaranteed Notes, 7.750% due 12/15/20(a)	953,250
425,000	CCC+	Milacron LLC/Mcron Finance Corp., Company Guaranteed Notes, 7.750% due 2/15/21(a)	437,750
650,000	CCC-	Navistar International Corp., Company Guaranteed Notes, 8.250% due 11/1/21(f)	565,500
325,000	BB	Terex Corp., Company Guaranteed Notes, 6.000% due 5/15/21	329,875
520,000	B	Xerium Technologies Inc., Company Guaranteed Notes, 8.875% due 6/15/18	531,375

		Total Machinery	2,817,750

Media — 8.4%
540,000	BB-	Altice Financing SA, Senior Secured Notes, 6.625% due 2/15/23(a)	538,650
705,000	B	Altice SA, Company Guaranteed Notes, 7.625% due 2/15/25(a)	671,513
160,000	BB	Carmike Cinemas Inc., Secured Notes, 6.000% due 6/15/23(a)	164,000
140,000	BB-	CCO Holdings LLC/CCO Holdings Capital Corp., Company Guaranteed Notes, 6.625% due 1/31/22	147,700
		CCO Safari II LLC, Senior Secured Notes:
720,000	BBB-	4.908% due 7/23/25(a)	714,262
220,000	BBB-	6.484% due 10/23/45(a)	224,387
275,000	B-	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 6.375% due 9/15/20(a)	271,012
865,000	B	Clear Channel Worldwide Holdings Inc., Company Guaranteed Notes, 7.625% due 3/15/20	897,719
		CSC Holdings LLC, Senior Unsecured Notes:
500,000	BB	8.625% due 2/15/19	563,750
200,000	BB	6.750% due 11/15/21	210,250
1,645,000	CCC+	Cumulus Media Holdings Inc., Company Guaranteed Notes, 7.750% due 5/1/19(f)	1,371,519

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Media — 8.4% — (continued)
		DISH DBS Corp., Company Guaranteed Notes:
$900,000	BB-	7.875% due 9/1/19	$977,760
100,000	BB-	6.750% due 6/1/21	100,640
1,000,000	BB-	5.875% due 7/15/22	948,130
50,000	BB-	5.875% due 11/15/24	45,687
745,000	B-	Entercom Radio LLC, Company Guaranteed Notes, 10.500% due 12/1/19	792,494
440,000	B-	Gibson Brands Inc., Senior Secured Notes, 8.875% due 8/1/18(a)	420,200
1,355,000	B	Gray Television Inc., Company Guaranteed Notes, 7.500% due 10/1/20	1,406,219
160,000	BB-	Harron Communications LP/Harron Finance Corp., Senior Unsecured Notes, 9.125% due 4/1/20(a)	172,600
		iHeartCommunications Inc.:
1,680,000	CCC+	Senior Secured Notes, 9.000% due 3/1/21	1,495,200
910,000	CCC-	Senior Unsecured Notes, 10.000% due 1/15/18(f)	664,300
		LBI Media Inc.:
438,433	CC	Company Guaranteed Notes, 13.500% (4.250% cash or 9.250% PIK) due 4/15/20(a)(b)	453,778
1,006	CC	Secured Notes, 13.500% ((4.250% cash or 9.250% PIK) due 4/15/20(a)(b)	1,041
355,000	CCC	Senior Secured Notes, 10.000% due 4/15/19(a)	365,428
1,000,000	B-	Lee Enterprises Inc., Senior Secured Notes, 9.500% due 3/15/22(a)	966,250
570,000	B+	LIN Television Corp., Senior Unsecured Notes, 5.875% due 11/15/22(a)	568,575
30,000	B-	MHGE Parent LLC/MHGE Parent Finance Inc., Senior Unsecured Notes, 8.500% due 8/1/19(a)	30,413
660,000	B	Midcontinent Communications & Midcontinent Finance Corp., Company Guaranteed Notes, 6.250% due 8/1/21(a)	668,250
935,000	B+	Nexstar Broadcasting Inc., Company Guaranteed Notes, 6.875% due 11/15/20	985,256
		Numericable-SFR, Senior Secured Notes:
630,000	B+	6.000% due 5/15/22(a)	631,575
910,000	B+	6.250% due 5/15/24(a)	911,993
130,000	BB-	Outfront Media Capital LLC/Outfront Media Capital Corp., Company Guaranteed Notes, 5.250% due 2/15/22	131,382
1,480,000	CCC	Radio One Inc., Company Guaranteed Notes, 9.250% due 2/15/20(a)	1,324,600
290,000	B+	Sinclair Television Group Inc., Company Guaranteed Notes, 5.625% due 8/1/24(a)	276,950
650,000	B-	SiTV LLC/SiTV Finance Inc., Senior Secured Notes, 10.375% due 7/1/19(a)	510,250
600,000	B+	Univision Communications Inc., Senior Secured Notes, 5.125% due 2/15/25(a)	583,500
200,000	B	Ziggo Bond Finance BV, Senior Unsecured Notes, 5.875% due 1/15/25(a)	193,750

		Total Media	21,400,983

Metals & Mining — 1.3%
760,000	BBB-	Alcoa Inc., Senior Unsecured Notes, 5.125% due 10/1/24	748,600
500,000	BB	ArcelorMittal, Senior Unsecured Notes, 7.000% due 2/25/22	501,250
270,000	B-	Barminco Finance Pty Ltd., Company Guaranteed Notes, 9.000% due 6/1/18(a)	211,950
365,000	B	Coeur Mining Inc., Company Guaranteed Notes, 7.875% due 2/1/21	234,512
370,000	BB+	FMG Resources August 2006 Pty Ltd., Senior Secured Notes, 9.750% due 3/1/22(a)	339,013
200,000	B+	Global Brass & Copper Inc., Senior Secured Notes, 9.500% due 6/1/19	215,750
320,000	B-	Horsehead Holding Corp., Senior Secured Notes, 10.500% due 6/1/17(a)	329,600
190,000	NR	Midwest Vanadium Pty Ltd., Senior Secured Notes, 11.500% due 2/15/18(a)(h)(i)	9,500
		Mirabela Nickel Ltd.:
274,314	NR	Senior Secured Notes, 9.500% due 6/24/19(g)(h)	192,020
1,139	NR	Subordinated Notes, 1.000% due 9/10/44(g)(h)	—
50,000	B-	Prince Mineral Holding Corp., Senior Secured Notes, 11.500% due 12/15/19(a)	43,500
300,000	B-	Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes, 9.000% due 10/15/17	274,500
270,000	CCC	Thompson Creek Metals Co., Inc., Company Guaranteed Notes, 12.500% due 5/1/19	165,631

		Total Metals & Mining	3,265,826

Multiline Retail — 1.2%
1,570,000	B+	Dollar Tree Inc., Company Guaranteed Notes, 5.750% due 3/1/23(a)	1,652,425

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Multiline Retail — 1.2% — (continued)
		JC Penney Corp., Inc., Company Guaranteed Notes:
$565,000	CCC-	7.950% due 4/1/17	$589,012
760,000	CCC-	8.125% due 10/1/19	775,200

		Total Multiline Retail	3,016,637

Oil, Gas & Consumable Fuels — 14.1%
300,000	CCC+	American Energy-Permian Basin LLC/AEPB Finance Corp., Secured Notes, 8.000% due 6/15/20(a)	273,000
795,000	BB	Antero Resources Corp., Company Guaranteed Notes, 5.125% due 12/1/22	723,617
410,000	BB	Antero Resources Finance Corp., Company Guaranteed Notes, 5.375% due 11/1/21	379,250
220,000	B-	Approach Resources Inc., Company Guaranteed Notes, 7.000% due 6/15/21	148,500
		Arch Coal Inc., Company Guaranteed Notes:
170,000	CC	7.000% due 6/15/19	22,950
60,000	CC	9.875% due 6/15/19	8,400
210,000	BB	Atwood Oceanics Inc., Senior Unsecured Notes, 6.500% due 2/1/20	180,600
		Berry Petroleum Co. LLC, Senior Unsecured Notes:
30,000	B+	6.750% due 11/1/20	16,050
280,000	B+	6.375% due 9/15/22	144,200
850,000	B	Blue Racer Midstream LLC/Blue Racer Finance Corp., Company Guaranteed Notes, 6.125% due 11/15/22(a)	837,250
240,000	CCC+	Bonanza Creek Energy Inc., Company Guaranteed Notes, 6.750% due 4/15/21	178,800
		BreitBurn Energy Partners LP/BreitBurn Finance Corp., Company Guaranteed Notes:
210,000	B-	8.625% due 10/15/20	113,679
80,000	B-	7.875% due 4/15/22	34,400
720,000	BB	California Resources Corp., Company Guaranteed Notes, 6.000% due 11/15/24	535,680
280,000	B+	Calumet Specialty Products Partners LP/Calumet Finance Corp., Company Guaranteed Notes, 7.625% due 1/15/22	274,400
		Carrizo Oil & Gas Inc., Company Guaranteed Notes:
920,000	B	7.500% due 9/15/20	874,000
130,000	B	6.250% due 4/15/23	117,650
		Chesapeake Energy Corp., Company Guaranteed Notes:
150,000	BB+	6.875% due 11/15/20	121,125
550,000	BB+	6.125% due 2/15/21	428,659
120,000	BB+	4.875% due 4/15/22	87,600
690,000	BB-	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Company Guaranteed Notes, 6.375% due 3/15/24	400,200
430,000	CCC	Comstock Resources Inc., Company Guaranteed Notes, 9.500% due 6/15/20	142,179
430,000	BB+	Concho Resources Inc., Company Guaranteed Notes, 5.500% due 4/1/23	426,951
		Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Company Guaranteed Notes:
380,000	BB	6.000% due 12/15/20	361,000
250,000	BB	6.125% due 3/1/22	228,750
270,000	B+	CVR Refining LLC/Coffeyville Finance Inc., Company Guaranteed Notes, 6.500% due 11/1/22	265,896
		DCP Midstream LLC:
345,000	B+	Junior Subordinated Notes, 5.850% due 5/21/43(a)(c)	265,650
		Senior Unsecured Notes:
115,000	BB	5.350% due 3/15/20(a)	112,131
200,000	BB	4.750% due 9/30/21(a)	182,460
175,000	BB	6.750% due 9/15/37(a)	154,461
600,000	CCC+	Eclipse Resources Corp., Company Guaranteed Notes, 8.875% due 7/15/23(a)	553,500
64,000	BBB	Ecopetrol SA, Senior Unsecured Notes, 5.875% due 9/18/23	64,720
		EP Energy LLC/Everest Acquisition Finance Inc., Company Guaranteed Notes:
130,000	B	9.375% due 5/1/20	126,555
625,000	B	6.375% due 6/15/23	534,375
460,000	B-	EV Energy Partners LP/EV Energy Finance Corp., Company Guaranteed Notes, 8.000% due 4/15/19	333,500

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 14.1% — (continued)
$380,000	CCC+	FTS International Inc., Senior Secured Notes, 6.250% due 5/1/22	$144,400
880,000	CCC+	Gastar Exploration Inc., Secured Notes, 8.625% due 5/15/18	726,000
240,000	B+	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes, 6.000% due 5/15/23	220,800
485,000	NR	Goodrich Petroleum Corp., Company Guaranteed Notes, 5.000% due 10/1/32	94,575
90,000	B+	Gulfport Energy Corp., Company Guaranteed Notes, 7.750% due 11/1/20	87,975
		Halcon Resources Corp.:
		Company Guaranteed Notes:
160,000	D	9.750% due 7/15/20	59,200
690,000	D	8.875% due 5/15/21	231,150
320,000	CCC+	Secured Notes, 8.625% due 2/1/20(a)	282,000
		Hercules Offshore Inc., Company Guaranteed Notes:
30,000	D	10.250% due 4/1/19(a)(i)	7,050
10,000	D	8.750% due 7/15/21(a)(i)	2,350
770,000	D	7.500% due 10/1/21(a)(i)	177,100
290,000	D	6.750% due 4/1/22(a)(i)	66,700
660,000	B	Key Energy Services Inc., Company Guaranteed Notes, 6.750% due 3/1/21	280,500
10,000	BBB-	Kinder Morgan Inc., Company Guaranteed Notes, 7.800% due 8/1/31	10,896
360,000	BB	Kodiak Oil & Gas Corp., Company Guaranteed Notes, 8.125% due 12/1/19	347,400
400,000	B	Linn Energy LLC/Linn Energy Finance Corp., Company Guaranteed Notes, 6.500% due 9/15/21	155,000
2,140,000	C	Magnum Hunter Resources Corp., Company Guaranteed Notes, 9.750% due 5/15/20	1,481,950
		MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Company Guaranteed Notes:
280,000	BB	5.500% due 2/15/23	275,800
190,000	BB	4.875% due 12/1/24	177,175
500,000	BB	4.875% due 6/1/25	463,750
		MEG Energy Corp., Company Guaranteed Notes:
360,000	BB-	6.375% due 1/30/23(a)	291,600
320,000	BB-	7.000% due 3/31/24(a)	263,200
		Memorial Production Partners LP/Memorial Production Finance Corp., Company Guaranteed Notes:
510,000	B-	7.625% due 5/1/21	344,250
435,000	B-	6.875% due 8/1/22	275,138
210,000	NR	Milagro Oil & Gas Inc., Secured Notes, 10.500% due 5/15/16(h)(i)	66,150
240,000	BB+	Murphy Oil USA Inc., Company Guaranteed Notes, 6.000% due 8/15/23	248,400
830,000	B-	Murray Energy Corp., Secured Notes, 11.250% due 4/15/21(a)	388,025
130,000	B+	Natural Resource Partners LP/NRP Finance Corp., Senior Unsecured Notes, 9.125% due 10/1/18	96,525
230,000	BBB-	Newfield Exploration Co., Senior Unsecured Notes, 5.375% due 1/1/26	215,050
		NGL Energy Partners LP/NGL Energy Finance Corp., Company Guaranteed Notes:
230,000	BB-	5.125% due 7/15/19	213,900
270,000	BB-	6.875% due 10/15/21	265,950
		NGPL PipeCo LLC, Senior Secured Notes:
795,000	CCC	9.625% due 6/1/19(a)	743,325
205,000	CCC	7.768% due 12/15/37(a)	177,325
		Oasis Petroleum Inc., Company Guaranteed Notes:
110,000	B+	6.500% due 11/1/21	89,100
210,000	B+	6.875% due 3/15/22(f)	175,350
150,000	B+	6.875% due 1/15/23	119,250
260,000	B+	Pacific Drilling SA, Senior Secured Notes, 5.375% due 6/1/20(a)	188,500
250,000	B+	Parker Drilling Co., Company Guaranteed Notes, 6.750% due 7/15/22	196,250
320,000	B-	Parsley Energy LLC/Parsley Finance Corp., Senior Unsecured Notes, 7.500% due 2/15/22(a)	315,200
850,000	CCC	Penn Virginia Corp., Company Guaranteed Notes, 8.500% due 5/1/20	225,250
200,000	BBB-	Petrobras Global Finance BV, Company Guaranteed Notes, 4.375% due 5/20/23	157,640
620,000	B-	PetroQuest Energy Inc., Company Guaranteed Notes, 10.000% due 9/1/17	532,425

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Oil, Gas & Consumable Fuels — 14.1% — (continued)
		QEP Resources Inc., Senior Unsecured Notes:
$250,000	BB+	6.875% due 3/1/21	$238,750
400,000	BB+	5.375% due 10/1/22	347,000
560,000	BB+	5.250% due 5/1/23	487,312
60,000	NR	Quicksilver Resources Inc., Company Guaranteed Notes, 11.000% due 7/1/21(i)	4,050
		Range Resources Corp., Company Guaranteed Notes:
280,000	BB+	5.750% due 6/1/21	270,200
50,000	BB+	4.875% due 5/15/25(a)	45,187
		Regency Energy Partners LP/Regency Energy Finance Corp., Company Guaranteed Notes:
70,000	BBB-	6.500% due 7/15/21	72,625
230,000	BBB-	5.000% due 10/1/22	225,643
265,000	CCC+	Rex Energy Corp., Company Guaranteed Notes, 8.875% due 12/1/20	160,325
		Rice Energy Inc., Company Guaranteed Notes:
1,350,000	B-	6.250% due 5/1/22	1,208,250
215,000	B-	7.250% due 5/1/23(a)	201,025
		Rockies Express Pipeline LLC, Senior Unsecured Notes:
370,000	BB+	6.850% due 7/15/18(a)	379,250
665,000	BB+	5.625% due 4/15/20(a)	645,050
250,000	BB+	7.500% due 7/15/38(a)	258,125
1,735,000	BB+	6.875% due 4/15/40(a)	1,661,262
270,000	B	Rose Rock Midstream LP/Rose Rock Finance Corp., Company Guaranteed Notes, 5.625% due 11/15/23(a)	243,000
330,000	B-	RSP Permian Inc., Company Guaranteed Notes, 6.625% due 10/1/22(a)	325,050
		Sabine Pass Liquefaction LLC, Senior Secured Notes:
890,000	BB+	5.625% due 2/1/21	881,100
725,000	BB+	6.250% due 3/15/22	732,250
370,000	BB+	5.625% due 4/15/23	361,213
510,000	BB+	5.750% due 5/15/24	501,075
810,000	D	Samson Investment Co., Company Guaranteed Notes, 9.750% due 2/15/20	3,038
		Sanchez Energy Corp., Company Guaranteed Notes:
590,000	B-	7.750% due 6/15/21(f)	501,500
1,270,000	B-	6.125% due 1/15/23(f)	958,850
240,000	B+	Shelf Drilling Holdings Ltd., Secured Notes, 8.625% due 11/1/18(a)	186,000
480,000	BB	SM Energy Co., Senior Unsecured Notes, 5.625% due 6/1/25	427,200
280,000	BB-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Unsecured Notes, 5.500% due 6/1/24	266,700
		Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Company Guaranteed Notes:
80,000	B	7.500% due 7/1/21	80,400
370,000	B	5.500% due 8/15/22	329,300
555,000	B-	Talos Production LLC/Talos Production Finance Inc., Company Guaranteed Notes, 9.750% due 2/15/18(a)	407,925
160,000	B-	Teine Energy Ltd., Senior Unsecured Notes, 6.875% due 9/30/22(a)	139,200
910,000	CCC+	Triangle USA Petroleum Corp., Senior Unsecured Notes, 6.750% due 7/15/22(a)	550,550
340,000	BB	Ultra Petroleum Corp., Senior Unsecured Notes, 5.750% due 12/15/18(a)	275,400
240,000	B	Vanguard Natural Resources LLC/VNR Finance Corp., Company Guaranteed Notes, 7.875% due 4/1/20	169,200
575,000	B+	Western Refining Inc., Company Guaranteed Notes, 6.250% due 4/1/21	572,125
580,000	B	Western Refining Logistics LP/WNRL Finance Corp., Company Guaranteed Notes, 7.500% due 2/15/23	588,700
400,000	BB	Whiting Petroleum Corp., Company Guaranteed Notes, 5.000% due 3/15/19	360,000
		WPX Energy Inc., Senior Unsecured Notes:
170,000	BB	7.500% due 8/1/20	164,115
150,000	BB	8.250% due 8/1/23(f)	144,750

		Total Oil, Gas & Consumable Fuels	35,904,407

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Paper & Forest Products — 0.4%
$580,000	CCC+	Appvion Inc., Secured Notes, 9.000% due 6/1/20(a)	$330,600
160,000	BB	Clearwater Paper Corp., Company Guaranteed Notes, 4.500% due 2/1/23	152,800
220,000	BB-	Resolute Forest Products Inc., Company Guaranteed Notes, 5.875% due 5/15/23	181,500
		Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes:
1,825,000	CCC	11.750% due 1/15/19(f)	367,175
130,000	B3(e)	11.750% due 1/15/19	30,875

		Total Paper & Forest Products	1,062,950

Personal Products — 0.3%
835,000	B	Revlon Consumer Products Corp., Company Guaranteed Notes, 5.750% due 2/15/21	830,825

Pharmaceuticals — 2.7%
280,000	CCC-	BioScrip Inc., Company Guaranteed Notes, 8.875% due 2/15/21	210,700
		Endo Finance LLC/Endo Ltd./Endo Finco Inc., Company Guaranteed Notes:
550,000	B	6.000% due 7/15/23(a)	573,375
700,000	B	6.000% due 2/1/25(a)	722,750
		Grifols Worldwide Operations Ltd., Company Guaranteed Notes:
320,000	B+	5.250% due 4/1/22(a)	326,000
200,000	B+	5.250% due 4/1/22	203,750
1,000,000	B-	Horizon Pharma Financing Inc., Senior Unsecured Notes, 6.625% due 5/1/23(a)	1,036,250
420,000	CCC+	JLL/Delta Dutch Newco BV, Senior Unsecured Notes, 7.500% due 2/1/22(a)	439,425
		Valeant Pharmaceuticals International Inc., Company Guaranteed Notes:
1,420,000	B	5.375% due 3/15/20(a)	1,448,400
760,000	B	6.375% due 10/15/20(a)	794,200
510,000	B	5.625% due 12/1/21(a)	520,200
585,000	B	5.875% due 5/15/23(a)	598,163

		Total Pharmaceuticals	6,873,213

Real Estate Investment Trusts (REITs) — 1.3%
330,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Unsecured Notes, 6.875% due 2/15/21(a)	310,200
610,000	B+	CTR Partnership LP/CareTrust Capital Corp., Company Guaranteed Notes, 5.875% due 6/1/21	620,675
360,000	BB-	ESH Hospitality Inc., Company Guaranteed Notes, 5.250% due 5/1/25(a)	351,000
975,000	B+	Felcor Lodging LP, Senior Secured Notes, 5.625% due 3/1/23	1,009,125
		iStar Inc., Senior Unsecured Notes:
410,000	B+	9.000% due 6/1/17	443,825
695,000	B+	5.000% due 7/1/19	676,756

		Total Real Estate Investment Trusts (REITs)	3,411,581

Real Estate Management & Development — 1.0%
670,000	BBB	CBRE Services Inc., Company Guaranteed Notes, 5.250% due 3/15/25	688,554
200,000	B+	Greystar Real Estate Partners LLC, Senior Secured Notes, 8.250% due 12/1/22(a)	209,500
730,000	B	Howard Hughes Corp. (The), Senior Unsecured Notes, 6.875% due 10/1/21(a)	764,675
885,000	B	Realogy Group LLC/Realogy Co.-Issuer Corp., Company Guaranteed Notes, 5.250% due 12/1/21(a)	904,912

		Total Real Estate Management & Development	2,567,641

Semiconductors & Semiconductor Equipment — 0.2%
		Micron Technology Inc., Senior Unsecured Notes:
230,000	BB	5.250% due 8/1/23(a)	215,050
230,000	BB	5.500% due 2/1/25	214,475

		Total Semiconductors & Semiconductor Equipment	429,525

Software — 1.6%
370,000	BB+	Activision Blizzard Inc., Company Guaranteed Notes, 6.125% due 9/15/23(a)	398,675
120,000	BB-	Audatex North America Inc., Company Guaranteed Notes, 6.000% due 6/15/21(a)	117,625

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Software — 1.6% — (continued)
		First Data Corp.:
		Company Guaranteed Notes:
$690,000	B-	12.625% due 1/15/21	$794,363
795,000	CCC+	11.750% due 8/15/21	897,555
240,000	B-	Secured Notes, 8.750% (8.875% cash or 9.625 PIK%) due 1/15/22(a)	253,200
		Senior Secured Notes:
155,000	BB-	6.750% due 11/1/20(a)	163,525
310,000	BB-	5.375% due 8/15/23(a)	314,650
440,000	B-	Interface Security Systems Holdings Inc./Interface Security Systems LLC, Secured Notes, 9.250% due 1/15/18	448,800
690,000	BB-	Nuance Communications Inc., Company Guaranteed Notes, 5.375% due 8/15/20(a)	694,747

		Total Software	4,083,140

Specialty Retail — 1.5%
685,000	B-	Argos Merger Sub Inc., Senior Unsecured Notes, 7.125% due 3/15/23(a)	719,250
490,000	B-	Bon-Ton Department Stores Inc. (The), Secured Notes, 8.000% due 6/15/21	322,175
360,000	BB	CST Brands Inc., Company Guaranteed Notes, 5.000% due 5/1/23	358,650
270,000	BB+	GameStop Corp., Company Guaranteed Notes, 5.500% due 10/1/19(a)	279,788
860,000	CCC	Guitar Center Inc., Company Guaranteed Notes, 9.625% due 4/15/20(a)	756,800
725,000	B-	Men’s Wearhouse Inc. (The), Company Guaranteed Notes, 7.000% due 7/1/22(f)	768,500
770,000	CCC+	Neiman Marcus Group Ltd Inc., Company Guaranteed Notes, 8.750% (8.750% cash or 9.500% PIK) due 10/15/21(a)(b)	827,750

		Total Specialty Retail	4,032,913

Technology Hardware, Storage & Peripherals — 0.2%
		Dell Inc., Senior Unsecured Notes:
205,000	BB+	6.500% due 4/15/38	182,450
475,000	BB+	5.400% due 9/10/40	380,000

		Total Technology Hardware, Storage & Peripherals	562,450

Textiles, Apparel & Luxury Goods — 0.4%
210,000	B-	Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes, 11.375% due 2/1/17(a)	186,900
270,000	BB	Hanesbrands Inc., Company Guaranteed Notes, 6.375% due 12/15/20	282,150
180,000	BBu	Levi Strauss & Co., Senior Unsecured Notes, 5.000% due 5/1/25	177,075
310,000	BB+	William Carter Co. (The), Company Guaranteed Notes, 5.250% due 8/15/21	321,625

		Total Textiles, Apparel & Luxury Goods	967,750

Tobacco — 0.2%
480,000	CCC	Alliance One International Inc., Secured Notes, 9.875% due 7/15/21(f)	406,800

Transportation Infrastructure — 3.0%
380,000	CCC+	Air Medical Merger Sub Corp., Senior Unsecured Notes, 6.375% due 5/15/23(a)	355,300
		Aircastle Ltd., Senior Unsecured Notes:
270,000	BB+	6.250% due 12/1/19	293,625
505,000	BB+	7.625% due 4/15/20	575,069
260,000	B+	CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes, 8.250% due 12/15/19(a)	277,550
325,000	B	Eletson Holdings, Senior Secured Notes, 9.625% due 1/15/22(a)	297,375
470,000	B+	Flexi-Van Leasing Inc., Company Guaranteed Notes, 7.875% due 8/15/18(a)	478,225
500,000	B	Florida East Coast Holdings Corp., Senior Secured Notes, 6.750% due 5/1/19(a)	505,000
		Fly Leasing Ltd., Senior Unsecured Notes:
335,000	BB	6.750% due 12/15/20	345,887
315,000	BB	6.375% due 10/15/21	322,875
1,280,000	B-	Gardner Denver Inc., Senior Unsecured Notes, 6.875% due 8/15/21(a)	1,145,600
205,000	B	Gulfmark Offshore Inc., Senior Unsecured Notes, 6.375% due 3/15/22(f)	132,225

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Face Amount/Units†	Rating††	Security	Value
Transportation Infrastructure — 3.0% — (continued)
$370,000	CCC+	Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Unsecured Notes, 10.000% (10.000% cash or 10.750% PIK) due 2/15/18(a)(b)	$371,850
330,000	B	Ultrapetrol Bahamas Ltd., Senior Secured Notes, 8.875% due 6/15/21	259,050
710,000	B	Watco Cos LLC/Watco Finance Corp., Company Guaranteed Notes, 6.375% due 4/1/23(a)	726,259
405,000	CCC+	WaveDivision Escrow LLC/WaveDivision Escrow Corp., Senior Unsecured Notes, 8.125% due 9/1/20(a)	402,975
		XPO Logistics Inc.:
860,000	B	Company Guaranteed Notes, 6.500% due 6/15/22(a)	849,250
170,000	B	Senior Unsecured Notes, 7.875% due 9/1/19(a)	180,838

		Total Transportation Infrastructure	7,518,953

Wireless Telecommunication Services — 3.0%
480,000	B	Communications Sales & Leasing Inc., Company Guaranteed Notes, 8.250% due 10/15/23(a)	438,000
400,000	BB+	Crown Castle International Corp., Senior Unsecured Notes, 5.250% due 1/15/23	420,000
525,000	BB-	Frontier Communications Corp., Senior Unsecured Notes, 6.875% due 1/15/25	446,250
360,000	BB-	GEO Group Inc. (The), Company Guaranteed Notes, 5.125% due 4/1/23	360,000
560,000	BB+	Oi SA, Senior Unsecured Notes, 5.750% due 2/10/22(a)	406,000
430,000	BB+	Softbank Corp., Company Guaranteed Notes, 4.500% due 4/15/20(a)	431,247
		Sprint Capital Corp., Company Guaranteed Notes:
50,000	B+	6.875% due 11/15/28	43,125
1,925,000	B+	8.750% due 3/15/32	1,826,344
		Sprint Communications Inc.:
420,000	BB	Company Guaranteed Notes, 9.000% due 11/15/18(a)	468,825
		Senior Unsecured Notes:
705,000	B+	7.000% due 8/15/20	697,950
475,000	B+	11.500% due 11/15/21	543,875
		Sprint Corp., Company Guaranteed Notes:
1,040,000	B+	7.250% due 9/15/21	1,014,000
145,000	B+	7.875% due 9/15/23	139,744
230,000	B+	7.625% due 2/15/25	215,194
215,000	CCC+	Syniverse Holdings Inc., Company Guaranteed Notes, 9.125% due 1/15/19	187,587

		Total Wireless Telecommunication Services	7,638,141

		TOTAL CORPORATE BONDS & NOTES (Cost — $253,450,385)	236,847,328

SENIOR LOANS — 0.6%
340,000	NR	AP NMT Acquisition BV, (Restricted) 10.000% due 8/13/22	322,150
134,316	NR	FMG Resources August 2006 Pty Ltd., (Restricted) 3.750% due 6/30/19	109,020
150,000	NR	Gymboree Corp., (Restricted) 5.000% due 2/23/18	98,140
280,000	NR	Lantheus Medical Imaging, (Restricted) 7.000% due 6/30/22	276,150
170,000	NR	Murray Energy Corp., (Restricted) 7.500% due 4/16/20	128,138
319,200	NR	Panda Temple Power LLC, (Restricted) 7.250% due 3/6/22	303,240
370,000	NR	Radnet Inc., (Restricted) 8.000% due 3/25/21	365,606

		TOTAL SENIOR LOANS (Cost — $1,713,359)	1,602,444

Shares/Units
PREFERRED STOCKS — 0.5%
FINANCIALS — 0.5%
Banks — 0.4%
39,709		GMAC Capital Trust I, 8.125%(c)	1,013,771

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments

Shares/Units		Security	Value
Consumer Finance — 0.1%
211		Ally Financial Inc., 7.000%(a)(d)	$214,409

		TOTAL FINANCIALS	1,228,180

		TOTAL PREFERRED STOCKS (Cost — $1,148,947)	1,228,180

COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
9,953		Bossier Casino Venture Holdco Inc. (Restricted)*(a)(g)(h)	—

ENERGY — 0.1%
Energy Equipment & Services — 0.1%
18,163		DeepOcean Group Holdings AS (Restricted)*(a)(g)(h)	117,079

HEALTH CARE — 0.0%
Health Care Providers & Services — 0.0%
1,400		Physiotherapy Associates Holdings Inc. (Restricted)*(g)(h)	116,200

MATERIALS — 0.0%
Metals & Mining — 0.0%
353,070	AUD	Mirabela Nickel Ltd.*(g)(h)	20,857

		TOTAL COMMON STOCKS (Cost — $459,823)	254,136

WARRANTS — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
		Jack Cooper Holdings Corp., expires:
376		12/15/17*(a)	52,640
183		5/6/18*(a)	25,620

		Total Diversified Financial Services	78,260

		TOTAL FINANCIALS	78,260

		TOTAL WARRANTS (Cost — $19,405)	78,260

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $256,791,919)	240,010,348

Face Amount
SHORT-TERM INVESTMENTS (j) — 8.6%
MONEY MARKET FUND — 3.5%
$8,761,690		Invesco STIT — Government & Agency Portfolio(k) (Cost — $8,761,690)	8,761,690

TIME DEPOSITS — 5.1%
11,518,022		ANZ National Bank — London, 0.030% due 9/1/15	11,518,022
722,801		DNB — Oslo, 0.030% due 9/1/15	722,801
775,339		JPMorgan Chase & Co. — New York, 0.030% due 9/1/15	775,339

		TOTAL TIME DEPOSITS (Cost — $13,016,162)	13,016,162

		TOTAL SHORT-TERM INVESTMENTS (Cost — $21,777,852)	21,777,852

		TOTAL INVESTMENTS — 102.9% (Cost — $278,569,771#)	261,788,200

		Liabilities in Excess of Other Assets — (2.9)%	(7,450,562)

		TOTAL NET ASSETS — 100.0%	$254,337,638

See Notes to Financial Statements.

Schedules of Investments

(continued)

High Yield Investments
†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
*	Non-income producing security.
(a)	Restricted security that may be sold to ‘‘qualified institutional buyers’’ pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Payment in-kind security for which part of the income earned may be paid as additional principal. At the option of the issuer.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2015.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Rating by Moody’s Investors Service. All ratings are unaudited.
(f)	All or a portion of this security is on loan (See Note 1).
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(h)	Illiquid security.
(i)	Security is currently in default.
(j)	Inclusive of all short term holdings, including collateral received from securities lending activities. Excluding such collateral, the percentage of portfolio holdings would be 5.1%.
(k)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $280,659,072.

Abbreviations used in this schedule:
PLC	— Public Limited Company

See pages 158 and 159 for definitions of ratings.

Summary of Investments by Security Type^
Corporate Bonds & Notes	90.5%
Senior Loans	0.6
Preferred Stocks	0.5
Common Stocks	0.1
Warrants	0.0 **
Short-Term Investments	8.3

100.0%

^	As a percentage of total investments.
**	Position represents less than 0.1%.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
SOVEREIGN BONDS — 40.0%
Australia — 0.3%
900,000	AUD	Queensland Treasury Corp., 4.250% due 7/21/23(a)	$697,673

Brazil — 0.5%
		Brazil Letras do Tesouro Nacional:
2,200,000	BRL	0.000% due 7/1/17 — 7/1/18	438,986
		Brazil Notas do Tesouro Nacional Serie F:
2,654,000	BRL	10.000% due 1/1/21 — 1/1/25	614,209

		Total Brazil	1,053,195

Canada — 3.2%
		Province of Ontario Canada:
$1,000,000		1.000% due 7/22/16	1,003,481
1,500,000	CAD	4.200% due 6/2/20	1,289,876
3,100,000	CAD	3.150% due 6/2/22	2,555,235
700,000	CAD	3.450% due 6/2/45	557,818
		Province of Quebec Canada:
1,100,000	CAD	3.750% due 9/1/24	938,343
900,000	CAD	5.000% due 12/1/38	879,163

		Total Canada	7,223,916

Colombia — 0.2%
100,000		Colombia Government International Bond, 2.121% due 11/16/15(b)	100,250
		Colombian TES:
447,000,000	COP	5.000% due 11/21/18	142,529
258,900,000	COP	7.000% due 5/4/22	84,045
235,200,000	COP	10.000% due 7/24/24	88,644
146,200,000	COP	7.500% due 8/26/26	45,930
109,000,000	COP	6.000% due 4/28/28	29,560

		Total Colombia	490,958

France — 4.6%
1,200,000		Caisse d’Amortissement de la Dette Sociale, 3.375% due 3/20/24(a)	1,284,803
		France Government Bond OAT:
1,530,135	EUR	0.250% due 7/25/24	1,775,451
5,100,000	EUR	3.250% due 5/25/45	7,213,154

		Total France	10,273,408

Germany — 2.1%
2,600,000	EUR	Bundesrepublik Deutschland, 4.250% due 7/4/39	4,591,367

Greece — 0.3%
300,000	EUR	Athens Urban Transportation Organisation, 4.851% due 9/19/16(c)	282,757
47,000,000	JPY	Hellenic Republic Government International Bond, 3.800% due 8/8/17	328,519

		Total Greece	611,276

Indonesia — 0.2%
		Indonesia Treasury Bond:
1,862,000,000	IDR	8.250% due 7/15/21 — 6/15/32	123,643
87,000,000	IDR	7.000% due 5/15/22	5,649
1,621,000,000	IDR	12.900% due 6/15/22	139,136
100,000,000	IDR	10.250% due 7/15/22	7,648
300,000,000	IDR	5.625% due 5/15/23	17,626
196,000,000	IDR	8.375% due 3/15/24	13,679
1,231,000,000	IDR	9.000% due 3/15/29	87,369
181,000,000	IDR	10.500% due 8/15/30	14,296

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Indonesia — 0.2% — (continued)
1,902,000,000	IDR	9.500% due 7/15/31	$137,614
117,000,000	IDR	6.625% due 5/15/33	6,455
107,000,000	IDR	8.750% due 2/15/44	7,074

		Total Indonesia	560,189

Italy — 10.6%
		Italy Buoni Poliennali Del Tesoro:
6,700,000	EUR	4.500% due 3/1/24	9,089,392
4,400,000	EUR	3.750% due 9/1/24	5,687,027
1,600,000	EUR	5.000% due 3/1/25(a)	2,270,168
3,600,000	EUR	4.750% due 9/1/44(a)	5,440,499
600,000	GBP	Italy Government International Bond, 6.000% due 8/4/28	1,121,913

		Total Italy	23,608,999

Japan — 1.9%
		Japan Government Thirty Year Bond:
20,000,000	JPY	2.500% due 9/20/35	203,968
220,000,000	JPY	1.700% due 9/20/44	1,941,651
190,000,000	JPY	1.500% due 12/20/44	1,599,940
50,000,000	JPY	Japan Government Twenty Year Bond, 1.400% due 9/20/34	433,822

		Total Japan	4,179,381

Malaysia — 0.3%
		Malaysia Government Bond:
400,000	MYR	4.012% due 9/15/17	96,543
680,000	MYR	3.260% due 3/1/18	159,269
900,000	MYR	5.734% due 7/30/19	226,496
220,000	MYR	4.378% due 11/29/19	52,784
35,000	MYR	4.160% due 7/15/21	8,343
300,000	MYR	4.181% due 7/15/24	69,890
220,000	MYR	4.498% due 4/15/30	51,656
100,000	MYR	4.935% due 9/30/43	23,711

		Total Malaysia	688,692

Mexico — 0.2%
		Mexican Bonos:
3,970,000	MXN	4.750% due 6/14/18	237,950
1,020,000	MXN	8.000% due 6/11/20	68,185
590,000	MXN	7.750% due 11/23/34	39,916

		Total Mexico	346,051

New Zealand — 0.1%
300,000	NZD	New Zealand Government Bond, 5.500% due 4/15/23	223,304

Peru — 0.0%
		Peruvian Government International Bond:
100,000	PEN	8.200% due 8/12/26(c)	32,912
260,000	PEN	6.950% due 8/12/31	75,045
40,000	PEN	6.950% due 8/12/31(a)	11,545

		Total Peru	119,502

Poland — 0.6%
		Poland Government Bond:
610,000	PLN	5.250% due 10/25/17 — 10/25/20	174,640
400,000	PLN	2.500% due 7/25/18	107,263
2,850,000	PLN	3.250% due 7/25/19 — 7/25/25	773,458
300,000	PLN	1.500% due 4/25/20	76,154

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Poland — 0.6% — (continued)
500,000	PLN	5.750% due 10/25/21 — 9/23/22	$157,075
500,000	PLN	4.000% due 10/25/23	143,394

		Total Poland	1,431,984

Romania — 0.1%
		Romania Government Bond:
100,000	RON	5.800% due 10/26/15	25,493
300,000	RON	5.750% due 1/27/16 — 4/29/20	80,422
100,000	RON	5.900% due 7/26/17	27,390
200,000	RON	4.750% due 2/24/25	54,950

		Total Romania	188,255

Russia — 0.1%
		Russian Federal Bond — OFZ:
3,500,000	RUB	7.500% due 3/15/18 — 2/27/19	49,564
1,800,000	RUB	7.600% due 7/20/22	23,044
1,500,000	RUB	7.050% due 1/19/28	16,934
5,000,000	RUB	Russian Foreign Bond — Eurobond, 7.850% due 3/10/18	71,209

		Total Russia	160,751

Slovenia — 2.6%
1,400,000	EUR	Slovenia Government Bond, 4.625% due 9/9/24	1,925,101
		Slovenia Government International Bond:
$1,800,000		4.750% due 5/10/18	1,916,910
800,000		4.125% due 2/18/19	842,344
400,000		5.500% due 10/26/22	450,458
700,000		5.250% due 2/18/24	773,675

		Total Slovenia	5,908,488

South Africa — 0.3%
		Eskom Holdings SOC Ltd.:
1,500,000	ZAR	0.000% due 8/18/27 — 12/31/32	18,571
		South Africa Government Bond:
3,300,000	ZAR	8.250% due 9/15/17 — 3/31/32	242,003
1,740,000	ZAR	7.250% due 1/15/20	128,334
100,000	ZAR	7.750% due 2/28/23	7,364
1,400,000	ZAR	8.000% due 1/31/30	99,409
3,300,000	ZAR	7.000% due 2/28/31	212,385
100,000	ZAR	8.875% due 2/28/35	7,509
400,000	ZAR	6.250% due 3/31/36	22,826
300,000	ZAR	8.500% due 1/31/37	21,740

		Total South Africa	760,141

South Korea — 1.1%
2,200,000		Export-Import Bank of Korea, 5.000% due 4/11/22	2,461,736

Spain — 4.9%
400,000	EUR	Autonomous Community of Catalonia, 4.300% due 11/15/16	460,521
500,000	EUR	Autonomous Community of Madrid Spain, 4.125% due 5/21/24	635,474
		Spain Government Bond:
2,100,000	EUR	4.800% due 1/31/24(a)	2,888,948
4,100,000	EUR	3.800% due 4/30/24(a)	5,276,434
1,250,000	EUR	Xunta de Galicia, 6.964% due 12/28/17	1,618,407

		Total Spain	10,879,784

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Sweden — 0.7%
		Sweden Government Bond:
7,500,000	SEK	4.250% due 3/12/19	$1,028,450
3,500,000	SEK	2.500% due 5/12/25	483,905

		Total Sweden	1,512,355

Thailand — 0.1%
		Thailand Government Bond:
900,000	THB	3.650% due 12/17/21	26,720
8,279,334	THB	1.250% due 3/12/28	200,679

		Total Thailand	227,399

Turkey — 0.2%
		Turkey Government Bond:
100,000	TRY	6.300% due 2/14/18	31,346
380,000	TRY	8.800% due 11/14/18 — 9/27/23	122,864
200,000	TRY	10.400% due 3/27/19 — 3/20/24	69,604
200,000	TRY	7.400% due 2/5/20	62,073
68,065	TRY	3.000% due 7/21/21	23,264
300,000	TRY	7.100% due 3/8/23	87,390
100,000	TRY	9.000% due 7/24/24	32,307
44,000	TRY	8.000% due 3/12/25	13,339

		Total Turkey	442,187

United Kingdom — 4.8%
		United Kingdom Gilt:
3,900,000	GBP	3.250% due 1/22/44	6,802,704
2,100,000	GBP	3.500% due 1/22/45	3,841,507

		Total United Kingdom	10,644,211

		TOTAL SOVEREIGN BONDS (Cost — $94,124,645)	89,285,202

CORPORATE BONDS & NOTES — 38.1%
Austria — 0.1%
200,000	EUR	Heta Asset Resolution AG, Senior Unsecured Notes, 0.056% due 5/31/16	145,867

Cayman Islands — 0.6%
$900,000		IPIC GMTN Ltd., Company Guaranteed Notes, 5.500% due 3/1/22(a)	1,027,125
300,000		NB Finance Ltd., Company Guaranteed Notes, 3.500% due 12/6/15	298,875

		Total Cayman Islands	1,326,000

Colombia — 0.1%
324,000,000	COP	Empresas Publicas de Medellin ESP, Senior Unsecured Notes, 8.375% due 2/1/21	111,108
95,000,000	COP	Financiera de Desarrollo Territorial SA Findeter, Senior Unsecured Notes, 7.875% due 8/12/24(a)	29,608

		Total Colombia	140,716

Denmark — 11.6%
		Nykredit Realkredit AS, Covered Notes:
46,000,000	DKK	1.000% due 10/1/16	6,985,374
47,100,000	DKK	2.000% due 10/1/15	7,191,999
6,300,000	DKK	2.000% due 1/1/16	954,841
71,200,000	DKK	Realkredit Danmark AS, Covered Notes, 2.000% due 1/1/16	10,782,162

		Total Denmark	25,914,376

France — 0.8%
		Credit Agricole SA:
600,000		Junior Subordinated Notes, 7.875%(b)(d)	613,613
1,200,000		Senior Unsecured Notes, 0.833% due 6/12/17(a)(b)	1,199,760

		Total France	1,813,373

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Germany — 5.8%
400,000	GBP	FMS Wertmanagement AoeR, Government Guaranteed Notes, 0.750% due 12/15/17	$608,611
6,400,000	EUR	KFW, Government Guaranteed Notes, 3.625% due 1/20/20	8,291,479
		Landwirtschaftliche Rentenbank, Government Guaranteed Notes:
4,300,000	NZD	4.750% due 3/12/19	2,870,777
1,200,000	AUD	5.500% due 3/29/22	986,712
100,000	AUD	4.250% due 1/24/23	76,693

		Total Germany	12,834,272

Greece — 0.5%
1,100,000	EUR	National Bank of Greece SA, Covered Notes, 3.875% due 10/7/16(c)	1,122,025

Ireland — 2.2%
		Depfa ACS Bank, Covered Notes:
2,400,000	EUR	3.875% due 11/14/16	2,813,159
900,000	EUR	4.875% due 5/21/19	1,179,014
500,000	EUR	German Postal Pensions Securitisation 2 PLC, Government Guaranteed Notes, 4.250% due 1/18/17	593,581
11,200,000	RUB	Novatek OAO via Novatek Finance Ltd., Senior Unsecured Notes, 7.750% due 2/21/17(a)	166,121
9,500,000	RUB	Russian Railways via RZD Capital PLC, Senior Unsecured Notes, 8.300% due 4/2/19	131,074

		Total Ireland	4,882,949

Italy — 2.8%
		Banca Carige SpA, Covered Notes:
900,000	EUR	3.750% due 11/25/16	1,050,929
400,000	EUR	3.875% due 10/24/18	492,902
		Banca Monte dei Paschi di Siena SpA, Covered Notes:
800,000	EUR	4.875% due 9/15/16	939,018
500,000	EUR	5.000% due 2/9/18	623,882
900,000	EUR	Banco Popolare SC, Senior Unsecured Notes, 3.500% due 3/14/19	1,038,318
1,700,000	EUR	UniCredit SpA, Subordinated Notes, 5.750% due 10/28/25(b)	2,074,911

		Total Italy	6,219,960

Jersey Channel Islands — 0.1%
200,000	GBP	HBOS Capital Funding LP, Company Guaranteed Notes, 9.540%(b)(d)	324,701

Luxembourg — 0.4%
600,000	EUR	Erste Europaische Pfandbrief und Kommunalkreditbank AG in Luxemburg SA, Covered Notes, 4.250% due 6/4/18	738,343
5,000,000	RUB	Sberbank of Russia Via SB Capital SA, Senior Unsecured Notes, 7.000% due 1/31/16	76,532

		Total Luxembourg	814,875

Mexico — 0.0%
100,000	MXN	Petroleos Mexicanos, Company Guaranteed Notes, 9.150% due 3/28/16	6,392

Netherlands — 0.7%
700,000	CAD	Bank Nederlandse Gemeenten NV, Senior Unsecured Notes, 2.125% due 10/1/19(a)	548,917
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
$100,000		Junior Subordinated Notes, 8.375%(b)(d)	104,155
550,000	EUR	Senior Unsecured Notes, 6.875% due 3/19/20	740,499
200,000		Petrobras Global Finance BV, Company Guaranteed Notes, 3.875% due 1/27/16	200,144

		Total Netherlands	1,593,715

Norway — 0.7%
		Eksportfinans ASA, Senior Unsecured Notes:
900,000		2.375% due 5/25/16	901,125
100,000	CHF	2.875% due 11/16/16	105,301
500,000		5.500% due 6/26/17	527,540

		Total Norway	1,533,966

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Portugal — 0.4%
		Novo Banco SA:
		Senior Unsecured Notes:
200,000	EUR	4.750% due 1/15/18	$227,920
200,000	EUR	4.000% due 1/21/19	221,250
300,000	EUR	Unsecured Notes, 5.000% due 4/4/19	344,053

		Total Portugal	793,223

South Korea — 0.4%
$850,000		Korea Development Bank (The), Senior Unsecured Notes, 4.000% due 9/9/16	873,811

Spain — 0.9%
1,000,000	EUR	Banco Popular Espanol SA, Junior Subordinated Notes, 8.250%(b)(d)	1,116,588
900,000	EUR	Banco Santander SA, Junior Subordinated Notes, 6.250%(b)(d)	987,200

		Total Spain	2,103,788

Supranational — 0.7%
1,400,000	NZD	Asian Development Bank, Senior Unsecured Notes, 4.625% due 3/6/19	932,977
		European Investment Bank, Senior Unsecured Notes:
500,000	AUD	0.500% due 6/21/23	279,408
800,000	AUD	0.500% due 8/10/23	440,698

		Total Supranational	1,653,083

Switzerland — 0.9%
		UBS AG, Subordinated Notes:
$600,000		7.250% due 2/22/22(b)	631,657
250,000		7.625% due 8/17/22	291,300
700,000		4.750% due 5/22/23(b)	714,526
400,000		5.125% due 5/15/24	400,901

		Total Switzerland	2,038,384

United Kingdom — 2.4%
		Barclays Bank PLC:
400,000		Junior Subordinated Notes, 8.250%(b)(d)	425,098
		Subordinated Notes:
400,000		7.625% due 11/21/22	456,750
1,600,000		7.750% due 4/10/23(b)	1,730,000
500,000		HBOS PLC, Subordinated Notes, 6.750% due 5/21/18(a)	552,981
200,000	GBP	LBG Capital No.2 PLC, Company Guaranteed Notes, 15.000% due 12/21/19	432,504
600,000	GBP	Lloyds Banking Group PLC, Junior Subordinated Notes, 7.625%(b)(d)	951,452
767,000		Royal Bank of Scotland PLC (The), Subordinated Notes, 9.500% due 3/16/22(b)	841,796

		Total United Kingdom	5,390,581

United States — 6.0%
		Ally Financial Inc.:
200,000		Company Guaranteed Notes, 3.500% due 7/18/16	202,500
300,000		Senior Unsecured Notes, 3.250% due 9/29/17	300,750
800,000	EUR	BA Covered Bond Issuer, Covered Notes, 4.250% due 4/5/17	955,816
900,000	EUR	Bank of America Corp., Subordinated Notes, 0.679% due 5/23/17(b)	1,004,471
700,000		CCO Safari II LLC, Senior Secured Notes, 4.464% due 7/23/22(a)	697,514
600,000		Citigroup Inc., Junior Subordinated Notes, 5.950%(b)(d)	574,500
200,000		DISH DBS Corp., Company Guaranteed Notes, 7.125% due 2/1/16	203,250
3,600,000		General Motors Financial Co., Inc., Company Guaranteed Notes, 4.000% due 1/15/25	3,421,044
500,000	AUD	Goldman Sachs Group Inc. (The), Senior Unsecured Notes, 2.660% due 4/12/16(b)	355,419
100,000		HCA Inc., Company Guaranteed Notes, 6.500% due 2/15/16	102,000

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
United States — 6.0% — (continued)
		International Lease Finance Corp.:
$200,000		Senior Secured Notes, 6.750% due 9/1/16(a)	$208,290
		Senior Unsecured Notes:
200,000		8.625% due 9/15/15	221,500
100,000		5.750% due 5/15/16	102,000
1,200,000		JPMorgan Chase & Co., Unsecured Notes, 0.845% due 4/25/18(b)	1,195,919
1,300,000		Lehman Brothers Holdings Inc., Senior Unsecured Notes, 0.000% due 12/30/16(c)	136,435
200,000		MGM Resorts International, Company Guaranteed Notes, 7.500% due 6/1/16	207,500
600,000		Springleaf Finance Corp., Company Guaranteed Notes, 5.400% due 12/1/15	602,250
1,000,000		Starwood Hotels & Resorts Worldwide Inc., Senior Unsecured Notes, 6.750% due 5/15/18	1,108,174
100,000		Time Warner Cable Inc., Company Guaranteed Notes, 5.850% due 5/1/17	106,124
400,000		T-Mobile USA Inc., Company Guaranteed Notes, 6.375% due 3/1/25	409,800
1,300,000		Verizon Communications Inc., Senior Unsecured Notes, 1.816% due 9/15/16(b)	1,314,317

		Total United States	13,429,573

		TOTAL CORPORATE BONDS & NOTES (Cost — $89,727,112)	84,955,630

COLLATERALIZED MORTGAGE OBLIGATIONS—12.1%
		ALBA PLC:
600,000	GBP	Series 2007-1, Class A3, 0.743% due 3/17/39(b)	831,750
659,054	GBP	Series 2015-1, Class A, 1.759% due 4/24/49(b)	1,001,719
525,712		Atrium CDO Corp., Series 7AR, Class AR, 1.421% due 11/16/22(a)(b)	525,659
1,572,635		Banc of America Alternative Loan Trust, Series 2006-3, Class 5CB1, 6.500% due 4/25/36	1,349,970
68,147		Banc of America Funding Trust, Series 2006-A, Class 1A1, step bond to yield, 2.675% due 2/20/36(b)	67,796
264,975		Banc of America Large Loan Inc., Series 2010-UB5, Class A4A, 5.675% due 2/17/51(a)(b)	274,009
67,488		Banc of America Mortgage Trust, Series 2003-F, Class 3A1, 2.748% due 7/25/33(b)	67,875
		Bear Stearns Adjustable Rate Mortgage Trust:
12,392		Series 2003-5, Class 1A2, 2.564% due 8/25/33(b)	12,414
21,974		Series 2003-7, Class 6A, 2.471% due 10/25/33(b)	22,210
62,076		Series 2004-2, Class 22A, 2.649% due 5/25/34(b)	60,113
12,511		Series 2004-2, Class 23A, 2.459% due 5/25/34(b)	11,640
26,152		Series 2005-2, Class A2, 2.515% due 3/25/35(b)	26,517
176,771		Bear Stearns Structured Products Trust, Series 2007-R6, Class 1A1, 2.502% due 1/26/36(b)	143,923
275,960	EUR	Casa d’este Finance, Series 1, Class A2, 0.336% due 9/15/40(b)	304,019
716,547	EUR	Claris ABS, Series 2011-1, Class A, 0.412% due 10/31/60(b)	784,369
1,200,000		Commercial Mortgage Trust, Series 2014-KYO, Class A, 1.092% due 6/11/27(a)(b)	1,197,279
		Countrywide Alternative Loan Trust:
15,067		Series 2005-21CB, Class A3, 5.250% due 6/25/35	13,962
90,616		Series 2007-11T1, Class A12, 0.549% due 5/25/37(b)	54,104
40,638		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37	34,940
49,975		Series 2007-7T2, Class A9, 6.000% due 4/25/37	37,012
		Countrywide Home Loan Mortgage Pass Through Trust:
10,031		Series 2004-12, Class 11A1, 2.766% due 8/25/34(b)	8,947
45,081		Series 2005-11, Class 3A1, 2.427% due 4/25/35(b)	37,744
181,163		Series 2005-2, Class 1A1, 0.519% due 3/25/35(b)	139,173
21,011		Series 2005-3, Class 2A1, 0.489% due 4/25/35(b)	17,579
153,194		Series 2005-9, Class 1A3, 0.429% due 5/25/35(b)	130,348
70,174		Series 2005-HYB9, Class 3A2A, 2.313% due 2/20/36(b)	65,334
21,150		Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 2.579% due 8/25/33(b)	21,338
220,692		CSAB Mortgage Backed Trust, Series 2006-4, Class A6A, step bond to yield, 5.684% due 12/25/36	138,203
48,236		Credit Suisse Mortgage Capital Trust, Series 2007-5R, Class A5, 6.500% due 7/26/36	28,956
659,490	GBP	DECO 12-UK 4 PLC, Series 2007-C4X, Class A1, 0.741% due 1/27/20(b)	981,723
345,816	GBP	Eurohome UK Mortgages PLC, Series 2007-1, Class A, 0.721% due 6/15/44(b)	493,478
		Eurosail-UK PLC:
293,689	GBP	Series 2007-4X, Class A2A, 0.871% due 6/13/45(b)	447,905
500,000	GBP	Series 2007-4X, Class A3, 1.521% due 6/13/45(b)(c)	736,906
638,667	GBP	Series 2007-6NCX, Class A2A, 1.271% due 9/13/45(b)	967,840

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
		Federal Home Loan Mortgage Corp. (FHLMC):
$51,347		Series T-35, Class A, 0.479% due 9/25/31(b)	$50,751
75,622		Series T-62, Class 1A1, 1.368% due 10/25/44(b)	77,417
		Federal Home Loan Mortgage Corp. (FHLMC), REMICS:
77,700		Series 2391, Class FJ, 0.698% due 4/15/28(b)	78,766
121,346		Series 2614, Class SJ, 19.119% due 5/15/33(b)	173,564
27,696		Series 3174, Class FM, 0.438% due 5/15/36(b)	27,700
12,687		Federal National Mortgage Association (FNMA), Grantor Trust, Series 2004-T3, Class 1A1, 6.000% due 2/25/44	14,526
		Federal National Mortgage Association (FNMA), REMICS:
10,213		Series 2003-34, Class A1, 6.000% due 4/25/43	11,256
1,895		Series 2005-120, Class NF, 0.299% due 1/25/21(b)	1,895
89,639		Federal National Mortgage Association (FNMA), Whole Loan, Series 2004-W12, Class 1A1, 6.000% due 7/25/44	102,633
487,096	EUR	German Residential Funding Ltd., Series 2013-2, Class A, 0.967% due 11/27/24(b)	549,689
466,657	EUR	German Residential Funding PLC, Series 2013-1, Class A, 1.117% due 8/27/24(b)	527,801
262,731	EUR	Giovecca Mortgages SRL, Series 2011-1, Class A, 0.581% due 4/23/48(b)	293,050
111,637		GMACM Mortgage Loan Trust , Series 2005-AR6, Class 3A1, 2.848% due 11/19/35(b)	104,672
25,730		GSR Mortgage Loan Trust, Series 2003-1, Class A2, 1.860% due 3/25/33(b)	25,381
		Harborview Mortgage Loan Trust:
22,285		Series 2003-1, Class A, 2.526% due 5/19/33(b)	22,183
41,482		Series 2005-2, Class 2A1A, 0.425% due 5/19/35(b)	34,610
106,139		Series 2005-3, Class 2A1A, 0.445% due 6/19/35(b)	92,347
144,645		Series 2006-SB1, Class A1A, 1.034% due 12/19/36(b)	121,434
193,400		Series 2007-1, Class 2A1A, 0.335% due 3/19/37(b)	165,788
		JPMorgan Mortgage Trust:
12,275		Series 2003-A2, Class 3A1, 1.990% due 11/25/33(b)	12,278
5,636		Series 2005-A1, Class 6T1, 2.648% due 2/25/35(b)	5,637
181,641		JPMorgan Resecuritization Trust, Series 2009-7, Class 17A1, 5.533% due 7/27/37(a)(b)	177,866
659,077	EUR	Leo-Mesdag BV, Series 2006-1, Class A, 0.347% due 8/29/19(b)	725,652
		Ludgate Funding PLC:
821,991	GBP	Series 2006-1X, Class A2A, 0.757% due 12/1/60(b)	1,134,584
791,183	GBP	Series 2007-1, Class A2A, 0.737% due 1/1/61(b)	1,093,149
156,155	EUR	Lunet RMBS BV, Series 2013-1, Class A1, 0.486% due 12/26/45(b)	175,574
		Merrill Lynch Mortgage Investors Trust:
14,562		Series 2003-A2, Class 1A1, 2.182% due 2/25/33(b)	14,010
60,446		Series 2005-2, Class 1A, 1.673% due 10/25/35(b)	58,923
193,310		Merrill Lynch Mortgage Trust, Series 2007-C1, Class ASB, 6.032% due 6/12/50(b)	193,813
44,127	GBP	Money Partners Securities 4 PLC, Series 4X, Class A1A, 0.951% due 3/15/40(b)	63,765
1,200,000		Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class A2R, 1.445% due 7/25/23(a)(b)	1,201,461
700,000	GBP	Newgate Funding, Series 2007-1X, Class A3, 0.728% due 12/1/50(b)	922,652
569,706		Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, 1.574% due 5/5/23(a)(b)	567,855
		Puma Finance Pty Ltd.:
443,520	AUD	Series 2014-1, Class A, 2.955% due 5/13/45	315,684
430,740	AUD	Series 2014-2, Class A, 2.830% due 10/18/45(b)	305,926
71,208		Series G5, Class A1, 0.473% due 2/21/38(a)(b)	71,073
		RALI Trust:
88,426		Series 2007-QO2, Class A1, 0.349% due 2/25/47(b)	50,708
651,599		Series 2007-QS1, Class 1A1, 6.000% due 1/25/37	549,652
		Residential Asset Securitization Trust:
31,928		Series 2005-A15, Class 5A1, 5.750% due 2/25/36	26,349
68,387		Series 2006-R1, Class A2, 0.599% due 1/25/46(b)	35,354
671,199	GBP	Residential Mortgage Securities 28 PLC, Series 28, Class A, 1.721% due 6/15/46	1,017,555
383,465	GBP	ResLoC UK PLC, Series 2007-1X, Class A3B, 0.731% due 12/15/43(b)	528,464
		RMAC Securities No 1 PLC:
360,718	GBP	Series 2006-NS1X, Class A2A, 0.721% due 6/12/44(b)	506,332
678,251	GBP	Series 2006-NS3X, Class A2A, 0.721% due 6/12/44(b)	937,664

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
		Structured Adjustable Rate Mortgage Loan Trust:
$16,461		Series 2004-1, Class 4A1, 2.563% due 2/25/34(b)	$16,508
74,620		Series 2004-19, Class 2A1, 1.598% due 1/25/35(b)	60,371
68,282		Series 2004-4, Class 3A2, 2.487% due 4/25/34(b)	68,471
		Structured Asset Mortgage Investments II Trust:
91,832		Series 2005-AR2, Class 2A1, 0.429% due 5/25/45(b)	81,256
107,708		Series 2005-AR8, Class A1A, 0.479% due 2/25/36(b)	87,895
68,369		Series 2006-AR5, Class 1A1, 0.409% due 5/25/46(b)	54,134
370,707		Series 2007-AR4, Class A3, 0.419% due 9/25/47(b)	298,324
161,292		Series 2007-AR6, Class A1, 1.684% due 8/25/47(b)	135,372
153,255		Structured Asset Securities Corp. Trust, Series 2005-10, Class 4A1, 5.500% due 12/25/34	153,708
96,631	AUD	Torrens Trust, Series 2007-1, Class A, 2.465% due 10/19/38(b)	68,777
		Wachovia Bank Commercial Mortgage Trust:
900,000		Series 2006-C23, Class A5, 5.416% due 1/15/45(b)	906,407
433,319		Series 2006-C28, Class A4, 5.572% due 10/15/48	447,527
		WaMu Mortgage Pass Through Certificates Trust:
21,219		Series 2002-AR9, Class 1A, 1.568% due 8/25/42(b)	20,256
8,291		Series 2003-AR5, Class A7, 2.560% due 6/25/33(b)	8,435
81,388		Series 2005-AR13, Class A1A1, 0.489% due 10/25/45(b)	75,858
131,714		Series 2006-AR13, Class 2A, 2.187% due 10/25/46(b)	122,132
892		Washington Mutual Mortgage Loan Trust, Series 2001-7, Class A, 1.061% due 5/25/41(b)	872
34,547		Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2006-AR5, Class 3A, 1.124% due 7/25/46(b)	22,187
203,296		Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2002-AR3, Class 1A7, 2.202% due 12/25/32(b)	203,317

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $28,244,504)	27,036,004

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.6%
U.S. GOVERNMENT OBLIGATIONS — 9.6%
6,300,000		U.S. Treasury Bonds, 2.500% due 2/15/45(e)	5,733,164
		U.S. Treasury Inflation Indexed Bonds:
603,012		0.125% due 7/15/24(e)	579,959
8,765,511		0.250% due 1/15/25(e)	8,463,171
5,697,045		2.375% due 1/15/25	6,613,096

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $22,130,227)	21,389,390

MORTGAGE-BACKED SECURITIES — 0.9%
FNMA — 0.9%
		Federal National Mortgage Association (FNMA):
571,073		5.700% due 8/1/18(b)	589,443
93,581		3.000% due 1/1/22	97,662
885,502		2.500% due 8/1/28	907,685
107,091		2.523% due 11/1/34(b)	114,692
145,442		6.500% due 8/1/37	161,663

		TOTAL FNMA	1,871,145

GNMA — 0.0%
		Government National Mortgage Association II (GNMA):
15,555		6.000% due 9/20/38	16,608

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $1,829,530)	1,887,753

ASSET-BACKED SECURITIES — 0.4%
Automobiles — 0.3%
559,147		Motor PLC, Series 2014-1A, Class A1, 0.679% due 8/25/21(a)(b)	560,181

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount/ Units†		Security	Value
Student Loans — 0.1%
$212,835		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 1.245% due 4/25/38(b)	$213,554

		TOTAL ASSET-BACKED SECURITIES (Cost — $771,981)	773,735

MUNICIPAL BOND — 0.1%
United States — 0.1%
295,000		School District of Philadelphia (The), Build America General Obligation Bonds, 6.765% due 6/1/40 (Cost — $295,000)	322,824

Notional Amount†
PURCHASED OPTIONS — 0.0%
United States — 0.0%
100,000		OTC Eurodollar versus U.S. Dollar, Put @ $1.09, expires 10/23/2015, HSBC	875
160,000		OTC U.S. Dollar versus Korean Won, Call @ $1,160.00, expires 10/02/2015, HSBC	4,231
160,000		OTC U.S. Dollar versus Korean Won, Put @ $1,100.00, expires 10/02/2015, HSBC	30

		TOTAL PURCHASED OPTIONS (Cost — $5,552)	5,136

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $237,128,551)	225,655,674

Face Amount†
SHORT-TERM INVESTMENTS — 5.4%
SOVEREIGN BOND — 2.4%
670,000,000	JPY	Japan Treasury Discount Bill, 0.005% due 11/9/15(f) (Cost — $5,376,629)	5,526,300

TIME DEPOSITS — 1.0%
		ANZ National Bank — London:
$456,249		0.030% due 9/1/15	456,249
82,656	AUD	1.051% due 9/1/15	58,831
		BBH — Grand Cayman:
526	CHF	(1.000)% due 9/1/15	544
142,582	SEK	(0.500)% due 9/1/15	16,847
3,673	DKK	(0.350)% due 9/1/15	552
969	EUR	(0.219)% due 9/1/15	1,088
45,246,561	JPY	0.005% due 9/1/15	373,198
1,393	SGD	0.100% due 9/1/15	987
57,009	CAD	0.100% due 9/1/15	43,332
136,000	NOK	0.134% due 9/1/15	16,443
127	AUD	1.051% due 9/1/15	91
59	NZD	2.050% due 9/1/15	37
298,182	EUR	DNB — Oslo, (0.219)% due 9/1/15	334,575
862,959		National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/1/15	862,959

		TOTAL TIME DEPOSITS (Cost — $2,165,733)	2,165,733

U.S. GOVERNMENT AGENCIES — 1.1%
		Federal Home Loan Bank Discount Notes:
200,000		0.093% due 10/9/15(f)	199,980
100,000		0.140% due 10/21/15(f)	99,981
100,000		0.155% due 11/3/15(f)	99,973
200,000		0.160% due 11/9/15(f)	199,939

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Face Amount†	Security	Value
U.S. GOVERNMENT AGENCIES — 1.1% — (continued)
$100,000	0.180% due 11/18/15(f)	$99,961
	Federal National Mortgage Association (FNMA), Discount notes:
500,000	0.225% due 1/14/16(f)	499,578
800,000	0.260% due 2/8/16(f)	799,076
400,000	Freddie Mac Discount Notes, 0.280% due 2/22/16(f)	399,458

	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $2,397,946)	2,397,946

U.S. GOVERNMENT OBLIGATIONS — 0.9%
	United States Treasury Bill:
363,000	0.091% due 1/7/16(e)(f)	362,883
621,000	0.130% due 2/4/16(e)(f)	620,650
772,000	0.165% due 2/11/16(e)(f)	771,423
151,000	0.180% due 2/18/16(e)(f)	150,872

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $1,905,828)	1,905,828

	TOTAL SHORT-TERM INVESTMENTS (Cost — $11,846,136)	11,995,807

	TOTAL INVESTMENTS — 106.6% (Cost — $248,974,687#)	237,651,481

	Liabilities in Excess of Other Assets — (6.6)%	(14,616,648)

	TOTAL NET ASSETS — 100.0%	$223,034,833

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Restricted security that may be sold to ‘‘qualified institutional buyers’’ pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2015.
(c)	Illiquid security.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(f)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $253,393,261.

Abbreviations used in this schedule:
CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
GMTN	— Global Medium Term Note
PLC	— Public Limited Company
OTC	— Other the Counter
REMICS	— Real Estate Mortgage Investment Conduits

Summary of Investments by Security Type^
Sovereign Bonds	37.6%
Corporate Bond & Notes	35.8
Collateralized Mortgage Obligations	11.4
U.S. Government & Agency Obligations	9.0
Mortgage-Backed Securities	0.8
Asset-Backed Securities	0.3
Municipal Bonds	0.1
Purchased Options	0.0	**
Short-Term Investments	5.0

	100.0%

^	As a percentage of total investments.
**	Position represents less than 0.1%

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Schedule of Options Contracts Written

Notional Amount		Security Name	Counterparty	Expiration Date	Strike Price	Value
United States
7,100,000	EUR	iTraxx Europe Series 23 Index, Put	BCLY	9/16/15	$0.90	$1,671
100,000	EUR	OTC Euro versus U.S. Dollar, Put	HSBC	10/23/15	1.06	346
100,000	EUR	OTC Euro versus U.S. Dollar, Call	HSBC	10/23/15	1.14	1,452
130,000		OTC U.S. Dollar versus Indian Rupee, Put	UBS	10/28/15	63.20	35
130,000		OTC U.S. Dollar versus Indian Rupee, Call	UBS	10/28/15	66.50	2,305
60,000		OTC U.S. Dollar versus Korean Won, Put	DUB	10/2/15	1,100.00	11
100,000		OTC U.S. Dollar versus Korean Won, Put	UBS	10/2/15	1,100.00	19
60,000		OTC U.S. Dollar versus Korean Won, Call	DUB	10/2/15	1,160.00	1,587
100,000		OTC U.S. Dollar versus Korean Won, Call	UBS	10/2/15	1,160.00	2,644
100,000		OTC U.S. Dollar versus Peruvian Sol, Call	DUB	9/22/15	3.25	1,160
75,600		OTC U.S. Dollar versus South African Rand, Put	BOA	9/25/15	11.78	2
100,000		OTC U.S. Dollar versus South African Rand, Call	JPM	10/28/15	13.50	2,498
100,000		OTC U.S. Dollar versus South African Rand, Call	HSBC	10/28/15	13.50	2,498
100,000		OTC U.S. Dollar versus Turkish Lira, Call	HSBC	11/6/15	3.00	2,249
3,000,000	EUR	Swaption, 6-Month EURIBOR, EUR, Call	BCLY	4/29/16	0.40	1,709
3,000,000	EUR	Swaption, 6-Month EURIBOR, EUR, Put	BCLY	4/29/16	1.40	96,540

		TOTAL OPTIONS CONRACTS WRITTEN (Premiums received — $63,177)				$116,726

During the year ended August 31, 2015, options contracts written transactions for International Fixed Income Investments was as follows:

	Number of Contracts	Premiums Received
Options contracts written, outstanding at August 31, 2014	4,128,105	$109,364
Options written	77,864,276	596,996
Options closed	(25,725,712)	(389,600)
Options expired	(41,911,069)	(253,583)

Options contracts written, outstanding at August 31, 2015	14,355,600	$63,177

Schedule of Reverse Repurchase Agreements

Face Amount	Security	Value
$5,633,250	SG Americas Securities 0.270% due 9/02/15	$5,633,250
3,670,875	JPMorgan Securities 0.220% due 9/04/15	3,670,875

	TOTAL REVERSE REPURCHASE AGREEMENTS (Proceeds — $9,304,125)	$9,304,125

For the year ended August 31, 2015, the average borrowing and interest rate under the reverse repurchase agreements were $1,856,235 and 0.16%, respectively.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Schedule of Forward Sale Commitments

Face Amount	Security	Value
	Federal National Mortgage Association (FNMA)
$9,000,000	4.500% due 9/1/45(a)	$9,755,156
3,000,000	3.500% due 9/14/45(a)	3,112,055
5,000,000	4.000% due 10/1/45(a)	5,303,905
5,000,000	4.500% due 10/1/45(a)	5,411,719

	TOTAL OPEN FORWARD SALE COMMITMENTS (Proceeds — $23,541,562)	$23,582,835

(a)	This security is traded on a TBA basis (see Note 1).

At August 31, 2015, International Fixed Income Investments had open exchange traded futures contracts as described below. The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Open Futures Contracts	Number of Contracts	Expiration Date (Month / Year)	Market Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australia Government 10-Year Bond September Futures	10	9/15	$916,750	$30,938
Euro-BOBL December Futures	18	12/15	2,589,242	(3,231)
Euro-BTP December Futures	49	12/15	7,340,440	(15,944)
Euro-OAT September Futures	130	9/15	21,545,940	(63,665)
Japan Government 10-Year Bond September Futures	3	9/15	3,661,168	24,992
U.S. Treasury 5-Year Note December Futures	48	12/15	5,733,000	(21,000)
U.S. Treasury 10-Year Note December Futures	395	12/15	50,189,688	(131,499)
United Kingdom Long GILT December Futures	23	12/15	4,136,449	(29,481)

				$(208,890)

Contracts to Sell:
90-Day Eurodollar December Futures	28	12/16	6,916,700	(22,418)
90-Day Eurodollar June Futures	2	6/16	496,025	(1,397)
90-Day Eurodollar March Futures	16	3/17	3,945,600	(13,343)
90-Day Eurodollar September Futures	21	9/16	5,198,025	(16,384)
Canada Government 10-Year Bond December Futures	21	12/15	2,257,302	30,608
Euro-Bund September Futures	3	9/15	515,324	8,112
U.S. Treasury Long Bond December Futures	37	12/15	5,721,125	27,461
U.S. Treasury Ultra Long Bond December Futures	27	12/15	4,276,969	154,828

				167,467

Net Unrealized Depreciation on Open Futures Contracts				$(41,423)

At August 31, 2015, International Fixed Income Investments deposited cash collateral with brokers in the amount of $1,087,334 for open exchange traded futures contracts.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments
At August 31, 2015, International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized appreciation (depreciation) on the open contracts reflected in the accompanying financial statements were as follows:

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Contracts to Buy:
Australian Dollar	6,553,150	DUB	$4,664,203	9/2/15	$(12,367)
Australian Dollar	1,747,000	GSC	1,243,427	9/2/15	(28,279)
Australian Dollar	819,000	GSC	582,924	9/2/15	(20,770)
Brazilian Real	56,952	DUB	15,702	9/2/15	(298)
Brazilian Real	342,997	HSBC	94,565	9/2/15	(1,432)
Brazilian Real	511,323	HSBC	140,973	9/2/15	(9,145)
Brazilian Real	118,932	JPM	32,790	9/2/15	(1,210)
Brazilian Real	1,752,255	JPM	483,101	9/2/15	(18,827)
Brazilian Real	1,835,702	JPM	506,107	9/2/15	2,720
Brazilian Real	205,088	JPM	56,543	9/2/15	(1,457)
Brazilian Real	208,380	SCB	57,451	9/2/15	(2,549)
Brazilian Real	716,051	UBS	197,417	9/2/15	(14,080)
Brazilian Real	1,100,000	DUB	300,058	10/2/15	(22,951)
Brazilian Real	2,002,868	JPM	546,344	10/2/15	(9,985)
British Pound	142,000	CITI	217,920	9/2/15	(4,588)
British Pound	642,000	GSC	985,246	9/2/15	(10,729)
British Pound	17,062,547	SCB	26,185,052	9/2/15	(313,479)
Canadian Dollar	10,570,448	SCB	8,034,392	9/2/15	48,251
Chilean Peso	15,031,250	BCLY	21,655	9/25/15	(1,883)
Chinese Onshore Renminbi	14,100,000	JPM	2,209,723	9/8/15	(86,694)
Colombian Peso	15,525,000	BNP	5,083	9/1/15	83
Colombian Peso	452,225,272	BNP	147,978	9/22/15	(1,501)
Colombian Peso	123,810,423	BNP	40,514	9/22/15	(3,966)
Colombian Peso	217,434,386	HSBC	71,150	9/22/15	(1,196)
Danish Krone	1,015,000	JPM	152,583	9/2/15	2,372
Danish Krone	24,827,000	JPM	3,734,589	10/1/15	3,450
Danish Krone	11,606,360	JPM	1,745,881	10/1/15	27,693
Euro	469,000	CITI	526,241	9/2/15	3,504
Euro	286,000	CITI	320,907	9/2/15	6,817
Euro	3,353,000	CITI	3,762,233	9/2/15	20,391
Euro	26,286,746	DUB	29,495,040	9/2/15	(148,261)
Euro	1,455,000	GSC	1,632,583	9/2/15	21,000
Euro	48,841,816	GSC	54,802,953	9/2/15	(289,595)
Euro	137,000	HSBC	153,721	9/2/15	(2,334)
Euro	819,000	JPM	918,958	9/2/15	26,593
Euro	896,000	JPM	1,005,357	9/2/15	(21,928)
Euro	1,222,000	UBS	1,371,145	9/2/15	21,963
Euro	713,000	GSC	800,370	10/2/15	(5,825)
Euro	432,000	JPM	484,937	10/2/15	744
Euro	9,000	BOA	10,110	11/12/15	(55)
Euro	84,000	BOA	94,360	11/12/15	972
Euro	32,000	BOA	35,947	11/12/15	579

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Hungarian Forint	6,953,375	BOA	$24,884	10/21/15	$(116)
Hungarian Forint	1,677,794	DUB	6,004	10/21/15	4
Hungarian Forint	1,955,330	DUB	6,997	10/21/15	(3)
Hungarian Forint	279,858	DUB	1,002	10/21/15	2
Hungarian Forint	31,232,953	DUB	111,772	10/21/15	1,995
Hungarian Forint	10,234,000	JPM	36,624	10/21/15	(709)
Indian Rupee	2,072,640	BNP	30,960	10/20/15	(1,040)
Indian Rupee	646,800	DUB	9,661	10/20/15	(339)
Indian Rupee	1,811,600	UBS	27,060	10/20/15	(940)
Indian Rupee	6,598,064	SCB	98,060	11/18/15	(3,176)
Indonesian Rupiah	5,035,207,890	SCB	354,280	10/20/15	(312)
Indonesian Rupiah	768,977,219	SCB	54,106	10/20/15	926
Indonesian Rupiah	1,866,739,947	SCB	131,345	10/20/15	(673)
Indonesian Rupiah	318,254,583	JPM	21,717	2/26/16	759
Indonesian Rupiah	318,254,582	BOA	20,812	8/18/16	796
Indonesian Rupiah	326,843,867	JPM	21,374	8/18/16	622
Indonesian Rupiah	188,715,617	UBS	12,341	8/18/16	181
Indonesian Rupiah	573,278,614	UBS	37,489	8/18/16	1,251
Israeli New Shekel	274,031	BCLY	69,836	9/9/15	(2,164)
Israeli New Shekel	123,218	BOA	31,402	9/9/15	(598)
Israeli New Shekel	274,031	DUB	69,946	11/30/15	(2,340)
Israeli New Shekel	123,218	JPM	31,452	11/30/15	(856)
Japanese Yen	38,500,000	GSC	317,552	9/2/15	8,230
Japanese Yen	921,359,000	HSBC	7,599,464	9/2/15	(108,552)
Japanese Yen	206,500,000	JPM	1,703,234	9/2/15	37,253
Japanese Yen	121,900,000	JPM	1,005,444	9/2/15	13,354
Korean Won	109,251,750	HSBC	92,371	9/3/15	(629)
Korean Won	63,413,000	BOA	53,595	9/14/15	127
Korean Won	940,696,000	BOA	794,651	9/30/15	1,905
Korean Won	14,257,200	BCLY	12,037	10/20/15	37
Korean Won	71,864,100	DUB	60,672	10/20/15	(2,328)
Korean Won	109,251,750	HSBC	92,237	10/20/15	344
Korean Won	3,564,000	HSBC	3,009	10/20/15	9
Malaysian Ringgit	106,294	SCB	25,326	9/8/15	(663)
Malaysian Ringgit	94,000	BCLY	22,327	10/20/15	(27)
Malaysian Ringgit	330,013	BCLY	78,385	10/20/15	(3,484)
Malaysian Ringgit	106,294	HSBC	25,246	10/20/15	(416)
Malaysian Ringgit	350,794	JPM	83,320	10/20/15	(2,680)
Malaysian Ringgit	154,755	SCB	36,757	10/20/15	(1,243)
Malaysian Ringgit	749,157	UBS	177,939	10/20/15	(3,323)
Malaysian Ringgit	163,527	UBS	38,840	10/20/15	(947)
Malaysian Ringgit	179,569	UBS	42,651	10/20/15	(1,058)
Malaysian Ringgit	423,807	UBS	100,663	10/20/15	920
Malaysian Ringgit	330,013	BCLY	77,806	2/16/16	(3,139)
Mexican Peso	305,000	BCLY	18,222	9/30/15	(984)
Mexican Peso	1,057,651	SCB	63,187	9/30/15	(4,263)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Mexican Peso	125,552	UBS	$7,500	9/30/15	$(406)
Mexican Peso	481,000	UBS	28,736	9/30/15	77
Mexican Peso	17,774,605	UBS	1,061,905	9/30/15	(82,533)
Mexican Peso	4,589,263	UBS	274,176	9/30/15	(16,157)
New Taiwan Dollar	582,948	HSBC	17,950	10/20/15	(50)
New Taiwan Dollar	1,434,444	JPM	44,170	10/20/15	170
New Zealand Dollar	9,970,135	HSBC	6,320,068	9/2/15	(114,039)
New Zealand Dollar	437,000	JPM	277,014	9/2/15	(9,458)
New Zealand Dollar	1,007,000	JPM	638,337	9/2/15	(26,685)
New Zealand Dollar	591,000	UBS	373,735	10/2/15	(9,576)
Nigerian Naira	263,000	HSBC	1,233	2/10/16	233
Nigerian Naira	1,542,000	HSBC	7,231	2/10/16	1,231
Nigerian Naira	1,566,000	HSBC	7,344	2/10/16	1,344
Nigerian Naira	3,445,000	HSBC	16,155	2/10/16	3,155
Nigerian Naira	3,212,000	JPM	15,062	2/10/16	2,564
Peruvian Sol	192,848	BOA	59,264	9/15/15	347
Peruvian Sol	63,600	DUB	19,545	9/15/15	(455)
Peruvian Sol	132,978	UBS	40,866	9/15/15	(573)
Peruvian Sol	83,772	DUB	25,639	9/25/15	(361)
Philippine Peso	3,722,701	HSBC	79,409	10/20/15	(2,229)
Polish Zloty	621,000	BCLY	164,193	10/21/15	(1,050)
Polish Zloty	105,000	BCLY	27,762	10/21/15	(90)
Polish Zloty	295,000	BCLY	77,998	10/21/15	(20)
Polish Zloty	215,000	HSBC	56,847	10/21/15	248
Polish Zloty	234,000	JPM	61,870	10/21/15	3
Polish Zloty	617,000	JPM	163,135	10/21/15	187
Polish Zloty	104,000	JPM	27,498	10/21/15	(94)
Polish Zloty	1,852,669	UBS	489,847	10/21/15	6,595
Romanian New Leu	310,973	BOA	78,719	10/21/15	2,138
Romanian New Leu	230,000	HSBC	58,222	10/21/15	945
Russian Ruble	4,666,250	BOA	71,864	10/7/15	1,787
Russian Ruble	4,665,000	DUB	71,845	10/7/15	1,946
Russian Ruble	434,000	HSBC	6,684	10/7/15	350
Russian Ruble	7,340,000	HSBC	113,043	10/7/15	397
Singapore Dollar	16,000	BCLY	11,318	10/9/15	(97)
Singapore Dollar	29,000	UBS	20,513	10/9/15	(151)
South African Rand	233,130	BOA	17,498	9/29/15	(1,502)
South African Rand	304,000	BCLY	22,726	10/21/15	(1,013)
South African Rand	199,000	BNP	14,876	10/21/15	(203)
South African Rand	7,014,085	DUB	524,355	10/21/15	(33,022)
South African Rand	291,000	DUB	21,755	10/21/15	(506)
South African Rand	242,519	HSBC	18,100	10/30/15	(900)
South African Rand	229,810	JPM	17,152	10/30/15	(848)
Swedish Krona	1,010,000	SCB	119,418	10/2/15	(2,185)
Thai Baht	974,622	JPM	26,971	10/20/15	(102)
Thai Baht	19,316,223	UBS	534,542	10/20/15	(5,772)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Turkish Lira	24,000	DUB	$8,204	9/18/15	$(325)
Turkish Lira	1,654,383	HSBC	565,564	9/18/15	(39,800)
Turkish Lira	651,000	JPM	222,549	9/18/15	(57)
Turkish Lira	26,867	BCLY	8,999	11/24/15	(1)
Turkish Lira	92,000	BCLY	30,813	11/24/15	117
Turkish Lira	830,378	SCB	278,114	11/24/15	2,310

					(1,250,655)

Contracts to Sell:
Australian Dollar	8,212,150	DUB	5,844,997	9/2/15	130,221
Australian Dollar	754,000	HSBC	536,659	9/2/15	19,197
Australian Dollar	153,000	JPM	108,897	9/2/15	3,620
Australian Dollar	6,553,150	DUB	4,657,011	10/2/15	12,325
Brazilian Real	56,952	DUB	15,701	9/2/15	(84)
Brazilian Real	854,319	HSBC	235,538	9/2/15	(1,266)
Brazilian Real	2,002,868	JPM	552,196	9/2/15	9,855
Brazilian Real	1,566,112	JPM	431,781	9/2/15	17,219
Brazilian Real	342,997	JPM	94,565	9/2/15	(565)
Brazilian Real	208,380	SCB	57,451	9/2/15	(309)
Brazilian Real	716,051	UBS	197,417	9/2/15	(1,061)
Brazilian Real	1,100,000	BNP	300,058	10/2/15	106,533
Brazilian Real	110,040	BNP	30,017	10/2/15	(17)
Brazilian Real	342,997	HSBC	93,563	10/2/15	1,437
Brazilian Real	1,757,032	UBS	479,284	10/2/15	139,716
Brazilian Real	346,164	BCLY	90,703	2/2/16	3,402
Brazilian Real	315,000	DUB	76,739	10/4/16	9,911
Brazilian Real	400,000	BNP	91,379	7/5/17	49,600
British Pound	15,805,547	HSBC	24,255,997	9/2/15	391,173
British Pound	745,000	JPM	1,143,315	9/2/15	19,664
British Pound	1,296,000	JPM	1,988,907	9/2/15	30,860
British Pound	17,062,547	SCB	26,180,754	10/2/15	313,130
Canadian Dollar	10,361,448	GSC	7,875,535	9/2/15	93,277
Canadian Dollar	209,000	JPM	158,857	9/2/15	73
Canadian Dollar	10,570,448	SCB	8,033,763	10/2/15	(48,335)
Chilean Peso	4,896,150	JPM	7,054	9/25/15	(54)
Chinese Onshore Renminbi	14,100,000	JPM	2,209,723	9/8/15	(77,720)
Colombian Peso	15,525,000	BNP	5,082	9/1/15	(76)
Colombian Peso	864,058,694	BNP	282,740	9/22/15	5,260
Colombian Peso	15,535,000	BNP	5,083	9/22/15	(83)
Colombian Peso	190,007,730	JPM	62,175	9/22/15	(3,175)
Danish Krone	12,781,000	HSBC	1,922,575	10/1/15	59,373
Danish Krone	7,978,000	HSBC	1,200,087	10/1/15	26,092
Danish Krone	20,659,000	HSBC	3,107,620	10/1/15	86,212
Danish Krone	6,760,000	JPM	1,016,870	10/1/15	20,455
Danish Krone	13,304,000	HSBC	2,006,036	1/4/16	59,470
Danish Krone	31,228,000	HSBC	4,708,695	1/4/16	112,157

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Danish Krone	34,885,000	JPM	$5,260,113	1/4/16	$154,283
Danish Krone	11,606,360	JPM	1,765,253	10/3/16	(28,294)
Danish Krone	24,827,000	JPM	3,776,029	10/3/16	(6,366)
Euro	7,808,000	CITI	8,760,965	9/2/15	(281,728)
Euro	1,296,000	CITI	1,454,176	9/2/15	(32,647)
Euro	550,000	GSC	617,128	9/2/15	(13,720)
Euro	137,000	HSBC	153,721	9/2/15	(2,234)
Euro	1,462,000	JPM	1,640,437	9/2/15	(38,997)
Euro	17,349,198	JPM	19,466,664	9/2/15	(485,022)
Euro	2,215,000	JPM	2,485,340	9/2/15	(64,580)
Euro	52,089,365	SCB	58,446,864	9/2/15	(894,596)
Euro	859,000	UBS	963,841	9/2/15	(23,095)
Euro	26,286,746	DUB	29,507,886	10/2/15	148,374
Euro	360,000	GSC	404,114	10/2/15	7,227
Euro	48,841,816	GSC	54,826,821	10/2/15	289,527
Euro	137,000	HSBC	153,788	10/2/15	2,336
Hungarian Forint	3,881,000	HSBC	13,888	10/21/15	74
Hungarian Forint	12,039,000	UBS	43,084	10/21/15	(46)
Indian Rupee	67,460	BCLY	1,008	10/20/15	(8)
Indian Rupee	1,618,560	BOA	24,177	10/20/15	(177)
Indian Rupee	1,518,744	BOA	22,686	10/20/15	893
Indian Rupee	4,305,470	HSBC	64,312	10/20/15	688
Indian Rupee	1,618,320	JPM	24,173	10/20/15	(173)
Indian Rupee	668,885	UBS	9,991	10/20/15	9
Indonesian Rupiah	1,223,405,000	JPM	86,079	10/20/15	(1,079)
Indonesian Rupiah	5,790,266,900	SCB	407,407	10/20/15	(407)
Israeli New Shekel	274,031	DUB	69,836	9/9/15	2,382
Israeli New Shekel	123,218	JPM	31,402	9/9/15	877
Israeli New Shekel	395,735	DUB	100,930	10/15/15	4,312
Japanese Yen	94,000,000	CITI	775,322	9/2/15	(18,443)
Japanese Yen	113,600,000	GSC	936,985	9/2/15	(25,809)
Japanese Yen	1,080,659,000	JPM	8,913,387	9/2/15	(169,052)
Japanese Yen	921,359,000	HSBC	7,603,412	10/2/15	109,148
Japanese Yen	670,000,000	CITI	5,531,989	11/9/15	(154,782)
Korean Won	109,251,750	HSBC	92,371	9/3/15	(315)
Korean Won	58,625,000	BOA	49,548	9/14/15	452
Korean Won	4,788,000	SCB	4,047	9/14/15	(47)
Korean Won	635,869,000	BCLY	537,149	9/30/15	(4,149)
Korean Won	304,827,000	JPM	257,502	9/30/15	(2,502)
Korean Won	63,413,000	BOA	53,537	10/20/15	(129)
Korean Won	940,696,000	BOA	794,198	10/20/15	(1,920)
Korean Won	121,788,000	HSBC	102,822	10/20/15	(822)
Korean Won	166,893,040	HSBC	140,902	10/20/15	5,888
Korean Won	660,089,869	JPM	557,292	10/20/15	(19)
Korean Won	1,279,999,006	JPM	1,080,660	10/20/15	22,312
Malaysian Ringgit	106,294	HSBC	25,326	9/8/15	436

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Malaysian Ringgit	201,852	BCLY	$47,944	10/20/15	$4,322
Malaysian Ringgit	74,826	DUB	17,773	10/20/15	227
Malaysian Ringgit	274,862	JPM	65,285	10/20/15	3,715
Malaysian Ringgit	1,698,766	JPM	403,490	10/20/15	10,510
Malaysian Ringgit	348,213	JPM	82,707	10/20/15	(707)
Malaysian Ringgit	182,292	JPM	43,298	10/20/15	702
Mexican Peso	9,386,000	BCLY	560,746	9/30/15	3,310
Mexican Peso	2,099,000	BCLY	125,401	9/30/15	(819)
Mexican Peso	151,505	DUB	9,051	9/30/15	(51)
Mexican Peso	286,983	JPM	17,145	9/30/15	855
Mexican Peso	748,574	UBS	44,722	9/30/15	2,278
New Taiwan Dollar	1,427,400	BCLY	43,953	10/20/15	1,047
New Taiwan Dollar	1,458,160	BCLY	44,900	10/20/15	(900)
New Taiwan Dollar	2,441,285	DUB	75,172	10/20/15	1,828
New Taiwan Dollar	588,780	DUB	18,130	10/20/15	(130)
New Taiwan Dollar	53,883,600	HSBC	1,659,192	10/20/15	808
New Taiwan Dollar	529,920	JPM	16,317	10/20/15	(317)
New Taiwan Dollar	11,939,150	JPM	367,632	10/20/15	(2,632)
New Taiwan Dollar	639,700	DUB	19,705	11/13/15	295
New Zealand Dollar	11,414,135	JPM	7,235,419	9/2/15	306,361
New Zealand Dollar	9,970,135	HSBC	6,304,889	10/2/15	114,421
Nigerian Naira	181,000	BCLY	849	2/10/16	(142)
Nigerian Naira	9,847,000	SCB	46,176	2/10/16	(2,740)
Peruvian Sol	57,618	BNP	17,707	9/15/15	293
Peruvian Sol	130,781	BNP	40,190	9/15/15	1,533
Peruvian Sol	236,052	BNP	72,541	9/15/15	(541)
Peruvian Sol	56,449	DUB	17,347	9/15/15	(347)
Peruvian Sol	98,580	UBS	30,295	9/15/15	406
Peruvian Sol	22,484	DUB	6,884	9/24/15	116
Peruvian Sol	164,399	DUB	50,336	9/24/15	664
Peruvian Sol	64,000	BCLY	19,556	9/29/15	185
Peruvian Sol	60,800	BCLY	18,134	12/28/15	(191)
Peruvian Sol	94,740	BOA	28,207	1/6/16	667
Philippine Peso	281,580	DUB	6,006	10/20/15	(6)
Philippine Peso	1,168,295	UBS	24,921	10/20/15	79
Polish Zloty	52,705	BCLY	13,935	10/21/15	65
Polish Zloty	93,858	BOA	24,816	10/21/15	184
Polish Zloty	2,206,000	JPM	583,268	10/21/15	944
Polish Zloty	242,000	JPM	63,985	10/21/15	690
Polish Zloty	4,343,133	UBS	1,148,328	10/21/15	(15,460)
Romanian New Leu	51,000	BNP	12,909	10/21/15	66
Romanian New Leu	145,000	BOA	36,705	10/21/15	814
Romanian New Leu	301,000	DUB	76,194	10/21/15	(1,145)
Romanian New Leu	366,000	DUB	92,648	10/21/15	(1,114)
Russian Ruble	13,265,624	BCLY	204,302	10/7/15	(6,302)
Russian Ruble	11,477,099	BCLY	176,758	10/7/15	(695)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Foreign Currency	Local Currency	Counterparty	Market Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
Russian Ruble	2,882,300	DUB	$44,390	10/7/15	$(3,390)
Russian Ruble	140,940	JPM	2,171	10/7/15	(171)
Singapore Dollar	76,091	BCLY	53,822	10/9/15	178
Singapore Dollar	96,000	BCLY	67,904	10/9/15	399
Singapore Dollar	1,581,000	BCLY	1,118,303	10/9/15	6,564
Singapore Dollar	770,935	HSBC	545,312	10/9/15	4,688
South African Rand	233,296	JPM	17,510	9/29/15	1,490
South African Rand	5,975,000	BCLY	446,675	10/21/15	12,549
South African Rand	77,000	BCLY	5,757	10/21/15	29
South African Rand	289,000	BNP	21,605	10/21/15	124
South African Rand	488,000	BNP	36,482	10/21/15	1,402
South African Rand	42,000	BOA	3,140	10/21/15	141
South African Rand	483,861	DUB	36,172	10/21/15	828
South African Rand	448,000	JPM	33,491	10/21/15	262
South African Rand	210,000	JPM	15,699	10/21/15	999
South African Rand	301,000	SCB	22,502	10/21/15	323
South African Rand	39,000	UBS	2,915	10/21/15	(11)
South African Rand	242,577	HSBC	18,105	10/30/15	895
South African Rand	229,755	JPM	17,148	10/30/15	852
Swedish Krona	14,810,000	GSC	1,752,999	11/12/15	(56,574)
Swiss Franc	108,000	JPM	111,714	9/2/15	(1,969)
Thai Baht	430,929	BCLY	11,926	10/20/15	169
Thai Baht	2,016,095	HSBC	55,792	10/20/15	208
Thai Baht	9,149,842	HSBC	253,206	10/20/15	794
Turkish Lira	47,161	DUB	16,122	9/18/15	(122)
Turkish Lira	52,968	HSBC	18,108	9/18/15	892
Turkish Lira	212,877	JPM	72,774	9/18/15	5,767
Turkish Lira	1,177,000	JPM	402,367	9/18/15	1,249
Turkish Lira	830,378	SCB	283,871	9/18/15	(2,339)
Turkish Lira	9,000	SCB	3,077	9/18/15	(46)
Turkish Lira	156,000	BCLY	52,249	11/24/15	57
Turkish Lira	42,063	DUB	14,088	11/24/15	(88)

					484,842

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts					$(765,813)

At August 31, 2015, International Fixed Income Investments held the following OTC interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	BRL-CDI-Compounded	10.910%	01/02/2017	BOA	BRL	1,200,000	$11,189	$4,280	$6,909
Receive	BRL-CDI-Compounded	11.320%	01/04/2016	BOA	BRL	1,200,000	2,355	1,245	1,110
Receive	BRL-CDI-Compounded	11.510%	01/04/2021	BNP	BRL	200,000	3,858	—	3,858
Pay	BRL-CDI-Compounded	11.610%	01/02/2018	BNP	BRL	300,000	(3,753)	(775)	(2,978)
Pay	BRL-CDI-Compounded	11.610%	01/02/2018	BOA	BRL	1,000,000	(12,511)	(3,994)	(8,517)

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	BRL-CDI-Compounded	11.610%	01/02/2018	JPM	BRL	1,300,000	$(16,265)	$(1,894)	$(14,371)
Pay	BRL-CDI-Compounded	11.610%	01/02/2018	UBS	BRL	1,000,000	(12,511)	(1,326)	(11,185)
Receive	BRL-CDI-Compounded	12.055%	01/04/2021	BNP	BRL	100,000	1,356	(887)	2,243
Receive	BRL-CDI-Compounded	12.230%	01/04/2021	BNP	BRL	100,000	1,174	(33)	1,207
Receive	BRL-CDI-Compounded	12.230%	01/04/2021	DUB	BRL	100,000	1,174	(68)	1,242
Receive	BRL-CDI-Compounded	12.255%	01/02/2017	BNP	BRL	1,000,000	2,705	(30,245)	32,950
Receive	BRL-CDI-Compounded	12.255%	01/02/2017	DUB	BRL	600,000	1,623	(766)	2,389
Receive	BRL-CDI-Compounded	12.255%	01/02/2017	HSBC	BRL	500,000	1,352	375	977
Pay	BRL-CDI-Compounded	12.360%	01/02/2018	BNP	BRL	500,000	(3,954)	(1,748)	(2,206)
Pay	BRL-CDI-Compounded	12.360%	01/02/2018	UBS	BRL	1,210,000	(9,568)	(33,409)	23,841
Pay	BRL-CDI-Compounded	12.800%	01/04/2021	HSBC	BRL	300,000	(2,484)	(673)	(1,811)
Pay	BRL-CDI-Compounded	12.810%	01/04/2021	DUB	BRL	400,000	(3,281)	1,002	(4,283)
Pay	BRL-CDI-Compounded	12.850%	01/04/2021	BNP	BRL	100,000	(477)	167	(644)
Pay	BRL-CDI-Compounded	12.850%	01/04/2021	DUB	BRL	170,000	(810)	341	(1,151)
Receive	BRL-CDI-Compounded	12.860%	01/02/2018	JPM	BRL	700,000	3,828	—	3,828
Pay	BRL-CDI-Compounded	12.985%	01/02/2018	BNP	BRL	100,000	(450)	—	(450)
Receive	BRL-CDI-Compounded	13.345%	01/04/2021	BCLY	BRL	300,000	1,159	—	1,159
Pay	BRL-CDI-Compounded	13.680%	04/01/2016	BNP	BRL	1,100,000	(983)	(187)	(796)
Pay	BRL-CDI-Compounded	13.770%	04/01/2016	HSBC	BRL	1,200,000	(892)	—	(892)
Receive	BRL-CDI-Compounded	13.820%	01/02/2017	HSBC	BRL	1,300,000	1,270	(48)	1,318
Pay	Colombia IBR Overnight Interbank	5.310%	08/29/2019	BOA	COP	200,000,000	(1,151)	—	(1,151)
Pay	Colombia IBR Overnight Interbank	5.320%	03/17/2020	DUB	COP	120,000,000	(929)	—	(929)
Pay	Colombia IBR Overnight Interbank	6.120%	10/16/2024	DUB	COP	66,000,000	(1,090)	—	(1,090)
Pay	Colombia IBR Overnight Interbank	6.220%	05/28/2025	BOA	COP	60,000,000	(1,079)	—	(1,079)
Receive	Colombia IBR Overnight Interbank	6.420%	07/02/2025	JPM	COP	100,000,000	1,296	—	1,296
Receive	Colombia IBR Overnight Interbank	6.440%	07/01/2025	HSBC	COP	80,000,000	966	—	966
Pay	6-Month Thailand Fixing Rate	2.015%	08/17/2020	DUB	THB	1,000,000	(242)	—	(242)
Pay	6-Month Thailand Fixing Rate	3.410%	01/15/2021	DUB	THB	200,000	337	—	337
Pay	6-Month Thailand Fixing Rate	3.410%	01/21/2021	DUB	THB	750,000	1,270	—	1,270

							$(35,518)	$(68,643)	$33,125

At August 31, 2015, International Fixed Income Investments held the following centrally cleared interest rate swap contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	6-Month EURIBOR	0.150%	09/16/2017	CITI	EUR	14,800,000	$(49)
Receive	6-Month EURIBOR	0.750%	09/16/2025	CITI	EUR	1,600,000	19,725
Receive	6-Month EURIBOR	1.500%	03/16/2046	CITI	EUR	1,000,000	31,813
Receive	6-Month EURIBOR	1.500%	03/16/2046	UBS	EUR	4,900,000	732,360
Pay	6-Month GBP-LIBOR	1.500%	03/16/2018	UBS	GBP	1,700,000	4,929
Receive	6-Month GBP-LIBOR	1.750%	09/16/2018	CITI	GBP	2,900,000	(26,346)
Receive	6-Month GBP-LIBOR	1.750%	09/16/2018	UBS	GBP	3,200,000	(29,072)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025	UBS	GBP	1,200,000	61,036
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045	UBS	GBP	1,950,000	(90,728)
Receive	6-Month GBP-LIBOR	2.250%	03/16/2046	UBS	GBP	550,000	(997)
Receive	6-Month JPY-LIBOR	0.500%	09/18/2022	UBS	JPY	1,000,000,000	(52,171)
Pay	6-Month JPY-LIBOR	0.750%	12/20/2024	CITI	JPY	1,100,000,000	29,083

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035	CITI	JPY	140,000,000	$(5,343)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	CITI	JPY	3,280,000,000	(319,921)
Receive	6-Month JPY-LIBOR	1.500%	12/20/2044	CITI	JPY	150,000,000	34,017
Pay	28-Day MXN TIIE Banxico	5.430%	11/17/2021	CSFB	MXN	6,200,000	2,018
Pay	28-Day MXN TIIE Banxico	5.630%	10/11/2021	CSFB	MXN	3,100,000	(5,979)
Receive	28-Day MXN TIIE Banxico	5.665%	01/23/2025	CSFB	MXN	1,100,000	3,162
Pay	28-Day MXN TIIE Banxico	5.840%	09/14/2021	CSFB	MXN	2,500,000	1,924
Pay	28-Day MXN TIIE Banxico	7.380%	02/09/2029	CSFB	MXN	500,000	(525)
Pay	3-Month SEK-STIBOR	1.000%	03/18/2025	CITI	SEK	22,700,000	(46,798)
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	CITI	USD	2,700,000	(8,021)
Receive	3-Month USD-LIBOR	1.300%	05/06/2017	UBS	USD	72,800,000	(144,520)
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	CITI	USD	46,300,000	(168,578)
Receive	3-Month USD-LIBOR	2.000%	12/16/2020	CITI	USD	10,300,000	(153,188)
Receive	3-Month USD-LIBOR	2.250%	12/16/2022	CITI	USD	33,100,000	(537,245)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	CITI	USD	6,400,000	(184,101)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	UBS	USD	12,400,000	(261,592)
Pay	3-Month USD-LIBOR	2.750%	12/16/2045	CSFB	USD	1,000,000	(15,097)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045	CSFB	USD	100,000	(6,328)

							$(1,136,532)

At August 31, 2015, International Fixed Income Investments held the following OTC Inflation Rate Swap Contracts:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid	Unrealized Appreciation
Pay	15-Year GBP Inflation Linked	3.310%	05/15/2030	GSC	GBP 300,000	$7,134	$—	$7,134
Pay	15-Year GBP Inflation Linked	3.311%	05/15/2030	GSC	GBP 200,000	4,811	—	4,811
Pay	15-Year GBP Inflation Linked	3.313%	05/15/2030	GSC	GBP 100,000	2,446	—	2,446
Pay	30-Year GBP Inflation Linked	3.495%	05/15/2045	CITI	GBP 100,000	361	—	361
Pay	30-Year GBP Inflation Linked	3.503%	05/15/2045	DUB	GBP 50,000	436	—	436
Pay	30-Year GBP Inflation Linked	3.537%	05/15/2045	BOA	GBP 250,000	8,106	1,825	6,281
Pay	30-Year GBP Inflation Linked	3.543%	05/15/2045	GSC	GBP 250,000	9,142	464	8,678

						$32,436	$2,289	$30,147

At August 31, 2015, International Fixed Income Investments held the following OTC Volatility Swap Contracts:

Pay/Receive Volatility *	Reference Obligation	Maturity Date	Counterparty	Strike Price	Notional Amount		Value
Receive	EUR vs. CHF spot exchange rate	08/16/2016	DUB	$8.35	CHF	(500,000)	$(342)
Receive	EUR vs. CHF spot exchange rate	08/16/2016	DUB	8.45	CHF	(300,000)	(8,393)
Receive	EUR vs. CHF spot exchange rate	08/16/2016	DUB	8.65	CHF	(300,000)	736
Receive	EUR vs. CHF spot exchange rate	08/16/2016	DUB	8.70	CHF	(200,000)	471
Pay	EUR vs. CHF spot exchange rate	08/16/2016	DUB	10.25	CHF	300,000	2,595
Pay	EUR vs. CHF spot exchange rate	08/16/2016	DUB	10.55	CHF	500,000	2,755
Pay	USD vs. CHF spot exchange rate	08/16/2016	DUB	10.45	CHF	300,000	2,113
Pay	USD vs. CHF spot exchange rate	08/16/2016	DUB	10.90	CHF	200,000	—

							$(65)

*	Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

At August 31, 2015, International Fixed Income Investments held the following OTC and Centrally Cleared credit default swap contracts:

OTC Credit Default Swaps on Corporate and Sovereign Issues and Indexes — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at 8/31/15 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
American General Finance Corp., B	(1.820%)	12/20/2017	RBS	1.741%	USD 1,000,000	$(5,371)	$—	$(5,371)
First Energy, BBB-	(0.940%)	06/20/2017	RBS	0.304%	USD 1,000,000	(13,387)	—	(13,387)
iTraxx Europe Sub Financials Series 23
Index	(1.000%)	06/20/2020	BNP	1.627%	EUR 200,000	6,043	6,477	(434)
iTraxx Europe Sub Financials Series 23
Index	(1.000%)	06/20/2020	GSC	1.627%	EUR 800,000	24,172	27,077	(2,905)
Starwood Hotels & Resorts World, BBB	(1.490%)	06/20/2018	BOA	0.363%	USD 1,000,000	(34,385)	—	(34,385)
UBS AG/Stamford CT, BBB	(1.000%)	03/20/2017	CITI	0.978%	USD 600,000	(1,391)	806	(2,197)
UBS AG/Stamford CT, BBB	(1.000%)	06/20/2018	GSC	1.150%	USD 700,000	1,491	3,328	(1,837)
UST Inc., Baa1	(0.720%)	03/20/2018	GSC	0.090%	USD 500,000	(8,736)	—	(8,736)

						$(31,564)	$37,688	$(69,252)

OTC Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Received Rate	Maturity Date	Counterparty	Implied Credit Spread at 8/31/15 (2)	Notional Amount (3)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Colombia Government International Bond, BBB	1.000%	03/20/2016	DUB	0.797%	USD 100,000	$316	$601	$(285)
Colombia Government International Bond, BBB	1.000%	06/20/2019	BCLY	1.901%	USD 100,000	(3,067)	439	(3,506)
France Government 20-Year Bond, AA	0.250%	03/20/2020	CITI	0.270%	USD 4,000,000	(1,548)	(37,704)	36,156
France Government 20-Year Bond, AA	0.250%	03/20/2020	JPM	0.270%	USD 600,000	(232)	(6,106)	5,874
France Government 20-Year Bond, AA	0.250%	03/20/2020	GSC	0.270%	USD 6,500,000	(2,515)	(66,124)	63,609
Japan Government 20-Year Bond, AA-	1.000%	03/20/2016	RBS	0.071%	USD 5,000,000	36,164	10,601	25,563
Japan Government 20-Year Bond, AA-	1.000%	03/20/2016	GSC	0.071%	USD 3,100,000	22,421	(31,831)	54,252
South Africa Government International Bond, BBB-	1.000%	09/20/2015	BOA	0.683%	USD 100,000	220	590	(370)
U.S. Treasury Notes, AA+	0.250%	06/20/2016	BNP	0.089%	EUR 700,000	1,432	(7,057)	8,489

						$53,191	$(136,591)	$189,782

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at 8/31/15 (2)	Notional Amount (3)	Unrealized Appreciation/ (Depreciation)
CDX.IG-24 5-Year Index	(1.000%	)	06/20/2020	CITI	0.818%	USD 4,500,000	$20,756
iTraxx Europe Senior Financials Series 23 Index	(1.000%	)	06/20/2020	UBS	0.712%	EUR 4,000,000	(7,893)

							$12,863

Centrally Cleared — Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (4)

Reference Obligation	Fixed Deal Received Rate	Maturity Date	Counterparty	Implied Credit Spread at 8/31/15 (2)	Notional Amount (3)	Unrealized Appreciation/ (Depreciation)
CDX.HY-24 5-Year Index	5.000%	06/20/2020	CITI	3.919%	USD 2,178,000	$(34,866)
iTraxx Europe Senior Financials Series 23 Index	1.000%	06/20/2020	CITI	0.805%	EUR 2,900,000	4,656

						$(30,210)

At August 31, 2015, International Fixed Income Investments held the following OTC cross currency swap contracts:

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6) (amounts below are in 000’s)	Notional Amount of Currency Delivered (6) (amounts below are in 000’s)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.100% based on the notional amount of currency delivered	12/16/2020	BNP	USD 7,207	EUR 6,600	$279,172	$76,300	$202,872
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.200% based on the notional amount of currency delivered	12/16/2025	BNP	USD 3,723	EUR 3,400	135,269	13,430	121,839
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.100% based on the notional amount of currency delivered	12/16/2020	BOA	USD 7,204	EUR 6,500	168,942	20,390	148,552
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.200% based on the notional amount of currency delivered	12/16/2025	BOA	USD 829	EUR 760	33,277	(532)	33,809
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.100% based on the notional amount of currency delivered	12/16/2020	CITI	USD 5,936	EUR 5,300	75,784	23,790	51,994

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

Counterparty Pay	Counterparty Receive	Maturity Date (5)	Counterparty	Notional Amount of Currency Received (6) (amounts below are in 000’s)	Notional Amount of Currency Delivered (6) (amounts below are in 000’s)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.200% based on the notional amount of currency delivered	12/16/2025	CITI	USD 1,537	EUR 1,410	$63,147	$(3,666)	$66,813
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month EURIBOR less 0.100% based on the notional amount of currency delivered	12/16/2020	DUB	USD 4,007	EUR 3,600	76,316	48,820	27,496
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3 Month CHF — LIBOR less 0.230% based on the notional amount of currency delivered	12/16/2017	GSC	USD 1,053	CHF 1,000	(15,987)	(1,107)	(14,880)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3 Month CHF — LIBOR less 0.230% based on the notional amount of currency delivered	12/16/2017	UBS	USD 1,387	CHF 1,300	(39,029)	(5,452)	(33,577)

						$776,891	$171,973	$604,918

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as ‘‘Defaulted’’ indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)	The notional amounts to be received or delivered may be determined and exchanged at a future date, based on the effective date of the cross-currency swap.

See Notes to Financial Statements.

Schedules of Investments

(continued)

International Fixed Income Investments

At August 31, 2015, International Fixed Income Investments deposited cash collateral with brokers in the amount of $2,387,174 for open centrally cleared swap contracts.

At August 31, 2015, International Fixed Income Investments deposited cash collateral with brokers in the amount of $960,000 for open OTC swap contracts.

At August 31, 2015, International Fixed Income Investments had cash collateral from brokers in the amount of $1,210,317 for open centrally cleared swap contracts.

At August 31, 2015, International Fixed Income Investments had cash collateral from brokers in the amount of $200,000 for open OTC swap contracts.

Currency Abbreviations used in this schedule:		Counterparty Abbreviations used in this schedule:
AUD	— Australian Dollar	BCLY	— Barclays Bank PLC
BRL	— Brazilian Real	BNP	— BNP Paribas SA
CAD	— Canadian Dollar	BOA	— Bank of America
CHF	— Swiss Franc	CITI	— Citigroup Global Markets Inc.
COP	— Colombian Peso	CSFB	— Credit Suisse Securities (USA) LLC
DKK	— Danish Krone	DUB	— Deutsche Bank AG
EUR	— Euro	GSC	— Goldman Sachs & Co.
GBP	— British Pound	HSBC	— HSBC Bank USA
IDR	— Indonesian Rupiah	JPM	— JPMorgan Chase & Co.
JPY	— Japanese Yen	RBS	— Royal Bank of Scotland PLC
MXN	— Mexican Peso	SCB	— Standard Chartered Bank
MYR	— Malaysian Ringgit	UBS	— UBS Securities LLC
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Sol
PLN	— Polish Zloty
RON	— Romanian New Leu
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
MUNICIPAL BONDS — 95.6%
California — 10.8%
$1,000,000	AA+	California Infrastructure & Economic Development Bank, Revenue Bonds, Bay Area Toll Bridges, Series A, Prerefunded 1/1/28 @ 100, AMBAC-Insured, 5.000% due 7/1/36(a)	$1,271,100
1,050,000	AA-	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health Project, Series A, 5.500% due 8/15/26	1,222,368
2,000,000	AA-	Garden Grove Unified School District, GO, 2010 Election, Series C, 5.000% due 8/1/35	2,245,340
1,500,000	A+	San Diego County, CA, Regional Airport Authority, Revenue Bonds, Series A, 5.000% due 7/1/43	1,642,080
1,500,000	A+	San Francisco, CA, City & County Airports Commission, Revenue Bonds, Series C-2, 5.000% due 5/1/21	1,704,120
1,000,000	Aa1(b)	Santa Monica-Malibu, CA, Unified School District, GO, Election of 2006, Series A, Prerefunded 8/1/17 @ 100, FGIC & NPFG-Insured, 5.000% due 8/1/26(a)	1,083,480

		Total California	9,168,488

Colorado — 9.0%
1,435,000	AA	City of Colorado Springs CO Utilities System Revenue, Revenue Bonds, System Improvement, Series B-2, 5.000% due 11/15/38	1,621,048
		Colorado Health Facilities Authority, Revenue Bonds:
1,000,000	A	Catholic Health Initiatives, Series A, 5.250% due 2/1/31	1,104,220
1,500,000	AA-	Sisters of Charity of Leavenworth Inc., Series A, 5.000% due 1/1/44	1,649,880
1,000,000	AAA	Colorado Water Resources & Power Development Authority, Revenue Bonds, Revolving Fund, Series A, 5.500% due 9/1/22	1,231,060
2,000,000	AA-	University of Colorado Hospital Authority, Revenue Bonds, Series A, 4.000% due 11/15/36	2,021,120

		Total Colorado	7,627,328

District of Colombia — 3.4%
2,500,000	AAA	District of Columbia, Revenue Bonds, Income Tax Revenue, Series A, 5.000% due 12/1/28	2,882,600

Florida — 2.6%
1,000,000	A	City of Jacksonville FL, Revenue Bonds, Better Jacksonville, 5.000% due 10/1/21	1,113,830
1,000,000	A+	County of Miami-Dade, FL — Water & Sewer System Revenue, Revenue Bonds, Prerefunded 10/1/17 @ 100, XLCA-Insured, 5.000% due 10/1/21(a)	1,089,840

		Total Florida	2,203,670

Georgia — 5.0%
2,000,000	AA	Augusta GA Water & Sewerage Revenue, Revenue Bonds, AGM-Insured, 5.000% due 10/1/21	2,192,400
1,800,000	A	Municipal Electric Authority of Georgia, Revenue Bonds, Series B, 5.000% due 1/1/20	2,063,808

		Total Georgia	4,256,208

Hawaii — 2.1%
1,455,000	Aa1(b)	City & County of Honolulu HI, GO, Series A, 5.000% due 10/1/26	1,771,463

Illinois — 5.6%
		Illinois Finance Authority, Revenue Bonds:
1,235,000	AA	Advocate Health Care, 4.000% due 6/1/47	1,226,145
1,000,000	AAA	Northwestern University, 5.000% due 12/1/28	1,238,260
1,000,000	A	Bradley University Projects, Series A, XLCA-Insured, 5.000% due 8/1/34	1,058,860
1,095,000	A2(b)	DePaul University, Series A, 5.375% due 10/1/19	1,253,337

		Total Illinois	4,776,602

Kentucky — 1.4%
1,000,000	A+	Kentucky State Property & Building Commission, Revenue Bonds, Project #108, Series A, 5.000% due 8/1/22	1,171,600

Massachusetts — 2.8%
1,000,000	AAA	Massachusetts Bay Transportation Authority, Revenue Bonds, Series A, 5.250% due 7/1/34	1,276,680
1,000,000	A2(b)	Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Northeastern University, Series R, 5.000% due 10/1/28	1,104,560

		Total Massachusetts	2,381,240

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
Michigan — 2.2%
$1,750,000	AA	Kalamazoo Hospital Finance Authority, Revenue Bonds, Bronson Hospital, Series A, AGM-Insured, 5.000% due 5/15/26	$1,902,215

New Jersey — 3.8%
1,340,000	A2(b)	Manalapan-Englishtown Regional Board of Education, GO, FGIC & NPFG-Insured, 5.750% due 12/1/22	1,653,868
1,500,000	A+	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AtlantiCare Regional Medical Centre, 5.000% due 7/1/27	1,599,060

		Total New Jersey	3,252,928

North Carolina — 2.6%
2,000,000	A-	North Carolina Eastern Municipal Power Agency, Revenue Bonds, Series B, Prerefunded 1/1/19 @ 100, 5.000% due 1/1/26(a)	2,258,360

Oregon — 1.8%
1,330,000	Aa2(b)	Washington & Clackamas Counties School District No. 23J Tigard-Tualatin, GO , NPFG-Insured, 5.000% due 6/15/22	1,582,806

Pennsylvania — 2.6%
2,000,000	A+	Monroeville Finance Authority, Revenue Bonds, Series B, 5.000% due 7/1/39	2,213,860

South Carolina — 4.6%
1,535,000	Aa3(b)	Clemson University, Revenue Bonds, 5.000% due 5/1/29	1,793,571
2,000,000	AA	SCAGO Educational Facilities Corp. for Pickens School District, Revenue Bonds, Pickens County Project, Prerefunded 12/1/16 @ 100, AGM-Insured, 5.000% due 12/1/21(a)	2,111,760

		Total South Carolina	3,905,331

South Dakota — 1.9%
1,500,000	Aa2(b)	City of Sioux Falls, SD, Sales Tax, Revenue Bonds, Series A-1, NPFG-Insured, 4.750% due 11/15/36	1,602,375

Tennessee — 3.6%
1,000,000	BBB+	Knox County Health Educational & Housing Facility Board, Revenue Bonds, University Health System, 5.250% due 4/1/36	1,034,870
2,000,000	Aa2(b)	Tennessee Housing Development Agency, Series A, 3.850% due 1/1/35	1,999,920

		Total Tennessee	3,034,790

Texas — 15.2%
1,000,000	AA	City of Waxahachie, TX, GO, Series A, AGM-Insured, 5.000% due 8/1/25	1,077,700
2,000,000	AAA	Keller, TX, Independent School District, GO, Prerefunded 8/15/17 @ 100, PSF-GTD-Insured, 4.750% due 8/15/32(a)	2,161,060
2,500,000	AAA	North East, TX, Independent School District, GO, PSF-GTD-Insured, 5.250% due 2/1/30	3,177,750
2,000,000	AA	Round Rock, TX, Independent School District, GO, 5.000% due 8/1/33	2,210,100
		Texas Transportation Commission State Highway Fund, Revenue Bonds:
1,000,000	AAA	Prerefunded 4/1/17 @ 100, 5.000%, due 4/1/27(a)	1,069,480
2,575,000	AAA	5.250%, due 4/1/26	3,243,213

		Total Texas	12,939,303

Utah — 2.6%
2,000,000	AA	Utah State University of Agriculture & Applied Science, Revenue Bonds, Student Building Fee, Series B, 5.000% due 12/1/44	2,211,860

Washington — 7.1%
2,000,000	AA+	King County, School District No. 210 Federal Way, GO, Prerefunded 12/1/17 @ 100, FGIC & NPFG-Insured, 5.000% due 12/1/23(a)	2,188,340
2,000,000	AA+	State of Washington, GO, Series A, Prerefunded 7/1/18 @ 100, 5.000% due 7/1/22(a)	2,226,640
1,500,000	A	Washington Health Care Facilities Authority, Revenue Bonds, Series A, 5.000% due 11/1/18	1,677,750

		Total Washington	6,092,730

See Notes to Financial Statements.

Schedules of Investments

(continued)

Municipal Bond Investments

Face Amount	Rating††	Security	Value
Wisconsin — 4.9%
$2,500,000	AA+	Wisconsin Department of Transportation, Revenue Bonds, Series I, FGIC & NPFG-Insured, 5.000% due 7/1/20	$2,917,400
1,300,000	A+	Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Aspirus Inc., Obligation Group, 4.000% due 8/15/40	1,244,490

		Total Wisconsin	4,161,890

		TOTAL MUNICIPAL BONDS (Cost — $76,038,361)	81,397,647

SHORT-TERM INVESTMENTS — 3.7%
TIME DEPOSITS— 3.7%
1,744,728		DNB — Oslo, 0.030% due 9/1/15	1,744,728
1,385,948		Skandinaviska Enskilda Banken AB — Stockholm, 0.030% due 9/1/15	1,385,948

		TOTAL SHORT-TERM INVESTMENTS (Cost — $ 3,130,676)	3,130,676

		TOTAL INVESTMENTS — 99.3% (Cost — $ 79,169,037#)	84,528,323

		Other Assets in Excess of Liabilities — 0.7%	568,409

		TOTAL NET ASSETS — 100.0%	$85,096,732

††	All ratings are by Standard & Poor’s Rating Service, unless otherwise noted. All ratings are unaudited.
(a)	Pre-refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(b)	Rating by Moody’s Investors Service. All ratings are unaudited.
#	Aggregate cost for federal income tax purposes is $79,169,037.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
AMBAC	— American Bond Assurance Corporation
FGIC	— Financial Guarantee Insurance Company
GO	— General Obligation
NPFG	— National Public Finance Guarantee Corp.
PSF-GTD	— Permanent School Fund Guaranteed
XLCA	— XL Capital Assurance Inc.

See pages 158 and 159 for definitions of ratings.

Summary of Investments by Industry^
Education	32.0%
Health Care Providers & Services	18.5
General Obligation	15.5
Transportation	10.1
Water and Sewer	5.3
Power	5.1
Airport	4.0
Single Family Housing	2.4
Utilities	1.9
Development	1.5
Short-Term Investments	3.7

100.0%

^	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments

(continued)

Money Market Investments

Face Amount	Security	Amortized Cost
SHORT-TERM INVESTMENTS — 98.6%
CERTIFICATES OF DEPOSIT — 31.1%
$13,000,000	Bank of Nova Scotia, 0.300% due 11/9/15	$13,000,000
10,000,000	Credit Agricole North America Inc., 0.180% due 9/10/15(a)	9,999,550
10,000,000	Credit Suisse AG, 0.280% due 10/2/15	10,000,000
10,000,000	Norinchukin Bank, 0.260% due 9/14/15	10,000,000
10,000,000	Skandin Ens Banken, 0.210% due 9/22/15	10,000,000
10,000,000	Wells Fargo Bank N.A., 0.313% due 10/9/15(c)	10,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost — $62,999,550)	62,999,550

COMMERCIAL PAPER — 45.3%
9,000,000	Autobahn Funding Co. LLC, 0.120% due 9/1/15(a)(b)	9,000,000
10,000,000	BNP Paribas Finance Inc., 0.250% due 9/3/15(a)	9,999,861
5,000,000	Collateralized Commercial Paper Co. LLC, 0.421% due 12/14/15(a)	4,993,934
15,000,000	General Electric Capital Corp., 0.301% due 10/22/15(a)	14,993,625
6,000,000	JPMorgan Securities LLC, 0.401% due 11/10/15(a)	5,995,333
9,000,000	Natixis New York Branch, 0.070% due 9/1/15(a)	9,000,000
9,000,000	Societe Generale, 0.050% due 9/1/15(a)(b)	9,000,000
10,000,000	Swedbank AB, 0.270% due 11/12/15(a)	9,994,600
10,000,000	Toyota Motor Credit Corp., 0.200% due 10/19/15(a)	9,997,333
9,000,000	United Parcel Service Inc., 0.010% due 9/1/15(a)(b)	9,000,000

	TOTAL COMMERCIAL PAPER (Cost — $91,974,686)	91,974,686

TIME DEPOSITS — 0.4%
500,032	National Australia Bank Ltd. — Grand Cayman, 0.030% due 9/1/15	500,032
362,518	Skandinaviska Enskilda Banken AB — Stockholm, 0.030% due 9/1/15	362,518

	TOTAL TIME DEPOSITS (Cost — $862,550)	862,550

U.S. GOVERNMENT AGENCIES — 21.8%
25,000,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.140% due 10/30/15(a)	24,994,264
19,114,000	Tennessee Valley Authority, 0.020% due 9/1/15(a)	19,114,000

	TOTAL U.S. GOVERNMENT AGENCIES (Cost — $44,108,264)	44,108,264

	TOTAL INVESTMENTS — 98.6% (Cost — $199,945,050#)	199,945,050

	Cash and Other Assets in Excess of Liabilities — 1.4%	2,818,294

	TOTAL NET ASSETS — 100.0%	$202,763,344

(a)	Rate shown represents yield-to-maturity.
(b)	Restricted security that may be sold to ‘‘qualified institutional buyers’’ pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(c)	Variable rate security. Interest rate disclosed is that which was in effect at August 31, 2015.
#	Aggregate cost for federal income tax purposes is $199,945,050.

See Notes to Financial Statements.

Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
P	— Preliminary rating.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.
WD	— Indicates that the bonds rating has been withdrawn and the issuer is no longer rated by Standard & Poor’s, Moody’s or Fitch.

Ratings

(continued)

Short-Term Security Ratings

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Statements of Assets and Liabilities

August 31, 2015

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments
ASSETS:
Investments, at value[1,2]	$1,363,490,236	$1,245,012,957	$247,187,621
Repurchase Agreements[1]	—	—	—
Foreign currency, at value[3]	—	—	—
Cash	1,235	1,334	205
Receivable for securities sold	4,303,622	1,295,771	713,347
Dividends and interest receivable	1,042,165	4,163,928	91,571
Receivable for manager waiver	–	–	–
Receivable for Fund shares sold	176,247	939,932	16,640
Unrealized appreciation on open forward foreign currency contracts (Note 1)	—	—	—
Variation margin on open future contracts (Note 1)	—	—	—
Variation margin on open swap contracts (Note 1)	—	—	—
Unrealized appreciation on open swap contracts (Note 1)	—	—	—
Deposits with counterparty	—	—	—
Prepaid expenses	22,853	20,775	13,016

Total Assets	1,369,036,358	1,251,434,697	248,022,400

LIABILITIES:
Payable for reverse repurchase agreements	—	—	—
Payable for collateral received from securities on loan	6,735,317	16,427,951	18,339,079
Payable for Fund shares repurchased	1,752,690	1,559,534	325,650
Payable for securities purchased	6,891,474	1,211,067	502,002
Investment management fee payable	683,568	612,403	154,569
Transfer agent fees payable	18,483	12,889	3,133
Interest expense payable	—	—	—
Custody fee payable	166,337	128,690	30,296
Trustees' fees payable	66,410	52,535	10,697
Variation margin on open swap contracts (Note 1)	—	—	—
Variation margin on open future contracts (Note 1)	—	—	—
Due to custodian	—	—	—
Forward sale commitments, at value (proceeds received)[4] (Note 1)	—	—	—
Options contracts written, at value (premiums received)[5] (Note 1)	—	—	—
Unrealized depreciation on open swap contracts (Note 1)	—	—	—
Unrealized depreciation on open forward foreign currency contracts (Note 1)	—	—	—
Deposits from counterparty	—	—	—
Foreign capital gains tax payable	—	—	—
Distributions payable	—	—	—
Accrued expenses	87,154	95,962	71,239

Total Liabilities	16,401,433	20,101,031	19,436,665

Total Net Assets	$1,352,634,925	$1,231,333,666	$228,585,735

NET ASSETS:
Par value (Note 4)	$65,562	$99,190	$9,373
Paid-in capital in excess of par value	713,083,955	1,227,293,253	138,635,670
Undistributed net investment income	5,820,229	15,847,870	7,013
Accumulated net realized gain (loss) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	277,576,528	(140,301,779)	51,862,913
Net unrealized appreciation (depreciation) on investments, futures contracts, options contracts written, forward sale commitments, swap contracts and foreign currency transactions	356,088,651	128,395,132	38,070,766

Total Net Assets	$1,352,634,925	$1,231,333,666	$228,585,735

Shares Outstanding	65,561,563	99,190,017	9,372,680

Net Asset Value	$20.63	$12.41	$24.39

[1] Investments, at cost	$1,007,401,585	$1,116,617,825	$209,116,855

[2] Includes securities on loan	$6,943,583	$16,198,670	$17,473,280

[3] Foreign currency, at cost	$—	$—	$—

[4] Proceeds received	$—	$—	$—

[5] Premiums received	$—	$—	$—

*	Investments at value represents amortized cost.

See Notes to Financial Statements.

Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments

$220,546,689	$1,217,159,940	$473,395,067	$900,527,780	$261,788,200	$237,651,481	$84,528,323	$199,945,050	*
—	—	—	25,700,000	—	—	—	—
5,882	113,670	453,795	51,307	—	158,673	—	—
160	932	804	936	258	50	122	10
2,305,653	1,619,456	1,345,644	39,977,535	1,235,575	47,424,215	—	—
312,874	4,055,957	747,302	4,692,629	4,861,929	2,758,712	839,619	34,862
—	—	—	—	—	—	—	29,875
63,448	957,605	329,078	144,443	120,556	67,305	15,714	3,735,177
—	—	—	89,128	—	3,249,685	—	—
—	—	—	860,697	—	264,541	—	—
—	—	—	11,073	—	439,469	—	—
—	—	—	—	—	1,002,184	—	—
—	—	—	1,211,982	—	4,434,508	—	—
12,108	19,011	11,426	14,627	10,314	12,861	10,480	14,180

223,246,814	1,223,926,571	476,283,116	973,282,137	268,016,832	297,463,684	85,394,258	203,759,154

—	—	—	—	—	9,304,125	—	—
6,979,519	16,683,267	9,633,182	733,911	8,761,690	—	—	—
287,424	2,134,164	694,619	1,150,590	393,373	338,776	205,458	856,291
1,365,761	2,326,949	1,461,684	110,761,141	4,266,238	35,138,219	—	—
141,002	661,619	300,790	262,434	109,778	91,894	27,556	13,724
5,272	7,905	6,369	7,871	2,632	3,582	515	4,340
—	—	—	—	—	—	—	—
29,769	160,524	99,812	236,421	64,232	143,380	29,106	40,119
10,176	39,699	13,016	29,069	9,136	9,700	2,884	12,450
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	23,582,835	—	—
—	—	—	186,798	—	116,726	—	—
—	—	—	50,016	—	206,813	—	—
—	—	—	453,698	—	4,015,498	—	—
—	—	—	—	—	1,410,317	—	—
—	—	71,587	—	—	—	—	—
—	—	—	324	623	—	30	39
82,968	69,305	181,879	80,578	71,492	66,986	31,977	68,847

8,901,891	22,083,432	12,462,938	113,952,851	13,679,194	74,428,851	297,526	995,810

$214,344,923	$1,201,843,139	$463,820,178	$859,329,286	$254,337,638	$223,034,833	$85,096,732	$202,763,344

$16,894	$110,201	$42,688	$104,450	$65,492	$29,293	$8,814	$202,763
164,120,095	1,463,224,749	537,678,198	855,177,841	293,243,174	230,666,764	79,116,890	202,559,815
2,238,639	20,123,723	5,001,354	1,719,200	996,361	15,513,237	430,967	218

23,530,366	(242,626,671)	(37,296,710)	2,587,734	(23,185,818)	(10,416,209)	180,775	548

24,438,929	(38,988,863)	(41,605,352)	(259,939)	(16,781,571)	(12,758,252)	5,359,286	—

$214,344,923	$1,201,843,139	$463,820,178	$859,329,286	$254,337,638	$223,034,833	$85,096,732	$202,763,344

16,894,387	110,201,444	42,687,921	104,449,877	65,492,126	29,292,760	8,814,261	202,763,115

$12.69	$10.91	$10.87	$8.23	$3.88	$7.61	$9.65	$1.00

$196,107,449	$1,256,031,833	$514,887,103	$925,710,603	$278,569,771	$248,974,687	$79,169,037	$199,945,050

$6,955,212	$16,266,678	$9,169,300	$713,893	$8,447,443	$—	$—	$—

$6,157	$215,647	$453,925	$788,842	$—	$153,920	$—	$—

$—	$—	$—	$—	$—	$23,541,562	$—	$—

$—	$—	$—	$420,248	$—	$63,177	$—	$—

See Notes to Financial Statements.

Statements of Operations

For the Year Ended August 31, 2015

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments
INVESTMENT INCOME:

Dividends	$17,464,397	$33,288,332	$1,234,029
Interest	14,007	17,776	3,007
Income from securities lending	35,904	123,552	138,735
Less: Foreign taxes withheld (See Note 1q)	(175,668)	(371,130)	(2,991)

Total Investment Income	17,338,640	33,058,530	1,372,780

EXPENSES:

Investment management fee (Note 2)	10,036,865	8,358,279	2,274,466
Transfer agent fees	176,400	147,409	30,502
Custody fees	479,295	391,725	94,492
Trustees’ fees	266,259	221,447	44,434
Shareholder reports	157,521	166,660	97,792
Insurance	59,724	52,390	10,947
Audit and tax	63,642	58,083	48,240
Legal fees	44,717	39,079	29,931
Registration fees	19,343	19,479	19,437
Miscellaneous expenses	4,605	—	—
Interest expense	—	—	—

Total Expenses	11,308,371	9,454,551	2,650,241
Less: Fee waivers and/or expense reimbursement (Note 2)	—	(59,767)	(8,401)

Net Expenses	11,308,371	9,394,784	2,641,840

Net Investment Income (Loss)	$6,030,269	$23,663,746	$(1,269,060)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS WRITTEN, FORWARD SALE COMMITMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investments	$316,791,624	$145,424,218	$53,507,287
Futures contracts	—	—	—
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	—

Net Realized Gain (Loss)	316,791,624	145,424,218	53,507,287

Change in Net Unrealized Appreciation (Depreciation):

Investments	(232,169,926)	(259,826,049)	(27,186,435)
Futures contracts	—	—	—
Options contracts written	—	—	—
Forward sale commitments	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	—

Change in Net Unrealized Appreciation (Depreciation):	(232,169,926)	(259,826,049)	(27,186,435)

Net Gain (Loss) on Investments, Futures Contracts, Options Contracts Written, Forward Sale Commitments, Swap Contracts and Foreign Currency Transactions	84,621,698	(114,401,831)	26,320,852
Voluntary Reimbursement from the Manager for Investment Transaction Losses (Note 2)	28,721	108,271	161,664

Total Increase (Decrease) in Net Assets from Operations	$90,680,688	$(90,629,814)	$25,213,456

(a)	Includes foreign capital gains tax of $17,303 and $210,970 for International Equity Investments and Emerging Markets Equity Investments, respectively.
(b)	Net increase (decrease) in accrued foreign capital gains taxes of $71,587 for Emerging Markets Equity Investments.

See Notes to Financial Statements.

Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments		Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments

$5,590,398	$31,302,576	$10,250,038		$61,680	$111,112	$—	$—	$—
3,461	11,683	3,121		21,109,594	16,092,512	6,339,964	2,908,468	478,749
207,857	551,433	98,957		5,673	89,711	—	—	—
(7,364)	(2,525,083)	(943,158)		—	—	—	—	—

5,794,352	29,340,609	9,408,958		21,176,947	16,293,335	6,339,964	2,908,468	478,749

2,089,073	7,918,320	3,676,157		3,262,095	1,758,031	1,280,303	325,847	235,829
27,974	112,142	44,244		83,552	26,506	27,794	8,295	32,725
96,847	618,768	356,629		731,100	202,908	383,274	72,361	120,982
43,462	190,197	32,386		107,052	36,229	32,487	10,432	47,587
116,348	160,615	111,255		100,100	81,070	77,243	6,072	88,461
9,442	40,441	12,574		30,479	8,957	9,090	2,964	12,872
48,593	71,117	106,476		104,519	66,431	99,587	53,311	36,730
38,867	42,397	44,448		39,315	48,084	39,577	42,518	37,379
19,267	19,547	19,275		21,788	18,574	19,273	18,050	19,415
7,207	33,644	—		591	8,932	3,291	587	981
—	—	—		30,630	—	254,318	—	—

2,497,080	9,207,188	4,403,444		4,511,221	2,255,722	2,226,237	540,437	632,961
(11,890)	(260,662)	(483,721)		(113,756)	(389,631)	—	—	(157,250)

2,485,190	8,946,526	3,919,723		4,397,465	1,866,091	2,226,237	540,437	475,711

$3,309,162	$20,394,083	$5,489,235		$16,779,482	$14,427,244	$4,113,727	$2,368,031	$3,038

$31,349,348	$1,846,393 (a)	$(23,943,981	)(a)	$4,037,924	$(7,826,144)	$(8,971,568)	$270,815	$4,196
—	—	—		3,953,313	—	1,102,227	—	—
—	—	—		1,289,581	—	584,475	—	—
—	—	—		29,076	—	(593,574)	—	—
—	—	—		(2,688,629)	—	(4,178,020)	—	—
(14)	(864,800)	(288,304)		7,850,601	—	34,887,849	—	—

31,349,334	981,593	(24,232,285)		14,471,866	(7,826,144)	22,831,389	270,815	4,196

(54,241,490)	(122,624,482)	(109,447,087	)(b)	(20,845,226)	(22,807,926)	(18,389,625)	(863,716)	—
—	—	—		(552,199)	—	(410,883)	—	—
—	—	—		(4,107)	—	(79,718)	—	—
—	—	—		—	—	(21,859)	—	—
—	—	—		(150,422)	—	(1,594,943)	—	—
(311)	(78,618)	(21,334)		(1,780,291)	—	(3,975,279)	—	—

(54,241,801)	(122,703,100)	(109,468,421)		(23,332,245)	(22,807,926)	(24,472,307)	(863,716)	—

(22,892,467)	(121,721,507)	(133,700,706)		(8,860,379)	(30,634,070)	(1,640,918)	(592,901)	4,196

99,697	2,972,363	—		—	—	—	—	—

$(19,483,608)	$(98,355,061)	$(128,211,471)		$7,919,103	$(16,206,826)	$2,472,809	$1,775,130	$7,234

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2015 and August 31, 2014

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments
	2015	2014	2015	2014
OPERATIONS:

Net investment income (loss)	$6,030,269	$5,351,099	$23,663,746	$22,311,769
Net realized gain (loss)	316,791,624	243,561,466	145,424,218	84,435,975
Change in unrealized appreciation (depreciation)	(232,169,926)	99,840,581	(259,826,049)	161,259,541
Net Increase from Payments by Affiliates	28,721	—	108,271	—

Increase (Decrease) in Net Assets From Operations	90,680,688	348,753,146	(90,629,814)	268,007,285

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(5,468,121)	(8,223,919)	(23,380,743)	(20,452,719)
Net realized gains	(191,632,667)	(116,252,191)	—	—

Decrease in Net Assets From Distributions to Shareholders	(197,100,788)	(124,476,110)	(23,380,743)	(20,452,719)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	56,762,414	264,426,959	79,070,838	292,776,028
Reinvestment of distributions	197,093,781	124,471,782	23,379,895	20,452,110
Cost of shares repurchased	(574,838,838)	(403,721,008)	(224,694,595)	(197,456,038)

Increase (Decrease) in Net Assets From Fund Share Transactions	(320,982,643)	(14,822,267)	(122,243,862)	115,772,100

Increase (Decrease) in Net Assets	(427,402,743)	209,454,769	(236,254,419)	363,326,666
NET ASSETS:

Beginning of year	1,780,037,668	1,570,582,899	1,467,588,085	1,104,261,419

End of year	$1,352,634,925	$1,780,037,668	$1,231,333,666	$1,467,588,085

* Includes undistributed net investment income of:	$5,820,229	$5,267,734	$15,847,870	$15,727,510

† Includes accumulated net investment loss of:	$—	$—	$—	$—

See Notes to Financial Statements.

Small Capitalization Growth Investments		Small Capitalization Value Equity Investments		International Equity Investments		Emerging Markets Equity Investments
2015	2014	2015	2014	2015	2014	2015	2014

$(1,269,060)	$(1,266,163)	$3,309,162	$3,955,396	$20,394,083	$19,455,098	$5,489,235	$5,877,283
53,507,287	63,068,296	31,349,334	27,330,782	981,593	77,405,957	(24,232,285)	(4,055,784)
(27,186,435)	(13,698,980)	(54,241,801)	15,264,896	(122,703,100)	504,558	(109,468,421)	72,652,810
161,664	—	99,697	—	2,972,363	—	—	—

25,213,456	48,103,153	(19,483,608)	46,551,074	(98,355,061)	97,365,613	(128,211,471)	74,474,309

—	—	(3,010,671)	(2,812,824)	(19,199,386)	(12,213,953)	(5,156,168)	(7,358,901)
(60,598,970)	(9,799,673)	(28,744,708)	(25,261,304)	—	—	—	(35,690,720)

(60,598,970)	(9,799,673)	(31,755,379)	(28,074,128)	(19,199,386)	(12,213,953)	(5,156,168)	(43,049,621)

12,063,989	21,521,048	17,376,774	55,462,187	301,685,675	378,960,260	265,692,576	58,269,385
60,596,534	9,799,293	31,719,271	28,051,943	19,199,115	12,213,598	5,156,168	43,048,055
(105,041,718)	(84,369,249)	(72,886,492)	(31,495,843)	(150,715,859)	(99,745,558)	(59,051,423)	(161,548,624)

(32,381,195)	(53,048,908)	(23,790,447)	52,018,287	170,168,931	291,428,300	211,797,321	(60,231,184)

(67,766,709)	(14,745,428)	(75,029,434)	70,495,233	52,614,484	376,579,960	78,429,682	(28,806,496)

296,352,444	311,097,872	289,374,357	218,879,124	1,149,228,655	772,648,695	385,390,496	414,196,992

$228,585,735	$296,352,444	$214,344,923	$289,374,357	$1,201,843,139	$1,149,228,655	$463,820,178	$385,390,496

$7,013	$68,774	$2,238,639	$2,256,118	$20,123,723	$18,978,024	$5,001,354	$4,504,889

$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended August 31, 2015 and August 31, 2014

	Core Fixed Income Investments
	2015	2014
OPERATIONS:

Net investment income	$16,779,482	$19,685,097
Net realized gain (loss)	14,471,866	13,212,807
Change in unrealized appreciation (depreciation)	(23,332,245)	21,261,384

Increase (Decrease) in Net Assets From Operations	7,919,103	54,159,288

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(20,111,155)	(23,795,682)
Net realized gains	(10,910,011)	—

Decrease in Net Assets From Distributions to Shareholders	(31,021,166)	(23,795,682)

FUND SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	171,980,043	101,726,242
Reinvestment of distributions	31,021,046	23,795,267
Cost of shares repurchased	(119,670,967)	(293,591,431)

Increase (Decrease) in Net Assets From Fund Share Transactions	83,330,122	(168,069,922)

Increase (Decrease) in Net Assets	60,228,059	(137,706,316)
NET ASSETS:

Beginning of year	799,101,227	936,807,543

End of year	$859,329,286	$799,101,227

* Includes undistributed net investment income of:	$1,719,200	$—

† Includes accumulated net investment loss of:	$—	$(610,826)

See Notes to Financial Statements.

High Yield Investments		International Fixed Income Investments		Municipal Bond Investments		Money Market Investments
2015	2014	2015	2014	2015	2014	2015	2014

$14,427,244	$10,594,030	$4,113,727	$5,501,170	$2,368,031	$2,530,593	$3,038	$2,856
(7,826,144)	2,500,347	22,831,389	(2,939,708)	270,815	513,812	4,196	362
(22,807,926)	3,431,312	(24,472,307)	16,760,564	(863,716)	4,358,889	—	—

(16,206,826)	16,525,689	2,472,809	19,322,026	1,775,130	7,403,294	7,234	3,218

(16,219,271)	(11,814,472)	(15,363,960)	(17,201,477)	(2,367,911)	(2,531,172)	(3,048)	(2,854)
—	—	—	—	(413,482)	—	(4,010)	—

(16,219,271)	(11,814,472)	(15,363,960)	(17,201,477)	(2,781,393)	(2,531,172)	(7,058)	(2,854)

50,918,165	155,615,893	17,549,096	41,475,314	18,847,119	18,631,793	162,653,966	178,917,685
16,219,472	11,813,241	15,363,812	17,200,635	2,781,435	2,530,949	7,046	2,840
(37,897,221)	(25,374,912)	(64,240,826)	(111,017,975)	(13,088,377)	(28,873,453)	(294,837,293)	(310,888,302)

29,240,416	142,054,222	(31,327,918)	(52,342,026)	8,540,177	(7,710,711)	(132,176,281)	(131,967,777)

(3,185,681)	146,765,439	(44,219,069)	(50,221,477)	7,533,914	(2,838,589)	(132,176,105)	(131,967,413)

257,523,319	110,757,880	267,253,902	317,475,379	77,562,818	80,401,407	334,939,449	466,906,862

$254,337,638	$257,523,319	$223,034,833	$267,253,902	$85,096,732	$77,562,818	$202,763,344	$334,939,449

$996,361	$1,103,560	$15,513,237	$4,713,483	$430,967	$340,817	$218	$228

$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Growth Investments
	2015		2014	2013	2012	2011
Net asset value, Beginning of Year	$22.19		$19.29	$16.39	$14.24	$11.80

Income from Operations:
Net investment income(1)	0.08		0.07	0.11	0.06	0.07
Net realized and unrealized gain	0.87		4.47	2.85	2.17	2.40

Total Income from Operations	0.95		4.54	2.96	2.23	2.47

Less Distributions From:
Net investment income .	(0.07)		(0.11)	(0.06)	(0.08)	(0.03)
Net realized gain	(2.44)		(1.53)	—	—	—

Total Distributions	(2.51)		(1.64)	(0.06)	(0.08)	(0.03)

Net Asset Value, End of Year .	$20.63		$22.19	$19.29	$16.39	$14.24

Total Return(2)	4.39	%(3)	24.35%	18.11%	15.71%	20.89%
Net Assets, End of Year (millions)	$1,353		$1,780	$1,571	$1,566	$1,738
Ratios to Average Net Assets:
Gross expenses	0.68%		0.67%	0.69%	0.69%	0.68%
Net expenses	0.68		0.67	0.69	0.69	0.68
Net investment income	0.36		0.33	0.60	0.40	0.47
Portfolio Turnover Rate	66%		56%	57%	66%	76%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	The Manager contributed a non-recourse voluntary reimbursement to Large Capitalization Growth Investments. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the impact was less than 0.00% to the total return for Large Capitalization Growth Investments. (See Note 2 within the Notes to Financial Statements).

Large Capitalization Value Equity Investments
	2015		2014	2013	2012	2011
Net asset value, Beginning of Year	$13.54		$11.24	$9.44	$8.58	$7.54

Income (Loss) from Operations:
Net investment income(1)	0.22		0.20	0.21	0.19	0.17
Net realized and unrealized gain (loss) .	(1.13)		2.29	1.80	0.87	1.07

Total Income (Loss) from Operations	(0.91)		2.49	2.01	1.06	1.24

Less Distributions From:
Net investment income	(0.22)		(0.19)	(0.21)	(0.20)	(0.20)

Total Distributions	(0.22)		(0.19)	(0.21)	(0.20)	(0.20)

Net Asset Value, End of Year	$12.41		$13.54	$11.24	$9.44	$8.58

Total Return(2)	(6.83	)%(4)	22.37%	21.71%	12.50%	16.46%
Net Assets, End of Year (millions)	$1,231		$1,468	$1,104	$1,087	$1,220
Ratios to Average Net Assets:
Gross expenses	0.68%		0.67%	0.70%	0.69%	0.68%
Net expenses	0.67	(3)	0.67 (3)	0.70	0.69	0.68
Net investment income	1.70		1.64	2.07	2.15	1.95
Portfolio Turnover Rate	48%		24%	48%	32%	38%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	The Manager contributed a non-recourse voluntary reimbursement to Large Capitalization Value Equity Investments. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the impact was less than 0.00% to the total return for Large Capitalization Value Equity Investments. (See Note 2 within the Notes to Financial Statements).

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Growth Investments
	2015		2014	2013		2012	2011
Net asset value, Beginning of Year	$28.53		$25.22	$19.81		$17.76	$14.62

Income (Loss) from Operations:
Net investment loss(1)	(0.12)		(0.12)	(0.00	)(2)	(0.07)	(0.07)
Net realized and unrealized gain	1.93		4.36	5.41		2.12	3.21

Total Income from Operations	1.81		4.24	5.41		2.05	3.14

Less Distributions From:
Net realized gain	(5.95)		(0.93)	—		—	—

Total Distributions	(5.95)		(0.93)	—		—	—

Net Asset Value, End of Year .	$24.39		$28.53	$25.22		$19.81	$17.76

Total Return(3)	7.36	%(5)	16.91%	27.31%		11.54%	21.48%
Net Assets, End of Year (millions)	$229		$296	$311		$247	$278
Ratios to Average Net Assets:
Gross expenses	0.93%		0.92%	0.97%		0.98%	0.95%
Net expenses(4)	0.93		0.92	0.97		0.97	0.93
Net investment loss	(0.45)		(0.42)	(0.02)		(0.40)	(0.37)
Portfolio Turnover Rate	89%		80%	90%		68%	73%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $(0.01) per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	The Manager contributed a non-recourse voluntary reimbursement to Small Capitalization Growth Investments. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for Small Capitalization Growth Investments was 7.27%. (See Note 2 within the Notes to Financial Statements).

Small Capitalization Value Equity Investments
	2015		2014	2013	2012	2011
Net asset value, Beginning of Year	$15.56		$14.45	$12.97	$11.20	$9.57

Income (Loss) from Operations:
Net investment income(1)	0.18		0.22	0.18	0.11	0.10
Net realized and unrealized gain (loss)	(1.32)		2.58	2.59	1.77	1.68

Total Income (Loss) from Operations	(1.14)		2.80	2.77	1.88	1.78

Less Distributions From:
Net investment income	(0.16)		(0.17)	(0.22)	(0.11)	(0.15)
Net realized gain	(1.57)		(1.52)	(1.07)	—	—

Total Distributions	(1.73)		(1.69)	(1.29)	(0.11)	(0.15)

Net Asset Value, End of Year	$12.69		$15.56	$14.45	$12.97	$11.20

Total Return(2)	(7.85	)%(4)	20.17%	23.18%	16.93%	18.52%
Net Assets, End of Year (millions)	$214		$289	$219	$195	$223
Ratios to Average Net Assets:
Gross expenses	0.96%		0.92%	1.00%	0.99%	0.98%
Net expenses(3)	0.95		0.91	0.99	0.98	0.95
Net investment income	1.27		1.47	1.29	0.91	0.85
Portfolio Turnover Rate	39%		31%	32%	24%	36%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	The Manager contributed a non-recourse voluntary reimbursement to Small Capitalization Value Equity Investments. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for Small Capitalization Value Equity Investments was (7.92)%. (See Note 2 within the Notes to Financial Statements).

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments
	2015		2014	2013	2012	2011
Net asset value, Beginning of Year	$12.03		$10.92	$9.58	$9.77	$9.02

Income (Loss) from Operations:
Net investment income(1)	0.21		0.22	0.20	0.17	0.15
Net realized and unrealized gain (loss)	(1.13)		1.03	1.27	(0.18)	0.76

Total Income (Loss) from Operations	(0.92)		1.25	1.47	(0.01)	0.91

Less Distributions From:
Net investment income	(0.20)		(0.14)	(0.13)	(0.18)	(0.16)

Total Distributions	(0.20)		(0.14)	(0.13)	(0.18)	(0.16)

Net Asset Value, End of Year	$10.91		$12.03	$10.92	$9.58	$9.77

Total Return(2)	(7.68	)%(4)	11.45%	15.47%	(0.06)%	9.97%
Net Assets, End of Year (millions)	$1,202		$1,149	$773	$444	$536
Ratios to Average Net Assets:
Gross expenses	0.81%		0.81%	0.84%	0.91%	0.84%
Net expenses(3)	0.79		0.77	0.83	0.90	0.82
Net investment income	1.80		1.83	1.88	1.80	1.41
Portfolio Turnover Rate	80%		95%	63%	75%	70%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	The Manager contributed a non-recourse voluntary reimbursement to International Equity Investments. The effect of the reimbursement is reflected in the Fund’s total return above. Without this reimbursement, the total return for International Equity Investments was (7.94)%. (See Note 2 within the Notes to Financial Statements).

Emerging Markets Equity Investments
	2015	2014	2013	2012	2011
Net asset value, Beginning of Year	$14.54	$13.67	$14.46	$15.85	$14.79

Income (Loss) from Operations:
Net investment income(1)	0.17	0.20	0.21	0.29	0.31
Net realized and unrealized gain (loss)	(3.64)	2.36	(0.69)	(1.33)	0.99

Total Income (Loss) from Operations	(3.47)	2.56	(0.48)	(1.04)	1.30

Less Distributions From:
Net investment income	(0.20)	(0.29)	(0.31)	(0.35)	(0.24)
Net realized gain	—	(1.40)	—	—	—

Total Distributions	(0.20)	(1.69)	(0.31)	(0.35)	(0.24)

Net Asset Value, End of Year	$10.87	$14.54	$13.67	$14.46	$15.85

Total Return(2)	(24.08)%	19.97%	(3.54)%	(6.52)%	8.67%
Net Assets, End of Year (millions)	$464	$385	$414	$695	$841
Ratios to Average Net Assets:
Gross expenses	1.08%	1.09%	1.10%	1.06%	1.05%
Net expenses(3)	0.96	0.99	0.99	0.93	0.91
Net investment income	1.34	1.49	1.39	1.98	1.87
Portfolio Turnover Rate	41%	29%	89%	40%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Core Fixed Income Investments
	2015		2014		2013		2012	2011
Net asset value, Beginning of Year	$8.44		$8.17		$8.87		$8.58	$8.81

Income (Loss) from Operations:
Net investment income(1)	0.17		0.18		0.20		0.25	0.28
Net realized and unrealized gain (loss)	(0.06)		0.31		(0.30)		0.38	0.05

Total Income (Loss) from Operations	0.11		0.49		(0.10)		0.63	0.33

Less Distributions From:
Net investment income	(0.20)		(0.22)		(0.24)		(0.27)	(0.29)
Net realized gain	(0.12)		—		(0.36)		(0.07)	(0.27)

Total Distributions	(0.32)		(0.22)		(0.60)		(0.34)	(0.56)

Net Asset Value, End of Year	$8.23		$8.44		$8.17		$8.87	$8.58

Total Return(2)	1.35%		6.10%		(1.31)%		7.58%	3.93%
Net Assets, End of Year (millions)	$859		$799		$937		$1,022	$1,067
Ratios to Average Net Assets:
Gross expenses	0.54	%(3)	0.53	%(3)	0.54	%(3)	0.52%	0.52%
Net expenses(4)	0.55	(3)	0.53	(3)	0.54	(3)	0.52	0.52
Net investment income	2.06		2.19		2.30		2.85	3.23
Portfolio Turnover Rate	326%		446%		421%		429%	390%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents less than 0.01%.
(4)	Reflects fee waivers and/or expense reimbursements.

High Yield Investments
	2015	2014	2013	2012	2011
Net asset value, Beginning of Year	$4.41	$4.27	$4.24	$4.15	$4.14

Income (Loss) from Operations:
Net investment income(1)	0.24	0.24	0.27	0.29	0.36
Net realized and unrealized gain (loss)	(0.50)	0.17	0.07	0.16	0.02

Total Income (Loss) from Operations	(0.26)	0.41	0.34	0.45	0.38

Less Distributions From:
Net investment income	(0.27)	(0.27)	(0.31)	(0.36)	(0.37)

Total Distributions	(0.27)	(0.27)	(0.31)	(0.36)	(0.37)

Net Asset Value, End of Year	$3.88	$4.41	$4.27	$4.24	$4.15

Total Return(2)	(6.14)%	9.75%	8.07%	11.57%	9.01%
Net Assets, End of Year (millions)	$254	$258	$111	$269	$198
Ratios to Average Net Assets:
Gross expenses	0.90%	0.92%	0.93%	0.97%	0.88%
Net expenses(3)	0.74	0.76	0.78	0.81	0.72
Net investment income	5.74	5.53	6.25	7.58	8.26
Portfolio Turnover Rate	42%	57%	86%	101%	62%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments
	2015		2014		2013		2012	2011
Net asset value, Beginning of Year	$8.04		$8.02		$8.56		$7.99	$8.41

Income (Loss) from Operations:
Net investment income(1)	0.13		0.16		0.18		0.19	0.23
Net realized and unrealized gain (loss)	(0.09)		0.40		(0.23)		0.41	(0.15)

Total Income (Loss) from Operations	0.04		0.56		(0.05)		0.60	0.08

Less Distributions From:
Net investment income	(0.47)		(0.54)		(0.49)		(0.03)	(0.50)

Total Distributions	(0.47)		(0.54)		(0.49)		(0.03)	(0.50)

Net Asset Value, End of Year	$7.61		$8.04		$8.02		$8.56	$7.99

Total Return(2)	0.44%		7.36%		(0.77)%		7.53%	1.21%
Net Assets, End of Year (millions)	$223		$267		$317		$431	$227
Ratios to Average Net Assets:
Gross expenses	0.87	%(3)	0.76	%(3)	0.69	%(3)	0.64%	0.72%
Net expenses	0.87	(3)	0.76	(3)	0.69	(3)	0.63 (4)	0.72 (4)
Net investment income	1.61		2.00		2.12		2.25	2.86
Portfolio Turnover Rate	416%		397%		198%		223%	150%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(3)	Ratio includes interest expense on forward sale commitments and reverse repurchase agreements which represents 0.10%, 0.04%, and less than 0.01%, respectively.
(4)	Reflects fee waivers and/or expense reimbursements.

Municipal Bond Investments
	2015	2014	2013	2012	2011
Net asset value, Beginning of Year	$9.76	$9.21	$9.88	$9.48	$9.63

Income (Loss) from Operations:
Net investment income(1)	0.28	0.29	0.29	0.28	0.30
Net realized and unrealized gain (loss)	(0.06)	0.55	(0.67)	0.40	(0.15)

Total Income (Loss) from Operations	0.22	0.84	(0.38)	0.68	0.15

Less Distributions From:
Net investment income	(0.28)	(0.29)	(0.29)	(0.28)	(0.30)
Net realized gain	(0.05)	—	—	—	—

Total Distributions	(0.33)	(0.29)	(0.29)	(0.28)	(0.30)

Net Asset Value, End of Year	$9.65	$9.76	$9.21	$9.88	$9.48

Total Return(2)	2.32%	9.24%	(4.01)%	7.23%	1.71%
Net Assets, End of Year (millions)	$85	$78	$80	$89	$88
Ratios to Average Net Assets:
Gross expenses	0.66%	0.59%	0.61%	0.57%	0.58%
Net expenses	0.66	0.59	0.61	0.57	0.58
Net investment income	2.91	3.03	2.92	2.83	3.27
Portfolio Turnover Rate	8%	19%	9%	26%	20%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Money Market Investments
	2015		2014		2013		2012		2011
Net asset value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Income (Loss) from Operations:
Net investment income(1)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net realized and unrealized gain	0.00	(3)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)

Total Income from Operations	0.00	(3)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)

Less Distributions From:
Net investment income	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)
Net realized gain	(0.00	)(3)	—		—		—		(0.00	)(3)

Total Distributions	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(5)	0.00	%(4)	0.00%		0.00%		0.02%		0.01%
Net Assets, End of Year (millions)	$203		$335		$467		$238		$119
Ratios to Average Net Assets:
Gross expenses	0.21%		0.23%		0.21%		0.23%		0.29%
Net expenses(6)	0.16		0.13		0.16		0.22		0.21
Net investment income	0.00	(4)	0.00	(4)	0.00	(4)	0.03		0.00	(4)

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)	Amounts represent less than $(0.01) per share.
(4)	Amounts represent less than 0.01% per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which may be up to 2.50%, are not reflected in the performance data and would reduce the total returns. Past performance is no guarantee of future results.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Consulting Group Capital Markets Funds (“Trust”) is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (individually, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust, except for International Fixed Income Investments, which is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Estimates and assumptions are required to be made by management regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. The Funds are investment companies and follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Investment Companies.

(a) Investment Valuation. Portfolio securities of Money Market Investments are valued at amortized cost, which approximates market value. Equity securities for each Fund (other than Money Market Investments) for which market quotations are readily available and are traded on an exchange are valued at the closing sale price or official closing price on the exchange on which such security is principally traded. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. For securities that are primarily traded on foreign exchanges, these values are converted to U.S. dollars using the current exchange rates as of the close of the New York Stock Exchange (“NYSE”).

Exchange-traded purchased and written options and futures contracts are valued at the last sale price (closing price) in the market where such contracts are principally traded or, if no sales are reported, the bid price. Swaps for which quotations are available on an automated basis from approved third-party pricing services are valued using those automated third-party pricing service quotations. Foreign currency contracts are valued using the official closing price for such contracts on the NYSE.

Portfolio securities traded in the over-the-counter market for which market quotations are readily available are valued at the last sales price that day. In the event there are no sales that day, such securities are valued at the mean between the bid and ask prices. Investments in registered open-end management investment companies are valued at reported net asset value per share.

Debt obligations that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt obligations that will mature in more than 60 days are valued using valuations furnished by an approved third-party pricing service; such valuations are determined by the third-party pricing service based upon its analysis of a variety of factors, including transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and its analysis of various relationships between securities, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, and as well as industry and economic events.

Overnight repurchase agreements and repurchase agreements maturing in seven days or less are valued at cost. Term repurchase agreements maturing in more than seven days are valued at the average of the bid quotations obtained daily from at least two recognized purchasers of such term repurchase agreements selected by Consulting Group Advisory Services, LLC (“CGAS”) (the “Manager”).

The Board of Trustees (the “Board”) has ultimate responsibility for ensuring the Funds’ investments are valued appropriately. The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ investments (including any fair valuation) to the Manager pursuant to valuation policies and procedures approved by the Board. When market quotations are not readily available or are determined to be unreliable, investments are valued at fair value as determined in good faith by the valuation committee established by the Manager in accordance with such procedures under the oversight of the Board. Circumstances that may indicate that market quotations are not readily available or are unreliable include, but are not limited to, such instances when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its NAV.

Notes to Financial Statements

(continued)

Each business day, Emerging Markets Equity Investments and International Equity Investments use a Board-approved third-party pricing service to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The three levels of the fair value hierarchy are as follows:

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities in accordance with GAAP.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign bonds, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by third-party pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by third-party pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities and the related forward sales commitments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Common stocks, preferred stocks, rights, warrants, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are categorized as Level 1 of the fair value hierarchy, to the extent these securities are actively traded and valuation adjustments are not applied.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE close. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, forward foreign currency contracts, options contracts, or swap contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by third-party pricing

Notes to Financial Statements

(continued)

service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a third-party pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. To the extent that these inputs are significant and unobservable, the values are categorized as Level 3 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following table summarizes the valuation of each Fund’s assets and liabilities using the fair value hierarchy:

	Total Fair Value at August 31, 2015	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Large Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$289,717,661	$289,717,661	$—	$—
Consumer Staples	67,934,543	67,934,543	—	—
Energy	17,408,924	17,408,924	—	—
Financials	95,455,452	95,455,452	—	—
Health Care	290,248,275	290,248,275	—	—
Industrials	83,111,348	83,111,348	—	—
Information Technology	420,291,906	420,291,906	—	—
Materials	33,267,767	33,267,767	—	—
Telecommunication Services	20,206,404	20,206,404	—	—
Short-Term Investments:
Money Market Fund	6,735,317	6,735,317	—	—
Time Deposits	39,112,639	—	39,112,639	—

Total Investments, at value	$1,363,490,236	$1,324,377,597	$39,112,639	$—

Large Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$109,059,606	$109,059,606	$—	$—
Consumer Staples	62,463,759	62,463,759	—	—
Energy	130,574,159	130,574,159	—	—
Financials	310,486,937	310,486,937	—	—
Health Care	147,196,987	147,196,987	—	—
Industrials	123,320,095	123,320,095	—	—
Information Technology	165,740,603	165,740,603	—	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2015	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Materials	$50,149,643	$50,149,643	$—	$—
Telecommunication Services	41,775,224	41,775,224	—	—
Utilities	41,374,381	41,374,381	—	—
Short-Term Investments:
Money Market Fund	16,427,951	16,427,951	—	—
Time Deposits	46,443,612	—	46,443,612	—

Total Investments, at value	$1,245,012,957	$1,198,569,345	$46,443,612	$—

Small Capitalization Growth Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$40,901,204	$40,901,204	$—	$—
Consumer Staples	3,353,790	3,353,790	—	—
Energy	2,962,497	2,962,497	—	—
Financials	14,760,022	14,760,022	—	—
Health Care	70,444,759	70,444,759	—	—
Industrials	29,768,445	29,768,445	—	—
Information Technology	50,013,520	50,013,520	—	—
Materials	5,414,841	5,414,841	—	—
Short-Term Investments:
Money Market Fund	18,339,079	18,339,079	—	—
Time Deposits	11,229,464	—	11,229,464	—

Total Investments, at value	$247,187,621	$235,958,157	$11,229,464	$—

Small Capitalization Value Equity Investments
Investments, at value
Common Stocks:
Consumer Discretionary	$24,444,012	$24,444,012	$—	$—
Consumer Staples	8,557,184	8,557,184	—	—
Energy	12,665,356	12,665,356	—	—
Financials	53,353,955	53,353,955	—	—
Health Care	8,336,982	8,336,982	—	—
Industrials	51,025,255	50,388,612	636,643	—
Information Technology	15,940,611	15,940,611	—	—
Materials	26,419,584	26,419,584	—	—
Telecommunication Services	377,300	377,300	—	—
Utilities	6,845,682	6,845,682	—	—
Closed End Mututal Fund Securities:
Financials	469,359	469,359	—	—
Short-Term Investments:
Money Market Fund	6,979,519	6,979,519	—	—
Time Deposits	5,131,890	—	5,131,890	—

Total Investments, at value	$220,546,689	$214,778,156	$5,768,533	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2015		Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

International Equity Investments
Investments, at value
Common Stocks:
France	$148,219,641		$—	$148,219,641	$—
Germany	83,167,688		—	83,167,688	—
Japan	143,408,261		—	143,408,261	—
Switzerland	146,953,188		—	146,953,188	—
United Kingdom	278,612,204		—	278,612,204	—
Other Countries**	350,711,043		52,499,422	298,211,621	—
Preferred Stock:
Germany	13,325,662		—	13,325,662	—
Short-Term Investments:
Money Market Fund	16,683,267		16,683,267	—	—
Time Deposits	36,078,986		—	36,078,986	—

Total — Investments, at value	$1,217,159,940		$69,182,689	$1,147,977,251	$—

Emerging Markets Equity Investments
Investments, at value
Common Stocks:
Brazil	$40,678,132		$40,678,132	$—	$—
China	58,220,901		21,841,593	36,379,308	—
Hong Kong	23,457,561		5,888,650	17,568,911	—
India	70,227,884		8,343,414	61,884,470	—
Russia	25,945,977		4,070,809	21,875,168	—
South Africa	24,841,627		—	24,841,627	—
South Korea	38,504,791		—	38,504,791	—
Taiwan	29,198,537		1,656,839	27,541,698	—
Other Countries**	125,189,452		41,774,095	83,415,357	—
Short-Term Investments:
Money Market Fund	9,633,182		9,633,182	—	—
Time Deposits	27,497,023		—	27,497,023	—

Total — Investments, at value	$473,395,067		$133,886,714	$339,508,353	$—

Core Fixed Income Investments
Investments, at value
Corporate Bonds & Notes	$234,142,378	*	$—	$234,142,378	$—	*
U.S. Government & Agency Obligations	211,273,950		—	211,273,950	—
Mortgage-Backed Securities	199,772,088		—	199,772,088	—
Collateralized Mortgage Obligations	138,066,220		—	137,667,712	398,508
Sovereign Bonds	26,727,801		—	26,727,801	—
Asset-Backed Securities	17,446,252		—	17,446,252	—
Municipal Bonds	4,701,329		—	4,701,329	—
Senior Loans	789,935		—	789,935	—
Preferred Stock:
Financials	772,921		772,921	—	—
Purchased Options	55,458		36,077	19,381	—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2015	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Short-Term Investments:
Money Market Fund	$733,911	$733,911	$—	$—
Repurchase Agreements	25,700,000	—	25,700,000	—
Time Deposits	30,610,506	—	30,610,506	—
U.S. Government Agencies	35,282,032	—	35,282,032	—
U.S. Government Obligations	152,999	—	152,999	—

Total Investments, at value	$926,227,780 *	$1,542,909	$924,286,363	$398,508	*

Other Financial Instruments
Futures Contracts	$(405,540)	$(405,540)	$—	$—
Forward Foreign Currency Contracts	(364,570)	—	(364,570)	—
OTC Interest Rate Swaps	(50,016)	—	(50,016)	—
Centrally Cleared Interest Rate Swap	(185,089)	—	(185,089)	—
Options Contracts Written	(186,798)	(163,200)	(23,598)	—

Total Other Financial Instruments	$(1,192,013)	$(568,740)	$(623,273)	$—

High Yield Investments
Investments, at value
Corporate Bonds & Notes	$236,847,328 *	$—	$236,716,460	$130,868	*
Senior Loans	1,602,444	—	1,602,444	—
Preferred Stocks:
Financials	1,228,180	1,228,180	—	—
Common Stocks:
Consumer Discretionary	— *	—	—	—	*
Energy	117,079	—	—	117,079
Health Care	116,200	—	—	116,200
Materials	20,857	—	—	20,857
Warrants:
Financials	78,260	78,260	—	—
Short-Term Investments:
Money Market Fund	8,761,690	8,761,690	—	—
Time Deposits	13,016,162	—	13,016,162	—

Total Investments, at value	$261,788,200 *	$10,068,130	$251,335,066	$385,004	*

International Fixed Income Investments
Investments, at value
Sovereign Bonds
Italy	$23,608,999	$—	$23,608,999	$—
Other Countries**	65,676,203	—	65,676,203	—
Corporate Bonds & Notes
Denmark	25,914,376	—	25,914,376	—
Germany	12,834,272	—	12,834,272	—
United States	13,429,573	—	13,429,573	—
Other Countries**	32,777,409	—	32,777,409	—
Collateralized Mortgage Obligations	27,036,004	—	27,036,004	—
U.S. Government & Agency Obligations	21,389,390	—	21,389,390	—
Mortgage-Backed Securities	1,887,753	—	1,887,753	—
Asset-Backed Securities	773,735	—	773,735	—
Municipal Bond	322,824	—	322,824	—
Purchased Options	5,136	—	5,136	—
Short-Term Investments:
Sovereign Bond	5,526,300	—	5,526,300	—
Time Deposits	2,165,733	—	2,165,733	—
U.S. Government Agencies	2,397,946	—	2,397,946	—
U.S. Government Obligations	1,905,828	—	1,905,828	—

Total — Investments, at value	$237,651,481	$—	$237,651,481	$—

Notes to Financial Statements

(continued)

	Total Fair Value at August 31, 2015	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Other Financial Instruments
OTC Credit Default Swaps	$120,530	$—	$120,530	$—
Futures Contracts	(41,423)	(41,423)	—	—
OTC Interest Rate Swaps	63,272	—	63,272	—
Centrally Cleared Interest Rate Swaps	(1,136,532)	—	(1,136,532)	—
Centrally Cleared Credit Default Swaps	(17,347)	—	(17,347)	—
OTC Cross Currency Swaps	604,918	—	604,918	—
OTC Volatility Swaps	(65)	—	(65)	—
Forward Foreign Currency Contracts	(765,813)	—	(765,813)	—
Options Contracts Written	(116,726)	—	(116,726)	—
Forward Sale Commitments	(23,582,835)	—	(23,582,835)	—
Reverse Repurchase Agreements	(9,304,125)	—	(9,304,125)	—

Total Other Financial Instruments	$(34,176,146)	$(41,423)	$(34,134,723)	$—

Municipal Bond Investments
Investments, at value
Municipal Bonds	$81,397,647	$—	$81,397,647	$—
Short-Term Investments:
Time Deposits	3,130,676	—	3,130,676	—

Total Investments, at value	$84,528,323	$—	$84,528,323	$—

Money Market Investments
Investments, at value
Short-Term Investments:
Certificates of Deposit	$62,999,550	$—	$62,999,550	$—
Commercial Paper	91,974,686	—	91,974,686	—
Time Deposits	862,550	—	862,550	—
U.S. Government Agency	44,108,264	—	44,108,264	—

Total Investments, at value	$199,945,050	$—	$199,945,050	$—

*	Includes securities that are fair valued at $0.
**	Other Countries represents Countries that are individually less than 5% of Total Net Assets.

The level classification by major category of investments is the same as the category presentation in the Schedules of Investments.

During the year ended August 31, 2015, there were no transfers from Level 2 to Level 3. High Yield Investments had a transfer from Level 1 to Level 3 of $20,858 and a transfer from Level 3 to Level 2 of $192,020.

The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value during the year September 1, 2014, through August 31, 2015:

	Total	Collateralized Mortgage Obligations	Common Stocks		Corporate Bonds & Notes	Convertible Preferred Stocks	Rights	Credit Default Swaps
International Equity Investments
Balance as of August 31, 2014	$10,505 *	$—	$—	*	$—	$—	$10,505	$—
Total realized gain (loss)	(9,101)	—	(9,101)		—	—	—	—
Change in unrealized appreciation (depreciation)	(1,404)	—	9,101		—	—	(10,505)	—

Notes to Financial Statements

(continued)

	Total	Collateralized Mortgage Obligations	Common Stocks	Corporate Bonds & Notes		Convertible Preferred Stocks		Rights	Credit Default Swaps
Purchases	$—	$—	$—	$—		$—		$—	$—
(Sales)	—	—	—	—		—		—	—
Transfers In	—	—	—	—		—		—	—
Transfers Out	—	—	—	—		—		—	—

Balance as of August 31, 2015	$—	$—	$—	$—		$—		$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2015	$—	$—	$—	$—		$—		$—	$—

Core Fixed Income Investments
Balance as of August 31, 2014	$— *	$—	$—	$—	*	$—	*	$—	$—
Total realized gain (loss)	—	—	—	—		—		—	—
Change in unrealized appreciation (depreciation)	(1,492)	(1,492)	—	—		—		—	—
Purchases	400,000	400,000	—	—		—		—	—
(Sales)	—	—	—	—		—		—	—
Transfers In	—	—	—	—		—		—	—
Transfers Out	—	—	—	—		—		—	—

Balance as of August 31, 2015	$398,508 *	$398,508	$—	$—	*	$—		$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2015	$(1,492)	$(1,492)	$—	$—		$—		$—	$—

High Yield Investments
Balance as of August 31, 2014	$1,081,709 *	$—	$601,991	$479,718	*	$—		$—	$—
Total realized gain (loss)	3,580	—	—	3,580		—		—	—
Accrued discounts (premiums)	3,217	—	—	3,217		—		—	—
Change in unrealized appreciation (depreciation)	(455,122)	—	(368,713)	(86,409)		—		—	—
Purchases	53,620	—	—	53,620		—		—	—
(Sales)	(130,838)	—	—	(130,838)		—		—	—
Transfers In	20,858	—	20,858			—		—	—
Transfers Out	(192,020)	—	—	(192,020)		—		—	—

Balance as of August 31, 2015	$385,004 *	$—	$254,136 *	$130,868	*	$—		$—	$—

Change in unrealized appreciation (depreciation) from Investments held as of August 31, 2015	$(374,017)	$—	$(368,713)	$(5,304)		$—		$—	$—

*	Includes securities that are fair valued at $0.

(b) Accounting for Derivative Instruments. Derivative instruments require enhanced disclosures regarding a Fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives.

Notes to Financial Statements

(continued)

All open derivative positions at year end for each Fund are disclosed in the Fund’s Schedule of Investments.

Certain Funds may use derivative instruments including futures, options, forward foreign currency contracts, swaptions and swap contracts as part of their investment strategies. Following is a description of these derivative instruments, including the primary underlying risk exposures related to each instrument type:

(i) Futures Contracts. Certain Funds may enter into futures contracts, to the extent permitted by their investment policies and objectives, for bonafide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated as collateral up to the current market value of the futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When futures contracts are closed, a realized gain or loss is recognized which is equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit due to subsequent payments that may be required for a futures transaction.

(ii) Options Written. Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

When writing a covered call option, a Fund may forego the opportunity of profit if the market price of the underlying security increases more than the premium received and the option is exercised. When writing a put option, a Fund may incur a loss if the market price of the underlying security decreases more than the premium received and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(iii) Purchased Options. Certain Funds may purchase options to manage exposure to certain changes in the market. A Fund will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest, an amount equal to the value is recorded as an asset. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize a loss equal to the amount of the premium paid on the purchase of the call option.

A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio

(“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize a loss equal to the amount of the premium paid on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

(iv) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded

Notes to Financial Statements

(continued)

by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(v) Swaptions. Swaptions contracts entered into by the Funds typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. Certain Funds may purchase swaptions to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Changes in the value of purchased swaptions are reported as net change in unrealized appreciation or depreciation on the Statements of Operations and Changes in Net Assets Gain or loss is recognized when the swaptions contract expires or is closed as net realized gain or loss on the Statements of Operations and changes in Net Assets. Details of purchased swaptions contracts held at year end are included on the Fund’s Schedule of Investments under the caption “Purchased Options”.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that obligates the writer upon exercise by the purchaser, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter into a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

When a Fund writes a swaption, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. A gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium received is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties that meet certain standards of creditworthiness. A Fund bears the market risk arising from any change in index values or interest rates.

(vi) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as change in unrealized appreciation or depreciation in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively. Gains and losses are realized upon termination of a swap contract. An upfront payment received by the Fund, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund is recorded as an asset on the Fund’s books. Any upfront payments paid or received upon entering a swap contract to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as a realized gain or loss at the termination of the swap.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Financial Statements

(continued)

(vii) Credit Default Swaps. Certain Funds may enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gains.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized losses.

For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit and market risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates. As privately negotiated transactions, swaps may involve risk, which is the risk that the swap contracts fail to contemplate a particular outcome or that the parties disagree about the proper interpretation of a transaction term.

(viii) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the fixed interest rate and the floating interest rate, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Once the payments are settled in cash, the net amount is recorded as realized gain or loss from swap contracts on the Statements of Operations. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact a Fund.

(ix) Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a centrally cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse. The margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on swap contracts for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

(x) Cross-Currency Swaps. Certain Funds may enter into cross-currency swaps to gain or mitigate exposure to currency risk. Cross-currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specific exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps

Notes to Financial Statements

(continued)

are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

(xi) Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

(xii) Inflation Rate Swap Contracts. The Fund may enter into inflation rate swap contracts to attempt to hedge against inflation. Pursuant to the inflation rate swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments, based on a benchmark inflation index. One cash flow stream will typically be a floating rate payment linked to the specified inflation index while the other is typically a fixed interest rate.

Inflation rate swaps are normally issued on a zero coupon basis where all payments compound during the life of the contract and are netted upon the termination or maturity of the contract. Final payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations. Inflation rate swap contracts are subject to movements in interest rates.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure at August 31, 2015:

International Equity Investments

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2015:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on forward foreign currency contracts	$—	$23,974	$—	$23,974

	$—	$23,974	$—	$23,974

Emerging Markets Equity Investments

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2015:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on forward foreign currency contracts	$—	$28,361	$—	$28,361

	$—	$28,361	$—	$28,361

Notes to Financial Statements

(continued)

Core Fixed Income Investments

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2015

Location	Interest rate risk	Foreign exchange risk	Credit risk	Total
Asset derivatives
Purchased Options (c)	$55,458	$—	$—	$55,458
Unrealized appreciation on open futures contracts (b)	512,934	—	—	512,934
Unrealized appreciation on forward foreign currency contracts (c)	—	89,128	—	89,128

	$568,392	$89,128	$—	$657,520

Liability derivatives
Options contracts written outstanding (a)	$186,798	$—	$—	$186,798
Unrealized depreciation on open futures contracts (b)	910,524	7,950	—	918,474
Unrealized depreciation on forward foreign currency contracts (a)	—	453,698	—	453,698
Unrealized depreciation on centrally cleared swaps (f)	185,089	—	—	185,089
Unrealized depreciation on open swap contracts (a)	50,016	—	—	50,016

	$1,332,427	$461,648	$—	$1,794,075

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2015:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(464,661)	$—	$—	$(464,661)
Net realized gain (loss) on futures contracts	3,953,313	—	—	3,953,313
Net realized gain (loss) on options written	1,110,737	169,615	9,229	1,289,581
Net realized gain (loss) on swaps contracts	(2,392,426)	—	(296,203)	(2,688,629)
Net realized gain (loss) on forward foreign currency contracts	—	7,943,474	—	7,943,474

	$2,206,963	$8,113,089	$(286,974)	$10,033,078

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$155,257	$—	$—	$155,257
Net change in unrealized appreciation (depreciation) on futures contracts	(505,768)	(46,431)	—	(552,199)
Net change in unrealized appreciation (depreciation) on options contracts written	(1,306)	(2,801)	—	(4,107)
Net change in unrealized appreciation (depreciation) on swaps contracts	69,055	—	(219,477)	(150,422)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(1,819,947)	—	(1,819,947)

	$(282,762)	$(1,869,179)	$(219,477)	$(2,371,418)

Notes to Financial Statements

(continued)

International Fixed Income Investments

Fair Values of Derivative Instruments on the Statements of Assets and Liabilities as of August 31, 2015

Location	Interest rate risk	Foreign exchange risk	Credit risk	Total
Asset derivatives
Purchased Options (c)	$—	$5,136	$—	$5,136
Unrealized appreciation on open futures contracts (b)	276,939	—	—	276,939
Unrealized appreciation on forward foreign currency contracts (c)	—	3,249,685	—	3,249,685
Unrealized appreciation on centrally cleared swaps (f)	920,067	—	25,412	945,479
Unrealized appreciation on open swap contracts (a)	69,348	840,577	92,259	1,002,184

	$1,266,354	$4,095,398	$117,671	$5,479,423

Liability derivatives
Options contracts written outstanding (a)	$98,249	$16,806	$1,671	$116,726
Unrealized depreciation on open futures contracts (b)	318,362	—	—	318,362
Unrealized depreciation on forward foreign currency contracts (a)	—	4,015,498	—	4,015,498
Unrealized depreciation on centrally cleared swaps (f)	2,056,599	—	42,759	2,099,358
Unrealized depreciation on open swap contracts (a)	72,430	63,751	70,632	206,813

	$2,545,640	$4,096,055	$115,062	$6,756,757

Effect of Derivative Instruments on the Statements of Operations as of August 31, 2015:

Location	Interest rate risk	Foreign exchange risk	Credit risk	Total
Realized gain/(loss) on derivatives recognized in income (d)
Net realized gain (loss) on purchased options	$(7,343)	$(9,922)	$(17,743)	$(35,008)
Net realized gain (loss) on futures contracts	1,102,227	—	—	1,102,227
Net realized gain (loss) on options written	291,061	283,504	9,910	584,475
Net realized gain (loss) on swaps contracts	(486,636)	(4,179,358)	487,974	(4,178,020)
Net realized gain (loss) on forward foreign currency contracts	—	29,805,536	—	29,805,536

	$899,309	$25,899,760	$480,141	$27,279,210

Change in unrealized appreciation (depreciation) on derivatives recognized in income (e)
Net change in unrealized appreciation (depreciation) on purchased options	$—	$3,451	$—	$3,451
Net change in unrealized appreciation (depreciation) on futures contracts	(410,883)	—	—	(410,883)
Net change in unrealized appreciation (depreciation) on options contracts written	(71,362)	(21,549)	13,193	(79,718)
Net change in unrealized appreciation (depreciation) on swaps contracts	(1,754,971)	620,972	(460,944)	(1,594,943)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	(3,828,692)	—	(3,828,692)

	$(2,237,216)	$(3,225,753)	$(447,751)	$(5,910,785)

(a)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts, unrealized depreciation on open swap contracts or options contracts written, at value.
(b)	Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on futures contracts is reported in the “Open Futures Contracts” table in the Fund’s Schedule of Investments.
(c)	Statements of Assets and Liabilities location: Investments, at value or unrealized appreciation on open forward foreign currency contracts or unrealized appreciation on open swap contracts.
(d)	Statements of Operations location: Net realized gain (loss) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(e)	Statements of Operations location: Change in net unrealized appreciation (depreciation) from investments, foreign currency transactions, futures contracts, options contracts written or swap contracts.
(f)	Only variation margin, if any, is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) on centrally cleared swaps is reported in the “Open Swap Contracts” table in the Fund’s Schedule of Investments.

Notes to Financial Statements

(continued)

The average notional amounts of futures contracts, swaps contracts and forward foreign currency contracts, and the average market value of options contracts written and purchased options outstanding during the year ended August 31, 2015, were as follows:

International Equity Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Forward foreign currency contracts	$—	$794,522	$—	$—	$794,522

Emerging Markets Equity Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Forward foreign currency contracts	$—	$1,131,305	$—	$—	$1,131,305

Core Fixed Income Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$123,421	$—	$—	$—	$123,421
Futures contracts	228,147,869	899,548	—	—	229,047,417
Option contracts written	194,425	41,057	3,887	—	239,369
Swap contracts	56,621,331	—	11,101,150	—	67,722,481
Forward foreign currency contracts	—	99,584,212	—	—	99,584,212

International Fixed Income Investments

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Purchased options	$1,492	$23,939	$—	$—	$25,431
Futures contracts	114,891,889	—	—	—	114,891,889
Option contracts written	60,749	52,322	38,809	—	151,880
Swap contracts	208,542,871	48,121,355	26,637,056	—	283,301,282
Forward foreign currency contracts	—	561,345,375	—	—	561,345,375

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(d) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped Securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of interest coupons, or interest-only securities (“IO”), which are interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

Notes to Financial Statements

(continued)

(e) Time Deposits. Certain Funds may purchase overnight time deposits issued by offshore branches of U.S. banks that meet credit and risk standards established by the custodian and approved by the Board.

(f) Lending of Portfolio Securities. The Trust has an agreement with its custodian, whereby the custodian, as agent, may lend securities owned by the Funds to brokers, dealers and other financial organizations that have been approved as borrowers by the Funds. The custodian enters into agreements with the borrowers. Loans of securities by a Fund are collateralized by cash, U.S. government securities or irrevocable performance letters of credit issued by banks approved by the Funds. All non-cash collateral is received, held and administered by the custodian in an applicable custody account or other account established for the purpose of holding collateral for each Fund. Cash collateral received by the Funds as a result of securities lending activities is invested in an unaffiliated registered money market fund, and is recorded as Payable for collateral received from securities on loan within the Statements of Assets and Liabilities. Securities lending income represents the income earned on investing cash collateral plus any premium payments that may be received on the loan of certain types of securities, less fees and expenses associated with the loan. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. The custodian has the right under its agreement with the borrowers to recover any loaned securities from the borrower on demand. Additionally, the Funds are exposed to risks that a borrower may not provide additional collateral when required or return loaned securities when due. If the borrower fails to return the securities, the custodian will use the collateral to purchase replacement securities. The custodian is responsible for any shortfall in collateral value under certain circumstances. See Note 1 (v).

The following table presents securities on loan that are subject to enforceable netting arrangements as of August 31, 2015.

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Fund	Gross Asset Amount Presented in Statements of Assets and Liabilities (a)	Financial Instrument	Collateral Received (b)(c)	Net Amount (Not Less than $0)
Large Capitalization Growth Investments	$6,943,583	—	$(6,735,317)	$208,266
Large Capitalization Value Equity Investments	16,198,670	—	(16,198,670)	—
Small Capitalization Growth Investments	17,473,280	—	(17,473,280)	—
Small Capitalization Value Equity Investments	6,955,212	—	(6,955,212)	—
International Equity Investments	16,266,678	—	(16,266,678)	—
Emerging Markets Equity Investments	9,169,300	—	(9,169,300)	—
Core Fixed Income Investments	713,893	—	(713,893)	—
High Yield Investments	8,447,443	—	(8,447,443)	—

(a)	Represents market value of securities on loan at period end.
(b)	The Funds received cash collateral of $6,735,317, $16,427,951, $18,339,079, $6,979,519, $16,683,267, $9,633,182, $733,911 and $8,761,690, respectively, which was subsequently invested in Invesco STIT — Government & Agency Portfolio as reported in the Schedules of Investments.
(c)	The actual collateral received could be greater than the amount shown here due to overcollateralization.

(g) To-Be-Announced Purchase and Sale Commitments. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are marked-to-market on a daily basis and are subject to market fluctuations. Realized gains or losses on TBA purchase commitments are included in “Net realized gain (loss) on investments” on the Statements of Operations. Any fluctuation in the value of the purchased TBA commitments is included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations.

Additionally, when a Fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Notes to Financial Statements

(continued)

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund’s Schedule of Investments under the caption “Schedule of Forward Sale Commitments”. The proceeds and value of these commitments are recorded as Forward Sale Commitments at value in the Statements of Assets and Liabilities.

(h) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

The risk of engaging in short sale transactions is that selling short magnifies the potential for loss to a Fund. The larger the Fund’s short position, the greater the potential loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which could decrease the proceeds of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is unlimited.

(i) Mortgage Dollar Rolls. Certain Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, a Fund forgoes principal and interest paid on the securities sold. Proceeds of the sale will be invested in short-term instruments and the income from these investments, together with any additional fee income received on a sale, is intended to generate income for a Fund. A Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes the gain or loss at the time the transaction is entered into on these transactions. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sale price and the future purchase price is recorded as an adjustment to interest income.

Mortgage dollar roll transactions involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of a Fund. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(k) Foreign Investment and Currency Risks. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Emerging Markets Risk. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Notes to Financial Statements

(continued)

(m) Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

(n) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional “interest income accruals and accretion” and consider the Fund’s ability to realize interest accrued up to the date of default.

(o) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis. Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2015 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Notes to Financial Statements

(continued)

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Fund		Undistributed (Dividend in excess of) Net Investment Income	Undistributed Realized Gains/ (Accumulated Net Realized Losses)	Paid-in Capital
Large Capitalization Growth Investments	(a),(e)	$(9,653)	$9,653	$—
Large Capitalization Value Equity Investments	(a)	(162,643)	162,643	—
Small Capitalization Growth Investments	(a),(b)	1,207,299	(1,207,299)	—
Small Capitalization Value Equity Investments	(a),(c),(g)	(315,970)	315,970	—
International Equity Investments	(c),(g)	(48,998)	48,998	—
Emerging Markets Equity Investments	(c),(g)	163,398	(163,398)	—
Core Fixed Income Investments	(d),(g)	5,661,699	(5,672,157)	10,458
High Yield Investments	(d),(f)	1,684,828	(1,684,828)	—
International Fixed Income Investments	(d),(g)	22,049,987	(22,049,987)	—
Municipal Bond Investments	(e)	90,030	(90,030)	—
Money Market Investments		—	—	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.
(b)	Reclassifications are primarily due to a tax net operating loss.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to distribution reclass.
(f)	Reclassifications are primarily due to defaulted bond interest reclass.
(g)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(s) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the Manager and/or Sub-adviser pursuant to the procedures approved by the Board. The value of restricted securities is determined as described in Note 1(a).

(t) Reverse Repurchase Agreements. Certain Funds may each enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Fund would not be entitled to principal and interest paid on the securities sold by the Fund. The Fund, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Fund for the purpose of calculating the Fund’s indebtedness and will have the effect of leveraging the Fund’s assets.

(u) Indemnification. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

(v) Disclosure about Offsetting Assets and Liabilities. In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement gives a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the

Notes to Financial Statements

(continued)

Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at August 31, 2015 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy (see Note 1(a)).

Repurchase agreements and reverse repurchase agreements may be entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. The Fund’s repurchase agreements as of August 31, 2015 are shown on a gross basis and the required offsetting disclosures are shown in the Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements as of August 31, 2015.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of August 31, 2015.

	Assets	Liabilities
Derivatives Instruments (a)	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
Core Fixed Investments:
Forward foreign currency contracts	$89,128	$453,698
Options contracts	19,381	23,598
Swap contracts (b)	—	50,016

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$108,509	$527,312

International Fixed Income Investments:
Forward foreign currency contracts	$3,249,685	$4,015,498
Options contracts	5,136	115,055
Swap contracts (b)	973,035	184,380

Total Derivative Instruments, subject to master netting arrangement or similar arrangement	$4,227,856	$4,314,933

(a)	Excludes exchange-traded derivatives.
(b)	The total value of the net amounts of assets and liabilities is comprised of Swap contracts, at value on the Statements of Assets and Liabilities less the net value of the Upfront premiums paid (received) disclosed in the Fund’s Schedule of Investments.

Notes to Financial Statements

(continued)

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of August 31, 2015.

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
Core Fixed Income Investments
Over-the-counter
Barclays Bank PLC	$66,832	$(66,832)	$—	$—
Bank of America	—	—	—	—
Citigroup Global Markets Inc.	41,677	(41,677)	—	—

Total Over-the-counter derivative instruments	$108,509	$(108,509)	$—	$—

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
Core Fixed Income Investments
Over-the-counter
Barclays Bank PLC	$265,405	$(66,832)	$(50,000)	$148,573
Bank of America	19,481	—	—	19,481
Citigroup Global Markets Inc.	242,426	(41,677)	—	200,749

Total Over-the-counter derivative instruments	$527,312	$(108,509)	$(50,000)	$368,803

Counterparty	Gross amounts of Recognized Assets presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Collateral Received (e)	Net Amount (b)
International Fixed Income Investments
Over-the-counter
Bank of America	$208,463	$(50,001)	$—	$158,462
Barclays Bank PLC	33,589	(33,589)	—	—
BNP Paribas SA	538,352	(14,935)	—	523,417
Citigroup Global Markets Inc.	186,036	(186,036)	—	—
Deutsche Bank AG	357,270	(249,506)	(107,764)	—
Goldman Sachs & Co.	560,191	(479,659)	—	80,532
HSBC Bank USA	1,013,040	(294,607)	(560,000)	158,433
JPMorgan Chase & Co.	743,096	(743,096)	—	—
Royal Bank of Scotland PLC	25,563	(18,758)	—	6,805
Standard Chartered Bank	364,940	(364,940)	—	—
UBS Securities LLC	197,316	(197,316)	—	—

Total Over-the-counter derivative instruments	$4,227,856	$(2,632,443)	$(667,764)	$927,649

Notes to Financial Statements

(continued)

Counterparty	Gross amounts of Recognized Liabilities presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (c)	Collateral Pledged (e)	Net Amount (d)
International Fixed Income Investments
Over-the-counter
Bank of America	$50,001	$(50,001)	$—	$—
Barclays Bank PLC	128,913	(33,589)	—	95,324
BNP Paribas SA	14,935	(14,935)	—	—
Citigroup Global Markets Inc.	494,385	(186,036)	(298,000)	10,349
Deutsche Bank AG	249,506	(249,506)	—	—
Goldman Sachs & Co.	479,659	(479,659)	—	—
HSBC Bank USA	294,607	(294,607)	—	—
JPMorgan Chase & Co.	1,081,853	(743,096)	—	338,757
Royal Bank of Scotland PLC	18,758	(18,758)	—	—
Standard Chartered Bank	1,277,362	(364,940)	—	912,422
UBS Securities LLC	224,954	(197,316)	(27,638)	—

Total Over-the-counter derivative instruments	$4,314,933	$(2,632,443)	$(325,638)	$1,356,852

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(d)	Net amount represents the net amount payable to the counterparty in the event of default.
(e)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.

2. Investment Management Agreement and Other Transactions with Affiliates

CGAS, a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment manager to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a sub-advisory fee from its investment management fees.

The maximum allowable investment management fee represents the total amount that could be charged to each Fund. The aggregate fees paid by the Manager to each Fund’s Sub-advisers and the fees retained by the Manager for the year ended August 31, 2015, are indicated below:

Fund	Subadvisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	0.37%	0.23%	0.60%
Large Capitalization Value Equity Investments	0.30%	0.30%	0.60%
Small Capitalization Growth Investments	0.50%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.49%	0.30%	0.80%
International Equity Investments	0.37%	0.30%	0.70%
Emerging Markets Equity Investments	0.49%	0.30%	0.90%
Core Fixed Income Investments	0.19%	0.20%	0.40%
High Yield Investments	0.29%	0.25%	0.70%
International Fixed Income Investments	0.26%	0.24%	0.50%

Notes to Financial Statements

(continued)

Fund	Subadvisory Fee	Consulting Group Advisory Services LLC Fee	Maximum Allowable Annual Management Fee
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments *	0.08%	0.00%	0.08%

*	The Manager voluntarily waived and/or reimbursed certain fees or expense to maintain a positive yield. For the year ended August 31, 2015, the Manager reimbursed the Fund $157,250.

The Manager has agreed to waive and/or reimburse a portion of its fee. For the year ended August 31, 2015, the amounts waived and/or reimbursed by the Manager were as follows:

Fund
Large Capitalization Value Equity Investments	$59,767
Small Capitalization Growth Investments	8,401
Small Capitalization Value Equity Investments	11,890
International Equity Investments	260,662
Emerging Markets Equity Investments	483,721
Core Fixed Income Investments	113,756
High Yield Investments	389,631

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. For its administrative services, BBH receives an annual asset based fee of 0.0250% of the Trust’s assets up to $5 billion, 0.02% on assets between $5 billion and $8 billion and 0.0175% on assets in excess of $8 billion, plus out-of-pocket expenses. The fee is calculated and allocated daily based on the relative assets of each Fund.

For the year ended August 31, 2015, Morgan Stanley & Co. Incorporated (“MS&Co.”), and its affiliates, including MSSBH, Morgan Stanley Smith Barney LLC, the Trust’s distributor, and Citigroup Global Markets Inc. (“CGMI”), received brokerage commissions of:

Fund	Commission Dollars to CGMI	Commission Dollars to MS&Co.	Commission Aggregate
Large Capitalization Growth Investments	$30,061	$3,004	$33,065
Large Capitalization Value Equity Investments	20,066	10,547	30,613
Small Capitalization Growth Investments	3,267	4,628	7,895
Small Capitalization Value Investments	1,010	114	1,124
International Equity Investments	74,429	4,885	79,314
Emerging Markets Equity Investments	39,344	59	39,402
Core Fixed Income Investments	4,762	—	4,762
International Fixed Income Investments	272	—	272

All officers, with the exception of the Funds’ Chief Compliance Officer (“CCO”), do not receive compensation directly from the Trust. The Funds bear a portion of the CCO’s annual compensation.

On May 6, 2015, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments and International Equity Investments received $28,721, $108,271, $161,664, $99,697 and $2,972,363, respectively, as non-recourse voluntary reimbursements from the Manager. These voluntary reimbursements were intended to correct an asset allocation change error that occurred in the above Funds. The Manager did not receive any consideration in return for these capital contributions and no repayment or future consideration is expected.

Notes to Financial Statements

(continued)

3. Investments

During the year ended August 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for each Fund were as follows:

Fund	Investments		U.S. Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
Large Capitalization Growth Investments	$1,068,613,937	$1,551,208,693	$—	$—
Large Capitalization Value Equity Investments	636,917,143	754,067,537	—	—
Small Capitalization Growth Investments	241,726,176	336,365,382	—	—
Small Capitalization Value Equity Investments	96,784,541	140,173,220	—	—
International Equity Investments	1,060,028,310	871,129,554	—	—
Emerging Markets Equity Investments	353,179,888	159,757,995	—	—
Core Fixed Income Investments	261,211,262	217,917,589	2,486,656,823	2,410,183,478
High Yield Investments	135,227,782	99,597,328	—	—
International Fixed Income Investments	218,329,943	219,805,057	775,145,922	785,645,568
Municipal Bond Investments	12,607,133	6,244,331	—	—

At August 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Capitalization Growth Investments	$390,885,195	$(47,258,817)	$343,626,378
Large Capitalization Value Equity Investments	209,074,888	(92,133,845)	116,941,043
Small Capitalization Growth Investments	51,320,093	(13,996,889)	37,323,204
Small Capitalization Value Equity Investments	45,399,997	(22,486,102)	22,913,895
International Equity Investments	99,155,958	(145,771,067)	(46,615,109)
Emerging Markets Equity Investments	48,189,378	(103,588,662)	(55,399,284)
Core Fixed Income Investments	18,284,134	(21,721,663)	(3,437,529)
High Yield Investments	3,899,964	(22,770,836)	(18,870,872)
International Fixed Income Investments	8,196,447	(23,938,227)	(15,741,780)
Municipal Bond Investments	5,418,734	(59,448)	5,359,286

4. Shares of Beneficial Interest

At August 31, 2015, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2015, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended August 31, 2015	Year Ended August 31, 2014
Large Capitalization Growth Investments
Shares sold	2,671,031	12,366,557
Shares issued on reinvestment	9,623,720	6,165,022
Shares repurchased	(26,936,640)	(19,735,817)

Net Decrease	(14,641,889)	(1,204,238)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2015	Year Ended August 31, 2014
Large Capitalization Value Equity Investments
Shares sold	6,008,983	24,022,081
Shares issued on reinvestment	1,761,861	1,691,655
Shares repurchased	(17,008,498)	(15,551,093)

Net Increase (Decrease)	(9,237,654)	10,162,643

Small Capitalization Growth Investments
Shares sold	470,258	771,083
Shares issued on reinvestment	2,605,182	353,254
Shares repurchased	(4,089,603)	(3,073,273)

Net Decrease	(1,014,163)	(1,948,936)

Small Capitalization Value Equity Investments
Shares sold	1,260,894	3,589,353
Shares issued on reinvestment	2,379,540	1,929,295
Shares repurchased	(5,337,871)	(2,077,176)

Net Increase (Decrease)	(1,697,437)	3,441,472

International Equity Investments
Shares sold	26,104,331	32,103,189
Shares issued on reinvestment	1,708,106	1,034,174
Shares repurchased	(13,141,629)	(8,350,211)

Net Increase	14,670,808	24,787,152

Emerging Markets Equity Investments
Shares sold	20,448,565	4,170,124
Shares issued on reinvestment	404,405	3,256,283
Shares repurchased	(4,665,904)	(11,227,992)

Net Increase (Decrease)	16,187,066	(3,801,585)

Core Fixed Income Investments
Shares sold	20,409,102	12,310,395
Shares issued on reinvestment	3,721,496	2,856,005
Shares repurchased	(14,329,013)	(35,172,048)

Net Increase (Decrease)	9,801,585	(20,005,648)

High Yield Investments
Shares sold	12,354,121	35,494,848
Shares issued on reinvestment	3,939,050	2,684,815
Shares repurchased	(9,157,485)	(5,764,894)

Net Increase	7,135,686	32,414,769

International Fixed Income Investments
Shares sold	2,234,773	5,244,975
Shares issued on reinvestment	1,997,895	2,272,211
Shares repurchased	(8,199,895)	(13,828,448)

Net Decrease	(3,967,227)	(6,311,262)

Notes to Financial Statements

(continued)

	Year Ended August 31, 2015	Year Ended August 31, 2014
Municipal Bond Investments
Shares sold	1,931,227	1,965,811
Shares issued on reinvestment	285,810	264,973
Shares repurchased	(1,345,964)	(3,019,390)

Net Increase (Decrease)	871,073	(788,606)

Money Market Investments
Shares sold	162,653,966	178,917,685
Shares issued on reinvestment	7,046	2,839
Shares repurchased	(294,837,293)	(310,888,303)

Net Decrease	(132,176,281)	(131,967,779)

5. Dividend and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended August 31, 2015, were as follows:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments
Distributions paid from:
Tax Exempt	$—	$—	$—	$—
Tax Return of Capital	—	—	—	—
Ordinary Income	34,653,637	23,380,743	15,724,850	5,019,007
Net Long-term Capital Gains	162,447,151	—	44,874,120	26,736,372

Total Distributions Paid	$197,100,788	$23,380,743	$60,598,970	$31,755,379

	International Equity Investments	Emerging Markets Equity Investments	Core Fixed Income Investments	High Yield Investments
Distributions paid from:
Ordinary Income	$19,199,386	$5,156,168	$24,983,497	$16,219,271
Net Long-term Capital Gains	—	—	6,037,669	—

Total Distributions Paid	$19,199,386	$5,156,168	$31,021,166	$16,219,271

		International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Distributions paid from:
Tax Exempt		$—	$2,273,508	$—
Ordinary Income		15,363,960	4,373	7,058
Net Long-term Capital Gains		—	503,512	—

Total Distributions Paid		$15,363,960	$2,781,393	$7,058

Notes to Financial Statements

(continued)

As of August 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Large Capitalization Growth Investments		Large Capitalization Value Equity Investments		Small Capitalization Growth Investments		Small Capitalization Value Equity Investments
Undistributed ordinary income - net	$5,788,208		$15,598,883		$6,608,449		$1,427,310
Undistributed long-term capital gains - net	290,070,821		—		46,009,039		25,867,041

Total Undistributed earnings	295,859,029		15,598,883		52,617,488		27,294,351
Capital Loss Carryforward	—		(128,598,703)		—		—
Other book/tax temporary differences	(12,462,272	)(c)	(11,454,089	)(c)	(747,562	)(c)	(1,525,346	)(i)
Unrealized appreciation (depreciation)	356,088,651		128,395,132		38,070,766		24,438,929

Total accumulated earnings/(losses) - net	$639,485,408		$3,941,223		$89,940,692		$50,207,934

	International Equity Investments		Emerging Markets Equity Investments		Core Fixed Income Investments		High Yield Investments
Undistributed ordinary income - net	$20,123,724		$4,995,215		$3,399,701		$996,361
Undistributed long-term capital gains - net	—		—		4,307,436		—

Total Undistributed earnings	20,123,724		4,995,215		7,707,137		996,361
Capital Loss Carryforward	(234,883,455)		(23,383,323)		—		(13,199,853)
Current Year Late Year Loss Deferral	—		—		—		(7,896,665)
Other book/tax temporary differences	(7,743,217	)(b)	(13,907,248	)(b)	(3,400,203	)(f)	(2,089,300	)(h)
Unrealized appreciation (depreciation)	(38,988,863)		(41,605,352)		(259,939)		(16,781,571)

Total accumulated earnings/(losses) - net	$(261,491,811)		$(73,900,708)		$4,046,995		$(38,971,028)

	International Fixed Income Investments		Municipal Bond Investments		Money Market Investments
Undistributed ordinary income - net	$14,332,652		$—		$805
Undistributed long-term capital gains - net	—		180,775		—
Undistributed Tax Exempt Income - net	—		430,997		—

Total Undistributed earnings	14,332,652		611,772		805
Capital Loss Carryforward	(6,050,907)		—		—
Other book/tax temporary differences	(3,184,717	)(f)	(30	)(g)	(39	)(g)
Unrealized appreciation (depreciation)	(12,758,252)		5,359,286		—

Total accumulated earnings/(losses) - net	$(7,661,224)		$5,971,028		$766

As of August 31, 2015, there were no significant differences between the book and tax components of net assets for Money Market Investments.

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to ROC dividends received.
(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to ROC dividends received and real estate investments.
(e)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to ROC dividends received and real estate investments, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
(f)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Notes to Financial Statements

(continued)

(g)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to distribution payables.
(h)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and interest accrual on defaulted bonds.
(i)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, tax cost adjustments related to ROC dividends received and real estate investments, and partnerships.

6. Capital Loss Carry Forward

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of August 31, 2015, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Growth Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments
8/31/2015	$—	$—	$—	$—	$—	$—
8/31/2016	—	—	—	—	—	—
8/31/2017	—	—	—	—	—	—
8/31/2018	—	128,598,703	—	—	234,883,455	—
Non-expiring:
Short-Term	—	—	—	—	—	13,418,679
Long-Term	—	—	—	—	—	9,964,644

	$—	$128,598,703	$—	$—	$234,883,455	$23,383,323

Year of Expiration	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
8/31/2015	$—	$—	$—	$—	$—
8/31/2016	—	—	—	—	—
8/31/2017	—	6,697,249	—	—	—
8/31/2018	—	5,672,191	4,975,707	—	—
Non-expiring:
Short-Term	—	737,023	901,344	—	—
Long-Term	—	93,390	173,856	—	—

	$—	$13,199,853	$6,050,907	$—	$—

These amounts will be available to offset any future taxable capital gains.

During the year ended August 31, 2015 the Large Capitalization Value Equity Investments, International Equity Investments and International Fixed Income Investments utilized $148,139,783, $5,575,922 and $8,650 capital loss carryforwards, respectively.

7. Subsequent Events

Management has evaluated subsequent events after the balance sheet date through the date that the financial statements were issued and has not identified any additional events or transactions that would require recognition or disclosure in the financial statements other than the distribution information below.

Subsequent to August 31, 2015, the Funds made the following distributions:

Record Date Payable Date	Core Fixed Income Investments	High Yield Investments	Municipal Bond Investments	Money Market Investments
9/29/15-9/30/15	$0.017912	$0.021089	$0.023256	$0.0000012

Notes to Financial Statements

(continued)

8. Recent Accounting Pronouncements

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Consulting Group Capital Markets Funds, comprised of Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments (the “Funds”), as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Consulting Group Capital Markets Funds as of August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 29, 2015

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited)

Approval of Management Agreement and Subadvisory Agreements

The Consulting Group Capital Markets Funds (“Trust” and, each series thereof a “Fund”) and Consulting Group Advisory Services LLC (“Manager”), a business of Morgan Stanley Smith Barney Holdings LLC, have entered into an investment management agreement (“Management Agreement”). Pursuant to the Management Agreement, the Manager serves as “manager of managers” for the Trust and selects and oversees professional money managers (each, a “Sub-adviser” and collectively, the “Sub-advisers”) who are responsible for investing the portion of assets of the Funds allocated to them pursuant to investment advisory agreements (the “Subadvisory Agreements” and, together with the Management Agreement, the “Agreements”) between the Manager and each of the Sub-advisers.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Agreements be approved initially, as well as annually thereafter, by the Trust’s Board of Trustees (“Board”) and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of the approval of the Agreements, the Independent Trustees must request and evaluate such information as may reasonably be necessary to make a reasonable business judgment with respect to the approval of the Agreements, and the Manager and Sub-advisers are required to provide such information.

At an in-person meeting held on May 27-28, 2015, the Board, including a majority of the Independent Trustees, approved the continuance of the Agreements for an annual period. Both in connection with the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Independent Trustees requested and received information from the Manager and the Sub-advisers that they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and Sub-advisers under the Agreements. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel (“Independent Counsel”) and met with Independent Counsel in executive sessions separate from representatives of the Manager and the Sub-advisers. In addition to the Management Agreement, the Board approved the Subadvisory Agreements with the following Sub-advisers on behalf of the indicated Fund:

Sub-adviser Name	Fund(s)

Artisan Partners Limited Partnership	♦ Large Cap Value Equity Investments

BlackRock Financial Management, Inc.	♦ Core Fixed Income Investments

Cambiar Investors, LLC	♦ Large Cap Value Equity Investments

Causeway Capital Management LLC[1]	♦ Large Cap Value Equity Investments

Delaware Management Company	♦ Small Cap Value Equity Investments

The Dreyfus Corporation	♦ Money Market Investments

Frontier Capital Management Co., LLC	♦ Large Cap Growth Investments

HGK Asset Management Inc.	♦ Large Cap Value Equity Investments

Jackson Square Partners	♦ Large Cap Growth Investments

Lazard Asset Management LLC	♦ Emerging Markets Equity Investments

McDonnell Investment Management, LLC	♦ Municipal Bond Investments

Metropolitan West Asset Management LLC	♦ Core Fixed Income Investments

NFJ Investment Group LLC	♦ Large Cap Value Equity Investments ♦ Small Cap Value Equity Investments

OppeheimerFunds Inc.[2]	♦ International Equity Investments

Pacific Investment Management Company LLC	♦ International Fixed Income Investments

PENN Capital Management Co., Inc.	♦ High Yield Investments

Rutabaga Capital Management LLC	♦ Small Cap Value Equity Investments

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Sub-adviser Name	Fund(s)

Schroder Investment Management North America Inc.	♦ International Equity Investments

Schroder Investment Management North America Ltd.	♦ International Equity Investments

Vontobel Asset Management, Inc.	♦ Emerging Markets Equity Investments

Wall Street Associates LLC	♦ Small Cap Growth Investments

Wells Capital Management Inc.	♦ Large Cap Growth Investments

Western Asset Management Company	♦ Core Fixed Income Investments ♦ High Yield Investments

Westfield Capital Management Company, LLC	♦ Large Cap Growth Investments ♦ Small Cap Growth Investments

1	Approval of Subadvisory Agreement for initial two-year period occurred on March 20, 2014. Subadvisory Agreement is dated May 22, 2014.
2	Approval of Subadvisory Agreement for initial two-year period occurred on December 19, 2013. Subadvisory Agreement is dated March 24, 2014.

Nature, Extent and Quality of the Services Provided Under the Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-advisers for Board approval and the Manager’s supervisory activities over the Sub-advisers. The Independent Trustees noted that the Manager monitors and evaluates the performance of each Fund’s Sub-advisers, including the Sub-advisers’ compliance with the investment objective, policies, and restrictions of the relevant Fund. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Sub-advisers and the Trust’s other service providers. The Board considered each Sub-adviser’s specific responsibilities in all aspects of day-to-day management of the portion of the respective Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the Fund’s assets managed by the respective Sub-adviser, and other key personnel at the Sub-adviser. The Board specifically took into account each Sub-adviser’s investment process and capabilities, evaluating, if applicable, how the Sub-adviser complemented each of the other Sub-advisers to the respective Fund.

The Independent Trustees also discussed the acceptability of the terms of the Sub-advisory Agreements. The Independent Trustees also considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided to the Funds by the Sub-advisers. The Board also reviewed information received from the Manager and the Trust’s Chief Compliance Officer regarding the Trust’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act and those of each Sub-adviser.

During the course of the year and at the meeting, the Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management team primarily responsible for the management of the Funds. The Board also considered the Manager’s and the Sub-advisers’ brokerage policies and practices, transaction execution standards, policies and practices regarding soft dollars, and quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

As to each Fund, the Board received and considered performance information provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data, for the Fund and for all retail and institutional funds, regardless of asset size or primary channel of distribution, in the Fund’s Lipper category (the “Performance Universe”). As to each Fund, the Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

Performance Universe. The Board also noted that it had received and discussed with advisory personnel of the Trust at periodic intervals throughout the year information on the investment performance of each Fund in comparison to similar mutual funds and benchmark performance indices. In addition, as to each Sub-adviser, the Board received and considered performance information provided by the Manager for the Sub-adviser managing the portion of the respective Fund’s assets allocated to it. The information comparing each Fund’s performance to that of its Performance Universe was for the one-, three-, five- and ten-year periods ended March 31, 2015. The Board noted that each of Core Fixed Income Investments and International Fixed Income Investments performed better than the median performance of the funds in their respective Performance Universe for each period, but that each of Large Cap Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and Municipal Bond Investments performed below the median performance of the funds in their respective Performance Universe for each period, High Yield Investments performed below the median performance of the funds in its Performance Universe for each period, except the ten-year period, Large Cap Growth Investments performed better than the median performance of the funds in its Performance Universe for each period other than the one-year period, and that Small Cap Growth Investments performed better than the median performance of the funds in its Performance Universe for each period other than slight underperformance for the five-year period. The Board also noted that each of Small Cap Value Equity Investments and Money Market Investments performed better than the median performance of the funds in their respective Performance Universe for the five- and ten-year periods, but performed below the median performance of the funds in their Performance Universe for the three- and one-year periods. The Independent Trustees and representatives of the Manager then discussed the reasons for certain Fund’s underperformance versus the relevant Performance Universe during certain periods under review and actions taken or proposed, as applicable, to improve performance going forward. During the discussion, the Trustees and representatives of the Manager considered the Funds’ performance in light of overall financial market conditions and the nature of the investment objectives and strategies of certain Funds, prospectus disclosure regarding the risks involved with such strategies and investor expectations.

Based on its review, as to each Fund, the Board was generally satisfied with the overall performance of the Fund and with the efforts of the Manager and respective Sub-advisers to continue to improve performance. The Trustees determined to continue to evaluate the Funds’ performance and directed the Independent Trustees’ Performance Committee to continue to periodically review Fund performance with the Manager and report to the full Board.

Management Fees and Expense Ratios

As to each Fund, the Board reviewed and considered the contractual management fees (“Contractual Management Fees”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers, respectively. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for a Fund and considered the actual fee rate (after taking any such waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and expense reimbursements could be discontinued. The Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by the Fund and its shareholders. The Board also reviewed with management the scope of services provided to the Fund by the Manager, noting that the Funds are provided with regulatory compliance services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to each Fund by other fund service providers, including the Sub-Advisers. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds and accounts managed by the Sub-advisers.

Additionally, the Board received and considered information comparing each Funds’ Contractual Management Fees and Actual Management Fees and the Fund’s actual total expenses with those of a group of funds selected by Lipper as comparable to the particular Fund (the “Expense Group”) and a broader group of retail no-load funds selected by Lipper (the “Expense Universe”). This information showed that each Fund’s Contractual Management Fee, except for that of High Yield Investments which was slightly higher than the median, was lower than the median Contractual Management Fee for the funds in the applicable Expense Group, and that each Fund’s Actual Management Fee, except for that of Core Fixed Income Investments which was slightly higher than the average, was lower than the average Actual Management Fee for the funds in the applicable Expense Universe. The Independent Trustees also noted that the Lipper expense information showed that each Fund’s actual total expense ratio, except for Municipal Bond Investments which was slightly higher than the median, was lower than the median of the total expense ratios

Board Approval of Management Agreement and Investment Advisory Agreements

(unaudited) (continued)

of the funds in the applicable Expense Group. The Lipper expense information also showed that each Fund’s actual total expense ratio was lower than the average total expense ratios of the funds in the applicable Expense Universe.

The Board determined that, as to each Fund, the management fee paid by the Fund to the Manager and the sub-advisory fees paid by the Manager to the Sub-advisers were reasonable in light of comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the relevant Sub-adviser’s profitability in providing subadvisory services to the Funds. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. As to each Fund, the Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

As to each Fund, the Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board considered the various ways economies of scale could be realized and shared with Fund investors, and whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. As to each Fund, the Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economics of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management resources.

Other Benefits to the Manager and the Sub-advisers

As to each Fund, the Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the Manager’s costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds and each Sub-adviser’s day-to-day management of the portion of the respective Fund’s assets allocated to it, the profits and ancillary benefits that the Manager, the Sub-advisers and their affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board approved the Management Agreement and the Subadvisory Agreements to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Subadvisory Agreements.

Additional Information

(unaudited)

Trustees and Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Funds’ distributor, investment advisers, custodian, transfer agent and administrator. The day-to-day operations of the Funds are delegated to the Funds’ Manager, Consulting Group Advisory Services LLC (“CGAS”), a business of Morgan Smith Barney Holdings LLC.

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”), is indicated by a double asterisk.

The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.

Consulting Group Advisory Services LLC (“CGAS” or “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSB Holdings”), serves as the investment adviser for each Fund. The Funds employ a “multi-manager” strategy. The Manager selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment management services, the Manager monitors and supervises the services provided to the Trust by its administrator. The Manager also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.

The names of the Trustees and officers of the Trust, their addresses and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Funds.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

INDEPENDENT TRUSTEES

John J. Murphy Murphy Capital Management, Inc. 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Chairman and Trustee	Since 2002 (Chairman since 2010)	Founder and Senior Principal, Murphy Capital Management (investment management) (1983-present)	11	Trustee, Legg Mason Partners Equity Trust (2007-present); Trustee, UBS Funds (2009-present); Director, Fort Dearborn Income Securities (2013-present); and formerly, Trustee, Nicholas Applegate Funds (2005-2010)

Adela Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, BMO Financial Corp. (2012-present); Trustee, Mercer Funds (2005-present); Trustee, UBS Funds (2004-present); Director, Fort Dearborn Income Securities (2000-present); formerly, Director, Amalgamated Bank of Chicago (2003-2012); and formerly, Director, Municipal Securities Rulemaking Board (2010-2012)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee

W. Thomas Matthews 453 Banks Mill Road Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2009 (Interested Trustee from 2006-2009)	Retired; Advisor, Smith Barney (2005-2007)	11	Treasurer, Congressional Medal of Honor Foundation (2009-present); Co-Chairman, Congressional Medal of Honor Foundation (2005-2009); and Chairman, America’s Warrior Partnership (2013-present)

Mark J. Reed North American Management 1 North Brentwood Blvd., Suite 1510 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Principal & Portfolio Manager, North American Management Corp. (2013-present); and Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc., (1988-2013)	11	None

Eric T. McKissack, CFA® Channing Capital Management, LLC 10 S. LaSalle Street, Suite 2401 Chicago, IL 60603 Birth Year: 1953	Trustee	Since 2013	Founder and Chief Executive Officer, Channing Capital Management, LLC (investment management) (2004-present)	11	Trustee and Chairman, FlexShares Funds (2011-present); Trustee, The Art Institute of Chicago (2001-present); Director, Rehabilitation Institute of Chicago (2000-present); and Director, Urban Gateways (1995-present); and formerly, Director, ICMA Retirement Corp. (2005-2012)

INTERESTED TRUSTEE

David Berdon** Morgan Stanley 522 Fifth Avenue, 12th Floor, New York, NY 10036 Birth Year: 1970	Trustee and Chief Executive Officer and President	Since September 2015	Managing Director, Morgan Stanley (2013-present); Managing Director, Goldman Sachs (2001-2013)	11	None

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

Francis Smith Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1965	Chief Financial Officer (“CFO”) and Treasurer	Since 2014	Executive Director, Morgan Stanley (2001-present); Treasurer and Principal Financial Officer of various Morgan Stanley Funds (2003-present)

Eric Metallo Morgan Stanley 485 Lexington Ave, 11th Floor, New York, NY 10017 Birth Year: 1976	Chief Legal Officer and Secretary	Since August 2015	Executive Director, Morgan Stanley Wealth Management (2014-present); Senior Vice President and Associate General Counsel, Pine Bridge Investments (2011-2014); Corporate Counsel, Franklin Templeton Investments (2006-2011)

Philip Stack Morgan Stanley 2000 Westchester Avenue, 3rd Floor Purchase, NY 10577 Birth Year: 1964	Chief Compliance Officer	Since 2013	Executive Director, Morgan Stanley (2015-present); Vice President, Morgan Stanley (2013-2015); Vice President Corporate Audit Group – Compliance, Morgan Stanley (2012-2013); Vice President, Director of Investment Compliance and Risk Management, Gannett Welsh & Kotler (2008-2012)

Donna Marley Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl. Wilmington, DE 19803 Birth Year: 1955	Chief Administrative Officer Chief Operating Officer	Since August 2015 2011-2015	Executive Director, Morgan Stanley (2009-present); Director, Consulting Group Product and Programs, Morgan Stanley (2011-present); Director, Consulting Group Risk Management, Morgan Stanley (2009-2011)

Charles P. Graves, III Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1962	Co-Chief Operating Officer Investment Officer Chief Administrative Officer	Since August 2015 Since 2011 2011-2015	Managing Director, Head of Third Party Products and Platforms, Morgan Stanley (2015-present); Executive Director, Head of Global Investment Solutions, Morgan Stanley (2013-2015); Director of Third Party Programs, Consulting Group and Morgan Stanley (2011-2013); and Director, Senior Portfolio Manager, Private Portfolio Group, Morgan Stanley (2008-2011)

Robert Garcia Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1983	Co-Chief Operating Officer Investment Officer	Since August 2015 Since July 2015	Head of Packaged Digital Solutions, Morgan Stanley (2015-present); Head of Strategy and Development – Global Investment Solutions, Morgan Stanley (2013-2015); Overlay Portfolio Manager, Morgan Stanley (2009-2013)

Franceen Jansen Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1959	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010-2015)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Jason B. Moore Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1972	Investment Officer	Since 2011	Managing Director, Morgan Stanley (2012-present); Executive Director, Morgan Stanley (2011-2012); Managing Director, Bank of America Merrill Lynch (2010-2011); Executive Director, Morgan Stanley (2009-2010)

Brian Mulley Morgan Stanley 522 Fifth Avenue, 11th Floor New York, NY 10036 Birth Year: 1977	Investment Officer	Since August 2015	Investment Analyst, Executive Director, Morgan Stanley (2005-present)

Paul Ricciardelli Morgan Stanley 522 5th Ave, 14th Floor New York, NY 10036 Birth Year: 1969	Investment Officer	Since August 2015	Head of Manager Solutions, Morgan Stanley (2015-present); Head of IAR/GIMA, Morgan Stanley (2011-present); Director, Investment Management & Guidance, Merrill Lynch (1999-2011)

Matthew Rizzo Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1970	Investment Officer	Since August 2015	Executive Director, Manager Solutions, Morgan Stanley (2015-present); Head of Investment Strategy and Content, Morgan Stanley (2012-2015); Senior Analyst, Morgan Stanley Smith Barney (2006-2012)

Sukuru Saman Morgan Stanley 2000 Westchester Avenue Purchase, NY 10577 Birth Year: 1972	Investment Officer	Since August 2015	Investment Officer, Morgan Stanley Wealth Management (2013-present); Due Diligence Analyst, Morgan Stanley Wealth Management (2009-2013)

Lisa Shalett Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1963	Investment Officer	Since August 2015	Head of Investment and Portfolio Strategies, Morgan Stanley (2013-present); Chief Investment Officer, Bank of America/Merrill Lynch (2011-2013); Head of Alliance Growth Equities, Alliance Bernstein (1995-2010)

Drew Soffer Morgan Stanley Delaware Corporate Center II 2 Righter Parkway, 3rd Fl Wilmington, DE 19803 Birth Year: 1967	Investment Officer	Since August 2015	Executive Director, Morgan Stanley (2010-2015)

Michael Wilson Morgan Stanley 522 Fifth Avenue, 12th Floor New York, NY 10036 Birth Year: 1967	Investment Officer	Since August 2015	Managing Director, Chief Investment Officer, Morgan Stanley Wealth Management (2012-present); Managing Director, Head of Content Distribution Institutional Equities Division, Morgan Stanley (2009-2012)

Additional Information

(unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Anthony Scaturro Morgan Stanley 485 Lexington Avenue, 11th floor New York, NY 10172 Birth Year: 1974	Anti-Money Laundering (“AML”) Compliance Officer	Since August 2015	AML Compliance Officer, Morgan Stanley (2014-present); Field Compliance Officer, Morgan Stanley (2009-2014)

Steven Ross Morgan Stanley 522 Fifth Avenue, 4th Floor New York, NY 10036 Birth Year: 1971	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (2013-present); Vice President, Morgan Stanley (2005-2013)

Robert Creaney Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1974	Assistant Treasurer	Since 2014	Executive Director, Morgan Stanley (1997-present)

Michael Conklin Morgan Stanley One Financial Place 440 South LaSalle Street 39th Floor Chicago, IL 60605 Birth Year: 1977	Assistant Treasurer	Since 2014	Vice President, Morgan Stanley (2013-present); Vice President, First Trust Portfolios (2009-2013)

Suzan M. Barron Brown Brothers Harriman & Co. (“BBH&Co.”) 50 Post Office Square Boston, MA 02110 Birth Year: 1964	Assistant Secretary	Since 2011	Practice Lead for Portfolio Compliance, Fund Administration, BBH&Co. (2015-present); Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (2005-present)

*	Each Trustee remains in office until they resign, retire or are removed.
**	Mr. Berdon is an “interested person” of the Trust as defined in the 1940 Act because of his position with Morgan Stanley.
***	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Composition and Leadership Structure

Currently, five of the six Trustees on the Board (83%) are not “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Manager or any Sub-adviser (“Independent Trustees”). The Board has appointed Mr. Murphy, an Independent Trustee, to serve as Chairman of the Board. There are three primary committees of the Board: the Audit Committee, the Corporate Governance and Nominating Committee, and the Investment Committee. Each of the Committees is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust and in light of the services that the Manager and its affiliates and the Sub-advisers provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.

Additional Information

(unaudited) (continued)

Board Oversight of Risk Management

The Board considers risk management issues as part of its general oversight responsibilities. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board or the appropriate Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment officers, the Trust’s and the Manager’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board’s Investment Committee receives periodic presentations from senior personnel of the Manager or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates and the Sub-advisers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Individual Trustee Qualifications

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Corporate Governance and Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees to the Board. The Board noted that most of the Trustees had experience serving as directors on the boards of operating companies and/or other investment companies. The Board considered that Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. Mr. Berdon has substantial experience as an executive and financial officer in leadership roles with Morgan Stanley and affiliated entities.

Board Committees

The Trust has an Audit Committee, a Corporate Governance and Nominating Committee, and an Investment Committee. The members of the Audit Committee and the Corporate Governance and Nominating Committee consist of all the Independent Trustees of the Trust, namely Ms. Cepeda and Messrs. Matthews, Murphy, McKissack and Reed. The Investment Committee consists of Messrs. Matthews and Reed. The Board also at times may constitute other committees of the Board to assist in the evaluation of specific matters.

Additional Information

(unaudited) (continued)

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to Fund operations and financial reporting. The Audit Committee met two times during the Trust’s most recent fiscal year.

The Corporate Governance and Nominating Committee is charged with overseeing the Board governance matters and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Independent Trustees of the Trust. The Corporate Governance and Nominating Committee will consider nominees recommended by the Funds’ shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Corporate Governance and Nominating Committee also considers and recommends to the Board the appropriate compensation for serving as a Trustee on the Board. The Corporate Governance and Nominating Committee met three times during the Trust’s most recent fiscal year.

The Investment Committee is charged with assisting the Board in carrying out its oversight responsibilities over the Trust and the Funds with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process. The Investment Committee met four times during the Trust’s most recent fiscal year.

Important Tax Information

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2015:

	Large Capitalization Growth Investments	Large Capitalization Value Equity Investments	Small Capitalization Value Equity Investments	International Equity Investments	Emerging Markets Equity Investments	Small Capitalization Growth Investments
Record Date:	12/5/2014	12/5/2014	12/5/2014	12/5/2014	12/5/2014	12/5/2014
Payable Date:	12/8/2014	12/8/2014	12/8/2014	12/8/2014	12/8/2014	12/8/2014
Ordinary Income:
Qualified Dividend Income for Individuals	47.26%	100%	72.92%	92.60%	91.50%	6.12%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	43.46%	100%	73.40%	12.89%	—	7.57%
Foreign Source Income	—	—	—	99.64%	87.58%
Foreign Tax Paid Per Share	—	—	—	0.02180	0.0445
Long-Term Capital Gain Dividend	2.07273	—	1.45774	—	—	4.40601

	Core Fixed Income Investments	High Yield Investments	International Fixed Income Investments	Municipal Bond Investments	Money Market Investments
Record Date:	Monthly	Monthly	12/5/2014	Monthly	12/5/2014
Payable Date:	Monthly	Monthly	12/8/2014	Monthly	12/8/2014
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—	—	—
Interest from Tax-Exempt Obligations	—	—	—	100%	—
Interest from Federal Obligations	32.88%		4.23%		4.91%
Long-Term Capital Gain Dividend	.06523	—	—	.05140	—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

TK 2120A, 8/15

MORGAN STANLEY SMITH BARNEY LLC

Distributor

CONSULTING GROUP ADVISORY SERVICES LLC

Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-888-454-3965 (“ask for Consulting Group”).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-454-3965 (ask for “Consulting Group”), (2) on the Funds’ website at www.morganstanley.com/cgcm and (3) on the SEC’s website at www.sec.gov.

© 2015 Morgan Stanley Smith Barney LLC (“Morgan Stanley”). Consulting Group Advisory Services LLC (“CGAS”) is a business of Morgan Stanley. Securities are offered through Morgan Stanley.

Consulting Group Capital Markets Funds

2000 Westchester Avenue

Purchase, NY 10577

ITEM 2.	CODE OF ETHICS.

As of the period ended August 31, 2015 (“Reporting Period”), the Registrant has adopted a code of ethics (“Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has not amended any provision in its Code that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. A copy of this Code is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

The Registrant has not granted any waiver, including any implicit waiver, from a provision of its Code to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that Mark J. Reed possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Reed as the Registrant’s audit committee financial expert. Mr. Reed is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES –

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2015 and August 31, 2014 for professional services rendered by the Registrant’s principal accountant (“Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years, were $531,100 in 2015 and $523,600 in 2014.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2015, and August 31, 2014, for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4, were $0 in 2015 and $0 in 2014.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2015 and August 31, 2014 for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $90,880 in 2015 and $90,880 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for each of the last two fiscal years ended August 31, 2015, and August 31, 2014, for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 for 2015 and $0 for 2014.

(e)(1) The Charter for the Audit Committee (“Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (“Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2015 and 0% for 2014; Tax Fees were 0% for 2015 and 0% for 2014; and Other Fees were 0% for 2015 and 0% for 2014.

(f)	Not Applicable.

(g) Aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant of each of the last two fiscal years of the Registrant (“Service Affiliates”) were $0 for 2015 and $0 in 2014.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)ii of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c)) were effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(d)), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consulting Group Capital Markets Funds

By:	/s/ David Berdon
David Berdon
Chief Executive Officer
Consulting Group Capital Markets Funds

Date:	November 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Berdon
David Berdon
Chief Executive Officer
Consulting Group Capital Markets Funds

Date:	November 6, 2015

Consulting Group Capital Markets Funds

By:	/s/ Francis Smith
Francis Smith
Chief Financial Officer
Consulting Group Capital Markets Funds

Date:	November 6, 2015